UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Flagstar Financial, Inc.
(Name of registrant as specified in its charter)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION
Flagstar Financial, Inc.
REORGANIZATION PROPOSED - YOUR VOTE IS VERY IMPORTANT
[•], 2025
Dear Shareholder:
On July 24, 2025, as part of an internal corporate reorganization to streamline and simplify its corporate structure, Flagstar Financial, Inc., or the “Company,” and its wholly-owned bank subsidiary, Flagstar Bank, N.A., or the “Bank,” entered into an Agreement and Plan of Merger, referred to as the “plan of merger,” pursuant to which the Company will be merged with and into the Bank, with the Bank continuing as the surviving entity, referred to as the “merger.” Following the merger, the Bank will continue to be named “Flagstar Bank, N.A.” Before we complete the reorganization, holders of the Company’s common stock must approve the plan of merger between the Company and the Bank and approve the conversion of the Company to an interim federal savings association immediately prior to the merger, referred to as the “conversion.” The merger and the conversion are collectively referred to herein as the “reorganization.” BOTH THE MERGER AND THE CONVERSION MUST BE APPROVED IN ORDER FOR THE REORGANIZATION TO OCCUR, AND NEITHER PROPOSAL WILL BE DEEMED TO HAVE BEEN APPROVED UNLESS BOTH ARE APPROVED. A special meeting of the holders of the Company’s common stock will be held on [•], 2025, for these purposes.
Pursuant to the conversion and to enable the merger, the Company will be converted to an interim federal savings association called Flagstar Financial, Federal Savings Association. In the conversion, shareholders of the Company will become shareholders of the interim federal savings association for a moment in time (other than those holders of the Company’s Series B and Series D preferred stock who have dissented from the conversion and properly demanded payment of the fair value of their shares in accordance with applicable Delaware law) with no change in the terms of the Company’s common or preferred stock. Because the federal savings association will only exist for a moment in time, the conversion will have no impact on the holders of the Company’s securities. After conversion, all references to the Company in this document will mean the Company as converted to a federal savings association.
Pursuant to the plan of merger, immediately after the conversion, shares of the Company’s common stock and preferred stock issued and outstanding immediately prior to the effective time of the merger (other than shares of Series B Preferred Stock or Series D Preferred Stock owned by shareholders who have dissented from the merger and properly demanded payment of the fair value of their shares in accordance with applicable Delaware law) will be converted into shares of the Bank’s common stock or preferred stock, as applicable (subject to certain limitations as to the preferred stock) such that, following the reorganization, the separate corporate existence of the Company will cease and the share ownership of the Company immediately prior to the reorganization will become the share ownership of the Bank following the reorganization. The plan of merger also provides that each of the Company’s outstanding warrants to purchase common stock or Series D Preferred Stock will be converted automatically into a warrant to purchase the Bank’s common stock or, as applicable, the Bank’s Series D Preferred Stock. The Bank will assume the Company’s debt obligations, equity incentive plans, equity compensation plans, all other compensation plans, all employee stock options and restricted stock and, following the reorganization, such awards will remain subject to the same terms and conditions that applied to the awards immediately prior to the effective time of the reorganization, including vesting schedules and other restrictions.
The Company’s board of directors unanimously recommends that holders of the Company’s common stock vote “FOR” the approval of the plan of merger and “FOR” approval of the conversion. BOTH THE MERGER AND THE CONVERSION MUST BE APPROVED IN ORDER FOR THE REORGANIZATION TO OCCUR, AND NEITHER PROPOSAL WILL BE DEEMED TO HAVE BEEN APPROVED UNLESS BOTH ARE APPROVED. We look forward to the successful completion of the reorganization and thank you for your prompt attention to this important matter.
We are furnishing our proxy materials to you over the Internet as allowed by the rules of the Securities and Exchange Commission. Accordingly, on or about [•], 2025, you will receive a Notice of Internet Availability of

Proxy Materials, or Notice, which will provide instructions on how to access our proxy statement and annual report online. This is designed to reduce our printing and mailing costs and the environmental impact of our proxy materials. A paper copy of our proxy materials may be requested through one of the methods described in the Notice.
It is important that all shareholders attend or be represented at the meeting. Whether or not you plan to attend the meeting, please promptly submit your proxy over the Internet by following the instructions found on your Notice. As an alternative, you may follow the procedures outlined in your Notice to request a paper proxy card to submit your vote by mail. The prompt submission of proxies will save the Company the expense of further requests for proxies, which might otherwise be necessary in order to ensure a quorum.

Sincerely,

Joseph M. Otting
Executive Chairman, President and Chief Executive Officer

THE SECURITIES TO BE ISSUED IN CONNECTION WITH THE REORGANIZATION ARE NOT SAVINGS ACCOUNTS OR DEPOSITS, OR OTHER OBLIGATIONS OF ANY BANK. THESE SECURITIES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY, AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF YOUR INVESTMENT.

FLAGSTAR FINANCIAL, INC.
102 Duffy Avenue
Hicksville, New York 11801
NOTICE OF SPECIAL MEETING
Important Notice Regarding the Availability of Proxy Materials for the
Special Meeting to be held on [•], 2025
The Proxy Statement and Annual Report are available at www.flagstar.com/

Date:	[•], 2025
Time:	[•], local time
Place:	Virtual meeting conducted exclusively via live webcast at .com/

Purpose of the Special Meeting:
1.
To approve the Agreement and Plan of Merger, dated as of July 24, 2025, by and between Flagstar Financial, Inc. (the “Company”) and its wholly-owned bank subsidiary, Flagstar Bank, N.A. (the “Bank”), as such agreement may be amended from time to time, referred to as the “plan of merger,” a copy of which is attached as Appendix A, effecting an internal corporate reorganization in which the Company will be merged with and into the Bank, with the Bank continuing as the surviving entity, referred to as the “reorganization.” This proposal is referred to as the “merger proposal.”

2.
To approve the conversion of the Company into an interim federal savings association to be called Flagstar Financial, Federal Savings Association, immediately prior to the merger. This proposal is referred to as the “conversion proposal.”

3.
To approve a proposal to authorize the Company’s board of directors or an authorized committee thereof to adjourn or postpone the special meeting to a later date, if necessary or appropriate, including adjournments to permit further solicitation of proxies in favor of the merger proposal or the conversion proposal, or both proposals, or to vote on other matters properly brought before such special meeting, referred to as the “adjournment proposal”.

The Company will transact no other business at the special meeting, except for business properly brought before the special meeting or any adjournment or postponement thereof. The merger proposal and the conversion proposal are each described in more detail in the accompanying proxy statement, which you should read carefully in its entirety before voting. The merger and the conversion are collectively referred to herein as the “reorganization.” BOTH THE MERGER PROPOSAL AND THE CONVERSION PROPOSAL MUST BE APPROVED IN ORDER FOR THE REORGANIZATION TO OCCUR, AND NEITHER PROPOSAL WILL BE DEEMED TO HAVE BEEN APPROVED UNLESS BOTH ARE APPROVED.
Record Date: Only holders of record of the Company’s common stock at the close of business on [•], 2025 are entitled to notice of and to vote at the special meeting or any adjournments or postponements of the special meeting.
Admission to the Meeting: To be admitted to the special meeting at [www.   .com/   ], you must enter the control number found on the proxy card or voting instruction form you received. You may vote during the special meeting by following the instructions available on the meeting website during the special meeting.
Mail Date: This notice, the proxy statement and the proxy card or voting instructions are first being made available to you over the Internet or mailed to you on or about [•], 2025.
Your vote is very important. To vote through the Internet, log on to the Internet and go to [www.   .com/   ] and follow the steps on the secured website. If you are voting by paper ballot and wish to vote by telephone, please follow the instructions provided on your ballot. To vote by telephone or online you will need the control number provided on the Notice of Internet Availability of Proxy Materials that will be sent to you on or about [•], 2025.

The Company’s board of directors has approved the plan of merger and the conversion, and the transactions contemplated thereby, and recommends that you vote “FOR” the merger proposal, “FOR” the conversion proposal and “FOR” the adjournment proposal (if necessary or appropriate).

By order of the Board of Directors

Bao Nguyen
Senior Executive Vice President, General Counsel and Chief of Staff

Where You Can Find More Information
The Company files annual, quarterly and current reports, proxy materials and other business and financial information with the Securities and Exchange Commission (the “SEC”). You may read and copy any of the Company’s materials filed with the SEC on the SEC’s website located at http://www.sec.gov. You will also be able to obtain these documents, free of charge, from the Company’s investor relations website at www.flagstar.com.
The Bank currently is not required to file reports under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) with the SEC or otherwise. In connection with the reorganization, the Bank’s common stock, as well as the Bifurcated Option Note Unit SecuritiESSM (the “BONUSES Units”) and depositary shares representing interests in the Bank’s Series A preferred stock will be registered or deemed registered under the Exchange Act, which vests the Office of the Comptroller of the Currency (the “OCC”) with the power to administer and enforce certain sections of the Exchange Act applicable to banks such as the Bank. Following such registration, the Bank will be subject to the reporting and other requirements of the Exchange Act, and accordingly, the Bank will be required to file annual, quarterly and current reports, proxy materials and other business and financial information required by the Exchange Act. In addition, following the reorganization, the Bank will maintain the same investor relations website currently used by the Company at www.flagstar.com and will include the Bank’s filings at that location.
None of the information about the Company or the Bank maintained on the Company’s or the Bank’s website is incorporated into this proxy statement by reference.

i

PROXY STATEMENT FOR THE
SPECIAL MEETING
OF FLAGSTAR FINANCIAL,
INC. TO BE HELD ON [•], 2025
QUESTIONS AND ANSWERS ABOUT THE REORGANIZATION AND THE SPECIAL MEETING
The following are answers to certain questions you may have regarding the reorganization and the special meeting. We urge you to read carefully the remainder of this proxy statement, including the plan of merger attached as Appendix A, because the information in this section may not provide all the information that might be important to you in determining how to vote.
Q:	What is the reorganization?
A:
Flagstar Bancorp, Inc. (the “Company”) and its wholly-owned bank subsidiary, Flagstar Bank, N.A. (the “Bank”), have entered into an Agreement and Plan of Merger, dated as of July 24, 2025, as may be amended from time to time (the “plan of merger”), pursuant to which the Company will convert into an interim federal savings association, referred to herein as the “conversion,” and then immediately be merged with and into the Bank, referred to herein as the “merger,” with the Company’s separate corporate existence ceasing and the Bank continuing as the surviving entity. The merger and the conversion are collectively referred to herein as the “reorganization.” Following the reorganization, shares of the Bank’s common stock will be traded on the New York Stock Exchange (the “NYSE”), under the same ticker symbol currently used by the Company: FLG. We expect that Bank securities substantially similar to the Company’s other listed securities, including the Company’s BONUSES Units (FLG PRU), and the Company’s depositary shares representing interests in Series A preferred stock (FLG PRA), both of which are currently traded on the NYSE, will continue to be traded on the NYSE. Following the reorganization, we expect the Bank will retain its current name, Flagstar Bank, N.A. A copy of the plan of merger is attached as Appendix A to this proxy statement.

Q:	What approvals are required for the reorganization?
In order for us to complete the reorganization, we need the approval of the holders of the Company’s common stock of both the merger and the conversion and the approval of the Office of the Comptroller of the Currency (“OCC”) under the National Bank Act. We filed an application with the OCC on July 24, 2025. The Company is not aware of any material governmental approvals or actions that are required prior to the reorganization other than that of the OCC.
Q:	Why am I receiving this proxy statement?
A:
We are delivering this document to you because it is a proxy statement being used by the Company’s board of directors to solicit proxies of the holders of the Company’s common stock in connection with the approval of the plan of merger and the approval of the conversion, in each case relating to the reorganization. In order to approve the plan of merger and the conversion, the Company has called a special meeting of the holders of its common stock, which we refer to as the special meeting. This document serves as a proxy statement for the special meeting and describes the proposals to be presented at the meeting.

This proxy statement contains important information about the merger proposal, the conversion proposal, and the adjournment proposal being voted on at the meeting. You should read it carefully and in its entirety. The enclosed materials allow you to have your shares voted by proxy without attending the special meeting. Your vote is important. We encourage you to submit your proxy as soon as possible.
Q:	What are holders of the Company’s common stock being asked to vote on and why is this approval necessary?
A:	Holders of the Company’s common stock are being asked to vote on the following proposals:
•	to approve the plan of merger, a copy of which is attached as Appendix A to this proxy statement, which is referred to as the merger proposal;
•	to approve the conversion of the Company to an interim federal savings association immediately prior to the merger, which is referred to as the conversion proposal, and

•
to authorize the Company’s board of directors or an authorized committee thereof to adjourn or postpone the special meeting to a later date, if necessary or appropriate, including adjournments to permit further solicitation of proxies in favor of the merger proposal or the conversion proposal, or both, and which is referred to as the adjournment proposal.

Approval of the merger proposal and the conversion proposal each requires the affirmative vote of the holders of a majority of the outstanding shares of the Company’s common stock entitled to vote at the special meeting, and approval of the proposals is required by applicable law for completion of the reorganization. Because the required vote is based upon the outstanding shares of Company common stock, a failure to vote on a proposal, including a broker non-vote described in more detail below, or a vote to “ABSTAIN” on a proposal, will have the same effect as a vote against that proposal. BOTH THE MERGER PROPOSAL AND THE CONVERSION PROPOSAL MUST BE APPROVED IN ORDER FOR THE REORGANIZATION TO OCCUR, AND NEITHER PROPOSAL WILL BE DEEMED TO HAVE BEEN APPROVED UNLESS BOTH ARE APPROVED.
Approval of the adjournment proposal requires the affirmative vote of a majority of the votes cast on the adjournment proposal by holders of Company common stock represented in person or by proxy at the special meeting. A failure to vote, including a broker non- vote, or a vote to “ABSTAIN” will have no effect on the adjournment proposal.
Votes will be counted by the inspector of election appointed for the special meeting.
The Company will transact no other business at the special meeting, except for business properly brought before the special meeting or any adjournment or postponement thereof.
Q:	What is the purpose of the reorganization?
A:
The Company currently operates as the bank holding company of the Bank and conducts substantially all of its business through the Bank. The Company believes that the reorganization will reduce costs, simplify its organizational structure, streamline managerial, operational, and administrative functions throughout the Bank, and eliminate redundant corporate activities and duplicative supervision and regulation. Currently, the Company is subject to examinations by both the Board of Governors of the Federal Reserve (the “FRB”) and the OCC, as well as examinations by the Consumer Financial Protection Bureau (the “CFPB”); following the restructuring, the Bank would no longer bear the costs associated with FRB examinations.

Q:	Which other banking organizations have undertaken a similar reorganization? Are there other publicly traded banks without bank holding companies?
A:
Bank OZK and Bancorp South Bank (now Cadence Bank), state-chartered banks, and Zions Bank, a national bank, as well as other banks, have completed a reorganization to eliminate their parent bank holding company. After the reorganization, the Bank will continue to have its common stock listed on a national securities exchange.

Q:	Will the board structure and corporate governance policies of the Company change as a result of the reorganization?
A:
No. The current members of the Company’s board of directors, who also comprise all of the current members of the Bank’s board of directors, will continue as the members of the Bank’s board of directors following completion of the reorganization. In connection with the completion of the reorganization, the Bank board will adopt the committee charters and the Bank will adopt the corporate governance guidelines and policies currently maintained by the Company and its board of directors. The members of the Company’s board committees will serve as members of the Bank’s board committees.

Q:	Will the Bank have the same management following the reorganization?
A:
Given that the Company operates substantially through the Bank, the executive officers of the Company immediately prior to the merger will hold the same positions and titles with the Bank following the reorganization.

Q:	Does the Company expect changes to the way it does business following the reorganization?
A:	No. The Company expects that the Bank would continue to operate in substantially the same manner as before the reorganization and continue its focus on the customers and communities it serves.

Q:	Will the Bank have access to the Federal Reserve’s discount window following the reorganization?
A:	Yes. As a national bank, the Bank is a member of the Federal Reserve. As such, the Bank will continue to be able to access Federal Reserve services, including the discount window.
Q:	Will the Bank change its name following the reorganization?
A:
No. Following the reorganization, the Bank will continue to be known as Flagstar Bank, N.A. The Bank’s common stock will trade on the NYSE under the same ticker symbol currently used by the Company – “FLG”.

Q:	What will Company shareholders receive in the reorganization?
A:
If the plan of merger is approved and the reorganization is completed, at the effective time of the reorganization, the outstanding shares of the Company’s common stock and Series A preferred stock will be cancelled and cease to exist, and the outstanding shares of the Company’s common stock and Series A preferred stock will automatically be converted into an equivalent number of shares of the Bank’s common stock and Series A preferred stock. The Company’s Series B and Series D preferred stock (other than shares of Series B Preferred Stock or Series D Preferred Stock owned by shareholders who have dissented from the merger and properly demanded payment of the fair value of their shares in accordance with applicable Delaware law) shall also be converted into common stock of the Bank, except that such conversion shall instead be into non-voting equity securities that are substantially identical to the Series B and Series D preferred stock to the extent that ownership of the additional common stock would otherwise be prohibited by law or require approval by a government entity. As a result, subject to the foregoing limitations, the shares of capital stock of the Bank will be owned directly by the Company’s shareholders in substantially the same proportion as their ownership of the Company’s capital stock immediately prior to the effective time of the reorganization. The terms of the Bank common stock and preferred stock will have substantially the same terms as that of the Company. For a comparison of these terms, see “Description of Bank Capital Stock and Comparison of Shareholders’ Rights.”

Q:	What will I need to do to receive my shares of Bank common stock?
A:
Whether you hold shares of Company common stock represented by certificates or book-entry uncertificated shares of Company common stock, you will not be required to take any specific actions to exchange your shares of Company common stock for Bank common stock. We do not intend to exchange Company common stock certificates for Bank common stock certificates. Accordingly, if you hold physical share certificates of Company common stock, upon effectiveness of the reorganization such share certificates will represent an equal number of shares of Bank common stock. If you hold your shares of Company common stock in uncertificated book-entry form, upon completion of the reorganization, such shares will be automatically exchanged for Bank common stock. Following the reorganization, the Bank will issue common stock and its other securities in uncertificated book-entry form only.

Q:	Will the Bank continue the Company’s stock, incentive and other benefit plans?
A:
Yes. The Bank will assume and continue all of the Company’s stock and other compensation, benefit and incentive plans and will assume all outstanding stock options, restricted stock, other stock-based awards and performance awards previously granted or incurred under such plans. In connection with the reorganization, each of the Company’s outstanding stock options, restricted stock, other stock- based awards and performance awards will be converted into a stock option, restricted stock, other stock-based awards or performance awards, respectively, covering the same number of shares of the Bank’s common stock and with the same terms and conditions, including the same vesting, exercisability and other restrictions, which will not be affected by the reorganization.

Q:	Will the Bank assume the Company’s employment agreements with its officers?
A:
Yes. The Bank will assume the Company’s obligations under the employment agreements it has with its key officers, and these officers will continue to be subject to the obligations and restrictive covenants included in the agreements.

Q:	Will the reorganization result in payments to its key officers under the Company’s employment agreements?
A:
No. The reorganization is not a “change in control” as defined in the employment agreements that the Company maintains with its key officers. No payments will be due under those agreements as a result of the reorganization.

Q:	Will the Bank assume the Company’s warrants?
A:
Pursuant to the plan of merger, without any action on the part of the holder thereof, each of the Company’s outstanding warrants to purchase common stock of the Company will be converted automatically into a warrant to purchase common stock of the Bank. Also pursuant to the plan of merger, without any action on the part of the holder thereof, each of the Company’s outstanding warrants to purchase Series D preferred stock will be converted automatically into a warrant to purchase common stock of the Bank or, as applicable, Series D preferred stock of the Bank.

Q:	What will happen to the Company’s debt rating as a result of the reorganization?
A:
Given that substantially all of the business of the Company is conducted through the Bank, we do not expect any adverse change in debt rating triggered by the reorganization. However, there can be no assurance that the reorganization will not result in an adverse change in debt rating.

Q:	Will the Bank keep the same stock exchange listing as the Company?
A:
It is expected that following the reorganization the Bank’s common stock will be listed on the NYSE under the same ticker symbol currently used by the Company (FLG). We expect that Bank securities substantially similar to the Company’s other listed securities, including the Company’s BONUSES Units (FLG PRU), and the Company’s depositary shares representing interests in Series A preferred stock (FLG PRA), both of which are currently traded on the NYSE, will continue to be traded on the NYSE,

Q:	Will the Bank be subject to the information reporting requirements of the Exchange Act?
A:
Yes. In connection with the reorganization, the Bank’s common stock and certain other securities will be registered or deemed registered under the Exchange Act, and accordingly, the Bank will be subject to the information reporting requirements of the Exchange Act, which vests the OCC with the power to administer and enforce certain sections of the Exchange Act applicable to banks such as the Bank.

Q:	How does the Company’s board of directors recommend that holders of the Company’s common stock vote at the special meeting?
A:	The Company’s board of directors unanimously recommends that holders of the Company’s common stock vote “FOR” the merger proposal, “FOR” the conversion proposal and “FOR” the adjournment proposal.
Q:	What do I need to do now?
A:
After you have carefully read this document, including the information incorporated into this document by reference, please vote as promptly as possible by using the Internet or telephone, or by signing, dating and returning the proxy card mailed to those who receive paper copies of this proxy statement. This will enable your shares to be represented and voted at the special meeting whether or not you attend. Information and applicable deadlines for voting by internet or by telephone are set forth in the enclosed proxy card instructions.

Q:	Can I attend the special meeting and vote my shares in person?
A:
You will be able to attend the special meeting online, vote your shares electronically, and submit questions during the special meeting by visiting [      .com/   ]. To participate in the virtual meeting, you will need the 16-digit control number included on your Notice, proxy card or voting instruction form. The meeting webcast will begin promptly at [•], New York Time. We encourage you to access the virtual meeting prior to the start time. Online check-in will begin at [•], New York Time, and you should allow ample time for the check-in procedures.

Q:	Will the special meeting be webcast?
A:	Yes. The special meeting will only be available through a live, audio-only webcast. Information about the webcast can be found on our website at www.flagstar.com.
Q:	If my broker holds my shares in “street name,” will my broker automatically vote my shares for me?
A:
No. If your shares are held in “street name” in a stock brokerage account or by a bank or other nominee, you must provide the record holder of your shares with instructions on how to vote your shares. Please follow the voting instructions provided by your broker, bank or other nominee. Please note that you may not vote shares held in street name by returning a proxy card directly to the Company or by voting in person at the special meeting unless you provide a legal “proxy,” which you must obtain from your broker, bank or other nominee.

Q:	What if I fail to instruct my broker to vote my shares?
A:
If you fail to instruct your broker, bank or other nominee to vote your shares held in “street name,” the broker, bank or other nominee may submit an unvoted proxy (a broker “non-vote”) as to your shares. Broker non-votes will count toward a quorum at the special meeting. However, broker non-votes will not count as a vote with respect to, and will have the same effect as a vote “AGAINST”, the merger proposal and the conversion proposal, but will have no effect on the adjournment proposal.

Q:	Can I change my vote after I return my proxy card?
A:
Yes. If your shares are held in your name, you may revoke your proxy at any time before it is voted at the special meeting by giving written notice to our corporate secretary, or by submitting a later dated proxy through the mail, Internet or telephone (in which case the later submitted proxy will be recorded and the earlier proxy revoked), or by voting in person at the special meeting.

If your shares are held of record by your broker, bank or other agent as your nominee, you should follow the instructions provided by your broker, bank or other agent.
Q:	Will I be entitled to dissenters’ rights?
A:
The Company is a Delaware corporation that is governed by the Delaware General Corporation Law (the “DGCL”). In accordance with Section 262 of the DGCL, holders of the Company’s common stock and Series A preferred stock are not entitled to appraisal or dissenters’ rights in connection with the merger proposal or the conversion proposal, as the shares of the Company’s common stock and the depository shares representing the Company’s Series A preferred stock are listed on the NYSE. However, the Company’s Series B preferred stock and Series D preferred stock are not listed on a national securities exchange. As a result, even though holders of each series of the Company’s preferred stock are not entitled to vote on the plan of merger, holders of the Series B preferred stock and Series D preferred stock may dissent from the merger or the conversion in accordance with Section 262 of the DGCL and have the fair value of their shares of Series B preferred stock or Series D preferred stock, as applicable, paid to them in cash.

For more information regarding appraisal rights, see “Appraisal Rights of Dissenting Shareholders.”
Q:	Should I send in my stock certificates now?
A:
No. Please do not send your Company stock certificates with your proxy card. We do not intend to exchange Company common stock certificates for Bank common stock certificates. Accordingly, if the merger and the conversion are approved and the reorganization is consummated, then at the effective time of the reorganization, any Company common stock certificates you hold will thereafter represent an equal number of shares of Bank common stock.

Q:	When do you expect the reorganization to be completed?
A:
The Company currently expects to complete the reorganization by the end of 2025, assuming all of the conditions to completion of the reorganization have been timely satisfied, including approval of the plan of merger by the OCC, although neither the Company nor the Bank can provide any assurances that the reorganization will close in a timely manner or at all.

Q:	What are the conditions to the closing of the reorganization?
A:	The reorganization is subject to the following conditions being satisfied:
•	transactions contemplated by the plan of merger shall have been approved by the holders of the Company’s common stock;
•
shares of the Bank’s common stock and depositary shares representing Series A preferred stock to be issued in the reorganization and the BONUSES Units shall have been authorized for listing on the NYSE, subject to official notice of issuance;

•
all approvals and authorizations of, filings and registrations with, and notifications to, all relevant governmental authorities required for the consummation of the reorganization shall have been obtained or made, and shall be in full force and effect and all waiting periods required by law shall have expired;

•
no governmental authority of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, judgment, decree, injunction or other order (whether temporary, preliminary or permanent) that is in effect and prohibits consummation of the transactions contemplated by the plan of merger;

•
all third-party consents and approvals required, or deemed by the Company’s board of directors to be advisable, to be obtained under any material note, bond, mortgage, deed of trust, security interest, indenture, law, regulation, lease, license, contract, agreement, plan, instrument or obligation to which the Company or any subsidiary or affiliate of the Company is a party in connection with the reorganization shall have been obtained, of which we are not currently aware of any; and

•
the Company’s board of directors shall have received evidence in form and substance reasonably satisfactory to it that holders of the Company’s common stock will not recognize gain or loss for United States federal income tax purposes as a result of the reorganization.

Q:	Will I be able to sell the shares of Bank common stock that I receive in the reorganization?
A:	Yes. The shares of Bank common stock to be issued in the reorganization will be freely tradeable (except for holders who are affiliates of the Bank).
Q:	Are there any quorum requirements for the special meeting?
A:
Yes. The presence, in person or by properly executed proxy, of the holders of a majority of the outstanding shares of common stock of the Company entitled to be cast is necessary to constitute a quorum at the special meeting of shareholders. Abstentions and broker non-votes will be counted for the purpose of determining whether a quorum is present.

Q:	What will happen if the merger proposal and the conversion proposal are not each approved by holders of a majority of the outstanding shares of Company common stock?
A:
If the holders of the Company’s common stock do not approve both the merger proposal AND the conversion proposal, then the reorganization will not be able to occur and the Company and the Bank will likely terminate the plan of merger. BOTH THE MERGER AND THE CONVERSION MUST BE APPROVED IN ORDER FOR THE REORGANIZATION TO OCCUR, AND NEITHER PROPOSAL WILL BE DEEMED TO HAVE BEEN APPROVED UNLESS BOTH ARE APPROVED. If the reorganization does not occur, the Company expects that it would continue to operate in its current holding company structure, rather than in the simpler and more cost effective structure that is being proposed. In that case, the Company would likely continue to incur certain costs, such as administrative costs and regulatory compliance costs associated with examinations by the FRB and the OCC, that could potentially be avoided if the reorganization were completed and the structure simplified and would have incurred the costs related to the reorganization without any benefit.

Q:	Whom should I call with questions?
A:
If you have any questions concerning the reorganization or this proxy statement, would like additional copies of this proxy statement, or need help voting your shares of Company common stock, please contact Flagstar Financial, Inc. Investor Relations at the following address: Flagstar Financial, Inc., Investor Relations Department, 102 Duffy Avenue, Hicksville, NY 11801by calling (516-683-4420), or by e-mail (ir@myNYCB.com).

SUMMARY
This summary highlights selected information included in this document and does not contain all of the information that may be important to you. You should read this entire document, including the plan of merger attached as Appendix A, and the other documents to which this document refers before you decide how to vote with respect to the merger proposal and the conversion proposal. Each item in this summary includes a page reference directing you to a more complete description of that item.
Unless the context otherwise requires, throughout this proxy statement the “Company” refers to Flagstar Financial, Inc., and the “Bank” refers to the Company’s wholly-owned bank subsidiary, Flagstar Bank, N.A. Also, we refer to the proposed merger of the Company with and into the Bank and the conversion of the Company into an interim federal savings association immediately prior to the merger collectively as the “reorganization.” We refer to the Agreement and Plan of Merger, dated July 24, 2025, by and between the Company and the Bank, as it may be amended from time to time, pertaining to the reorganization as the “plan of merger.”
The Reorganization
The terms and conditions of the reorganization by which the Company will be merged with and into the Bank are contained in the plan of merger, a copy of which is attached to this document as Appendix A. We encourage you to read that agreement carefully.
Parties to the Reorganization
Flagstar Financial, Inc., a Delaware corporation, is the parent bank holding company for Flagstar Bank, N.A., a national bank association. The Company’s common stock trades on the NYSE under the symbol “FLG.” At June 30, 2025, the Company had $92.2 billion of assets, $64.4 billion of loans, $69.7 billion of deposits, and total stockholders’ equity of $8.1 billion. The Bank operates approximately 360 locations across nine states, with strong footholds in the greater New York/New Jersey metropolitan region and in the upper Midwest, along with a significant presence in fast-growing markets in Florida and the West Coast. The principal executive offices of the Company and the Bank are located at 102 Duffy Avenue, Hicksville, New York 11801, and the telephone number is (516) 683-4100.
Effects of the Reorganization (page 18)
If the merger proposal and the conversion proposal are both approved, and the reorganization is subsequently completed, at the effective time of the reorganization, the outstanding shares of the Company’s common and Series A preferred stock will be cancelled and cease to exist, and the outstanding shares of the Company’s common and Series A preferred stock will automatically be converted into an equivalent number of shares of the Bank’s common stock and Series A preferred stock, respectively. The Company’s Series B and Series D preferred stock shall also be converted into common stock of the Bank, except that such conversion shall instead be into non-voting equity securities that are substantially identical to the Series B and Series D preferred stock to the extent that ownership of the additional common stock would otherwise be prohibited by law or require approval by a government entity. Shares of the Series B preferred stock or Series D preferred stock whose holders dissent from the merger or conversion and properly demand payment of the fair value of their respective shares in accordance with Delaware law will not be converted into capital stock of the Bank. As a result, subject to the foregoing limitations, the shares of capital stock of the Bank will be owned directly by the Company’s shareholders in the same proportion as their ownership of the Company’s capital stock immediately prior to the merger. Further, each warrant to purchase either Series D preferred stock or common stock of the Company will be converted automatically into a warrant to purchase common stock of the Bank or, if applicable, into a warrant to purchase Series D preferred stock of the Bank. Immediately following the merger, the Bank will have substantially the same outstanding capital stock with substantially the same rights and privileges as the outstanding capital stock of the Company immediately prior to the merger. Immediately following the reorganization, the Bank will have substantially the same consolidated assets, liabilities and shareholders’ equity as the Company had immediately prior to the reorganization.
After consummation of the reorganization, the business of the Bank will remain unchanged. Given that the Company operates substantially through the Bank, the senior management of the Company and the Bank are the same and will continue unchanged after the reorganization. Similarly, the employees of the Bank will continue in their respective capacities. The offices and other business premises of the Bank will likewise continue to be occupied by the Bank. With respect to regulatory oversight, following the reorganization, the Bank will cease to be subject to a number of regulatory requirements that it is currently subject to (either directly or indirectly as the Company’s bank subsidiary), though certain other requirements will continue to apply to the Bank.
What Company Shareholders Will Receive in the Reorganization (page 3)
If the merger proposal and the conversion proposal are both approved, and the reorganization is subsequently completed, at the effective time of the reorganization, the outstanding shares of the Company’s common stock and Series A preferred stock will be cancelled and cease to exist, and the outstanding shares of the Company’s common stock and Series A preferred stock will automatically be converted into an equivalent number of shares of the Bank’s common stock and Series A preferred stock. The Company’s Series B and Series D preferred stock shall also be converted into common stock of the Bank, except that such conversion shall instead be into non-voting equity securities that are substantially identical to the Series B and Series D preferred stock to the extent that ownership of the additional common stock would otherwise be prohibited by law or require approval by a government entity. Shares of the Series B preferred stock or Series D preferred stock whose holders dissent from the merger or conversion and properly demand payment of the fair value of their respective shares in accordance with Delaware law will not be converted into capital stock of the Bank. As a result, subject to the foregoing limitations, the shares of capital stock of the Bank will be owned directly by the Company’s shareholders in the same proportion as their ownership of the Company’s capital stock immediately prior to the merger. Further, each warrant to purchase either Series D preferred stock or common stock of the Company will be converted automatically into a warrant to purchase common stock of the Bank or, if applicable, Series D preferred stock of the Bank. In connection with the reorganization, the Bank will assume and continue all of the Company’s stock and other compensation, benefit and incentive plans and will assume the Company’s equity incentive plans, equity compensation plans, all other compensation plans, all employee stock options and restricted stock previously granted or incurred under such plans.
Recommendation of the Company’s Board of Directors (page 16)
The Company’s board of directors has determined that the plan of merger and the transactions contemplated by the plan of merger, constituting the reorganization, are fair and advisable to and in the best interests of the Company and its shareholders and approved the plan of merger. The Company’s board of directors recommends that you vote “FOR” the merger proposal, “FOR” the conversion proposal and “FOR” the adjournment proposal. For factors considered by the Company’s board of directors in reaching its decision to approve the plan of merger, see “The Reorganization and Plan of Merger: The Company’s Reasons for the Reorganization; Recommendation of the Company’s Board of Directors” on page 17.
Special Meeting of Shareholders (page 15)
The Company will hold a special meeting on [•], 2025, at [•], local time The meeting will be conducted exclusively via live webcast at [            .com/   ].At the special meeting, holders of the Company’s common stock will be asked to vote on the following proposals:
•	to approve the plan of merger, a copy of which is attached as Appendix A to this proxy statement, which we refer to as the merger proposal;
•
to approve the conversion of the Company into an interim federal savings association to be called Flagstar Financial, Federal Savings Association, immediately prior to the merger, which is referred to as the conversion proposal, and

•
to authorize the Company’s board of directors or an authorized committee thereof to adjourn or postpone the special meeting to a later date, if necessary or appropriate, including adjournments to permit further solicitation of proxies in favor of the merger proposal or the conversion proposal, or both, and which is referred to as the adjournment proposal.

BOTH THE MERGER PROPOSAL AND THE CONVERSION PROPOSAL MUST BE APPROVED IN ORDER FOR THE REORGANIZATION TO OCCUR, AND NEITHER PROPOSAL WILL BE DEEMED TO HAVE BEEN APPROVED UNLESS BOTH ARE APPROVED. The Company will transact no other business at the special meeting, except for business properly brought before the special meeting or any adjournment or postponement thereof.

You may vote at the special meeting of shareholders if you owned shares of Company common stock at the close of business on the record date, [•], 2025. On that date, there were [•] shares of Company common stock outstanding and entitled to vote at the special meeting. You may cast one vote for each share of Company common stock you owned on the record date.
Approval of the merger proposal and the conversion proposal each requires the affirmative vote of the holders of a majority of all the votes entitled to be cast. Because the required vote is based upon the outstanding shares of Company common stock, a failure to vote or a vote to “ABSTAIN” as to the merger proposal or the conversion proposal will have the same effect as a vote against the merger proposal or conversion proposal, respectively. Approval of the adjournment proposal requires the affirmative vote of a majority of the votes cast by holders of Company common stock represented in person or by proxy at the special meeting and entitled to vote on the adjournment proposal.
Even if you expect to attend the special meeting, the Company recommends that you vote as promptly as possible by using the Internet or telephone, or by signing, dating and returning the proxy card mailed to those who receive paper copies of this proxy statement.
Interests of Company Executive Officers and Directors in the Reorganization (page 23)
Given that the Company operates substantially through the Bank, the senior management of the Company and the Bank are the same and will continue unchanged after the reorganization.
The executive officers and directors of the Company will hold the same offices with the Bank after the reorganization as they held with the Company prior to the reorganization, and will continue to be entitled to the same compensation and equity-based and other incentive awards as they held immediately prior to the reorganization. In addition, the reorganization is not a “change in control” as defined in the employment agreements that the Company maintains with its key officers, and no payments will be due under those agreements as a result of the reorganization. Accordingly, other than their interest as Company shareholders, the executive officers and directors of the Company do not have any material interests in the reorganization.
Material United States Federal Income Tax Consequences of the Reorganization (page 26)
The Company and the Bank intend that each of the conversion and the merger be treated as a reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”) for United States federal income tax purposes. It is expected that, for United States federal income tax purposes, you will not recognize any gain or loss with respect to the conversion of the Company to an interim federal savings association immediately prior to the merger and the conversion of your shares of Company common stock for shares of Bank common stock in the merger.
You should read “Material United States Federal Income Tax Consequences of the Reorganization” on page 26 for a more complete discussion of the federal income tax consequences of the reorganization.
Regulatory Approval Required for the Reorganization (page 24)
To complete the reorganization, the Company must receive the prior approval of the OCC under the National Bank Act. The Bank will also need to obtain the OCC’s approval for the issuance of its common and preferred stock in connection with the reorganization. The application for prior approval was filed with the OCC on July 24, 2025.
Conditions to the Reorganization (page 23)
Completion of the reorganization depends on a number of conditions being satisfied or waived, including the following:
•	transactions contemplated by the plan of merger shall have been approved by the holders of the Company’s common stock;
•
shares of the Bank’s common stock and depositary shares representing interests in the Series A preferred stock to be issued in the reorganization and the BONUSES Units shall have been authorized for listing on the NYSE, subject to official notice of issuance;

•
all approvals and authorizations of, filings and registrations with, and notifications to, all relevant governmental authorities required for the consummation of the reorganization shall have been obtained or made, and shall be in full force and effect and all waiting periods required by law shall have expired;

•
no governmental authority of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, judgment, decree, injunction or other order (whether temporary, preliminary or permanent) that is in effect and prohibits consummation of the transactions contemplated by the plan of merger;

•
all third-party consents and approvals required, or deemed by the Company’s board of directors to be advisable, to be obtained under any material note, bond, mortgage, deed of trust, security interest, indenture, law, regulation, lease, license, contract, agreement, plan, instrument or obligation to which the Company or any subsidiary or affiliate of the Company is a party in connection with the reorganization shall have been obtained; and

•
the Company’s board of directors shall have received evidence in form and substance reasonably satisfactory to it that holders of the Company’s common stock will not recognize gain or loss for United States federal income tax purposes as a result of the reorganization.

We cannot be certain when, or if, the conditions to the reorganization will be satisfied or waived, or whether or not the reorganization will be completed.
Termination of the Plan of Merger (page 23)
Pursuant to its terms, at any time prior to the consummation of the reorganization, the plan of merger may be terminated and the reorganization abandoned by mutual consent of the Company’s and the Bank’s boards of directors.
Appraisal Rights of Dissenting Shareholders (page 24)
Under Delaware law, by taking certain specific actions and/or refraining from taking other certain specific actions, holders of the Company’s Series B preferred stock and Series D preferred stock may dissent from the merger proposal or the conversion proposal and have the fair value of their shares paid to them in cash. This right to appraisal is subject to a number of restrictions and technical requirements set forth in Section 262 of the DGCL regarding dissenters’ rights.
If any one of the required steps are not taken, such holders will lose their dissenters’ rights with respect to their shares under the DGCL.
Description of Bank Capital Stock and Comparison of Shareholders’ Rights (page 28)
The rights of Company shareholders who become Bank shareholders as a result of the reorganization will be governed by the articles of association and bylaws of the Bank and the National Bank Act. The material differences between these organizational documents and the rights of shareholders of the Company and shareholders of the Bank, as well as a description of the Bank capital stock to be issued in the reorganization, are set forth in more detail under the section “Description of Bank Capital Stock and Comparison of Shareholders’ Rights” beginning on page 28.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This document, including information included or incorporated by reference herein, may contain forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Exchange Act. Statements contained in this proxy statement that are based on other than historical information or that express Flagstar Financial, Inc.’s expectations regarding future events or determinations are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements provide current expectations or forecasts of future events and include, among others: statements with respect to the beliefs, plans, objectives, goals, targets, commitments, designs, guidelines, expectations, anticipations, and future financial condition, results of operations and performance of the Company and the Bank; the benefits of the reorganization, including future financial and operating results and cost savings that may be realized from the reorganization; and statements preceded by, followed by, or that include the words “may,” “could,” “should,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “intend,” “target,” “commit,” “design,” “plan,” “projects,” and the negative thereof and similar words and expressions. Forward-looking statements, by their nature, address matters that are, to different degrees, uncertain, such as statements about the potential timing or consummation of the proposed transaction and receipt of regulatory approvals or determinations, or the anticipated benefits thereof, including, without limitation, future financial and operating results and economic and competitive uncertainties and contingencies, many of which are beyond the parties’ control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change.
The following factors, among others, including the risks and uncertainties listed in “Risk Factors” beginning on page 12 of this proxy statement, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward- looking statements:
•	higher than expected costs and expenses incurred in connection with the reorganization;
•	the cost savings from the reorganization may not be fully realized or may take longer to realize than expected or may not be realized at all;
•	disruptions to the businesses of the Company and the Bank as a result of the announcement and pendency of the reorganization;
•	regulatory approval of the reorganization may not be obtained or may be delayed, or adverse conditions may be imposed in connection with regulatory approvals of the reorganization;
•
other closing conditions to the reorganization may not be satisfied on the expected terms, schedule, or at all, including approval by the Company’s shareholders, and other delays in closing the reorganization may occur;

•	legislative, regulatory and economic developments may diminish or eliminate the anticipated benefits of the consolidation;
•	material adverse changes in the Company’s or the Bank’s operations or earnings; and
•	the manner in which the corporate and securities laws governing the Bank are applied to the Bank, operating as a public company.
All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to either the Company or the Bank or any person acting on the Company’s or the Bank’s behalf are expressly qualified in their entirety by the cautionary statements above. Forward-looking statements speak only as of the date that they were made, and, except as required by law, neither the Company nor the Bank undertakes any obligation to update or revise forward-looking statements to reflect circumstances or events that occur after the date of this proxy statement.

RISK FACTORS
By approving the reorganization, upon completion of the reorganization the holders of the Company’s common stock will automatically receive Bank common stock, and thus will be investing in Bank common stock. An investment in the Bank’s common stock involves risks. The following risks and other information in this document should be carefully considered before deciding how to vote your shares. These risks may adversely affect the Bank’s financial condition, results of operations or liquidity. Many of these risks are out of the Bank’s direct control. These risks are not the only ones the Bank faces. Additional risks and uncertainties that the Bank is not aware of or focused on or that the Bank currently deems immaterial may also adversely affect the Bank’s business and operations.
Because the operations of the Company are conducted substantially through the Bank, the risks faced by the Bank are substantially the same as those faced by the Company. For a description of such risks, see “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which item is incorporated herein by reference. In addition, risks that are specific to the reorganization and/or the Bank are described below.
The reorganization is subject to the receipt of consents and approvals from government entities that may impose conditions that could have an adverse effect on the Bank.
Before the reorganization may be completed, approval must be obtained from the OCC. There can be no assurance as to the timing and outcome of receipt of regulatory approval, and whether the OCC will impose conditions on the completion of the reorganization or require changes to the terms of the reorganization. Although the Company does not currently expect that any such conditions or changes would be imposed, there can be no assurance that they will not be, and such conditions or changes could have the effect of delaying completion of the reorganization or imposing additional costs on or otherwise impacting the earnings of the Bank following the reorganization, any of which might have a material adverse effect on the Bank following the reorganization. An application for prior approval was filed with the OCC on July 24, 2025. For more information, see “The Reorganization and Plan of Merger: Regulatory Approvals Required for the Reorganization” beginning on page 17.
The reorganization will not be completed unless important conditions are satisfied.
Specified conditions set forth in the plan of merger must be satisfied or waived to complete the reorganization. If the conditions are not satisfied, or waived in accordance with applicable law or stock exchange rules, the reorganization will not occur or will be delayed, and each of the Company and the Bank may lose some or all of the intended benefits of the reorganization. The following conditions, in addition to other closing conditions, must be satisfied or, if permissible, waived before the Company and the Bank complete the reorganization:
•	transactions contemplated by the plan of merger shall have been approved by the holders of the Company’s common stock;
•
shares of the Bank’s common stock and depositary shares representing interests in the Series A preferred stock to be issued in the reorganization and the BONUSES Units shall have been authorized for listing on the NYSE, subject to official notice of issuance;

•
all approvals and authorizations of, filings and registrations with, and notifications to, all relevant governmental authorities required for the consummation of the reorganization shall have been obtained or made, and shall be in full force and effect and all waiting periods required by law shall have expired;

•
no governmental authority of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, judgment, decree, injunction or other order (whether temporary, preliminary or permanent) that is in effect and prohibits consummation of the transactions contemplated by the plan of merger;

•
all third-party consents and approvals required, or deemed by the Company’s board of directors to be advisable, to be obtained under any material note, bond, mortgage, deed of trust, security interest, indenture, law, regulation, lease, license, contract, agreement, plan, instrument or obligation to which the Company or any subsidiary or affiliate of the Company is a party in connection with the reorganization shall have been obtained; and

•
the Company’s board of directors shall have received evidence in form and substance reasonably satisfactory to it that holders of the Company’s common stock will not recognize gain or loss for United States federal income tax purposes as a result of the reorganization.

The corporate and securities laws applicable to the Bank are not as well developed as those applicable to a state-chartered corporation, and this may impact the ability of the Bank to effect corporate transactions in an efficient and optimal manner.
Like other corporations organized under state law, the Company’s corporate affairs are governed by state law (the DGCL in the case of the Company), and securities law matters are governed by the federal securities laws, including the Securities Act and the Exchange Act, as administered by the SEC. Each of these legal regimes is well developed and used widely by public companies, including bank holding companies.
Following the completion of the reorganization, the Bank’s corporate affairs will be governed by the National Bank Act and related regulations administered by the OCC. With respect to securities matters, the Bank will not be subject to the registration and reporting requirements of the Securities Act, but rather to OCC regulations governing securities offerings. The Bank’s common stock and certain other securities will be registered or deemed registered under the Exchange Act, which vests the OCC with the power to administer and enforce certain sections of the Exchange Act applicable to banks such as the Bank. These OCC statutory and regulatory regimes have been used by publicly-traded banking organizations relatively rarely and, although extensive, are not as well developed as the corporate and securities law regimes applicable to corporations, including bank holding companies.
Differences between the National Bank Act and the DGCL’s requirements in respect of mergers could result in the Bank not being able to execute acquisitions as efficiently and advantageously as the Company or other financial institutions.
The National Bank Act and its implementing regulations governing mergers may differ from state corporate law, including the DGCL. For example, the National Bank Act requires two-thirds shareholder approval of mergers between national banks and another national or state bank in the same state, as opposed to a majority under the DGCL.
These differences could adversely affect the Bank’s ability to efficiently consummate acquisition transactions. In addition, such differences could make the Bank less competitive as a potential acquirer in certain circumstances given that the Bank’s acquisition proposal may be conditioned on higher shareholder approval thresholds then bank holding companies.
Differences between the National Bank Act and DGCL could result in the Bank’s capacity to pay dividends and repurchase shares at any given time being different from the capacity that would exist for the Company.
The Company and the Bank are subject to differing limitations and considerations relating to the payment of dividends and repurchases or redemptions of outstanding common and preferred shares. The limitations and considerations include corporate law restrictions; regulatory requirements under capital adequacy standards of the OCC and OCC regulations and guidance relating to dividends and share repurchases. While the Company does not believe the change in legal restrictions resulting from the reorganization will constrain it from executing any capital plans that are currently contemplated or otherwise reasonably foreseeable in the near term, there can be no assurance that the change in legal restrictions will not have an adverse effect on the Bank’s ability to pay dividends and repurchase or redeem stock in the future.
Shares of common stock of a national bank are assessable and this may cause investors to view the Bank’s common stock less favorably than that of the Company.
The National Bank Act provides that under certain circumstances the common stock of a national bank is assessable, i.e., holders may be subject to a levy for more funds if so determined by the OCC. In contrast, the common stock of state corporations, including Delaware corporations like the Company, is not subject to assessment. However, the OCC has confirmed that under the applicable provisions of the National Bank Act, assessability is limited to the par value of a national bank’s stock. Following the reorganization, the Bank’s common stock will have a par value of $0.01. Moreover, according to the OCC, it has not exercised its authority to levy assessments since 1933 and views the assessability authority as a mechanism for addressing capital deficiency that has long been overtaken by developments in statute and regulation, including robust capital standards, prompt corrective action requirements and supervisory and enforcement authorities requiring an institution to maintain capital at a particular level. Nonetheless, potential investors may be unfamiliar with the concept of assessment and, as a result, view the Bank less favorably as an investment.

The Bank’s ability to issue securities in an optimal manner may be adversely affected by the fact the OCC’s securities offering regulations and organizational structure are less well-developed than those of the SEC, which apply to the Company.
The SEC maintains a well-developed regulatory regime and well-staffed organization relating to securities offerings under or exempt from the Securities Act. For example, the SEC has developed integrated disclosure rules, which allow Exchange Act filings to be incorporated by reference into prospectuses distributed as required by the Securities Act. In addition, under the SEC’s rules seasoned issuers who are timely in their filings are permitted to use “automatic shelf registration,” allowing them to offer securities under a registration statement that is automatically effective upon filing. The OCC maintains its own securities offering regime applicable to national banks and their securities offerings, which the Bank will need to comply with in order to access the public capital markets. Similar to the SEC’s offering rules, the OCC’s regime requires that registration statements be reviewed and declared effective.
However, given that there is only one other national bank whose common stock has been issued under the OCC’s securities offering regime and that bank has not filed a registration statement, it is unknown at this point whether and how the OCC staff would review registration statements, and unclear whether the OCC would apply the same mechanics for automatic shelf registration filings used by SEC-filers, or how, more generally, the OCC will function as a securities regulator. Given the limited extent to and manner in which the Company has accessed capital markets historically, or to which it currently contemplates accessing such markets, the Company does not believe there will be a material adverse impact on the Bank’s ability to access capital markets effectively, although there can be no assurance that this will be the case and it is possible that operating under the OCC’s securities offering regime could impede the Bank’s ability to sell securities at the most advantageous times or to achieve optimum pricing in offerings.
The Bank is subject to restrictions on permissible activities that would limit the types of new business it may seek to conduct in the future and that may make acquisitions of other financial companies more challenging.
Under applicable laws and regulations, bank holding companies and banks are generally limited to business activities and investments that are related to banking or are financial in nature. The range of permissible financial activities is more limited for banks than for bank holding company organizations. The differences relate mainly to insurance underwriting (but not insurance agency activities) and merchant banking (but not broker-dealer and investment advisory activities). While historically the Company has not sought to engage in activities available only to bank holding companies under the Gramm-Leach-Bliley Act, without the ability to take advantage of financial holding company status, the Bank would not be able to engage in these activities if in the future it desired to do so. Loss of this status would also make future acquisitions by the Bank of financial institutions that have such operations more challenging.
The Bank’s common stock is not an insured deposit.
Shares of the Bank’s common stock are not a bank deposit and, therefore, losses in value are not insured by the FDIC, any other deposit insurance fund or by any other public or private entity. Investment in shares of the Bank’s common stock is inherently risky for the reasons described in this “Risk Factors” section of this proxy statement, and is subject to the same market forces and investment risks that affect the price of common stock in any other company, including the possible loss of some or all principal invested.

SPECIAL MEETING OF SHAREHOLDERS
We will hold the special meeting of shareholders on [•], 2025 at [•], local time, virtually at [      .com/   ].
Matters to be Considered
At the special meeting, holders of the Company’s common stock will be asked to:
•	approve the plan of merger, a copy of which is attached as Appendix A to this proxy statement, which we refer to as the merger proposal;
•	approve the conversion of the Company to an interim federal savings association immediately prior to the merger, which is referred to as the conversion proposal, and
•
authorize the board of directors or an authorized committee thereof to adjourn or postpone the special meeting to a later date, if necessary or appropriate, including adjournments to permit further solicitation of proxies in favor of the merger proposal and conversion proposal, referred to as the adjournment proposal.

Proxy Card, Revocation of Proxy
You should submit your proxy to ensure that your vote is counted at the special meeting of shareholders, regardless of whether you plan to attend. If you are the record holder of your Company shares, you may revoke your proxy at any time before it is voted at the special meeting by giving written notice to our Corporate Secretary, or by submitting a later dated proxy through the mail, Internet, or telephone (in which case the later submitted proxy will be recorded and the earlier proxy revoked), or by voting in person at the special meeting. If your shares are held by your broker in “street name,” you should follow the instructions you receive from your broker in order to direct your broker how to vote, or to revoke your proxy. If you plan to attend the special meeting, you will need to bring a copy of a brokerage statement reflecting your share ownership as of the record date for admission.
All shares represented by valid proxies that are not revoked will be voted in accordance with your instructions on your proxy submission. If you submit your proxy, but make no specification as to how you want your shares voted, your proxy will be voted “FOR” approval of the merger proposal, “FOR” approval of the conversion proposal, and “FOR” approval of the adjournment proposal. The board of directors is presently unaware of any other matter that may be presented for action at the special meeting of shareholders. If any other matter does properly come before the special meeting, the board of directors intends that shares represented by properly submitted proxies will be voted, or not voted, by and at the discretion of the persons named as proxies on the proxy card. BOTH THE MERGER AND THE CONVERSION MUST BE APPROVED IN ORDER FOR THE REORGANIZATION TO OCCUR, AND NEITHER PROPOSAL WILL BE DEEMED TO HAVE BEEN APPROVED UNLESS BOTH ARE APPROVED.
Solicitation of Proxies
The Company will bear the cost of soliciting proxies. The Company will reimburse brokers and others who incur costs to send proxy materials to beneficial owners of shares held in a broker or nominee name. The Company’s directors, officers and employees may solicit proxies in person, by mail or by telephone, but they will receive no extra compensation for doing so.
Record Date
The close of business on [•], 2025 has been fixed as the record date for determining the holders of the Company’s common stock entitled to receive notice of and to vote at the special meeting of shareholders. As of the close of business on the record date, [•] shares of the Company’s common stock were issued and outstanding and entitled to vote at the special meeting.
Voting Rights, Quorum Requirements and Vote Required
The presence, in person or by properly executed proxy, of the holders of a majority of the outstanding shares of common stock of the Company entitled to be cast is necessary to constitute a quorum at the special meeting of shareholders. Abstentions and broker non- votes will be counted for the purpose of determining whether a quorum is present.

Approval of the merger proposal and approval of the conversion proposal each requires the affirmative vote of the holders of a majority of the outstanding shares of the Company’s common stock entitled to vote at the special meeting. Because the required vote is based upon the outstanding shares of Company common stock, a failure to vote or a vote to “ABSTAIN” will have the same effect as a vote against the merger proposal and the conversion proposal.
Approval of the adjournment proposal requires the affirmative vote of a majority of the votes cast by holders of Company common stock represented in person or by proxy at the special meeting and entitled to vote on the adjournment proposal. Broker non-votes will have no effect on the adjournment proposal.
Votes will be counted by the inspector of election appointed for the special meeting.
Merger Proposal and Conversion Proposal
As discussed throughout this document, the Company is asking the holders of the Company’s common stock to approve the merger proposal and the conversion proposal. BOTH THE MERGER AND THE CONVERSION MUST BE APPROVED IN ORDER FOR THE REORGANIZATION TO OCCUR, AND NEITHER PROPOSAL WILL BE DEEMED TO HAVE BEEN APPROVED UNLESS BOTH ARE APPROVED. Holders of the Company’s common stock should carefully read this document in its entirety for more detailed information concerning the plan of merger. In particular, holders of Company common stock are directed to the plan of merger, a copy of which is attached as Appendix A to this document and incorporated into this document by reference.
The Company’s board of directors has determined that the plan of merger and the transactions contemplated by the plan of merger, including the conversion, are fair and advisable to and in the best interests of the Company and its shareholders, and has approved the plan of merger and the transactions contemplated by the plan of merger.
The board of directors recommends a vote “FOR” the merger proposal and “FOR” the conversion proposal.
Adjournment Proposal
The special meeting may be adjourned to another time or place, if necessary or appropriate, to permit, among other things, the solicitation of additional proxies if there are insufficient votes at the time of the special meeting to approve the merger proposal or the conversion proposal.
If, at the special meeting, the number of shares of Company common stock present or represented and voting in favor of the merger proposal or conversion proposal is insufficient to approve the merger proposal or conversion proposal, the Company intends to move to adjourn the special meeting in order to enable the board of directors to solicit additional proxies for approval of the merger proposal or conversion proposal. In that event, the Company will ask the holders of the Company’s common stock to vote only upon the adjournment proposal and not the merger or conversion proposals.
In the adjournment proposal, the Company is asking the holders of its common stock to authorize the holder of any proxy solicited by the board of directors to vote in favor of granting discretionary authority to the board of directors or an authorized committee thereof to adjourn the special meeting to another time and place for the purpose of soliciting additional proxies. If such shareholders approve the adjournment proposal, the Company could adjourn the special meeting and any adjourned session of the special meeting and use the additional time to solicit additional proxies, including the solicitation of new proxies from shareholders who have previously voted.
The board of directors recommends a vote “FOR” the adjournment proposal.
Other Matters to Come Before the Special Meeting
No other matters are intended to be brought before the special meeting by the Company, and the Company does not know of any matters to be brought before the special meeting by others. If, however, any other matters properly come before the special meeting, the persons named in the proxy will vote the shares represented thereby in accordance with their best judgment on any such matter.

THE REORGANIZATION AND PLAN OF MERGER
The description of the reorganization and the plan of merger contained in this proxy statement describes what we believe are the material effects of the reorganization and the material terms of the plan of merger. This summary description, however, is qualified in its entirety by reference to the plan of merger, which is attached to this proxy statement as Appendix A and incorporated herein by reference.
General
The plan of merger provides for the merging of the Company with and into the Bank, with the Company’s separate corporate existence ceasing at the effective time of the merger, and the Bank continuing as the surviving entity. As an initial step of the reorganization, the Company will convert to an interim federal savings association, which will immediately merge with the Bank, with the Bank then continuing as the surviving entity. In the conversion, shareholders of the company will become shareholders of the interim federal savings association for a moment in time (other than those holders of the Series B and Series D preferred stock who have dissented from the conversion and properly demanded payment of the fair value of their shares in accordance with applicable Delaware law) with no change in the terms of the Company’s common or preferred stock. Because the federal savings association will only exist for a moment in time, the conversion will have no impact on the holders of the Company’s securities. If holders of the Company’s common stock approve the plan of merger and conversion at the special meeting, and if the required regulatory approvals are obtained and the other conditions to the parties’ obligations to effect the reorganization are met or waived (to the extent permitted by law), we anticipate that the reorganization will be completed by the end of 2025, although neither the Company nor the Bank can provide any assurances that the reorganization will close timely or at all.
The Company’s Reasons for the Reorganization; Recommendation of the Company’s Board of Directors
The Company’s board of directors believes that the reorganization, on the terms and conditions set forth in the plan of merger, is fair and advisable to, and in the best interests of, the Company and its shareholders. Accordingly, the Company’s board of directors has approved the plan of merger and the transactions contemplated thereby, including the merger and the conversion, and unanimously recommends that the Company’s shareholders vote “FOR” approval of the merger proposal and “FOR” approval of the conversion proposal. The Company’s board of directors, prior to and in reaching its decision to approve the plan of merger and to recommend that holders of the Company’s common stock approve the merger proposal and the conversion proposal, consulted with the Company’s management and advisors and considered a variety of potential positive factors, potential risks and potential negative factors, including the risk factors discussed in “Risk Factors” above, relating to the reorganization, including, without limitation or in any particular order of importance, the following:
•
Since raising more than $1 billion in capital in March 2024, the Company has greatly improved operating efficiencies by, among other things, selling its mortgage warehouse and servicing businesses and reducing or eliminating operating burdens and inefficiencies. The reorganization will further improve efficiency by eliminating redundant corporate infrastructure and activities and reducing direct and indirect costs associated with duplicative supervisory and regulatory activities. Specifically, the reorganization will simplify the corporate structure of the Company and the Bank, creating managerial, operational, and administrative efficiencies, such as simplified financial reporting, consolidation of governance and organizational structures for policies, procedures, and risk management, and the elimination of dual Boards of Directors and joint Board meetings. The Company plans to reallocate the time and resources saved by simplifying the corporate structure of the Company and the Bank to, among other things, helping its customers and the communities it serves.

•
Following the reorganization, the consolidated organization would no longer be subject to examinations by the FRB and OCC and instead the Bank would be subject to examinations by the OCC only. The Bank would continue to be subject to examinations by the CFPB with respect to consumer financial regulations.

•
The Company has been advised that the reorganization of the Company into the Bank, with the Bank continuing as the surviving entity, would qualify as a “reorganization” for United States federal income tax purposes.

The foregoing discussion of the factors considered by the Company’s board of directors is not intended to be exhaustive, but rather a summary of the material factors considered by the board of directors. In reaching its decision to approve the plan of merger, the board of directors did not quantify or assign any relative weights to the factors considered, and individual directors may have given different weights to different factors. The board of directors considered the various factors as a whole, including the expected benefits and possible risks of the reorganization in light of the Company’s current and contemplated business strategies and activities. The board discussed with and questioned management and the Company’s advisors, and overall considered the factors to be favorable to, and to support, its determination.
The foregoing discussion of the information and factors considered by the board of directors is forward-looking in nature. This information should be read in light of the factors described under the section entitled “Cautionary Note Regarding Forward-Looking Statements” on page 11.
Effects of the Reorganization
Conversion of Securities
At the effective time of the reorganization:
•
each share of Company common stock issued and outstanding immediately prior to the effective time will automatically, and without any action on the part of the holder of such common stock, be converted into one share of Bank common stock;

•
each share of Company Series A preferred stock issued and outstanding immediately prior to the effective time will automatically, and without any action on the part of the holder of such preferred stock, be converted into one share of Bank Series A preferred stock, with substantially similar rights, preferences, privileges and voting powers, and limitations and restrictions thereof as the Company’s Series A preferred stock;

•
each share of the Company’s Series B preferred stock issued and outstanding immediately prior to the effective time (other than shares of Series B preferred stock owned by shareholders who have dissented from the merger or conversion and properly demanded payment of the fair value of their shares in accordance with applicable Delaware law) will be automatically canceled and converted into the right to receive the number of shares of Bank common stock that would be receivable in the reorganization by a holder of the number of shares of Company common stock into which such share of Series B preferred stock was convertible immediately prior to the reorganization; provided that, to the extent receipt of Bank common stock in the reorganization would be prohibited by law or require the shareholder to obtain any consent, authorization, approval, license or permit of any governmental entity to acquire or hold such Bank common stock, then the portion of Series B preferred stock that is prohibited or requires such action to acquire or hold shall instead convert into a substantially identical non-voting security (with commensurate voting powers and conversion rights as the Company Series B preferred stock) of the Bank;

•
each share of Company’s Series D preferred stock issued and outstanding immediately prior to the effective time (other than shares of Series D preferred stock owned by shareholders who have dissented from the merger or conversion and properly demanded payment of the fair value of their shares in accordance with applicable Delaware law) will be automatically canceled and converted into the right to receive the number of shares of Bank common stock that would be receivable in the reorganization by a holder of the number of shares of Company common stock into which such share of the Series D preferred was convertible immediately prior to the reorganization; provided that, to the extent receipt of Bank common stock in the reorganization would be prohibited by law or require the shareholder to obtain any consent, authorization, approval, license or permit of any governmental entity to acquire or hold such Bank common stock, then the shares of the Series D preferred stock that would result in the holder holding an amount of Bank common stock that would be prohibited or require consent, authorization, approval, license or permit of any governmental entity to acquire or hold shall instead convert into a substantially identical non-voting security (with commensurate voting powers and conversion rights as the Series D preferred stock) of Bank;

•
each stock option, share of restricted Company common stock or other stock-based awards or performance-based awards with respect to shares of Company common stock outstanding immediately prior to the effective time shall automatically be converted into a Bank stock option, share of restricted

Bank stock or other stock-based award or performance-based award with respect to shares of Bank common stock, remaining subject to the same terms and conditions to which the Company’s stock options, restricted stock and other stock-based awards and performance awards are subject, including as to vesting, exercisability and other restrictions, which will not be affected by the reorganization. To more fully implement and continue the incentive awards, at the effective time of the reorganization the Bank will also assume the Company’s existing employee and non-employee director stock-based benefit plans;
•
each warrant to purchase the Company’s Series D preferred stock will cease to represent a warrant to purchase the Company’s Series D preferred stock and will automatically convert into a warrant to purchase the number of shares of Bank common stock or Bank Series D preferred stock, as applicable, that a holder of the number of shares of the Company’s Series D preferred stock to which the particular Series D Warrant relates immediately prior to the Reorganization would be entitled to receive upon consummation of the Reorganization subject to the limits on conversion upon a reorganization event included in the terms of the Series D preferred stock; and

•
each warrant to purchase Company common stock forming part of a unit of the Company’s outstanding BONUSES Units will cease to represent a warrant to purchase Company common stock and will be converted automatically into a warrant to purchase Bank common stock.

Immediately after the effective time of the merger, the issued and outstanding shares of Company common stock or preferred stock (other than shares of the Series B Preferred and Series D preferred stock owned by shareholders who have dissented from the merger and properly demanded payment of the fair value of their shares in accordance with applicable Delaware law) shall automatically be cancelled and cease to exist and shall be converted into shares of Bank common stock or preferred stock, as described above, which shares will be issued in uncertificated book-entry form. Whether you hold shares of Company common stock represented by certificates or book-entry uncertificated shares of Company common stock or preferred stock, you will not be required to take any specific actions to exchange your shares of Company common stock or preferred stock for Bank common stock or preferred stock. We do not intend to exchange Company common stock certificates for Bank common stock certificates. Accordingly, if you hold physical share certificates of Company common stock, upon effectiveness of the reorganization such share certificates will represent an equal number of shares of Bank common stock. If you hold your shares of Company common stock in uncertificated book-entry form, upon completion of the reorganization, such shares will be automatically exchanged for Bank common stock. Shares of Company preferred stock (other than shares of the Series B and Series D preferred stock owned by shareholders who have dissented from the merger and properly demanded payment of the fair value of their shares in accordance with applicable Delaware law) will be automatically exchanged for Bank preferred stock or common stock, as described above. Following the reorganization, the Bank will issue common stock and its other securities in uncertificated book-entry form only.
The registered owner on the books and records of the Company or its transfer agents of any such outstanding stock will be entitled to exercise any voting and other rights with respect to and to receive any dividends and other distributions upon the shares of Bank common stock or preferred stock registered in the name of such owner.
Shares of Bank common stock will be traded on the NYSE under the same ticker symbol currently used by the Company: “FLG”. Also, Bank securities substantially similar to the Company’s other listed securities, including depositary shares representing certain series of preferred stock, and the BONUSES Units, which are currently traded on the NYSE, are expected to be traded on the NYSE after the reorganization.
Governance, Management and Operations After the Reorganization
After the reorganization, the Bank’s board of directors will have the same corporate governance and oversight committees, including the Executive Committee, Nominating and Corporate Governance Committee, Audit Committee, Compensation Committee and Risk Assessment Committee, as the Company’s board of directors had immediately prior to the reorganization. These committees will have the same committee charters and committee chairpersons as were in place prior to the reorganization. In addition, the Bank will continue to maintain the corporate governance guidelines and policies currently maintained by the Company.
After consummation of the reorganization, the business of the Bank will remain unchanged. The Bank and the Company currently have the same directors and it is expected that the Bank will continue to have the same directors after the reorganization as the Bank had immediately prior thereto. Given that the Company operates predominantly through the Bank, the senior management of the Company and the Bank are largely the same and will continue unchanged after the reorganization. The offices and other business premises of the Bank will likewise continue to be occupied by the Bank and the Bank will assume all of the contractual and debt obligations of the Company. As a national bank subject to the OCC‘s supervision and regulation, Flagstar would continue to be a member of the Federal Reserve System and will continue to be able to access Federal Reserve services, including the discount window.
The articles of association and bylaws of the Bank will be similar to the articles of incorporation and bylaws of the Company as in effect immediately prior to the time of the reorganization, although certain antitakeover provisions in the articles and bylaws of the Company will not be included in the articles and bylaws of the Bank and certain other changes have been made to the Bank bylaws and articles of association to improve corporate governance, including declassifying the board (so directors stand for reelection annually), removing the supermajority approval provisions from the Company’s governing documents and providing shareholders with a right to call special meetings. In addition, the Bank will select Delaware as its exclusive forum for certain litigation and will have the authorized capital described under “Description of Bank Capital Stock and Comparison of Shareholders’ Rights” below. Immediately after the reorganization, the Bank will have substantially the same consolidated assets, liabilities and shareholders’ equity as the Company.
Bank Regulatory Oversight
Following the reorganization, as described below, the Bank will continue to be subject to the same regulatory requirements as it currently is, but the regulatory requirements applicable to the holding company will terminate.
•
Primary Federal Regulator. The Company’s current primary federal banking regulator is the FRB, and the Bank’s current primary federal regulator is the OCC. Following the elimination of the Company as a result of the reorganization, the only primary federal banking regulator will be the OCC.

•
Regulatory Examinations. The Bank will continue to be subject to regulation by the FDIC, the OCC, and the CFPB, but would not be subject to regulatory examinations by the FRB, as the Company currently is, because the Bank would no longer have a bank holding company.

•
Capital Standards under the Basel III Capital Rules. The Bank will continue to be subject to the Basel III capital rules published by the FRB, the FDIC and the OCC, which define the components of capital and address issues affecting the numerator in banking institutions’ regulatory capital ratios, and also address risk weights and issues affecting the denominator in banking institutions’ regulatory capital ratios.

•
Enhanced Prudential Supervision and Stress Testing. The Bank will not be subject to the enhanced prudential standards established by the FRB under Section 165 of the Dodd-Frank Act, including the FRB’s risk management, liquidity risk management and liquidity stress testing and buffer requirements, the FRB’s capital plan rule and stress capital buffer (SCB) requirement, or the FRB’s horizontal capital review. However, the Bank will remain subject to the OCC’s heightened standard guidelines, which establish enhanced requirements for national banks with assets of $50 billion or more.

•
Resolution Plans (Living Wills). Following the reorganization, the Bank will remain subject to the FDIC’s 12 C.F.R. Part 360 Insured Depository Institution resolution plan requirement. The Bank will also remain subject to the OCC’s guidelines on recovery planning for national banks in Appendix E to 12 C.F.R. Part 30.

•
Prompt Corrective Action. Following the reorganization, the Bank would continue to be subject to the FDIC’s prompt corrective action regime and supervision by the FDIC, as these requirements are tied to the Bank’s status as an insured depository institution.

•
Permissible Activities. Following the reorganization, the Bank would no longer have a holding company and thus would lose the ability to take advantage of “financial holding company” status under the Gramm-Leach-Bliley Act. Financial holding companies and their nonbank affiliates can engage in a broader range of activities than banks and their financial subsidiaries, including insurance underwriting, merchant banking and real estate investment activities. For further information, see “Financial Holding Company Status” below.

The foregoing description is illustrative and describes the material regulatory requirements to which the Company and the Bank are subject prior to and following the reorganization, and is not a comprehensive description of all regulations to which the Bank would be subject following the reorganization.
Securities Regulation
Pursuant to Section 3(a)(2) of the Securities Act, securities issued by the Bank, including the common stock and preferred stock to be issued in connection with the reorganization, are exempt from registration under the Securities Act. The offering and sale of securities issued by the Bank, including the securities to be issued in the reorganization, are subject to securities offering regulations promulgated and administered by the OCC.
Following the reorganization, the Bank’s common stock, depositary shares representing Series A preferred stock and the BONUSES Units will be registered under the Exchange Act, which vests the OCC with the power to administer and enforce certain sections of the Exchange Act applicable to banks such as the Bank. Accordingly, the Bank will be required to file with the OCC annual, quarterly and current reports on Forms 10-K, 10-Q and 8-K required by Section 13 of the Exchange Act, proxy materials required by certain provisions of Section 14 of the Exchange Act and other business and financial information required by the Exchange Act. Additionally, the Bank’s executive officers and directors are required to file Section 16 forms in respect of certain acquisitions and dispositions of Bank equity securities and will be subject to the prohibition on short-swing profits. In connection with the reorganization and the registration of the Bank’s common stock under the Exchange Act, an application will be made to the SEC to de-register the Company’s common stock and its other listed instruments.
Corporate Law Matters
Following the reorganization, the Bank will operate as to matters of corporate law primarily under the National Bank Act, because its top tier entity will be a national bank rather than a corporation organized under state law. The National Bank Act was enacted in 1863 and has not been comprehensively revised since then. As a result, although for the most part the National Bank Act accommodates modern corporate and capital market practices and standards, the application of the National Bank Act to a relatively small number of matters may be more limiting or less clear than that of the DGCL. For example:
•
The DGCL and state corporate laws establish the fiduciary duties of directors and officers and a well-developed body of case law exists interpreting these duties. In contrast, although fiduciary concepts are contained in the Federal Deposit Insurance Act, federal banking law does not address traditional fiduciary duties in the context of national bank directors and officers to the same degree as state law. Although there is less case law and other guidance specifically addressing the fiduciary duties of national bank directors and officers, the company believes the general common law principles applicable to corporations organized under state law should apply to national banks.

•
Under the National Bank Act, the requirements for shareholder approval of common and preferred stock issuances, repurchases and redemptions, are less clear and in some cases could have a broader application than under the DGCL and state corporate laws generally. The OCC has, however, provided clarifying interpretive guidance that enables national banks to engage in such transactions with essentially the same corporate formalities required of corporations organized under the DGCL and other state corporate laws.

•
Though the Bank would still require OCC approval as a supervisory matter, the guidance affirms that the board of directors of a national bank can authorize particular issuances of common and preferred stock, the setting of terms and designations of preferred stock to be issued pursuant to blank check procedures and the repurchase and redemption of common and preferred stock without specific shareholder approval as to each such action if authorized by the terms of the bank’s articles of association approved by the requisite vote of shareholders.

•
The National Bank Act and its implementing regulations provide exceptions to shareholder approval requirements for reorganizations that may differ from exceptions available under the DGCL and other state corporate laws. The exceptions available under the National Bank Act’s implementing regulations allow a national bank, in certain circumstances, to elect to follow its home state laws applicable to state banks for such acquisitions, or do not require shareholder approval in certain circumstances generally applicable to reorganizations when the acquirer’s outstanding shares do not increase beyond a set percentage. However, the National Bank Act requires two-thirds shareholder approval for reorganizations between a national bank and another national or state bank located in the same state and grants dissenters’ rights to shareholders more broadly than does the DGCL.
•
The National Bank Act contains a number of provisions that may create minor administrative burdens, operational inflexibility or shareholder risks. These include such things as director residency and citizenship requirements (which the OCC may waive to a designated extent) and qualifications, prohibitions on a national bank securing loans with its own stock, and the OCC’s right to assess national bank common stock up to its par value in certain circumstances. The National Bank Act and the OCC allow a national bank to elect, to the extent not inconsistent with applicable federal banking law, the corporate governance provisions of the law of any state in which its main office or any branch of the bank is located, the law of any state in which a holding company of the bank is incorporated, the DGCL, or the Model Business Corporation Act. The Bank will elect to follow the corporate governance provisions in the DGCL.

Dividends and Share Repurchases
The National Bank Act and DGCL each establish limitations on the ability of the Bank and Company, respectively, to pay dividends and repurchase or redeem common and preferred stock. Under Section 170 of the DGCL, holders of the Company’s common stock are entitled to receive dividends ratably when, as, and if declared by the Company’s board of directors from assets legally available therefor, after payment of all dividends on preferred stock, if any is outstanding. The Company may pay dividends out of surplus or, if there is no surplus, out of the Company’s net profits for the fiscal year in which declared and/or for the preceding fiscal year. Under 12 U.S.C. Sections 56 and 60(a), a national bank may declare dividends in amounts up to the bank’s undivided profits (i.e., retained earnings). However, under 12 U.S.C. § 60(b) a national bank may not declare dividends in any year in excess of the sum of the total of the net income for the bank for that year and the retained net income of the bank for the preceding two years (minus the sum of any transfers required by the OCC and any transfers required to be made to a fund for the retirement of any preferred stock), unless it receives OCC approval for such excess amount. Under 12 U.S.C. Sections 56 and 59, shareholder approval is generally required for a national bank’s repurchase or redemption of its common or preferred stock. The OCC has provided guidance that, if approved by the requisite vote of shareholders, a national bank’s articles of association may authorize the bank’s board of directors to approve particular stock repurchase or redemption transactions, alleviating the need for shareholder approval of particular transactions.
The ability of bank holding companies and banks to pay dividends, repurchase or redeem shares or make other distributions is also limited by their obligations to maintain sufficient capital and by other general regulatory restrictions on their dividends. For example, both the Company and the Bank are subject to extensive capital adequacy requirements under the Basel III capital rules. In addition, the OCC, the primary regulator of the Bank, has issued policy statements generally requiring insured banks to pay dividends only out of current earnings (the Company is subject to similar guidance from the FRB). Moreover, if, in the opinion of the applicable regulatory authority, a bank under its jurisdiction is engaged in or is about to engage in an unsafe or unsound practice, which could include the payment of dividends, such authority may take actions requiring that such bank refrain from the practice. Finally, it should be noted that the Company’s ability to pay dividends and repurchase or redeem shares is largely derived from and dependent upon the financial condition and results of operations of the Bank, which constitutes substantially all of the Company’s assets and generates substantially all of its profits.
Financial Holding Company Status
The Company and the Bank are subject to restrictions on their permissible activities if the Bank meets certain criteria. As a bank holding company, the Company may take advantage of “financial holding company” status under the Gramm-Leach-Bliley Act if it, and the Bank, are deemed well capitalized and well managed under the relevant regulator’s examination rating system. Financial holding companies and their nonbank “financial subsidiaries” can engage in a broad range of nonbanking activities that are financial in nature. The Company has not elected to become a financial holding company and therefore does not currently engage in such activities.
Under the Gramm-Leach-Bliley Act, banks may engage in a similar, although more restricted, range of nonbanking, financial activities through “financial subsidiaries.” The primary powers that the Gramm-Leach-Bliley Act grants to financial holding companies and their non-bank subsidiaries, but not financial subsidiaries of banks, are merchant banking, insurance underwriting and certain real estate investing. These limitations can be significant. For example, although a bank may engage in broker-dealer and investment advisory activities through financial subsidiaries, as a practical matter a bank organization could be precluded from conducting a full investment banking operation because of its lack of merchant banking powers. Moreover, without merchant banking powers, a bank cannot benefit from as broad a range of private equity and other proprietary investments as that available to financial holding companies. Similarly, a bank subsidiary may engage in insurance agency activities through financial subsidiaries, but may not engage in insurance underwriting.
Interests of Company Executive Officers and Directors in the Reorganization
The executive officers and directors of the Company will hold the same offices with the Bank after the reorganization as they held with the Company prior to the reorganization, and will continue to be entitled to the same compensation and equity-based and other incentive awards as they held immediately prior to the reorganization. In addition, the reorganization is not a “change in control” as defined in the employment agreements that the Company maintains with its key officers, and no payments will be due under those agreements as a result of the reorganization. The directors of the Bank will continue as directors of the Bank following the reorganization, and will continue to be entitled to the same compensation and equity-based and other incentive awards as they held immediately prior to the reorganization as directors of the Company and/or the Bank. As such, other than their interest as Company shareholders, the executive officers and directors of the Company do not have any material interests in the reorganization.
Conditions to the Reorganization
The respective obligations of the Company and the Bank to complete the reorganization are subject to various conditions prior to the reorganization. The conditions include the following:
•	transactions contemplated by the plan of merger shall have been approved by the holders of the Company’s common stock;
•
shares of the Bank’s common stock and depositary shares representing interests in the Series A preferred stock to be issued in the reorganization, as well as the BONUSES Units, shall have been authorized for listing on the NYSE, subject to official notice of issuance;

•
all approvals and authorizations of, filings and registrations with, and notifications to all relevant governmental authorities required for the consummation of the reorganization shall have been obtained or made, and shall be in full force and effect and all waiting periods required by law shall have expired;

•
no governmental authority of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, judgment, decree, injunction or other order (whether temporary, preliminary or permanent) that is in effect and prohibits consummation of the transactions contemplated by the plan of merger;

•
all third-party consents and approvals required, or deemed by the Company’s board of directors to be advisable, to be obtained under any material note, bond, mortgage, deed of trust, security interest, indenture, law, regulation, lease, license, contract, agreement, plan, instrument or obligation to which the Company or any subsidiary or affiliate of the Company is a party in connection with the reorganization shall have been obtained; and

•
the Company’s board of directors shall have received evidence in form and substance reasonably satisfactory to it that holders of the Company’s common stock will not recognize gain or loss for United States federal income tax purposes as a result of the reorganization.

The parties may waive conditions to their obligations, if permitted by law. Approval by the holders of the Company’s common stock and regulators may not be legally waived.
Termination; Amendment
Pursuant to its terms, at any time prior to the consummation of the reorganization, the plan of merger may be terminated and the reorganization abandoned by mutual consent of the Company’s and the Bank’s boards of directors. The plan of merger may be amended or modified at any time, before or after its approval by the holders of the Company’s common stock, by mutual agreement as authorized by the Company’s and the Bank’s boards of directors, except that no amendment shall be made after the special meeting, that would require further approval by the Company’s or the Bank’s shareholders, without obtaining such approval.
Effect of Termination
If the plan of merger is terminated, it will become void and have no effect and the parties will be relieved of all obligations and liabilities thereunder.
Effective Time of the Reorganization
The parties expect that the reorganization will be consummated by the end of 2025, or as soon as possible after the receipt of all regulatory approvals and the approval of the holders of the Company’s common stock, the expiration of all regulatory waiting periods and the satisfaction or waiver of all other conditions to the completion of the reorganization. The reorganization will be legally completed by the filing of a certificate of conversion with the Delaware Secretary of State and a notice of consummation with the OCC and OCC’s issuance of articles of merger.
Dissenters’ Rights
The Company is a Delaware corporation that is governed by the DGCL. In accordance with Section 262 of the DGCL, holders of the Company’s common stock and depositary shares representing the Series A preferred stock are not entitled to appraisal or dissenters’ rights in connection with the merger or the conversion, as the shares of the Company’s common stock and the depositary shares representing the Company’s Series A preferred stock are listed on the NYSE. However, the Company’s Series B preferred stock and Series D preferred stock are not listed on a national securities exchange. As a result, even though holders of each series of the Company’s preferred stock are not entitled to vote on the plan of merger or the conversion, holders of the Series B preferred stock and Series D preferred stock may dissent from the merger in accordance with Section 262 of the DGCL and have the fair value of their shares of Series B preferred stock or Series D preferred stock, as applicable, paid to them in cash. For more information regarding appraisal rights, see “Appraisal Rights of Dissenting Shareholders.”
Regulatory Approval Required for the Reorganization
General
The Company will use commercially reasonable efforts to obtain all permits, consents, approvals and authorizations of all third parties and relevant governmental authorities that are necessary or advisable to consummate the reorganization. This includes the approval of the OCC. The applications seeking approval from the OCC were submitted by the Company and the Bank on July 24, 2025. The Company is not aware of any material governmental approvals or actions that are required prior to the reorganization other than that of the OCC.
Under the National Bank Act the OCC considers the following factors in evaluating an application for a business combination: (1) the capital level of the resulting national bank, (2) conformity of the transaction to applicable law, regulation, and supervisory policies, (3) the transaction’s purpose, (4) the transaction’s impact on the safety and soundness of the national bank, and (5) the effect of the transaction on the national bank’s shareholders, depositors, other creditors, and customers. The OCC will also consider factors under the Bank Merger Act, including competition, financial and managerial resources and future prospects, convenience and needs of the community, effectiveness in combating money laundering, risk to stability of the U.S. banking and financial system, and the deposit concentration limit.
Accounting Treatment
For accounting purposes, the reorganization will be treated as a combination of related interests. The capitalization, assets, liabilities, income and financial statements of the Bank immediately following the reorganization will be substantially the same as the consolidated capitalization, assets, liabilities, income and financial statements of the Company immediately prior to the reorganization.
Resale of the Bank’s Common Stock
It is expected that the shares of Bank common stock to be issued to the holders of Company common stock under the plan of merger will be listed on the New York Stock Exchange under the existing symbol, FLG, and freely tradable by such holders without restriction.

APPRAISAL RIGHTS OF DISSENTING SHAREHOLDERS
The following discussion is not a complete statement of the law pertaining to appraisal rights under the DGCL and is qualified in its entirety by the full text of Section 262, which is available at the following URL, accessible without subscription or cost, which is incorporated herein by reference: https://delcode.delaware.gov/title8/c001/sc09/index.html#262.
Under Delaware law, holders of the Company’s Series B preferred stock and Series D preferred stock have the right to dissent from the merger and the conversion, and in each case have the fair value of their respective shares paid to them in cash. Any of such shareholders electing to exercise dissenters’ rights must comply with the provisions of Section 262 of the DGCL in order to perfect their rights. In view of the complexity of Section 262, any holders of the Company’s stock who may wish to dissent from the merger or the conversion and pursue their respective dissenters’ rights should consult their legal advisors. Failure to take any required step in connection with exercising dissenters’ rights may result in the termination or waiver of such rights.

MATERIAL UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION
The following discussion describes the material U.S. federal income tax consequences of the reorganization to U.S. holders (as defined below) of Company common stock. The following discussion is based upon the Code, its legislative history, existing and proposed regulations thereunder and published rulings and decisions, all as currently in effect as of the date hereof, and all of which are subject to change, possibly with retroactive effect. This discussion does not address the tax consequences to the Company or the Bank of the reorganization, nor does it address U.S. federal taxes other than income taxes (such as gift or estate tax liability or the alternative minimum tax), state, local or non-U.S. taxes or the Medicare tax on “net investment income.”
The conversion of the Company to an interim federal savings association immediately prior to the merger and the merger are each intended to qualify as a “reorganization” for U.S. federal income tax purposes within the meaning of Section 368(a) of the Code. It is a condition to the Company’s obligation to complete the merger that the Company receive evidence in form and substance reasonably satisfactory to it that the merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. However, the Company and the Bank have not sought and will not seek any ruling from the IRS regarding any matters relating to the reorganization and, as a result, there can be no assurance that the IRS will not assert, or that a court would not sustain, a position contrary to any of the conclusions set forth below.
For purposes of this discussion, the term “U.S. holder” means a beneficial owner that is: (i) an individual citizen or resident of the United States; (ii) a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized under the laws of the United States or any of its political subdivisions; (iii) a trust that (a) is subject to the supervision of a court within the United States and the control of one or more U.S. persons or (b) has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person; or (iv) an estate that is subject to U.S. federal income taxation on its income regardless of its source.
This discussion regarding the U.S. federal income tax consequences of the reorganization addresses only those holders of Company common stock that hold their Company common stock as a capital asset within the meaning of Section 1221 of the Code, and does not address all the U.S. federal income tax consequences that may be relevant to particular holders of Company common stock in light of their individual circumstances or to holders of Company common stock that are subject to special rules, including but not limited to:
•	financial institutions;
•	investors in pass-through entities;
•	insurance companies;
•	tax-exempt organizations;
•	dealers in securities or currencies;
•	traders in securities that elect to use a mark-to-market method of accounting;
•	persons that hold Company common stock part of a straddle, hedge, constructive sale or conversion transaction;
•	regulated investment companies;
•	real estate investment trusts;
•	persons whose “functional currency” is not the U.S. dollar;
•
persons that directly, indirectly or constructively, own or at any time during the five-year period ending on the date of the reorganization owned, 5% or more of the total combined voting power or value of any class of Company common stock;

•	persons that exercise dissenters’ rights under Delaware law;
•	persons who are not citizens or residents of the United States; or
•	holders who acquired their shares of Company common stock through the exercise of an employee stock option or otherwise as compensation.

If a partnership (or other entity that is taxed as a partnership for U.S. federal income tax purposes) holds Company common stock, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership. Partnerships and partners in partnerships that hold Company common stock should consult their tax advisors about the tax consequences of the reorganization to them.
The actual tax consequences of the reorganization to you may be complex and will depend on your specific situation and on factors that are not within the control of the Company or the Bank. You should consult your tax advisor as to the tax consequences of the reorganization in your particular circumstances, including the applicability and effect of the alternative minimum tax and any state, local, non-U.S. and other tax laws and of changes in those laws.
The following discussion does not purport to be a complete analysis or discussion of all U.S. federal income tax considerations relating to the reorganization. You should consult your own tax advisors as to the specific tax consequences of the reorganization, including with respect to reporting requirements and the applicability and effect of any U.S. federal, state, local, non-U.S. or other tax laws in light of your particular circumstances.
Tax Consequences of the Reorganization Generally
Assuming each of the conversion and the merger qualifies as a reorganization within the meaning of Section 368(a) of the Code, and subject to the limitations and qualifications described herein, the material U.S. federal income tax consequences of the conversion and the merger to a U.S. holder of Company common stock will be as follows:
•	no gain or loss will be recognized by a U.S. holder of Company common stock upon the conversion of the Company to an interim federal savings association;
•	no gain or loss will be recognized by a U.S. holder of Company common stock on the receipt of Bank common stock into which Company common stock is converted pursuant to the merger;
•
the aggregate basis of Bank common stock received by a U.S. holder of Company common stock in the merger will be the same as the aggregate basis of the Company common stock converted into such Bank common stock; and

•	the holding period of Bank common stock into which shares of Company common stock are converted will include the holding period of the Company common stock so converted.
If a U.S. holder of Company common stock acquired different blocks of Company common stock at different times or at different prices, such U.S. holder’s basis and holding period in the Bank common stock received in the reorganization will be determined separately with respect to each block of Company common stock held, and the shares of Bank common stock received will be allocated pro rata to each such block of stock. A block generally consists of shares acquired at the same cost in a single transaction. U.S. holders should consult their tax advisors with regard to identifying the bases or holding periods of the particular shares of Bank common stock received in the reorganization.

DESCRIPTION OF BANK CAPITAL STOCK AND COMPARISON OF SHAREHOLDERS’ RIGHTS
The following description summarizes the material terms of the Bank’s capital stock and describes the material differences, and some of the important similarities, between rights of the Company’s shareholders prior to the reorganization and the rights of the Bank’s shareholders after the reorganization. Because it is only a summary, it may not contain all the information that is important to you. For a complete description, you should refer to the Bank’s amended and restated articles of association, a copy of which is attached as Appendix B, and amended and restated bylaws, a copy of which is attached as Appendix C, and any applicable provisions of relevant law.
General
As a result of the reorganization, shareholders of the Company, a Delaware corporation, whose rights are presently governed by the DGCL and the Company’s articles of incorporation and bylaws, will become shareholders of the Bank and, as such, their rights will be governed by the National Bank Act, the regulations of the OCC, as well as the Bank’s amended and restated articles of association and bylaws. As a result, there will be certain differences between the rights of the shareholders of the Company prior to the reorganization and the rights of the shareholders of the Bank following the reorganization.
The following is not intended to be complete and is qualified by reference to Delaware and federal law, the Bank’s articles of association and bylaws and the Company’s articles of incorporation and bylaws. Copies of each of these documents will be sent to holders of shares of Company common stock upon request.
Authorized Capital Stock and Issuance of Capital Stock
The authorized capital stock of the Company consists of 666,666,666 shares of common stock and 5,000,000 shares of preferred stock. As of the record date, the Company had [•] shares of common stock issued and outstanding and the Bank had [•] shares of common stock issued and outstanding, all of which was owned by the Company. Under the Company’s articles of incorporation, of the 5,000,000 shares authorized as preferred stock, the following series and numbers of shares have been designated (of which a portion of each series remains outstanding):
•	575,000 shares of Series A Preferred Stock;
•	267,062 shares of Series B Preferred Stock; and
•	315,000 shares of Series D Preferred Stock
Previously, the Company designated Series C Preferred Stock; all of the issued and outstanding shares of the Company’s Series C Preferred Stock have converted into shares of Company common stock in accordance with the terms of the Series C Preferred stock.
After the reorganization, the authorized capital stock of the Bank will consist of 916,666,666 shares of common stock and 5,000,000 shares of preferred stock. Under the Bank’s articles of incorporation, of the 5,000,000 shares authorized as preferred stock, the following series and numbers of shares will be designated:
•	575,000 shares of Series A Preferred Stock;
•	267,062 shares of Series B Preferred Stock;
•	523,369 shares of Series C Preferred Stock; and
•	315,000 shares of Series D Preferred Stock
The increase in authorized common stock is based on the current outstanding and reserved for issuance common stock being approximately 81% of total authorized common shares. Following the increase to 916,666,666 authorized shares of common stock, the outstanding and reserved for issuance shares of common stock would represent 59% of total authorized common shares, consistent with peers.
Under the DGCL, a corporation may increase the number of its authorized shares of common and preferred stock if doing so is approved by a vote of shareholders owning a majority of the votes entitled to be cast. Under the National Bank Act, a national bank is permitted to increase the number of its authorized shares of common and preferred stock if approved by a vote of holders of at least two-thirds of the shares of the bank’s voting stock. A national bank is permitted to issue preferred stock if doing so is approved by a vote of shareholders owning a majority of its shares of voting stock. For both the Company and the Bank, no further shareholder approval is generally required for the issuance by such entity of previously authorized shares of common or preferred stock.
Common Stock
A share of Bank common stock will have the same relative rights as, and will be identical in all respects to, each share of Company common stock. Company common stock is, and Bank common stock is currently expected to be, traded on the NYSE under the symbol “FLG”.
Voting Rights
The holders of the Bank’s and the Company’s common stock are entitled to one vote per share on all matters presented to stockholders. Holders of common stock are not entitled to cumulate their votes in the election of directors.
Preemptive Rights, Redemption and Assessment
The holders of the Bank’s and the Company’s common stock do not have preemptive rights to subscribe for a proportionate share of any additional securities issued by the Bank or the Company before such securities are offered to others. The holders of the Bank’s and the Company’s common stock are not entitled to any redemption privileges, sinking fund privileges or conversion rights.
Pursuant to the National Bank Act and applicable regulations, under certain circumstances the capital stock of a national bank is assessable, i.e., holders may be subject to a levy for more funds by the OCC. According to an interpretive letter issued by the OCC on July 6, 2018 (the “2018 Letter”), such assessability is limited to the par value of a national bank’s stock. The Bank’s common stock’s par value post-reorganization will be $0.01. According to the OCC, it has not exercised its authority to levy funds under the National Bank Act and applicable regulations since 1933 and views the assessability authority as a mechanism for addressing capital deficiency that has long been overtaken by developments in statute and regulation, including robust capital standards, prompt corrective action requirements and supervisory and enforcement authorities requiring an institution to maintain capital at a particular level. In contrast, the capital stock of the Company is not subject to assessment.
Dividends
Holders of the Bank’s and the Company’s common stock are entitled to receive dividends ratably when, as, and if declared by the Bank’s or the Company’s board of directors from assets legally available therefor, after payment of all dividends on preferred stock, if any is outstanding. Under Delaware law, the Company may pay dividends out of surplus or, if there is no surplus, out of the Company’s net profits for the fiscal year in which declared and/or for the preceding fiscal year.
The Bank is, and following the reorganization will continue to be, subject to the limitations on dividends under the National Bank Act and related regulations, which provide that the amount of dividends that may be paid is limited to the lesser of the amounts calculated under a recent earnings test and an undivided profits (i.e., retained earnings) test. Under 12 U.S.C. Sections 56 and 60(a), a national bank may declare dividends in amounts up to the bank’s retained earnings. However, under 12 U.S.C. § 60(b) a national bank may not declare dividends in any year in excess of the sum of the total of the net income for the bank for that year and the retained net income of the bank for the preceding two years (minus the sum of any transfers required by the OCC and any transfers required to be made to a fund for the retirement of any preferred stock), unless it receives OCC approval for such excess amount. The Bank will also continue to be subject to requirements to maintain sufficient capital and safety and soundness banking regulations, all of which may limit its ability to pay dividends.
Liquidation
Upon liquidation, dissolution, or the winding up of the affairs of the Bank or the Company, holders of the Bank’s or the Company’s common stock are entitled to receive their pro rata portion of the remaining assets of the Bank or the Company after the holders of the Bank’s or the Company’s preferred stock, if any, have been paid in full any sums to which they may be entitled.

Preferred Stock
The board of directors of the Company is empowered to authorize the issuance, in one or more series, of shares of preferred stock at such times, for such purposes and for such consideration as it may deem advisable without shareholder approval. The Company’s board of directors is also authorized to fix the dividend rights (including rights as to cumulative, noncumulative or partially cumulative dividends) and preferences, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), redemption price or prices, and the liquidation preferences. The issuance of one or more series of preferred stock with voting and conversion rights could adversely affect the voting power of the holders of Company common stock and, under certain circumstances, discourage an attempt by others to gain control of the Company.
The creation and issuance of any future series of preferred stock, and the relative rights, designations and preferences of such series, if and when established, will depend upon, among other things, the future capital needs of the Company, then existing market conditions and other factors that, in the judgment of the Company’s board, might warrant the issuance of preferred stock
According to an OCC interpretive letter, a national bank may also issue preferred stock pursuant to a “blank check” preferred stock provision without prior shareholder approval for each issuance if shareholders have previously approved a “blank check” preferred charter provision. Prior to the completion of the reorganization, the Company, as the sole shareholder of the Bank, will have approved such a provision in the Bank’s articles of association.
The Company has authorized the issuance of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock. As of [•], 2025:
•	[•] shares of Company Series A Preferred Stock were issued and outstanding;
•	[•] shares of Company Series B Preferred Stock were issued and outstanding;
•	[•] shares of Company Series D Preferred Stock were issued and outstanding.
As of [•], 2025, the Bank did not have any preferred stock issued and outstanding. In connection with the reorganization, the Bank will authorize the issuance of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, and Series D Preferred Stock. No shares of Series C Preferred Stock will be issued and outstanding following the reorganization. However, Series C Preferred Stock may be issued in connection with certain Convertible Transfers (as defined in the Bank’s articles of association) of Series B Preferred Stock. Each series of Bank preferred stock authorized will have substantially the same relative rights as the Company preferred stock of the corresponding series.
Voting Rights. Holders of the Bank’s preferred stock, like holders of the Company’s preferred stock, generally, do not have voting rights and are not entitled to elect directors, except as provided by the Bank’s articles of association and the Company’s articles of incorporation.
Dividend Rights. With respect to dividends on preferred stock, the OCC’s approval would be required if the undivided profits of the Bank are not sufficient to cover a proposed dividend on preferred stock. In addition, without the OCC’s approval, a national bank may not declare and pay dividends in any year in excess of an amount equal to the sum of the total of the net income of the bank for that year and the retained net income of the bank for the preceding two years, minus the sum of any transfers required by the OCC and any transfers required to be made to a fund for the retirement of any preferred stock.
Preemptive Rights. Holders of the Bank’s preferred stock, like holders of the Company’s preferred stock, will not have any preemptive rights.
For all descriptions of preferred stock below, the Company refers to the terms prior to the reorganization and the Bank refers to the terms after the reorganization, if completed.
Series A Preferred Stock
Rankings. With respect to the payment of dividends and distributions of assets upon any liquidation, dissolution or winding-up, the Series A Preferred Stock ranks:
•	senior to common stock and all other junior stock;
•
senior to or on a parity with each other series of the preferred stock that the Company or the Bank may issue (except for any senior series that may be issued upon the requisite vote or consent of the holders of at least two thirds of the shares of the Series A Preferred Stock at the time outstanding and entitled to vote and the requisite vote or consent of all other series of preferred stock) with respect to the payment of dividends and distributions of assets upon any liquidation, dissolution or winding-up of the Company or the Bank; and
•	junior to all existing and future indebtedness and other non-equity claims.
Dividends. Holders of the Series A Preferred Stock, in preference to the holders of the Company’s and the Bank’s common stock and of any other junior stock, are entitled to receive, only when, as and if declared by the Company’s or the Bank’s board of directors (or a duly authorized committee of the board), out of funds legally available for payment, noncumulative cash dividends applied to the Series A liquidation amount of $1,000 per share of the Series A Preferred Stock at a rate per annum equal to (i) 6.375% on each dividend payment date relating to a fixed rate period (and for each such fixed rate period) and (ii) Three-month Term SOFR plus 382.1 basis points on each dividend payment date relating to a floating rate period (and for each such floating rate period). A “dividend payment date” means (i) each March 17, June 17, September 17 and December 17, commencing June 17, 2017, to and including March 17, 2027, and (ii) each March 17, June 17, September 17 and December 17, commencing June 17, 2027, except as provided below. If any such date on or before March 17, 2027 is not a business day, then such date will nevertheless be a dividend payment date but dividends on the Series A Preferred Stock, when, as and if declared, will be paid on the next succeeding business day (without adjustment in the amount of the dividend per share of the Series A Preferred Stock). If any such date after March 17, 2027 is not a business day, then the next succeeding business day will be the applicable dividend payment date and dividends, when, as and if declared, will be paid on such next succeeding business day. However, if the postponement would cause the day to fall in the next calendar month during a floating rate period, the dividend payment date will instead be brought forward to the immediately preceding business day.
A “business day” means each weekday on which banking institutions in New York, New York are not authorized or obligated by law, regulation or executive order to close.
A “dividend period” means each period from and including a dividend payment date (except that the initial dividend period shall commence on the original issue date of the Series A Preferred Stock) and continuing to but not including the next succeeding dividend payment date. As that term is used in this exhibit, each dividend payment date “relates” to the dividend period most recently ending before such dividend payment date.
“Three-month Term SOFR” means, with respect to any floating rate period, the CME Term SOFR Reference Rate published for the three-month tenor as administered by CME Group Benchmark Administration, Ltd. (or any successor administrator thereof), as that rate is published as of 11:00 A.M., London time, on the second London banking day immediately preceding the first day of such Floating Rate Period, plus a tenor spread adjustment of 0.26161 percent.
“London banking day” means any day on which commercial banks are open for general business (including dealings in deposits in U.S. dollars) in London.
Dividends will be paid to holders of record of the Series A Preferred Stock as they appear on the Company’s or the Bank’s books on the applicable record date, which shall be the 15th calendar day before such dividend payment date, or such other record date fixed for that purpose by the Company’s or the Bank’s board of directors (or a duly authorized committee of the board) that is not more than 60 nor less than 10 days prior to such dividend payment date, in advance of payment of each particular dividend.
The amount of dividends payable per share of the Series A Preferred Stock will be computed (a) in respect of a fixed rate period, on the basis of a 360-day year consisting of twelve 30-day months, and (b) in respect of a floating rate period, by multiplying the per annum dividend rate in effect for that floating rate period by a fraction, the numerator of which will be the actual number of days in the floating rate period and the denominator of which will be 360, and multiplying the rate obtained by $1,000.
Dividends on shares of the Series A Preferred Stock will not be cumulative and will not be mandatory. If the Company’s or the Bank’s board of directors (or a duly authorized committee of the board) does not declare a dividend on the Series A Preferred Stock in respect of a dividend period, then no dividend will be deemed to have accrued for such dividend period, be payable on the related dividend payment date, or accumulate, and we will have no obligation to pay any dividend accrued for such dividend period, whether or not the Company’s or the Bank’s board of directors (or a duly authorized committee of the board) declares a dividend on the Series A

Preferred Stock or any other series of the Company’s or the Bank’s preferred stock or on the Company’s or the Bank’s common stock for any future dividend period. References to the “accrual” (or similar terms) of dividends in this exhibit refer only to the determination of the amount of such dividend and do not imply that any right to a dividend arises prior to the date on which a dividend is declared.
Restrictions on Dividends. So long as any share of the Series A Preferred Stock remains outstanding, no dividend will be declared or paid on the common stock or any other shares of junior stock (other than (1) a dividend payable solely in junior stock or (2) any dividend in connection with the implementation of a shareholders’ rights plan or the redemption or repurchase of any rights under any such plan), unless (i) full dividends for the last preceding dividend period on all outstanding shares of Series A Preferred Stock have been declared and paid (or declared and a sum sufficient for the payment thereof has been set aside) and (ii) the Company or the Bank is not in default on the Company’s or the Bank’s obligation to redeem any shares of Series A Preferred Stock that have been called for redemption. The Company or the Bank will not purchase, redeem or otherwise acquire, directly or indirectly, for consideration any shares of common stock or other junior stock (other than (1) as a result of a reclassification of such junior stock for or into other junior stock, (2) the exchange or conversion of one share of such junior stock for or into another share of such junior stock, (3) through the use of the proceeds of a substantially contemporaneous sale of other shares of junior stock, (4) purchases, redemptions or other acquisitions of shares of junior stock in connection with any employment contract, benefit plan or other similar arrangement with or for the benefit of employees, officers, directors or consultants, (5) purchases of shares of junior stock pursuant to a contractually binding requirement to buy junior stock existing prior to the preceding dividend period, including under a contractually binding stock repurchase plan, or (6) the purchase of fractional interests in shares of junior stock pursuant to the conversion or exchange provisions of such securities or the security being converted or exchanged) nor will we pay or make available any monies for a sinking fund for the redemption of any shares of common stock or any other shares of junior stock during a dividend period, unless the full dividends for the most recently completed dividend period on all outstanding shares of Series A Preferred Stock have been declared and paid (or declared and a sum sufficient for the payment thereof has been set aside).
If dividends are not paid in full upon the Series A Preferred Stock and any dividend parity stock, all dividends paid or declared for payment on a dividend payment date with respect to the Series A Preferred Stock and the dividend parity stock will be shared based on the ratio between the then-current dividends due on shares of Series A Preferred Stock and (i) in the case of any series of non-cumulative dividend parity stock, the aggregate of the current and unpaid dividends due on such series of preferred stock and (ii) in the case of any series of cumulative dividend parity stock, the aggregate of the current and accumulated and unpaid dividends due on such series of preferred stock.
Subject to the foregoing, such dividends (payable in cash, stock or otherwise) as may be determined by the Company’s or the Bank’s board of directors (or a duly authorized committee of the board) may be declared and paid on the Company’s or the Bank’s common stock, any other junior stock and any dividend parity stock from time to time out of funds legally available for such payment, and the Series A Preferred Stock will not be entitled to participate in any such dividend.
Dividends on the Series A Preferred Stock will not be declared, paid or set aside for payment if the Company or the Bank fails to comply with applicable laws, rules and regulations, and the certificate of designations creating the Series A Preferred Stock provides that dividends on the Series A Preferred Stock may not be declared or set aside for payment if and to the extent such dividends would cause the Company or the Bank to fail to comply with the applicable capital adequacy rules.
Redemption. The Series A Preferred Stock is perpetual and has no maturity date. The Series A Preferred Stock may be redeemed, at the Company’s or the Bank’s option, (i) in whole or in part, from time to time, on any dividend payment date on or after the dividend payment date in March 2027, or (ii) in whole but not in part at any time within 90 days following a Regulatory Capital Treatment Event, in each case at a cash redemption price of $1,000 per share (equivalent to $25 per depositary share), plus any declared and unpaid dividends, without regard to any undeclared dividends, to but excluding the redemption date, on the shares of the Series A Preferred Stock called for redemption. Dividends will cease to accrue on the shares of the Series A Preferred Stock called for redemption from and including the redemption date. Any declared but unpaid dividends payable on a redemption date that occurs subsequent to the applicable record date for a dividend period shall not be paid to the holder entitled to receive the redemption price on the redemption date, but rather shall be paid to the holder of record of the redeemed shares on such record date relating to the applicable dividend payment date. Under the

FRB’s risk-based capital guidelines applicable to bank holding companies, any redemption of the Series A Preferred Stock by the Company is subject to prior approval of the FRB. Similarly, prior approval of the OCC is required in order for the Bank to repurchase shares of its capital stock, including the Series A Preferred Stock. Redemption of the Company’s Series A Preferred Stock does not require shareholder approval and, in light of the Company’s approval of the Bank’s articles of association authorizing the Bank’s board of directors to approve the redemption of the Series A Preferred Stock, no further shareholder approval is required for redemption of the Bank’s Series A Preferred Stock.
A “Regulatory Capital Treatment Event” means the good faith determination by the Company or the Bank that, as a result of (i) any amendment to, or change in, the laws, rules or regulations of the United States (including, for the avoidance of doubt, any agency or instrumentality of the United States, including the FRB, OCC and other federal bank regulatory agencies) or any political subdivision of or in the United States that is enacted or becomes effective after the original issue date of any share of the Series A Preferred Stock, (ii) any proposed change in those laws, rules or regulations that is announced or becomes effective after the original issue date of any share of the Series A Preferred Stock, or (iii) any official administrative decision or judicial decision or administrative action or other official pronouncement interpreting or applying those laws, rules or regulations or policies with respect thereto that is announced after the original issue date of any share of the Series A Preferred Stock, there is more than an insubstantial risk that the Company or the Bank will not be entitled to treat the full liquidation preference amount of $1,000 per share of the Series A Preferred Stock then outstanding as “tier 1 capital” (or its equivalent) for purposes of the capital adequacy rules of the FRB or the OCC (or, as and if applicable, the capital adequacy rules or regulations of any successor appropriate federal banking agency) as then in effect and applicable, for so long as any share of the Series A Preferred Stock is outstanding. “Appropriate federal banking agency” means the “appropriate federal banking agency” with respect to the Company or the Bank as that term is defined in Section 3(q) of the Federal Deposit Insurance Act or any successor provision.
If fewer than all of the outstanding shares of the Series A Preferred Stock are to be redeemed, the shares to be redeemed will be selected either pro rata from the holders of record of shares of the Series A Preferred Stock in proportion to the number of shares held by those holders or by lot or in such other manner as the Company’s or the Bank’s board of directors or a committee thereof may determine to be fair and equitable.
Holders of the Series A Preferred Stock do not have the right to require the redemption or repurchase of the Series A Preferred Stock.
Liquidation Rights. In the event that the Company or the Bank voluntarily or involuntarily liquidates, dissolves or winds up its affairs, holders of the Series A Preferred Stock will be entitled to receive an amount per share (the “total liquidation amount”) equal to the Series A liquidation amount of $1,000 per share, plus any dividends that have been declared but not paid prior to the date of payment of distributions to shareholders, without regard to any undeclared dividends. Holders of the Series A Preferred Stock will be entitled to receive the total liquidation amount out of the Company’s or the Bank’s assets that are available for distribution to shareholders, after payment or provision for payment of the Company’s or the Bank’s debts and other liabilities but before any distribution of assets is made to holders of common stock or any other junior stock. In addition, the Series A Preferred Stock may be fully subordinate to interests held by the U.S. government in the event the Company or the Bank enter into a receivership, insolvency, liquidation or similar proceeding.
If the Company’s or the Bank’s assets are not sufficient to pay the total liquidation amount in full to all holders of the Series A Preferred Stock and all holders of any stock ranking equally with the Series A Preferred Stock as to distributions of assets upon any liquidation, dissolution or winding-up of the Company or the Bank, the amounts paid to the holders of the Series A Preferred Stock and to such other stock will be paid pro rata in accordance with the respective total liquidation amount for those holders. If the total liquidation amount per Series A Preferred Stock has been paid in full to all holders of the Series A Preferred Stock and such other stock, the holders of common stock or any other junior stock will be entitled to receive all of the Company’s or the Bank’s remaining assets according to their respective rights and preferences.
For purposes of the liquidation rights, neither the sale, conveyance, exchange or transfer of all or substantially all of the Company’s or the Bank’s property and assets, nor the consolidation or merger by the Company or the Bank with or into any other corporation or by another corporation with or into us, will constitute a liquidation, dissolution or winding-up of the Company’s or the Bank’s affairs.

Voting Rights.
Right to Elect Two Directors upon Non-Payment of Dividends. If and when the dividends on the Series A Preferred Stock and any other class or series of preferred stock that may be issued in the future, whether bearing dividends on a noncumulative or cumulative basis but otherwise ranking on a parity with the Series A Preferred Stock as to payment of dividends and that has voting rights equivalent to those described in this paragraph (“voting parity stock”), have not been declared and paid (i) in the case of the Series A Preferred Stock and voting parity stock bearing noncumulative dividends, in full for at least three semi-annual or six quarterly dividend periods or their equivalent (whether or not consecutive); or (ii) in the case of voting parity stock bearing cumulative dividends, in an aggregate amount equal to full dividends for at least three semi-annual or six quarterly dividend periods or their equivalent (whether or not consecutive), the authorized number of directors then constituting the Company’s or the Bank’s board of directors will be increased by two. Holders of the Series A Preferred Stock, together with the holders of all other affected classes and series of voting parity stock, voting as a single class, will be entitled to elect the two additional members of the Company’s or the Bank’s board of directors at any annual or special meeting of shareholders at which directors are to be elected or any special meeting of the holders of the Series A Preferred Stock and any voting parity stock for which dividends have not been paid, called as provided below, but only if the election of any preferred stock directors would not cause the Company or the Bank to violate the corporate governance requirement of the NYSE (or any other exchange on which the Company’s or the Bank’s securities may be listed) that listed companies must have a majority of independent directors. In addition, the Company’s or the Bank’s board of directors shall at no time have more than two preferred stock directors.
At any time after this voting power has vested as described above, the Company’s or the Bank’s Corporate Secretary may, and upon the written request of holders of record of at least 20% of the outstanding shares of the Series A Preferred Stock and voting parity stock (addressed to the Corporate Secretary at the Company’s or the Bank’s principal office) must, call a special meeting of the holders of the Series A Preferred Stock and voting parity stock for the election of the preferred stock directors. Notice for a special meeting will be given in a similar manner to that provided in the Company’s or the Bank’s by-laws for a special meeting of the shareholders, which we will provide upon request, or as required by law. If the Corporate Secretary is required to call a meeting but does not do so within 20 days after receipt of any such request, then any holder of shares of the Series A Preferred Stock may (at the Company’s or the Bank’s expense) call such meeting, upon notice as provided in this section, and for that purpose will have access to the Company’s or the Bank’s stock books. The preferred stock directors elected at any such special meeting will hold office until the next annual meeting of shareholders unless they have been previously terminated as described below. In case any vacancy occurs among the preferred stock directors, a successor will be elected by the Company’s or the Bank’s board of directors to serve until the next annual meeting of the shareholders upon the nomination of the then remaining preferred stock directors or if none remains in office, by the vote of the holders of record of a majority of the outstanding shares of the Series A Preferred Stock and all voting parity stock for which dividends have not been paid, voting as a single class. The preferred stock directors shall each be entitled to one vote per director on any matter.
Whenever full dividends have been paid on the Series A Preferred Stock and any noncumulative voting parity stock for at least one year and all dividends on any cumulative voting parity stock have been paid in full, then the right of the holders of the Series A Preferred Stock to elect the preferred stock directors will cease (but subject always to the same provisions for the vesting of these voting rights in the case of any similar non-payment of dividends in respect of future dividend periods), the terms of office of all preferred stock directors will immediately terminate and the number of directors constituting the Company’s or the Bank’s board of directors will be reduced accordingly.
Other Voting Rights. So long as any shares of the Series A Preferred Stock are outstanding, in addition to any other vote or consent of shareholders required by law or by the Company’s certificate of incorporation or the Bank’s articles of association, the vote or consent of the holders of at least two-thirds of the shares of the Series A Preferred Stock at the time outstanding and entitled to vote, voting separately as a single class, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, shall be necessary for effecting or validating:
•
Amendment of Certificate of Incorporation or Bylaws. Any amendment of the Company’s certificate of incorporation or the Bank’s articles of association to authorize or create, or increase the authorized amount of, any shares of any class or series of capital stock ranking senior to the Series A Preferred

Stock with respect to payment of dividends or distribution of assets on the Company’s or the Bank’s liquidation; as well as any amendment of the Company’s certificate of incorporation or the Bank’s articles of association or the bylaws of the Company or the Bank that would materially and adversely affect the special rights, preferences, privileges or voting powers of the Series A Preferred Stock (taken as a whole); provided that the amendment of the Company’s certificate of incorporation or the Bank’s articles of association so as to authorize or create, or to increase the authorized amount of, any junior stock or any shares of any class or series or any securities convertible into shares of any class or series of dividend parity stock or other series of preferred stock ranking equally with the Series A Preferred Stock with respect to the distribution of assets upon liquidation, dissolution or winding up of the Company or the Bank shall not be deemed to materially and adversely affect the rights, preferences, privileges or voting powers of the Series A Preferred Stock; or
•
Share Exchanges, Reclassifications, Mergers and Consolidations. Any consummation of a binding share exchange or reclassification involving the Series A Preferred Stock, or of a merger or consolidation of the Company or the Bank with or into another corporation, or any merger or consolidation of the Company or the Bank with or into any entity other than a corporation unless in each case (x) the shares of the Series A Preferred Stock remain outstanding or, in the case of a merger or consolidation in which the Company or the Bank is not the surviving or resulting corporation, are converted into or exchanged for preference securities of the surviving or resulting corporation or a corporation controlling such corporation, and (y) such shares remaining outstanding or such preference securities, as the case may be, have such rights, preferences, privileges and voting powers, and limitations and restrictions thereof as would not require a vote of the holders of the Series A Preferred Stock pursuant to the preceding paragraph if such change were effected by an amendment of the Company’s certificate of incorporation or the Bank’s articles of association.

Each holder of the Series A Preferred Stock has one vote per share on any matter on which holders of the Series A Preferred Stock are entitled to vote, including any action by written consent.
The foregoing voting provisions will not apply if, at or prior to the time when the act with respect to which the vote would otherwise be required shall be effected, all outstanding shares of the Series A Preferred Stock have been redeemed or called for redemption upon proper notice and sufficient funds have been set aside by the Company or the Bank for the benefit of the holders of the Series A Preferred Stock to effect the redemption.
No Preemptive or Conversion Rights. Holders of the Series A Preferred Stock do not have any preemptive rights. The Series A Preferred Stock is not convertible into or exchangeable for property or shares of any other series or class of the Company’s capital stock.
Series B Preferred Stock
Under the terms of the Series B Preferred Stock, following the receipt of the shareholder approvals obtained at the 2025 annual meeting of the Company’s shareholders on June 5, 2024, the dividend rights and liquidation preferences of the Series B Preferred Stock ceased to apply and the holders of Series B Preferred Stock are now entitled to receive dividends at the same time and on the same terms as the holders of common stock in an amount equal to the product of the conversion rate then in effect and the per share dividend amount being paid in respect of each share of common stock, and shall rank as equal to the common stock in any liquidation of the Company or the Bank.
Rankings. The Series B Preferred Stock ranks equally with, and has identical rights, preferences and privileges as, the Company’s or the Bank’s common stock with respect to dividends or distributions (including regular quarterly dividends) declared by the board of directors and rights upon any liquidation, dissolution, winding up or similar proceeding of the Company or the Bank, as provided in the Company’s certificate of incorporation or the Bank’s articles of association.
Dividends. Holders of the Series B Preferred Stock are entitled to receive, when, as and if declared by the Company’s or the Bank’s board of directors or any duly authorized committee thereof all cash dividends or distributions declared and paid or made in respect of the shares of common stock, at the same time and on the same terms as holders of common stock, in an amount per share of Series B Preferred Stock equal to the product of (x) the Applicable Conversion Rate then in effect and (y) any per share dividend or distribution, as applicable, declared and paid or made in respect of each share of common stock. The Company’s or the Bank’s board of directors nor any duly authorized committee thereof may not declare and pay any cash dividend or make any cash distribution in respect of common stock unless the board or any duly authorized committee thereof declares and pays to the holders of Series B Preferred Stock, at the same time and on the same terms as holders of common stock, the per share dividend or distribution on the Series B Preferred Stock. Notwithstanding any provision in the Company’s articles of association to the contrary, no shareholder of Series B Preferred Stock shall be entitled to receive any dividend or distribution made with respect to the common stock where the record date for determination of holders of common stock entitled to receive such dividend or distribution occurs prior to the date of issuance of such share of Series B Preferred Stock.
“Applicable Conversion Rate” means, for each share of Series B Preferred Stock, the number of shares of common stock equal to the product of (a) one thousand (1,000) multiplied by (b) the quotient of (i) the Base Price divided by (ii) the then-applicable Conversion Price, subject to adjustment under Company’s certificate of incorporation and the Bank’s articles of association for any applicable event occurring subsequent to the initial determination of the Applicable Conversion Rate.
“Base Price” means $2.00.
“Conversion Price” means for each share of Series B Preferred Stock, $6.00, as the same may be adjusted from time to time in accordance with the terms of the Company’s certificate of incorporation or the Bank’s articles of association.
Except as set forth above, the Company or the Bank has no obligation to pay, and the holders of shares of Series B Preferred Stock shall have no right to receive, dividends or distributions at any time, including with respect to dividends or distributions with respect to common stock or any other class or series of authorized preferred stock. To the extent the Company or the Bank declares dividends or distributions on the Series B Preferred Stock and on any common stock and the Series D Preferred Stock, but does not make full payment of such declared dividends or distributions, the Company or the Bank will allocate the dividend payments on a pro rata basis among the holders of the shares of Series B Preferred Stock and the holders of any common stock and Series D Preferred Stock then outstanding. For purposes of calculating the allocation of partial dividend payments, dividend payments will be allocated on a pro rata basis among the holders of Series B Preferred Stock and the holders of any common stock and Series D Preferred Stock so that the amount of dividends or distributions paid per share on the shares of Series B Preferred Stock and such common stock and Series D Preferred Stock shall in all cases bear to each other the same ratio that payable dividends or distributions per share on the shares of the Series B Preferred Stock and such common stock and Series D Preferred Stock (but without, in the case of any noncumulative preferred stock, accumulation of dividends or distributions for prior dividend periods) bear to each other. The foregoing right shall not be cumulative and shall not in any way create any claim or right in favor of holders of Series B Preferred Stock in the event that dividends or distributions have not been declared or paid in respect of any prior calendar quarter. No interest or sum of money in lieu of interest will be payable in respect of any dividend payment or payments on shares of Series B Preferred Stock that may be in arrears.
Liquidation Rights. In the event that the Company or the Bank voluntarily or involuntarily liquidates, dissolves or wind ups its affairs, holders of the Series B Preferred Stock will rank equally with, and have identical rights, preferences and privileges as, the common stock.
For purposes of the liquidation rights, neither the sale, conveyance, exchange or transfer of all or substantially all of the Company’s or the Bank’s (as applicable) property and assets, nor the consolidation or merger by the Company or the Bank (as applicable) with or into any other corporation or by another corporation with or into us, will constitute a liquidation, dissolution or winding-up of its affairs.
Voting Rights. So long as any shares of Series B Preferred Stock are outstanding, the Company or the Bank shall not, without the written consent or affirmative vote, given in person or by proxy, at a meeting called for that purpose by holders of at least a majority of the outstanding shares of Series B Preferred Stock, voting as a single and separate class, amend, alter or repeal (including by merger, consolidation or otherwise, and whether in a single transaction or a series of related transactions, other than a Reorganization Event pursuant to which the Series B Preferred Stock is treated in accordance with the provisions of the Company’s certificate of incorporation or the Bank’s articles of association) any provision of the Company’s certificate of incorporation or the Bank’s articles of association that would alter, modify or change the preferences, rights, privileges or powers of the Series B Preferred Stock so as to, or in a manner that would, significantly and adversely affect the preferences, rights, privileges or powers of the Series B Preferred Stock. For purposes of the foregoing, neither (x) any increase in the amount of the authorized or issued Series B Preferred Stock or any securities convertible into Series B Preferred Stock nor (y) the creation and issuance, or an increase in the authorized or issued amount, of any series of preferred stock, or any securities convertible into preferred stock, ranking equal with and/or junior to the Series B Preferred Stock with respect to the payment of dividends (whether such dividends are cumulative or non-cumulative) and/or the distribution of assets upon the Company’s or the Bank’s liquidation, dissolution or winding up, in either case, will, in and of itself, be deemed to significantly and adversely affect the preferences, rights, privileges or powers of the Series B Preferred Stock or any holder and the holders will have no right to vote their shares of Series B Preferred Stock or consent to such action solely by reason of such an increase, creation or issuance.
“Reorganization Event” means:
•
any consolidation, merger, conversion or other similar business combination of the Company or the Bank with or into another person, in each case, pursuant to which all or substantially all of the common stock outstanding will be converted into cash, securities, or other property of the Company or the Bank (as applicable) or another person;

•
any sale, transfer, lease, or conveyance to another person of all or substantially all of the property and assets of the Company or the Bank and its subsidiaries, taken as a whole, in each case pursuant to which all of the common stock outstanding will be converted into cash, securities, or other property of the Company or the Bank (as applicable) or another Person;

•	any reclassification of the common stock into securities other than the common stock; or
•	any statutory exchange of all of the outstanding shares of common stock for securities of another person (other than in connection with a merger or acquisition).
Notwithstanding the foregoing, the holders of Series B Preferred Stock will not have the voting rights set forth above if, at or prior to the effective time of the act with respect to which such vote would otherwise be required, all outstanding shares of Series B Preferred Stock shall have been converted into shares of common stock.
No Preemptive Rights. Holders of the Series B Preferred Stock do not have any preemptive rights.
Conversion. The Series B Preferred Stock is convertible into shares of the Company’s or the Bank’s common stock upon the consummation of a Convertible Transfer of shares of the Series B Preferred Stock. If at the time of the Convertible Transfer the expiration or termination of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 is required to convert the Series B Preferred Stock to common stock and such expiration or termination has not occurred, the maximum number of shares of Series B Preferred Stock that can convert without such expiration or termination of the waiting period will convert into common stock and each other share of Series B Preferred Stock transferred in the Convertible Transfer will convert to one share of Series C Preferred Stock.
“Convertible Transfer” means a transfer by a holder of Series B Preferred Stock that is both (i) to a person who is not an affiliate of the holder for purposes of the Bank Holding Company Act of 1956 (as amended) and its implementing regulations and (ii) (A) to the Company or the Bank (as applicable); (B) in a widespread public distribution; (C) in which no transferee (or group of associated transferees) would receive 2% or more of the outstanding securities of any class of voting securities of the association; or (D) to a purchaser that would control more than 50% of every class of voting securities of the Company or the Bank (as applicable) without any transfer from the holder.
Series C Preferred Stock
There is currently no Series C Preferred Stock of the Company outstanding as all of the issued and outstanding shares of the Company’s Series C Preferred Stock have converted into shares of common stock in accordance with the terms of the Series C Preferred Stock. No shares of Series C Preferred Stock will be issued and outstanding following the reorganization. However, Series C Preferred Stock may be issued in connection with certain Convertible Transfers (as defined in the Bank’s articles of association) of Series B Preferred Stock.

Series D Preferred Stock
Rankings. The Series D Preferred Stock ranks equally with, and has identical rights, preferences and privileges as, the Company’s or the Bank’s common stock with respect to dividends or distributions (including regular quarterly dividends) declared by the board of directors and rights upon any liquidation, dissolution, winding up or similar proceeding of the Company or the Bank, as provided in the Company’s certificate of incorporation or the Bank’s articles of association, except that, in the event of any liquidation, dissolution or winding up, holders of the Series D Preferred Stock shall be entitled to receive, in preference to the holders of the common stock, an amount per share equal to $0.0001.
Dividends. Holders of the Series D Preferred Stock are entitled to receive, when, as and if declared by the Company’s or the Bank’s board of directors or any duly authorized committee thereof all cash dividends or distributions declared and paid or made in respect of the shares of common stock, at the same time and on the same terms as holders of common stock, in an amount per share of Series D Preferred Stock equal to the product of (x) the Applicable Conversion Rate then in effect and (y) any per share dividend or distribution, as applicable, declared and paid or made in respect of each share of common stock. The Company’s or the Bank’s board of directors or any duly authorized committee thereof may not declare and pay any cash dividend or make any cash distribution in respect of common stock unless the board or any duly authorized committee thereof declares and pays to the holders of Series D Preferred Stock, at the same time and on the same terms as holders of common stock, the per share dividend or distribution on the Series D Preferred Stock. Notwithstanding any provision in the Company’s articles of association to the contrary, no shareholder of Series D Preferred Stock shall be entitled to receive any dividend or distribution made with respect to the common stock where the record date for determination of holders of common stock entitled to receive such dividend or distribution occurs prior to the date of issuance of such share of Series D Preferred Stock.
“Applicable Conversion Rate” means, for each share of Series D Preferred Stock, the number of shares of common stock equal to the product of (a) one thousand (1,000) multiplied by (b) the quotient of (i) the Base Price divided by (ii) the then-applicable Conversion Price, subject to adjustment under Company’s certificate of incorporation and the Bank’s articles of association for any applicable event occurring subsequent to the initial determination of the Applicable Conversion Rate.
“Base Price” means $2.00.
“Conversion Price” means for each share of Series D Preferred Stock, $6.00, as the same may be adjusted from time to time in accordance with the terms of the Company’s certificate of incorporation or the Bank’s articles of association.
Except as set forth above, the Company or the Bank has no obligation to pay, and the holders of shares of Series D Preferred Stock have no right to receive, dividends or distributions at any time, including with respect to dividends or distributions with respect to common stock or any other class or series of authorized preferred stock. To the extent the Company or the Bank declares dividends or distributions on the Series D Preferred Stock and on any common stock, but does not make full payment of such declared dividends or distributions, the Company or the Bank will allocate the dividend payments on a pro rata basis among the holders of the shares of Series D Preferred Stock and the holders of any common stock then outstanding. For purposes of calculating the allocation of partial dividend payments, dividend payments will be allocated on a pro rata basis among the holders of Series D Preferred Stock and the holders of any common stock so that the amount of dividends or distributions paid per share on the shares of Series D Preferred Stock and such common stock shall in all cases bear to each other the same ratio that payable dividends or distributions per share on the shares of the Series D Preferred Stock and such common stock (but without, in the case of any noncumulative preferred stock, accumulation of dividends or distributions for prior dividend periods) bear to each other. The foregoing right shall not be cumulative and shall not in any way create any claim or right in favor of holders of Series D Preferred Stock in the event that dividends or distributions have not been declared or paid in respect of any prior calendar quarter. No interest or sum of money in lieu of interest will be payable in respect of any dividend payment or payments on shares of Series D Preferred Stock that may be in arrears.
Liquidation Rights. In the event that the Company or the Bank voluntarily or involuntarily liquidates, dissolves or wind ups its affairs, holders of the Series D Preferred Stock will rank equally with, and have identical rights, preferences and privileges as, the common stock, except that, in the event of any liquidation, dissolution or winding up, holders of the Series D Preferred Stock shall be entitled to receive, in preference to the holders of the common stock, an amount per share equal to $0.0001.
For purposes of the liquidation rights, neither the sale, conveyance, exchange or transfer of all or substantially all of the Company’s or the Bank’s (as applicable) property and assets, nor the consolidation or merger by the Company or the Bank (as applicable) with or into any other corporation or by another corporation with or into us, will constitute a liquidation, dissolution or winding-up of its affairs.
Voting Rights. So long as any shares of Series D Preferred Stock are outstanding, the Company or the Bank shall not, without the written consent or affirmative vote, given in person or by proxy, at a meeting called for that purpose by holders of at least a majority of the outstanding shares of Series D Preferred Stock, voting as a single and separate class, amend, alter or repeal (including by merger, consolidation or otherwise, and whether in a single transaction or a series of related transactions, other than a Reorganization Event pursuant to which the Series D Preferred Stock is treated in accordance with the provisions of the Company’s certificate of incorporation or the Bank’s articles of association) any provision of the Company’s certificate of incorporation or the Bank’s articles of association that would alter, modify or change the preferences, rights, privileges or powers of the Series D Preferred Stock so as to, or in a manner that would, significantly and adversely affect the preferences, rights, privileges or powers of the Series D Preferred Stock. For purposes of the foregoing, neither (x) any increase in the amount of the authorized or issued Series D Preferred Stock or any securities convertible into Series D Preferred Stock nor (y) the creation and issuance, or an increase in the authorized or issued amount, of any series of preferred stock, or any securities convertible into preferred stock, ranking equal with and/or junior to the Series D Preferred Stock with respect to the payment of dividends (whether such dividends are cumulative or non-cumulative) and/or the distribution of assets upon the Company’s or the Bank’s liquidation, dissolution or winding up, in either case, will, in and of itself, be deemed to significantly and adversely affect the preferences, rights, privileges or powers of the Series D Preferred Stock or any holder and the holders will have no right to vote their shares of Series D Preferred Stock or consent to such action solely by reason of such an increase, creation or issuance.
“Reorganization Event” means:
•
any consolidation, merger, conversion or other similar business combination of the Company or the Bank with or into another person, in each case, pursuant to which all or substantially all of the common stock outstanding will be converted into cash, securities, or other property of the Company or the Bank (as applicable) or another person;

•
any sale, transfer, lease, or conveyance to another person of all or substantially all of the property and assets of the Company or the Bank and its subsidiaries, taken as a whole, in each case pursuant to which all of the common stock outstanding will be converted into cash, securities, or other property of the Company or the Bank (as applicable) or another Person;

•	any reclassification of the common stock into securities other than the common stock; or
•	any statutory exchange of all of the outstanding shares of common stock for securities of another person (other than in connection with a merger or acquisition).
Notwithstanding the foregoing, the holders of Series D Preferred Stock will not have the voting rights set forth above if, at or prior to the effective time of the act with respect to which such vote would otherwise be required, all outstanding shares of Series D Preferred Stock shall have been converted into shares of common stock.
No Preemptive Rights. Holders of the Series D Preferred Stock do not have any preemptive rights.
Conversion. The Series D Preferred Stock is convertible into shares of the Company’s or the Bank’s common stock upon the consummation of a Convertible Transfer of shares of the Series D Preferred Stock. If at the time of the Convertible Transfer the expiration or termination of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 is required to convert the Series D Preferred Stock to common stock and such expiration or termination has not occurred, only the maximum number of shares of Series D Preferred Stock that can convert without such expiration or termination of the waiting period will convert into common stock.

“Convertible Transfer” means a transfer by a holder of Series D Preferred Stock that is both (i) to a person who is not an affiliate of the holder for purposes of the Bank Holding Company Act of 1956 (as amended) and its implementing regulations and (ii) (A) to the Company or the Bank (as applicable); (B) in a widespread public distribution; (C) in which no transferee (or group of associated transferees) would receive 2% or more of the outstanding securities of any class of voting securities of the association; or (D) to a purchaser that would control more than 50% of every class of voting securities of the Company or the Bank (as applicable) without any transfer from the holder.
Governance Documents
There will be certain differences between the rights of the shareholders of the Company prior to the reorganization under relevant corporate law and the Company’s articles of incorporation and bylaws and the rights of the shareholders of the Bank following the reorganization under relevant banking law and the Bank’s amended and restated articles of association and amended and restated bylaws. The Bank will elect in its amended and restated bylaws to follow, as permitted, the corporate governance procedures of the DGCL.
Directors
Under Delaware law and the National Bank Act, respectively, the number of Company and Bank directors may be fixed or changed by the shareholders or by the directors if so authorized by the articles of incorporation or bylaws. Each of the Company’s and the Bank’s articles of association and bylaws provide that the number of directors shall be fixed from time to time by resolution of the board of directors. The Company’s board of directors shall not be less than 9 and no more than 18 directors and the Bank’s board of directors after the reorganization will not be less than five nor more than 25 directors (as required under the National Bank Act), unless exempted from the 25-member limit by the OCC.
The National Bank Act imposes certain citizenship, residency and shareholding requirements with respect to director eligibility for the Bank. Under the National Bank Act and implementing regulations, directors must be U.S. citizens, and a majority of the Bank’s directors must reside within the state where the Bank is located or within 100 miles of one of the Bank’s branches, and must own Bank shares worth at least $1,000. The OCC may waive citizenship and residency requirements.
Under the Company’s bylaws, no person may be elected, appointed, or nominated as a director after December 31 of the year in which such person attains the age of 75; provided, however, that the Company’s board of directors, by a written resolution approved by a majority of the disinterested members of the whole board, may exclude an incumbent director from such age limitation. Notwithstanding such age limitation, a director shall be able to complete a term in which he or she attains the age of 75. The Bank’s bylaws after the reorganization will not have a similar provision. The Bank’s governance guidelines will provide for a retirement policy for directors.
The Bank and the Company currently have the same directors, and it is expected that the Bank will continue to have the same directors after the reorganization as the Bank had immediately prior thereto.
The Company board of directors is divided into three classes, with each class of directors serving for successive three-year terms so that each year, the term of only one class of directors expires. After the reorganization, the Bank’s board of directors will not be divided into classes. Directors will be elected annually for terms of one year and hold office until the next succeeding annual meeting or until their successors have been elected and qualified or until there is a decrease in the authorized number of directors.
It is expected that the Bank will use a substantially similar procedure as the Company for the election of directors after the reorganization. Except in a contested election, directors will be elected by a majority of the votes cast with respect to such director at any meeting of stockholders at which a quorum is present and directors are to be elected. In a contested election, directors will be elected by a plurality of the shares represented in person or by proxy at such meeting and entitled to vote on the election of directors are to be elected. A majority of votes cast means that the number of shares voted “for” a director must exceed the number of votes case “against” that director. In an uncontested election, an incumbent director of who does not receive the affirmative vote of a majority of the shares actually voted will tender an irrevocable resignation as a director, subject to acceptance or rejection thereof or other action with respect thereto by the Board, for consideration by the Nominating and Corporate Governance Committee of the Board of Directors. Within one hundred twenty

(120) days after the date on which certification of the shareholder vote on the election of directors is made, the Board of Directors will publicly disclose its decision and rationale regarding whether to accept, reject or take other action with respect to the tendered resignation
Vacancies on the Company’s board of directors can only be filled by a majority vote of the directors then in office. After the reorganization, vacancies on the Bank’s board of directors will be filled by the shareholders or by the action of a majority of the remaining directors between meetings of stockholders.
Removal of Directors
The Company’s certificate of incorporation provides that any director or the entire board of directors may be removed from office at any time, but only for cause and by the affirmative vote of the holders of 80% of the shares entitled to vote in the election of directors, voting as a single class.
The Bank’s articles of association after the reorganization will provide that any director or the entire board of directors may be removed from office at any time with or without cause by the affirmative vote of the holders of a majority of shares entitled to vote at an election of directors.
Limitations on Director Liability
The Company’s certificate of incorporation provides that a director will not be liable to the Company or its stockholders for monetary damages for breach of a fiduciary duty as a director except for liability for a breach of the director’s duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, to the extent exculpation from liability is not permitted by the DGCL, or for any transaction from which the director derived an improper personal benefit.
The Bank’s articles of association after the reorganization will provide that a director will not be liable to the Bank or its stockholders for a breach of fiduciary duty except to the extent that such exemption from liability is not permitted under applicable law, including the DGCL (which is applicable due to the Bank’s election to follow the corporate governance procedures of the DGCL).
Indemnification
Under the Company’s certificate of incorporation, the Company will, to the fullest extent permitted by the DGCL, indemnify and advance expenses to any person made a party to an action, suit or proceeding by reason of the fact that he or she is or was (1) a director or officer of the Company or (2) serving at the request of the Company as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), liabilities, losses, judgments, fines and amounts paid in settlement, actually and reasonably incurred or suffered by him or her in connection with such action, suit or proceeding, provided that the action, suit or counterclaim was not initiated by or on behalf of such person unless authorized by the Company’s board of directors.
The Bank’s articles of association and bylaws after the reorganization will provide that the Bank may make or agree to make indemnification payments that are consistent with applicable law to an “institution-affiliated party” (as defined in 12 U.S.C. § 1813(u)) for liability incurred in a proceeding where the institution-affiliated party’s conduct was in good faith and where the institution-affiliated party reasonably believed their conduct was in the Bank’s best interest. In the case of a criminal proceeding, the institution-affiliated party must have had no reason to believe their conduct was unlawful.
The Bank may make or agree to make indemnification payments that are consistent with applicable law to an institution-affiliated party for administrative proceedings or civil actions initiated by any federal banking agency. The Bank may make or agree to make indemnification payments that are consistent with applicable law and safe and sound banking practices for damages and expenses, including the advancement of expenses and legal fees, in cases involving an administrative proceeding or civil action not initiated by a federal banking agency.
The Bank must indemnify for reasonable expenses a director or officer of the Bank who was successful, on the merits or otherwise, in the defense of any proceeding or any claim to which they were a party because they were a director or officer of the Bank.
Any non-mandatory indemnification payment to an institution-affiliated party must be approved by a majority of the Bank board of directors or a majority of votes entitled to be cast by the stockholders of common stock of the Bank

The Bank will not make indemnification payments to an institution-affiliated party for proceedings by the Bank in which the institution-affiliated party was adjudged liable to the Bank or proceedings where the institution-affiliated party is charged with and adjudged liable for receiving an improper personal benefit.
The Bank may make payments for or reimburse the reasonable expenses incurred by an institution-affiliated party prior to the final disposition of a proceeding if such party furnishes a written affirmation of their good faith belief that they have meet the applicable standard of care set forth in the Bank bylaws and a written undertaking to repay the advance if it is ultimately determined they did not meet the applicable standard of conduct, and a determination is made that the facts then known by the party making the determination would not preclude indemnification under the Bank bylaws.
The Bank can, by an affirmative vote of a majority of its board of directors, purchase and maintain insurance to indemnify its institution-affiliated parties provided that no such insurance shall include coverage for the cost of any judgment or civil money penalty assessed against such person in an administrative proceeding or civil action commenced by any federal banking agency.
Special Meetings
The Company’s certificate of incorporation and bylaws provide that special meetings of stockholders may only be called at any time by the board of directors pursuant to a resolution adopted by a majority of the whole board.
The Bank’s bylaws after the reorganization will provide that special meetings of stockholders may be called by the board or by the secretary upon a written request by stockholders owning at least 25% of the votes entitled to be cast on any issue proposed to be considered at the meeting based on the number of outstanding voting shares of the Bank’s most recently disclosed to an applicable regulator. The written request of the stockholders must be accompanied with a notice containing specified information, as set forth in the Bank’s bylaws.
Quorum
The Company bylaws provide and Bank bylaws will provide that the holders of a majority of the outstanding shares entitled to vote, represented in person or by proxy, constitute a quorum at any meeting of stockholders.
Voting
The Company stockholders entitled to vote on matters are entitled to one vote per share. The Company common stockholders are not entitled to cumulate their votes in the election of directors. The Bank bylaws and articles of association after the reorganization will have similar provisions.
The Company’s certificate of incorporation provides that, with limited exceptions, stockholders who beneficially own in excess of 10% of the then-outstanding shares of common stock of the Company (the “Company Limit”) are not entitled to any vote with respect to shares held in excess of the Company Limit. A person or entity is deemed to beneficially own shares that are owned by an affiliate as well as persons acting in concert with such person or entity. The Bank’s articles of association after the reorganization will not contain a similar limitation.
Stockholder Action by Written Consent
Subject to the rights of any class or series of preferred stock of the Company, any action required or permitted to be taken by the stockholders of the Company at an annual or special meeting must be effected at a duly called annual or special meeting of stockholders of the Company, and may not be effected by any consent in writing by such stockholders. The Bank’s bylaws after the reorganization will contain a similar provision.
Annual Meeting Shareholder Proposals and Advance Notice Requirement
The bylaws of the Company provide and the bylaws of the Bank will provide that annual meeting of the shareholders for the election of directors shall be held each year on a date and at a time designated by the Company’s and Bank’s respective boards of directors.
The Company bylaws require and Bank bylaws will require that all business conducted at any meeting of stockholders be properly brought before the meeting.

Under the Company’s bylaws, in order for a stockholder proposal to be properly brought before an annual meeting of the stockholders, any stockholder making such a proposal must give notice to the Company’s corporate secretary. To be timely, a stockholder’s notice must be delivered or mailed to and received at the principal executive office of the Company not less than 90 days prior to the date of the annual meeting; provided, however, in the event that less than 100 days’ notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. The notice must contain specified information, as set forth in the Company’s bylaws.
Under the Bank’s bylaws following the reorganization, in order for a stockholder proposal to be properly brought before an annual meeting of the stockholders, any stockholder making such a proposal must give notice to the Bank’s secretary. To be timely, a stockholders notice must be delivered to the principal executive offices of the Bank not less than 120 nor more than 150 days prior to the first anniversary of the date of the preceding year’s proxy statement; provided, however, that in the event that the date of the annual meeting is more than 30 days before or after the first anniversary of the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not later than the close of business on the later of the 120th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. The notice must contain specified information, as set forth in the Bank’s bylaws.
Shareholder Nominations Included in Proxy Materials
The Company’s bylaws provide for stockholder director nominations to be included in the Company’s proxy statement under certain conditions. For a stockholder nominee to be included in the Company’s proxy statement, the Company’s bylaws require that a stockholder notice to the Company proposing to nominate a person for election or re-election as a director of the Company before an annual meeting of stockholders include information regarding, among other things, any hedging transaction with respect to the Company’s common stock that is in place or has been entered into within the six months preceding the date of delivery of the stockholder notice by or for the benefit of such stockholder.
The proxy access provisions of the Company’s bylaws permit any stockholder or group of up to 20 stockholders who have maintained continuous ownership (as provided in the Company’s bylaws) of 3% or more of Company’s outstanding common stock for at least the previous three years to include a specified number of director nominees in Company’s proxy materials for an annual meeting of stockholders.
Notice of a nomination pursuant to the proxy access provisions of the Company’s bylaws must be received no earlier than 150 days, and no later than 120 days, before the anniversary of the date that the Company mailed its proxy statement for the previous year’s annual meeting of stockholders; provided, however, that if the annual meeting is not scheduled to be held within a period that commences 30 days before such anniversary date and ends 30 days after such anniversary date (an annual meeting date outside such period being referred to as an “Other Meeting Date”), the nomination notice must be given in the manner provided in the Company’s bylaws by the later of the close of business on (i) the date that is 180 days prior to such Other Meeting Date or (ii) the tenth day following the date such Other Meeting Date is first publicly announced or disclosed.
If a group of stockholders is making the nomination, such notice must designate one member of the group that is authorized to act on behalf of all group members with respect to matters relating to the nomination, including withdrawal of the nomination.
The Company’s bylaws provide that each stockholder seeking to include a director nominee in the Company’s proxy materials is required to provide the Company with certain information specified in the Company’s bylaws.
A stockholder nominee will not be eligible for inclusion in the Company’s proxy materials if: the Company receives a notice that is not pursuant to the proxy access provisions of the Company’s bylaws that a stockholder intends to nominate a candidate for director at the annual meeting; the nominating stockholder or designated lead group member, or any qualified representative thereof, does not appear at the meeting of the stockholders to present the nomination of the stockholder nominee; the Company’s board of directors, acting in good faith, determines that the nominee’s nomination or election to the Company’s board of directors would result in the Company violating any applicable law, rule or regulation to which the Company is subject, including any rules or regulations of any stock exchange on which the Company’s securities are traded; the nominee was nominated at one of the Company’s two preceding annual meetings of stockholders and received less than 25% of the votes cast in each such election; or the Company is notified, or the Company’s board of directors acting in good faith determines, that a nominating stockholder has failed to continue to satisfy the eligibility requirements under the proxy access provisions of the Company’s bylaws, or that the representations and warranties made pursuant to such provisions have ceased to be true and accurate in all material respects (or omits a material fact necessary to make the statements made not misleading), or that the nominee or the stockholder who nominated the nominee has otherwise breached any of its or their obligations, representations, or agreements under the proxy access provisions of the Company’s bylaws.
The Bank’s bylaws are expected to have substantially similar provisions regarding inclusion of shareholder nominations in the Bank’s proxy materials.
Amendment of Charter and Bylaws
The DGCL provides that the Company’s certificate of incorporation and the Bank’s articles of association generally may be amended upon the adoption of a resolution by the board of directors and approval by the holders of a majority of the outstanding shares entitled to vote.
The Company’s certificate of incorporation provides that the affirmative vote of the holders of at least 80% of the voting power of all of the then-outstanding shares of the capital stock of the Company entitled to vote generally in the election of directors (excluding any shares held in excess of the Company Limit), voting together as a single class, is required to amend or repeal provisions of the certificate of incorporation related to amendment of the certificate of incorporation, limitations on voting of holders of more than 10% of the Company’s common stock, stockholder action by written consent, persons authorized to call special meetings of the Company’s common stockholders, classification and removal of directors and the filling of board vacancies, the adoption, amendment or repeal of the Company’s bylaws, the approval of certain business combinations, director and officer indemnification by the Company, and the amendment or repeal of the provision regarding the considerations of the Company’s board of directors in connection with an offered business combination.
The Bank’s articles of association after the reorganization will provide that the Bank’s articles of association may be amended in any manner prescribed by the National Bank Act and at any regular or special meeting of the stockholders by the affirmative vote of the holders of a majority of the shares of the Bank. The Bank board of directors may propose amendments to the Bank articles of association for submission to the stockholders (rather than the Company’s 80% requirement).
The Company’s bylaws may be amended at any meeting of the board by a resolution adopted by a majority of the whole board. The bylaws may also be amended by the affirmative vote of the holders of at least 80% of the voting power of all of the then-outstanding shares of the capital stock of the Company entitled to vote generally in the election of directors (excluding any shares held in excess of the Company Limit).
The Bank’s bylaws after the reorganization will provide that the Bank’s board of directors may amend the bylaws at any time by a vote of the majority of the total number of directors. The Bank’s stockholders will be entitled to amend the bylaws at any time by a majority vote (rather than the Company’s 80% requirement).
Anti-Takeover Provisions and Other Stockholder Protections
The Company’s certificate of incorporation provides that any “business combination” involving the Company and an “interested stockholder” must be approved by the holders of at least 80% of the voting power of the then-outstanding shares of stock of the Company entitled to vote in the election of directors, voting together as a single class, unless the business combination does not involve any cash or other consideration being received by the stockholders (in their capacity as stockholders) and either a majority of the “disinterested directors” (as defined in the certificate of incorporation) of the Company has approved the business combination or the terms of the proposed business combination satisfy certain minimum price and other standards.
For purposes of these provisions, a “business combination” is defined to include: (i) any merger or consolidation of the Company or any subsidiary with any interested stockholder or affiliate of an interested stockholder; (ii) the disposition of the assets of the Company or any subsidiary having an aggregate value of 25% or more of the combined assets of the Company and its subsidiaries; (iii) the issuance or transfer by the Company or any subsidiary of any of its securities to any interested stockholder or affiliate of an interested stockholder in exchange for cash, securities or other property having an aggregate value of 25% or more of the outstanding common stock of the Company and its subsidiaries, except pursuant to an employee benefit plan of the Company or any subsidiary; (iv) the adoption of any plan for the liquidation or dissolution of the Company proposed by or on behalf of an interested stockholder or any affiliate of an interested stockholder; and (v) any reclassification of securities or recapitalization of the Company, or any merger or consolidation of the Company with any of its subsidiaries or any other transaction that has the effect of increasing the proportionate share of the outstanding shares of any class of equity or convertible securities of the Company or any subsidiary which is owned by an interested stockholder or any affiliate of an interested stockholder.
For purposes of these provisions, an “interested stockholder” includes: (i) any person (with certain exceptions) who is the beneficial owner of more than 10% of the Company’s outstanding common stock; (ii) any affiliate of the Company which at any time during the prior two years was the beneficial owner of more than 10% of the Company’s common stock; or (iii) any assignee of or otherwise successor to any shares of the Company’s common stock that were beneficially owned by an “interested stockholder” during the prior two years in a transaction not involving a public offering.
The Bank’s articles of association after the reorganization will not have an equivalent provision concerning “business combinations” involving “interested stockholders.”
Under Section 203 of the DGCL, a corporation is prohibited from engaging in any “business combination” with an “interested stockholder” or any entity for a period of three years from the date on which the stockholder first becomes an interested stockholder if the transaction is caused by the interested stockholder. There is an exception to the three-year waiting period requirement if: (i) prior to the stockholder becoming an interested stockholder, the board of directors approves the business combination or the transaction in which the stockholder became an interested stockholder; (ii) upon the completion of the transaction in which the stockholder became an interested stockholder, the interested stockholder owns at least 85% of the voting stock of the corporation other than shares held by directors who are also officers and certain employee stock plans; or (iii) the business combination is approved by the board of directors and by the affirmative vote of at least 66 2/3% of the outstanding shares of stock entitled to vote not owned by the interested stockholder at a meeting of stockholders.
The DGCL defines the term “business combination” to include transactions such as mergers, consolidations or transfers with an aggregate market value of at least 10% of the assets of the corporation. The DGCL defines the term “interested stockholder” generally as any person who (together with affiliates and associates) owns (or in certain cases, within the past three years did own) at least 15% of the outstanding shares of stock entitled to vote.
A Delaware corporation may elect not to be governed by Section 203 of the DGCL. The Company has not made an election to be exempt from the requirements of Section 203 of the DGCL. The Bank will make an election to be exempt from Section 203 of the DGCL.
Appraisal or Dissenters’ Rights
Section 262 of the DGCL permits stockholders to dissent from a conversion, merger, consolidation or a sale of all or substantially all the assets of the corporation and obtain payment of the fair value of their shares, if they follow certain statutorily defined procedures. However, appraisal rights do not apply if the corporation’s stock is either (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders. Appraisal rights may be restored if, in the transaction, stockholders are to receive, in exchange for shares of their stock, anything other than: (i) stock of the surviving corporation; (ii) stock of any corporation that is or will be listed on a national securities exchange or held of record by more than 2,000 holders; (iii) cash in lieu of fractional shares; or (iv) any combination of (i), (ii) or (iii). The DGCL further provides that no appraisal rights are available for any shares of stock of the constituent corporation surviving a merger if the merger did not require the approval of the stockholders of the surviving corporation as provided under Section 251(f) of the DGCL.
Section 262 of the DGCL currently applies to the Company and the Bank. It will continue to apply to the Bank after the reorganization.
Exclusive Forum
The Company’s bylaws do not contain an exclusive forum provision.
The Bank’s bylaws after the reorganization will provide that, unless the Bank consents in writing to the selection of an alternative forum, the exclusive forum for (i) derivative actions, (ii) actions asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Bank to the Bank or the Bank’s stockholders, or (iii) actions asserting a claim against the Bank or any director, officer, or employee of the Bank, arising out of Delaware law or the Bank’s articles of association or the Bank’s bylaws or governed by the internal affairs doctrine shall by the Court of Chancery of the State of Delaware. If the Court of Chancery of the State of Delaware has no jurisdiction, the federal district court for the District of Delaware is the exclusive forum for such actions. This provision, which is common in the governing documents of peer companies, will prevent the Bank from having competing lawsuits in multiple jurisdictions. It will also provide increased consistency in the application of Delaware law and federal securities laws in the types of lawsuits to which each applies.
Shareholders’ Rights to Examine Books and Record
Under the Company’s bylaws, a complete list of the stockholders entitled to vote at any meeting of stockholders, arranged in alphabetical order for each class of stock and showing the address of each such stockholder and the number of shares registered in his or her name, shall be open to the examination of any such stockholder, for any purpose germane to the meeting, during ordinary business hours for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held.
The Bank’s Bylaws after the reorganization will provide that a stockholder list must be available for inspection by any stockholder, beginning ten days before the meeting for which the list was prepared and continuing through the meeting and any adjournments thereof. The list must be available at the Bank’s principal office or at a place identified in the meeting notice in the city where the meeting is to be held. A stockholder or a stockholder’s agent or attorney is entitled, on written demand to the Bank, to inspect and copy the list during regular business hours during the period it is available for inspection. The list is to be available at the meeting for which it was prepared, and any stockholder or any stockholder’s agent or attorney is entitled to inspect the list at any time during the meeting for any purpose germane to the meeting. The stockholder list is to be maintained in written form or in another form capable of conversion into written form within a reasonable time.
Section 220 of the DGCL provides that, subject to certain limitations and criteria enumerated in the DGCL, any stockholder, in person or by attorney or another agent, shall, upon written demand under oath, have the right during the usual hours for business to inspect for any proper purpose, and to make copies and extracts from the Company or Bank’s stock ledger, stockholders list, and its other books and records. Section 220 of the DGCL applies to both the Company and the Bank.
Under the National Bank Act, the president and cashier of the Bank must cause to be kept at all times a full and correct list of the names and residences of all the shareholders in the Bank, and the number of shares held by each, in the office where its business is transacted. Such list shall be subject to the inspection of all the shareholders and creditors of the Bank, and the officers authorized to assess taxes under State authority, during business hours of each day in which business may be legally transacted. A copy of such list, verified by the oath of such president or cashier, must also be transmitted to the OCC within ten days of any demand therefor made by the OCC.
Shareholder Rights Plan
The Company has no shareholder rights plan in effect. The Bank will have no shareholder rights plan in effect after the reorganization. The Bank does not have any present plans or agreements to adopt a shareholder rights plan.

INFORMATION ABOUT THE COMPANIES
General
Flagstar Financial, Inc., a Delaware corporation, is the parent bank holding company for Flagstar Bank, N.A., a national bank association. The Company’s common stock trades on the NYSE under the symbol “FLG.” At June 30, 2025, the Company had consolidated total assets of approximately $92.2 billion, total deposits of approximately $69.7 billion and total shareholders’ equity of approximately $8.1 billion. region and in the upper Midwest, along with a significant presence in fast-growing markets in Florida and the West Coast.
The principal executive offices of the Company and the Bank are located at 102 Duffy Avenue, Hicksville, NY 11801 and the telephone number is (516) 683-4100.
Security Ownership of Management and Principal Shareholders of the Company
The following table sets forth certain information regarding the beneficial ownership of the Company’s common stock as of [•], 2025 (the record date), unless otherwise noted, by (1) each director and named executive officer of the Company and (2) all directors and officers of the Company as a group. The information below includes, where applicable, shares underlying options and warrants that are exercisable within 60 days of [•], 2025 (the record date). Under Section 13(d) of the Securities Exchange Act of 1934, a beneficial owner of a security is any person who directly or indirectly has or shares voting power or investment power over such security. Unless otherwise indicated, based on information furnished by such shareholders, management of the Company believes that each person has sole voting and dispositive power over the shares indicated as owned by such person and the address of each shareholder is the same as the address of the Company.

Directors and Officers	Common Shares Beneficially Owned(1,2)	% of Class
Milton Berlinski	23,999(3)	0.01%
Brian R. Callanan	14,078(3)	0.00%
Alessandro P. DiNello	2,547,993(3,4,5)	0.61%
Alan Frank	44,572(3,4)	0.01%
Marshall Lux	38,906(3)	0.01%
Steven T. Mnuchin	75,013,636(3,6)	18.05%
Joseph M. Otting	2,336,282(3,5)	0.56%
Allen C. Puwalski	34,856(3)	0.01%
Jennifer R. Whip	49,377(3)	0.01%
Lee M. Smith	907,494(3,5)	0.22%
Reginald E. Davis	411,742(3,5)	0.10%
Bao Nguyen	333,333(5)	0.08%
Richard Raffetto	334,549(5,7)	0.08%
All directors and executive officers as a group (17 persons)	82,870,536	19.66%
(1)
Includes the following shares of common stock reported as directly held; Mr. Lux – 25,364; Mr. Puwalski – 21,314; Mr. DiNello – 310,234; Mr. Mnuchin – 100; Mr. Berlinski – 10,457; Mr. Frank – 21,030; Ms. Whip – 35,835; Mr. Smith – 495,823; and Mr. Davis – 33,931.

(2)
Each person effectively exercises sole (or shares with spouse or other immediate family member) voting or dispositive power as to shares reported herein (except as noted). Figures include all of the shares held directly and indirectly by directors and the Company’s executive officers, as well as the shares underlying stock awards that have been granted to and are currently exercisable or exercisable within 60 days by such directors and executive officers under the Company’s various stock-based benefit plans.

(3)
Includes the following shares of unvested restricted stock awards: Mr. Smith – 78,338; and Mr. Davis – 44,478; and the following restricted stock units that could be triggered to vest or will vest within 60 days: Mr. Callanan – 14,078; Mr. Lux – 13,542; Mr. Puwalski – 13,542; Mr. DiNello – 13,542; Mr. Mnuchin – 13,542; Mr. Otting – 252,951; Mr. Berlinski – 13,542; Mr. Frank – 13,542; Ms. Whip – 13,542.

(4)
Includes the following shares that are owned by spouses of the named nominees, continuing directors, and executive officers or are held in individual retirement accounts, trust accounts, custodian accounts, or foundation accounts for which the directors and the executive officers are deemed beneficial owners; Mr. DiNello – 890,884; Mr. Frank – 10,000.

(5)	Includes the following vested and exercisable Options: Mr. Otting – 2,083,331; Mr. DiNello – 1,333,333 and Messrs. Smith, Davis, Nguyen, and Raffetto – 333,333.
(6)
With the exception of shares held directly by Mr. Mnuchin (footnotes 1 and 3), the securities included herein are held by Liberty Strategic Capital (CEN) Holdings, LLC, a Delaware limited liability company (the “Liberty Purchaser”). Liberty 77 Capital L.P. (the

“Liberty Manager”), a Delaware limited partnership, is the investment manager of the members of the Liberty Purchaser. Liberty 77 Capital Partners L.P. (“Liberty Manager GP”), a Delaware limited partnership, is the general partner of the Liberty Manager. Liberty Capital L.L.C., a Delaware limited liability company, is the general partner of the Liberty Manager GP. STM Partners LLC, a Delaware limited liability company, indirectly controls the Liberty Manager. Steven T. Mnuchin is the trustee of the managing member of STM Partners LLC.
(7)	Includes the following shares held by the trustee of the Flagstar Financial, Inc. Employee Savings Plan (“401(k)”): Mr. Raffetto – 1,216.
The following table sets forth information as to those persons or entities known by management to be beneficial owners of more than 5% of the outstanding shares of Common Stock on the Record Date. Other than those persons or entities listed below, the Company is not aware of any person or entity or group that beneficially owned more than 5% of the Common Stock as of that date.

NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS
BlackRock, Inc. 50 Hudson Yards New York, NY 10001	33,959,600(1)	8.17%
Hudson Bay Capital Management LP Sander Gerber 28 Havemeyer Place, 2nd Floor Greenwich, CT 06830	34,689,439(2)	8.35%
The Vanguard Group 100 Vanguard Boulevard Malvern, PA 19355	30,982,752(3)	7.46%
Liberty 77 Capital L.P. Liberty Strategic Capital (CEN) Holdings, LLC Liberty 77 Capital Partners L.P. Liberty Capital L.L.C. STM Partners LLC Steven T. Mnuchin 2099 Pennsylvania Ave NW Washington, D.C. 20006	74,999,994(4)	18.05%
RCP Eagle Holdings L.P. RCP Eagle Holdings GP LLC RCP GenPar HoldCo LLC 590 Madison Avenue, 29th Floor New York, NY 10022	35,981,113(5)	8.66%

(1)	Based solely on information filed in a Schedule 13G/A with the SEC on April 17, 2025.
(2)	Based solely on information filed in a Schedule 13G/A with the SEC on May 14, 2025.
(3)	Based solely on information filed in a Schedule 13G/A with the SEC on November 12, 2024.
(4)	Based upon information filed in a Schedule 13D/A with the SEC on September 24, 2024, and in a Form 4 filed with the SEC on March 31, 2025.
(5)	Based on information filed in a Schedule 13D/A with the SEC on August 13, 2024 and knowledge of subsequent nonmaterial share purchases.

SHAREHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR THE 2026 ANNUAL MEETING OF SHAREHOLDERS
If the reorganization is completed, the Company will be merged with and into the Bank and the Company will not have any future meetings of shareholders. However, if the reorganization is not completed, the Company would expect to hold an annual meeting of shareholders in 2026, referred to as the 2026 annual meeting. To be considered for inclusion in the Company’s proxy statement and form of proxy relating to the annual meeting of shareholders to be held in 2026, a shareholder proposal must be received by the Corporate Secretary of the Company, at 102 Duffy Avenue, Hicksville, NY 11801, no later than December 26, 2025. If such annual meeting is held on a date more than 30 days from June 4, 2026, a shareholder proposal must be received within a reasonable time before the Company begins to print and mail its proxy solicitation materials for such annual meeting. Any such proposal will be subject to the proxy rules adopted by the SEC. Any shareholder (or group of no more than 20 shareholders) meeting the Company’s continuous ownership requirements set forth in its bylaws who wishes to nominate a candidate or candidates for election for up to 20% of the Company’s board of directors and require the Company to include such nominee(s) in its 2026 proxy statement, must submit such nomination and request by no earlier than November 26, 2025 nor later than December 26, 2025. The nomination and supporting materials must also comply with the requirements set forth in the Company’s bylaws for inclusion of director nominees in the proxy statement. In addition to the requirements set above, to comply with the universal proxy rules for the Company’s 2026 annual meeting of shareholders, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 5, 2026.
If the reorganization is completed within the expected time period and the Bank holds a 2026 annual meeting of shareholders, the Bank’s bylaws contain different advance notice requirements than those of the Company. To be timely, a stockholders notice must be delivered to the principal executive offices of the Bank not less than 120 nor more than 150 days prior to the first anniversary of the date of the preceding year’s proxy statement; provided, however, that in the event that the date of the annual meeting is more than 30 days before or after the first anniversary of the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not later than the close of business on the later of the 120th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. The notice must contain specified information, as set forth in the Bank’s bylaws. Any shareholder (or group of no more than 20 shareholders) meeting the Bank’s continuous ownership requirements set forth in its bylaws who wishes to nominate a candidate or candidates for election for up to 20% of the Bank’s board of directors and require the Bank to include such nominee(s) in its 2026 proxy statement, must submit such nomination and request by no earlier than 150 calendar days and no later than 120 calendar days before the anniversary of the date that the Company mailed its proxy statement for the prior year’s annual meeting of shareholders. If the 2026 annual meeting is not scheduled to be held within a period that commences 30 days before such anniversary date and ends 30 days after such anniversary of the prior year’s meeting date, the nomination and request must be given by the later of the close of business on the date that is 120 days prior to the 2026 annual meeting date or the tenth day following the date that the 2026 annual meeting is first publicly announced or disclosed. The nomination and supporting materials must also comply with the requirements set forth in the Bank’s bylaws for inclusion of director nominees in the proxy statement.

HOUSEHOLDING OF PROXY STATEMENTS AND ANNUAL REPORTS
The SEC has adopted rules that permit companies to mail a single proxy statement and a single annual report to two or more shareholders sharing the same address. This practice is known as “householding.” Householding provides greater convenience to shareholders and saves the Company money by reducing excess printing costs. You may have been identified as living at the same address as another Company shareholder. If this is the case, and unless the Company receives contrary instructions from you, we will continue to “household” your proxy statement and annual report for the reasons stated above.
If you are a shareholder or a beneficial owner at a shared address to which a single copy of both the proxy statement and the annual report has been delivered, and you would like to receive your own copy of this proxy statement and the annual report, you may obtain them electronically from the Investor Relations portion of our website, www.flagstar.com, by selecting “SEC Documents”; by contacting the Investor Relations Department of the Company by phone (516-683-4420) or by e-mail (ir@flagstar.com); or by writing to the Investor Relations Department of the Company and indicating that you are a shareholder at a shared address and would like an additional copy of each document.
If you are a recordholder and would like to receive a separate proxy statement or annual report in the future, please contact Computershare, Inc. by phone at (866) 293-6077, by mail at P.O. Box 43078, Providence, RI 02940-3078, or online at www.computershare.com/investor. If you are a beneficial owner and would like to receive a separate proxy statement or annual report in the future, please contact your broker, bank, or other nominee.
If, on the other hand, you are a shareholder of record sharing an address, and are receiving multiple copies of this proxy statement or the annual report, please contact Computershare, Inc. at the number or addresses listed above so that all shareholders at the shared address can request that only a single copy of each document be mailed to your address in the future. If you are the beneficial owner, but not the recordholder, of Company shares, and you wish to receive only one copy of the proxy statement and annual report in the future, you will need to contact your broker, bank, or other nominee so that all shareholders at the shared address can request that only a single copy of each document be mailed to your address in the future.
Neither the Company nor the Bank has authorized anyone to give any information or make any representation about the reorganization or the parties thereto that is different from, or in addition to, that contained in this document or in any of the materials that have been incorporated into this document. Therefore, if anyone does give you information of this sort, you should not rely on it. If you are in a jurisdiction where offers to exchange or sell, or solicitations of offers to exchange or purchase, the securities offered by this document or the solicitation of proxies is unlawful, or if you are a person to whom it is unlawful to direct these types of activities, then the offer presented in this document does not extend to you. The information contained in this document speaks only as of the date of this document, regardless of the time of delivery of this proxy statement, unless the information specifically indicates that another date applies.
WE URGE YOU TO VOTE YOUR PROXY AT ONCE.

APPENDIX A: AGREEMENT AND PLAN OF MERGER BY AND BETWEEN FLAGSTAR FINANCIAL, INC., AND FLAGSTAR BANK, N.A.
AGREEMENT AND PLAN OF MERGER
OF
FLAGSTAR FINANCIAL, INC.
AND
FLAGSTAR BANK, N.A.
This Agreement and Plan of Merger (this “Agreement”), dated as of July 24, 2025, is adopted and made by and between FLAGSTAR FINANCIAL, INC., a Delaware corporation that will, prior to the Effective Time, convert into FLAGSTAR FINANCIAL, FEDERAL SAVINGS ASSOCIATION, an interim federal savings association chartered by the Office of the Comptroller of the Currency (the “Conversion”) (either Flagstar Financial, Inc. or Flagstar Financial, Federal Savings Association, as the case may be, is the “Company”), and FLAGSTAR BANK, NATIONAL ASSOCIATION, a banking association organized under the laws of the United States with its main office in Hicksville, New York (the “Bank”).
WITNESSETH:
WHEREAS, the respective Boards of Directors of the Company and the Bank have each adopted a resolution approving this Agreement, authorizing the execution hereof and recommending that this Agreement and the merger of the Company with and into the Bank (the “Merger”) contemplated hereby be submitted to the shareholders of the Company and the Bank, respectively, for approval;
WHEREAS, prior to the Effective Time, the Company intends to convert into Flagstar Financial, Federal Savings Association, an interim federal savings association chartered by the Office of the Comptroller of the Currency; and
WHEREAS, it is intended that each of the Conversion and the Merger for federal tax purposes qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”) and this Agreement will constitute a plan of reorganization for purposes of Sections 354 and 361 of the Code.
NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and subject to the terms and conditions of this Agreement, the parties hereto agree as follows:
ARTICLE I

Merger
1.1 Merger. Subject to the terms and conditions of this Agreement, effective as of the Effective Time (as defined below), the Company shall be merged with and into the Bank in accordance with the laws of the State of Texas with the effect provided in Tex. Fin. Code § 62.352 and the laws of the United States with the effect provided in 12 U.S.C. § 1828(c). At the Effective Time, the separate existence of the Company shall cease, and the Bank, as the surviving entity (sometimes hereinafter referred to as the “Surviving Entity”), shall continue as a national bank association governed by the laws of the United States.
1.2 Effective Time. The Merger shall become effective, and the effective time shall occur, upon the date and time set forth in the articles of merger and in the letter issued by the Office of the Comptroller of the Currency certifying the effectiveness of the Merger (such date and time being herein referred to as the “Effective Time”).
ARTICLE II

Charter, Bylaws, Etc.
2.1 Articles of Association. At the Effective Time, the articles of association of the Bank in effect immediately prior to the Effective Time shall be the articles of association of the Surviving Entity until thereafter amended in accordance with the applicable law.

2.2 Bylaws. At the Effective Time, the bylaws of the Bank in effect immediately prior to the Effective Time shall be the bylaws of the Surviving Entity until thereafter amended in accordance with applicable law.
2.3 Directors and Officers. At the Effective Time, the directors of the Bank immediately prior to the Effective Time will continue as the directors of the Surviving Entity and the officers of the Bank immediately prior to the Effective Time will continue as the officers of the Surviving Entity, in each case, until thereafter changed in accordance with the articles of association and bylaws of the Surviving Entity.
ARTICLE III

Conversion of Shares
3.1 Effect on Capital Stock. At the Effective Time, as a result of the Merger and without any action on the part of the holder of any shares of the capital stock of the Company, Bank or Surviving Entity:
(a) Outstanding Company Common Stock. Each share of common stock of the Company (“Company Common Stock”) issued and outstanding immediately prior to the Effective Time shall be canceled and converted into the right to receive one share of common stock of the Bank (“Bank Common Stock”). Any fraction of a share of Company Common Stock shall be converted into the right to receive the same fraction of a share of Bank Common Stock.
(b) Outstanding Company Preferred Stock. Each share of:
(i) Fixed-to-Floating Rate Series A Noncumulative Perpetual Preferred Stock of the Company (“Company Series A”) issued and outstanding immediately prior to the Effective Time shall be canceled and converted into the right to receive one share of Fixed-to-Floating Rate Series A Noncumulative Perpetual Preferred Stock of the Bank (“Bank Series A”);
(ii) Series B Noncumulative Convertible Preferred Stock (“Company Series B”) issued and outstanding immediately prior to the Effective Time shall be canceled and converted into the right to receive the number of shares of Bank Common Stock that would be receivable in the Merger by a holder of the number of shares of Company Common Stock into which such share of Company Series B was convertible immediately prior to the Merger; provided that, to the extent receipt of Bank Common Stock in the Merger would be prohibited by law or require the shareholder to obtain any consent, authorization, approval, license or permit of any governmental entity to acquire or hold such Bank Common Stock, then the portion of Company Series B that is prohibited or requires such action to acquire or hold shall instead convert into a substantially identical non-voting security (with commensurate voting powers and conversion rights as the Company Series B) of the Bank; and
(iii) Series D Non-Voting Common Equivalent Preferred Stock (“Company Series D” and together with Company Series A and Company Series B, the “Company Preferred Stock”) issued and outstanding immediately prior to the Effective Time shall be canceled and converted into the right to receive the number of shares of Bank Common Stock that would be receivable in the Merger by a holder of the number of shares of Company Common Stock into which such share of Company Series D was convertible immediately prior to the Merger; provided that, to the extent receipt of Bank Common Stock in the Merger would be prohibited by law or require the shareholder to obtain any consent, authorization, approval, license or permit of any governmental entity to acquire or hold such Bank Common Stock, then the shares of Company Series D that would result in the holder holding an amount of Bank Common Stock that would be prohibited or require consent, authorization, approval, license or permit of any governmental entity to acquire or hold shall instead convert into a substantially identical non-voting security (with commensurate voting powers and conversion rights as the Company Series D) of the Bank.
(c) Cancelation of Certificated Shares. Each holder of certificates that represent shares of Company Common Stock or Company Preferred Stock (collectively, “Company Capital Stock”) immediately prior to the Effective Time shall be entitled to receive new certificates evidencing shares of Bank Common Stock or Bank preferred stock (collectively, “Bank Capital Stock”) as provided for in Section 3.1(a) or 3.1(b), as applicable, or an equivalent number of shares of Bank Capital Stock in book-entry form, as provided for in Section 3.1(a) or 3.1(b), as applicable, by complying with such reasonable and customary procedures as may be established by the Surviving Entity and/or its transfer agent to effectuate the intent and purposes.

(d) Effect on Bank Capital Stock. Each share of Bank Capital Stock issued and outstanding immediately prior to the Effective Time shall be automatically cancelled and shall cease to exist, and no consideration shall be delivered in exchange therefor. The Bank Capital Stock issued in the Merger to the holders of Company Capital Stock immediately prior to the Merger shall be the only Bank Capital Stock outstanding as of the Effective Time.
(e) Company Warrants.
(i) At the Effective Time, as a result of the Merger and without any action on the part of the holder thereof, each warrant to purchase Company Series D (the “Company Series D Warrants”) will cease to represent a warrant to purchase Company Series D and will be converted automatically into a warrant to purchase the number of shares of Bank Common Stock that a holder of the number of shares of Company Series D to which the particular Company Series D Warrant relates immediately prior to the Merger would be entitled to receive in the Merger;
(ii) At the Effective Time, as a result of the Merger and without any action on the part of the holder thereof, each warrant to purchase Company Common Stock (the “Company Common Stock Warrants”) forming part of a unit of the Company’s outstanding Bifurcated Option Note Unit SecuritiESSM (the “BONUSES Units”) will cease to represent a warrant to purchase Company Common Stock and will be converted automatically into a warrant to purchase Bank Common Stock.
3.2 Company Equity Awards and other Company Benefit Plans.
(a) Each of the Company and the Bank shall take all actions as may be necessary so that at the Effective Time, each Company Equity Award shall automatically be converted into an equity award covering that number of shares of Bank Common Stock equal to the number of shares of Company Common Stock subject to such Company Equity Award.
(b) At the Effective Time, by operation of this Agreement and by reason of the Merger becoming effective, the Company shall assign to the Bank, and the Bank, as the Surviving Entity, shall assume and agree to honor, perform and discharge, all obligations of the Company pursuant to the Company Equity Plans (inclusive of the Company Equity Awards as converted in accordance with Section 3.2(a)) and the Company Benefit Plans. Each Company Equity Award and each obligation under a Company Benefit Plan so assumed by the Bank pursuant to this Agreement will continue to have, and be subject to, the same terms and conditions (including vesting, exercisable, forfeiture and settlement terms) as set forth in the applicable Company Equity Plan or Company Benefit Plan, respectively, and any grant, award or similar agreements thereunder as in effect immediately prior to the Effective Time.
(c) At the Effective Time, the Company Equity Plans and the Company Benefit Plans and in each case, any grant, award or similar agreements evidencing awards, rights or obligations thereunder shall each automatically be deemed to be amended as necessary to provide that references to the Company in such agreements shall be read to refer to the Bank. The Company and the Bank agree that they will, at or promptly following the Effective Time, execute, acknowledge and deliver any and all instruments, agreements or documents necessary or desirable to effect or memorialize the assignments and assumptions contemplated by this Section 3.2.
(d) Definitions. For purposes of this Section 3.2, the following terms shall have the meanings provided below:
(i) “Company Benefit Plans” means all compensation, retirement, benefit, incentive or other similar plans, programs, policies, practices, agreements, contracts, arrangements or other obligations, whether or not in writing, including those providing for bonuses, severance or separation, tax-qualified and non-qualified retirement, supplemental retirement, profit sharing, health and welfare, deferred compensation, cash balance, insurance, vacation, fringe or other benefits or remuneration of any kind and any employment, consulting, severance, termination, indemnification, retirement, change in control or similar agreements, in each case, which is sponsored or maintained by, or required to be contributed to, or with respect to which any potential liability is borne by the Company with respect to any of its current or former directors, officers, employees or other service providers, excluding any Company Equity Plan.

(ii) “Company Equity Awards” means all awards of stock options, restricted stock, restricted stock units, performance-based stock units, deferred units, stock appreciation rights and phantom units, any other equity or equity-based awards and any right of any kind to acquire or receive shares of Company Common Stock or benefits measured by the value of shares of Company Common Stock, in each case, issued under the Company Equity Plans and outstanding at the Effective Time.
(iii) “Company Equity Plans” means all equity incentive compensation plans of the Company and any of its predecessors that provide for the purchase, grant or issuance of shares of Company Common Stock or awards convertible into, exchangeable for or denominated in shares of Company Common Stock, which are effective at the Effective Time, including the Queens County Savings Bank Directors’ Deferred Fee Stock Unit Plan, the Flagstar Bancorp, Inc. 2016 Stock Award and Incentive Plan, the New York Community Bancorp, Inc. Management Incentive Compensation Plan, the New York Community Bancorp, Inc. 2012 Stock Incentive Plan, and the New York Community Bancorp, Inc. 2020 Omnibus Incentive Plan.
ARTICLE IV

Conditions to the Merger
4.1 Conditions to the Merger. The respective obligations of each of the Company and the Bank to consummate the Merger are subject to the fulfillment, or written waiver by the other party entitled to satisfaction thereof prior to the Effective Time, of each of the following conditions:
(a) This Agreement and the Conversion shall have been approved by holders of Company Common Stock constituting a majority of all votes entitled to be cast on such matter at a shareholder meeting duly called and held for such purpose and shall have been ratified and confirmed by the sole shareholder of the Bank, in each case, in accordance with applicable law and the certificate of incorporation and articles of association, respectively, and the bylaws of each such entity.
(b) The Bank shall have caused the shares of Bank Common Stock and Bank Series A issued in the Merger and the BONUSES Units to be authorized for listing on the NYSE, subject to official notice of issuance.
(c) All approvals and authorizations of, filings and registrations with, and notifications to, all governmental authorities required for the consummation of the Merger shall have been obtained or made by the Company and the Bank, and shall be in full force and effect and all waiting periods required by law shall have expired.
(d) The Conversion shall have been effectuated.
(e) No governmental authority of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, judgment, decree, injunction or other order (whether temporary, preliminary or permanent) that is in effect and prohibits consummation of the transactions contemplated by this Agreement.
(f) All third party consents and approvals required, or deemed by the Board of Directors of the Company advisable, to be obtained under any material note, bond, mortgage, deed of trust, security interest, indenture, law, regulation, lease, license, contract, agreement, plan, instrument or obligation to which the Company or any subsidiary or affiliate of the Company is a party, or by which the Company or any subsidiary or affiliate of the Company, or any property of the Company or any subsidiary or affiliate of the Company, may be bound, in connection with the Conversion and the Merger and the transactions contemplated thereby, shall have been obtained by the Company or its subsidiary or affiliate, as the case may be.
(g) The Board of Directors of the Company shall have received evidence in form and substance reasonably satisfactory to it that the Merger will qualify as a “reorganization” within the meaning of Section 368(a).

ARTICLE V

Covenants
5.1 Meeting of Company Shareholders. The Company shall take, in accordance with applicable laws of the State of Delaware and its certificate of incorporation and bylaws, all action necessary to convene a meeting of holders of Company Common Stock (the “Company Shareholders Meeting”) as promptly as practicable to consider and vote upon the approval of this Agreement.
5.2 Proxy Statement. For the purpose of holding the Company Shareholders Meeting, the Company shall draft and prepare, and the Bank shall cooperate in the preparation of, a proxy statement.
5.3 Notes. Upon the Effective Time, the Bank shall expressly assume, by one or more indenture supplements, executed and delivered to the applicable trustee, in form satisfactory to such trustee, the due and punctual payment on each of the 7.573% Fixed-to-Floating Rate Subordinated Notes due November 6, 2028 and the 4.125% Fixed-to-Floating Rate Subordinated Notes due November 1, 2030 (collectively, the “Notes”), issued pursuant to the applicable indentures and supplemental indentures and the performance or observance of every covenant of such indentures on the part of the Company to be performed or observed. In connection therewith, the Company and the Bank shall execute and deliver any documents required to make such assumptions effective and shall provide any opinion of counsel to the trustee thereof if requested.
5.4 Trust Preferred Securities. Upon the Effective Time, the Bank shall expressly assume, by one or more indenture supplements, executed and delivered to the applicable trustee, in form satisfactory to such trustee, the due and punctual payment on each of the junior subordinated debentures issued to New York Community Capital Trust V (BONUSES Units), New York Community Capital Trust X, PennFed Capital Trust III, New York Community Capital Trust XI, Flagstar Statutory Trust II, Flagstar Statutory Trust III, Flagstar Statutory Trust IV, Flagstar Statutory Trust V, Flagstar Statutory Trust VI, Flagstar Statutory Trust VII, Flagstar Statutory Trust VIII, Flagstar Statutory Trust IX, Flagstar Statutory Trust X (collectively, the “Debentures”), issued pursuant to the applicable indentures and supplemental indentures and the performance or observance of every covenant of such indentures on the part of the Company to be performed or observed. In connection therewith, the Company and the Bank shall execute and deliver any documents required to make such assumptions effective and shall provide any opinion of counsel to the trustee thereof if requested.
5.5 Stock Exchange Listing and Delisting. As soon as practicable after the date hereof, the Surviving Entity shall use its commercially reasonable efforts to cause the shares of Bank Common Stock and Bank Series A issued in the Merger, as well as the BONUSES Units, each to be approved for listing on the NYSE, subject to official notice of issuance. The Company shall use commercially reasonable efforts to take, or cause to be taken, all actions, and do or cause to be done all things, reasonably necessary, proper or advisable on its part under applicable laws and rules and policies of the NYSE to enable the delisting by the Surviving Entity of the Company Common Stock and Company Preferred Stock from the NYSE and the deregistration of such securities under the Securities Exchange Act of 1934 as soon as practicable following the Effective Time.
5.6 Other Actions. During the period from the date of this Agreement and continuing until the Effective Time, each of the parties hereto agrees to use all commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement.
5.7 Further Documents. If at any time the Surviving Entity shall consider or be advised that any further deeds, assignments, conveyances or assurances in law are necessary or desirable to vest, perfect or confirm of record in the Surviving Entity the title to any property or rights of the constituent entities, or otherwise to carry out the provisions hereof, the persons who were the proper officers and directors of the constituent entities immediately prior to the Effective Time (or their successors in office) shall execute and deliver any and all proper deeds, assignments, conveyances and assurances in law, and do all things necessary or desirable, to vest, perfect or confirm title to such property or rights in the Surviving Entity and otherwise to carry out the provisions hereof.
5.8 Tax Treatment. It is intended that for United States federal income tax purposes (i) each of the Conversion and the Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Code and (ii) this Agreement will constitute a plan of reorganization within the meaning of Treasury Regulation Section 1.368-2(g). Neither the Company nor the Bank will take any action inconsistent with the treatment of the Merger as a reorganization within the meaning of Section 368(a) of the Code.

ARTICLE VI

Termination
6.1 Termination. This Agreement may be terminated at any time prior to the Effective Time by an instrument executed by each of the parties hereto.
ARTICLE VII

Miscellaneous
7.1 Representations and Warranties. Each of the parties hereto represents and warrants that this Agreement has been duly authorized, executed and delivered by such party and constitutes the legal, valid and binding obligation of such party, enforceable against it in accordance with the terms hereof.
7.2 Entire Agreement. This Agreement (including the documents and instruments referred to herein and attached hereto) constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.
7.3 Counterparts. This Agreement may be executed in counterparts (including by facsimile or other electronic means), each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.
7.4 Severability. In the event that any one or more provisions of this Agreement shall for any reason be held invalid, illegal or unenforceable in any respect, by any court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement and the parties hereto shall use their reasonable efforts to substitute a valid, legal and enforceable provision which, insofar as practical, implements the purposes and intents of this Agreement.
7.5 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to choice of law principles, except to the extent that the federal laws of the United States shall be applicable hereto.
7.6 Assignment; Third-Party Beneficiaries. This Agreement shall not be assignable by operation of law or otherwise. Any purported assignment in contravention hereof shall be null and void. This Agreement (including the documents and instruments referred to in this Agreement) is not intended to and does not confer upon any person other than the parties hereto any rights or remedies under this Agreement.
7.7 Nonsurvival of Agreements. None of the agreements in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Effective Time or termination of this Agreement as provided in Article VI.
7.8 Amendment. This Agreement may not be amended, except by an instrument in writing signed on behalf of each of the parties hereto.
[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on their behalf by their respective officers thereunto duly authorized as of the day and year first written above.

FLAGSTAR FINANCIAL, INC.

By:	/s/ Joseph Otting
	Name:	Joseph Otting
	Title:	President & Chief Executive Officer

FLAGSTAR BANK, NATIONAL ASSOCIATION

By:	/s/ Joseph Otting
	Name:	Joseph Otting
	Title:	President & Chief Executive Officer

APPENDIX B: AMENDED AND RESTATED ARTICLES OF ASSOCIATION OF FLAGSTAR BANK, NATIONAL ASSOCIATION
AMENDED AND RESTATED
ARTICLES OF ASSOCIATION
OF
FLAGSTAR BANK, NATIONAL ASSOCIATION
FIRST. The title of this association shall be Flagstar Bank, National Association..
SECOND. The main office of the association shall be located in Hicksville in the County of Nassau and State of New York. The general business of the association shall be conducted at its main office and its branches.
THIRD. The board of directors of this association shall consist of not less than five nor more than twenty-five persons, unless the OCC has exempted the bank from the 25-member limit. The exact number is to be fixed and determined from time to time by resolution of a majority of the full board of directors or by resolution of a majority of the shareholders at any annual or special meeting thereof. Each director shall own common or preferred stock of the association or of a holding company owning the association, with either an aggregate par, fair market, or equity value of $1,000. Determination of these values may be based as of either (i) the date of purchase, or (ii) the date the person became a director, whichever value is greater. Any combination of common or preferred stock of the association or holding company may be used.
Any vacancy in the board of directors may be filled by the shareholders or by action of a majority of the remaining directors between meetings of shareholders.
The directors, other than those who may be elected by the holders of any class or series of preferred stock, shall be elected annually for terms of one year and will hold office until the next succeeding annual meeting of shareholders. Despite the expiration of a director’s term, the director shall continue to serve until his or her successor is elected and qualifies or until there is a decrease in the number of directors and his or her position is eliminated.
FOURTH. There shall be an annual meeting of the shareholders to elect directors and transact whatever other business may be brought before the meeting. It shall be held at the main office or any other convenient place the board of directors may designate, on the day of each year specified therefore in the bylaws or by the board. In the absence of such designation, the annual meeting of shareholders shall be held on the last Tuesday during the month of May of each year or, if that day falls on a legal holiday in the state in which the association is located, on the next following banking day. If no election is held on the day fixed or in the event of a legal holiday on the following banking day, an election may be held on any subsequent day within 60 days of the day fixed, to be designated by the board of directors, or, if the directors fail to fix the day, by shareholders representing two-thirds of the shares issued and outstanding. A national bank must mail shareholders notice of the time, place, and purpose of all shareholders’ meetings at least 10 days prior to the meeting by first class mail, unless the OCC determines that an emergency circumstance exists.
In all elections of directors, each holder of common stock shall have the right to vote, in person or by proxy, each share of common stock owned by the holder for as many persons as there are directorships to be voted. There will be no right of cumulative voting for the election of directors. On all other questions, each holder of common stock shall be entitled to one vote for each share of common stock owned.
A director may resign at any time by delivering written notice to the board of directors, its chairperson, or to the association, which resignation shall be effective when the notice is delivered unless the notice specifies a later effective date.
Subject to the rights of the holders of any series of preferred stock then outstanding, any director, or the entire board of directors, may be removed from office at any time, with or without cause, by the affirmative vote of the holders of a majority of shares then entitled to vote at an election of directors
FIFTH. The authorized amount of capital stock of this association shall be 916,666,666 shares of common stock of the par value of one cent ($0.01) each (the “Common Stock”); and 5,000,000 shares of preferred stock of the par value of one cent ($0.01) each (the “Preferred Stock”); but said capital stock may be increased or decreased from time to time, according to the provisions of the laws of the United States.

The board of directors is expressly vested with the authority to (i) approve the issuance of shares of Common Stock and determine the timing, manner or terms of such issuance and (ii) approve the repurchase of any shares of Common Stock, determine the timing, manner or terms of any such repurchase or establish the methodology for determining any such timing, manner or terms, including by means of one or more share repurchase programs or plans, and determine whether any such repurchased shares shall be held by the association as treasury shares or shall be retired and the consequences thereof.
The board of directors is authorized, subject to any limitations prescribed by law, to provide for the issuance of the shares of Preferred Stock in series. As to any series of Preferred Stock, the board of directors is authorized to determine the number of shares constituting such series, and to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of that series. The board of directors is expressly vested with the authority to determine, with respect to any class of Preferred Stock, the dividend rights (including rights as to cumulative, noncumulative or partially cumulative dividends) and preferences, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), redemption price or prices, and the liquidation preferences.
The board of directors is expressly vested with the authority to approve the repurchase or redemptions of shares of any class or series of Preferred Stock, and determine the timing, manner or terms of any such repurchase or redemption or establish the methodology for determining any such timing, manner or terms, including by means of one or more share repurchase programs or plans, and determine whether any such shares shall be held by the Association as treasury shares or shall be retired and the consequences thereof.
No holder of shares of the capital stock of any class of the association shall have any preemptive or preferential right of subscription to any shares of any class of stock of the association, whether now or hereafter authorized, or to any obligations convertible into stock of the association, issued, or sold, nor any right of subscription to any thereof other than such, if any, as the board of directors, in its discretion may from time to time determine and at such price as the board of directors may from time to time fix. Preemptive rights also must be approved by a vote of holders of two-thirds of the bank’s outstanding voting shares.
A. Series A Preferred Stock
1. Designation and Number, Issue Date. The series will be designated the “Fixed-to-Floating Rate Series A Noncumulative Perpetual Preferred Stock” (hereinafter called the “Series A Preferred Stock”) and will initially consist of 575,000 shares. The number of shares constituting the Series A Preferred Stock may be increased from time to time by resolution of the board of directors (or a duly authorized committee of the board of directors), without the vote or consent of the holders of the Series A Preferred Stock in accordance with law up to the maximum number of shares of Preferred Stock authorized to be issued under the Articles of Association of the association, as amended, less all shares at the time authorized of any other series of Preferred Stock. Shares of the Series A Preferred Stock will be dated the date of issue. If the number of shares constituting the Series A Preferred Stock is increased, such additional shares will be issued only if they are fungible with the initial 575,000 shares for tax purposes. Shares of the Series A Preferred Stock outstanding that are redeemed, purchased or otherwise acquired by the association shall, after such redemption, purchase or acquisition, be cancelled and shall revert to authorized but unissued shares of preferred stock undesignated as to series until such shares are once more designated as part of a particular series by the board of directors.
2. Definitions. As used in this Article Fifth, Section A with respect to the Series A Preferred Stock:
“Appropriate Federal Banking Agency” means the “appropriate federal banking agency” with respect to the association as defined in Section 3(q) of the Federal Deposit Insurance Act (12 U.S.C. § 1813(q)), or any successor provision.
“Articles of Association” means these Amended and Restated Articles of Association, as may be further amended from time to time.
“Board of Directors” means the board of directors of the association.
“Business Day” means each weekday on which banking institutions in New York, New York are not authorized or obligated by law, regulation or executive order to close.
“Bylaws” means the Amended and Restated Bylaws of the association, as may be amended from time to time.

“Calculation Agent” means, at any time, the person or entity appointed by the association and serving as such agent at such time.
“Common Stock” means the common stock, par value $0.01 per share, of the association.
“Dividend Parity Stock” has the meaning specified in Article Fifth, Section A.3(b).
“Dividend Payment Date” means (i) each March 17, June 17, September 17 and December 17, commencing June 17, 2017, to and including March 17, 2027 and (ii) each March 17, June 17, September 17 and December 17, commencing June 17, 2027; provided, however, that (x) if any such date on or before March 17, 2027 is not a Business Day, then such date shall nevertheless be a Dividend Payment Date but dividends on the Series A Preferred Stock, when, as and if declared, shall be paid on the next succeeding Business Day (without adjustment in the amount of the dividend per share of the Series A Preferred Stock), and (y) if any such date after March 17, 2027 is not a Business Day, then the next succeeding Business Day shall be the applicable Dividend Payment Date and dividends, when, as and if declared, shall be paid on such next succeeding Business Day. However, if the postponement would cause the day to fall in the next calendar month during a floating rate period, the dividend payment date will instead be brought forward to the immediately preceding business day. Each Dividend Payment Date “relates” to the Dividend Period most recently ending before such Dividend Payment Date, and vice versa (with the words “related” and “relating” of having correlative meanings).
“Dividend Period” means each period from and including a Dividend Payment Date (except that the initial Dividend Period shall commence on and include the Original Issue Date) and continuing to but not including the next succeeding Dividend Payment Date.
“Dividend Record Date” has the meaning specified in Article Fifth, Section A.3(a).
“Fixed Rate Period” means each Dividend Period relating to a Dividend Payment Date on or before March 17, 2027.
“Floating Rate Period” means each Dividend Period relating to a Dividend Payment Date after March 17, 2027.
“Junior Stock” means the Common Stock and any other class or series of stock of the association (other than the Series A Preferred Stock) that ranks junior to the Series A Preferred Stock either or both as to the payment of dividends and/or as to the distribution of assets on any liquidation, dissolution or winding up of the association.
“Liquidation Preference” has the meaning specified in Article Fifth, Section A.4(b).
“London Banking Day” means any day on which commercial banks are open for general business (including dealings in deposits in U.S. dollars) in London, England.
“Nonpayment Event” has the meaning specified in Article Fifth, Section A.6(b).
“Original Issue Date” means the first date on which any share of the Series A Preferred Stock is issued and outstanding.
“Preferred Stock” means any and all series of Preferred Stock, having a par value of $0.01 per share, of the association, including the Series A Preferred Stock.
“Preferred Stock Director” has the meaning specified in Article Fifth, Section A.6(b).
“Regulatory Capital Treatment Event” means the good faith determination by the association that, as a result of (i) any amendment to, or change in, the laws, rules or regulations of the United States (including, for the avoidance of doubt, any agency or instrumentality of the United States, including the Office of the Comptroller of the Currency and other federal bank regulatory agencies) or any political subdivision of or in the United States that is enacted or becomes effective after the initial issuance of any share of the Series A Preferred Stock, (ii) any proposed change in those laws, rules or regulations that is announced or becomes effective after the initial issuance of any share of the Series A Preferred Stock, or (iii) any official administrative decision or judicial decision or administrative action or other official pronouncement interpreting or applying those laws, rules or regulations or policies with respect thereto that is announced after the initial issuance of any share of the Series A Preferred Stock, there is more than an insubstantial risk that the association will not be entitled to treat the full liquidation preference amount of $1,000 per share of the Series A Preferred Stock then outstanding as

“tier 1 capital” (or its equivalent) for purposes of the capital adequacy rules of the Office of the comptroller of the Currency (or, as and if applicable, the capital adequacy rules or regulations of any successor Appropriate Federal Banking Agency) as then in effect and applicable, for so long as any share of the Series A Preferred Stock is outstanding.
“Series A Liquidation Amount” has the meaning specified in Article Fifth, Section A.4(a).
“Three-month Term SOFR” means, with respect to any Floating Rate Period, the CME Term SOFR Reference Rate published for the three-month tenor as administered by CME Group Benchmark Administration, Ltd. (or any successor administrator thereof), as that rate is published as of 11:00 A.M., London time, on the second London Banking Day immediately preceding the first day of such Floating Rate Period, plus a tenor spread adjustment of 0.26161 percent.
“Voting Preferred Stock” means, with regard to any election or removal of a Preferred Stock Director or any other matter as to which the holders of the Series A Preferred Stock are entitled to vote as specified in Article Fifth, Section A.6, any and all series of Preferred Stock (other than the Series A Preferred Stock) that rank equally with the Series A Preferred Stock as to the payment of dividends, whether bearing dividends on a non-cumulative or cumulative basis, and having voting rights equivalent to those described in Article Fifth, Section A.6(b).
3. Dividends.
(a) Rate. Holders of the Series A Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors (or a duly authorized committee of the Board of Directors), on each Dividend Payment Date, out of funds legally available therefor, non-cumulative cash dividends on the Series A Liquidation Amount of $1,000 per share of the Series A Preferred Stock at a rate per annum equal to (i) 6.375% on each Dividend Payment Date relating to a Fixed Rate Period (and for such Fixed Rate Period) and (ii) Three-month Term SOFR plus 382.1 basis points on each Dividend Payment Date relating to a Floating Rate Period (and for such Floating Rate Period). Such dividends shall be payable in arrear (as provided below in this Article Fifth, Section A.3(a)), but only when, as and if declared by the Board of Directors (or a duly authorized committee of the Board of Directors). Dividends on the Series A Preferred Stock shall not be cumulative; holders of the Series A Preferred Stock shall not be entitled to receive any dividends not declared by the Board of Directors (or a duly authorized committee of the Board of Directors) and no interest, or sum of money in lieu of interest, shall be payable in respect of any dividend not so declared.
Dividends on the Series A Preferred Stock shall not be declared or set aside for payment if and to the extent such dividends would cause the association to fail to comply with the capital adequacy rules of the Office of the Comptroller of the Currency (or, as and if applicable, the capital adequacy rules or regulations of any successor Appropriate Federal Banking Agency) applicable to the association.
Dividends that are payable on the Series A Preferred Stock on any Dividend Payment Date will be payable to holders of record of the Series A Preferred Stock as they appear on the stock register of the association on the applicable record date, which shall be the 15th calendar day before such Dividend Payment Date or such other record date fixed by the Board of Directors (or a duly authorized committee of the Board of Directors) that is not more than 60 nor less than 10 days prior to such Dividend Payment Date (each, a “Dividend Record Date”). Any such day that is a Dividend Record Date shall be a Dividend Record Date whether or not such day is a Business Day.
Dividends payable on the Series A Preferred Stock in respect of each Fixed Rate Period shall be computed by the Calculation Agent on the basis of a 360-day year consisting of twelve 30-day months, and dividends payable on the Series A Preferred Stock in respect of each Floating Rate Period shall be computed by the Calculation Agent by multiplying the per annum dividend rate in effect for that Floating Rate Period by a fraction, the numerator of which will be the actual number of days in that Floating Rate Period and the denominator of which will be 360, and multiplying the rate obtained by $1,000 to determine the dividend per share of the Series A Preferred Stock.

The Calculation Agent’s determination of any dividend rate, and its calculation of the amount of dividends for any Dividend Period, will be maintained on file at the association’s principal offices and will be available to any stockholder upon request and will be final and binding in the absence of manifest error.
The association may terminate the appointment of the Calculation Agent and may appoint a successor agent at any time and from time to time, provided that the association shall use its best efforts to ensure that there is, at all times during the Floating Rate Period, a person or entity appointed and serving as such agent. The Calculation Agent may be a person or entity affiliated with the association.
Holders of the Series A Preferred Stock shall not be entitled to any dividends, whether payable in cash, securities or other property, other than dividends (if any) declared and payable on the Series A Preferred Stock as specified in this Article Fifth, Section A.3 (subject to the other provisions of this Articles of Association).
(b) Priority of Dividends. So long as any share of the Series A Preferred Stock remains outstanding, no dividend shall be declared or paid on the Common Stock or any other shares of Junior Stock (other than (1) a dividend payable solely in Junior Stock or (2) any dividend in connection with the implementation of a shareholders’ rights plan or the redemption or repurchase of any rights under any such plan), unless (i) full dividends for the last preceding Dividend Period on all outstanding shares of the Series A Preferred Stock have been declared and paid (or declared and a sum sufficient for the payment thereof has been set aside) and (ii) the association is not in default on its obligation to redeem any shares of the Series A Preferred Stock that have been called for redemption. The association and its subsidiaries shall not purchase, redeem or otherwise acquire, directly or indirectly, for consideration any shares of Common Stock or other Junior Stock (other than (1) as a result of a reclassification of such Junior Stock for or into other Junior Stock, (2) the exchange or conversion of one share of such Junior Stock for or into another share of such Junior Stock, (3) through the use of the proceeds of a substantially contemporaneous sale of other shares of Junior Stock, (4) purchases, redemptions or other acquisitions of shares of Junior Stock in connection with any employment contract, benefit plan or other similar arrangement with or for the benefit of employees, officers, directors or consultants, (5) purchases of shares of Junior Stock pursuant to a contractually binding requirement to buy Junior Stock existing prior to the preceding Dividend Period, including under a contractually binding stock repurchase plan, or (6) the purchase of fractional interests in shares of Junior Stock pursuant to the conversion or exchange provisions of such securities or the security being converted or exchanged) nor shall the association pay or make available any monies for a sinking fund for the redemption of any shares of Common Stock or any other shares of Junior Stock during a Dividend Period, unless the full dividends for the most recently completed Dividend Period on all outstanding shares of the Series A Preferred Stock have been declared and paid (or declared and a sum sufficient for the payment thereof has been set aside). The foregoing provision shall not restrict the ability of the association or any other affiliate of the association to engage in any market-making transactions in Junior Stock in the ordinary course of business.
When dividends are not paid in full upon the shares of the Series A Preferred Stock and any other equity securities ranking on a parity with the Series A Preferred Stock as to payment of dividends (“Dividend Parity Stock”), all dividends paid or declared for payment on a dividend payment date with respect to the Series A Preferred Stock and the Dividend Parity Stock shall be shared based on the ratio between the then-current dividends due on shares of the Series A Preferred Stock and (i) in the case of any series of non-cumulative Dividend Parity Stock, the aggregate of the current and unpaid dividends due on such series of preferred stock and (ii) in the case of any series of cumulative Dividend Parity Stock, the aggregate of the current and accumulated and unpaid dividends due on such series of preferred stock.
Subject to the foregoing, such dividends (payable in cash, securities or other property) as may be determined by the Board of Directors (or a duly authorized committee of the Board of Directors) may be declared and paid on any securities, including Common Stock, any other Junior Stock and any Dividend Parity Stock, from time to time out of any funds legally available for such payment, and the Series A Preferred Stock shall not be entitled to participate in any such dividends.

4. Liquidation Rights
(a) Voluntary or Involuntary Liquidation. In the event of any liquidation, dissolution or winding up of the affairs of the association, whether voluntary or involuntary, holders of the Series A Preferred Stock shall be entitled to receive, out of the assets of the association or proceeds thereof (whether capital or surplus) available for distribution to stockholders of the association, and after satisfaction of all liabilities and obligations to creditors of the association and subject to the rights of any securities ranking senior to the Series A Preferred Stock, before any distribution of such assets or proceeds is made to or set aside for the holders of Common Stock and any other stock of the association ranking junior to the Series A Preferred Stock as to such distribution, in full an amount equal to $1,000 per share (the “Series A Liquidation Amount”), together with an amount equal to all dividends (if any) that have been declared but not paid prior to the date of payment of such distribution (but without any amount in respect of dividends that have not been declared prior to such payment date). After payment of the full amount of such liquidation distribution, the holders of the Series A Preferred Stock shall not be entitled to any further participation in any distribution of assets of the association.
(b) Partial Payment. If in any distribution described in Article Fifth, Section A.4(a) above the assets of the association or proceeds thereof are not sufficient to pay the Liquidation Preferences (as defined below) in full to all holders of the Series A Preferred Stock and all holders of any stock of the association ranking equally with the Series A Preferred Stock as to such distribution, the amounts paid to the holders of the Series A Preferred Stock and to the holders of all such other stock shall be paid pro rata in accordance with the respective aggregate Liquidation Preferences of the holders of the Series A Preferred Stock and the holders of all such other stock. In any such distribution, the “Liquidation Preference” of any holder of stock of the association shall mean the amount otherwise payable to such holder in such distribution (assuming no limitation on the assets of the association available for such distribution), including an amount equal to any declared but unpaid dividends (and, in the case of any holder of stock other than the Series A Preferred Stock and on which dividends accrue on a cumulative basis, an amount equal to any unpaid, accrued, cumulative dividends, whether or not declared, as applicable).
(c) Residual Distributions. If the Liquidation Preference has been paid in full to all holders of the Series A Preferred Stock and any other stock of the association ranking equally with the Series A Preferred Stock as to distribution described in Article Fifth, Section A.4(a) above, the holders of other stock of the association shall be entitled to receive all remaining assets of the association (or proceeds thereof) according to their respective rights and preferences.
(d) Merger, Consolidation and Sale of Assets Not Liquidation. For purposes of this Article Fifth, Section A.4, the merger or consolidation of the association with any other association or other entity, including a merger or consolidation in which the holders of the Series A Preferred Stock receive cash, securities or other property for their shares, or the sale, lease or exchange (for cash, securities or other property) of all or substantially all of the assets of the association, shall not constitute a liquidation, dissolution or winding up of the association.
5. Redemption.
(a) Optional Redemption. The Series A Preferred Stock is perpetual and has no maturity date. The association may, at its option, redeem the shares of the Series A Preferred Stock (i) in whole or in part, from time to time, on any Dividend Payment Date on or after the Dividend Payment Date in March 2027, or (ii) in whole but not in part at any time within 90 days following a Regulatory Capital Treatment Event, in each case, at a cash redemption price equal to $1,000 per share, together (except as otherwise provided herein) with an amount equal to any dividends that have been declared but not paid prior to the redemption date (but with no amount in respect of any dividends that have not been declared prior to such date). The redemption price for any shares of the Series A Preferred Stock shall be payable on the redemption date to the holder of such shares against surrender of the certificate(s) evidencing such shares to the association or its agent, if the shares of the Series A Preferred Stock are issued in certificated form. Any declared but unpaid dividends payable on a redemption date that occurs subsequent to the Dividend Record Date for a Dividend Period shall not be paid to the holder entitled to receive the redemption price on the redemption date, but rather shall be paid to the holder of record of the redeemed shares on such Dividend Record Date relating to the Dividend Payment Date as provided in Article Fifth, Section A.3 above. Notwithstanding the foregoing, the association may not redeem shares of the Series A Preferred Stock without having received the prior approval of the Appropriate Federal Banking Agency if then required under capital rules applicable to the association.
(b) No Sinking Fund. The Series A Preferred Stock will not be subject to any mandatory redemption, sinking fund or other similar provisions. Holders of the Series A Preferred Stock will have no right to require redemption of any shares of the Series A Preferred Stock.
(c) Notice of Redemption. Notice of every redemption of shares of the Series A Preferred Stock shall be given by first class mail, postage prepaid, addressed to the holders of record of the shares to be redeemed at their respective last addresses appearing on the books of the association. Such mailing shall be at least 30 days and not more than 60 days before the date fixed for redemption. Any notice mailed as provided in this Subsection shall be conclusively presumed to have been duly given, whether or not the holder receives such notice, but failure duly to give such notice by mail, or any defect in such notice or in the mailing thereof, to any holder of shares of the Series A Preferred Stock designated for redemption shall not affect the validity of the proceedings for the redemption of any other shares of the Series A Preferred Stock. Notwithstanding the foregoing, if the Series A Preferred Stock or any depositary shares representing interests in the Series A Preferred Stock are issued in book-entry form through The Depository Trust Company or any other similar facility, notice of redemption may be given to the holders of the Series A Preferred Stock at such time and in any manner permitted by such facility. Each such notice given to a holder shall state: (1) the redemption date; (2) the number of shares of the Series A Preferred Stock to be redeemed and, if less than all the shares held by such holder are to be redeemed, the number of such shares to be redeemed from such holder; (3) the redemption price or the manner of its calculation; and (4) if the shares of the Series A Preferred Stock are issued in certificated form, the place or places where certificates for such shares are to be surrendered for payment of the redemption price.
(d) Partial Redemption. In case of any redemption of only part of the shares of the Series A Preferred Stock at the time outstanding, the shares to be redeemed shall be selected by the association either pro rata or by lot or in such other manner as the association may determine to be fair and equitable. Subject to the provisions hereof, the association shall have full power and authority to prescribe the terms and conditions upon which shares of the Series A Preferred Stock shall be redeemed from time to time. If fewer than all the shares represented by any certificate (if the shares of the Series A Preferred Stock are issued in certificated form) are redeemed, a new certificate shall be issued representing the unredeemed shares without charge to the holder thereof.
(e) Effectiveness of Redemption. If notice of redemption has been duly given and if, on or before the redemption date specified in the notice, all funds necessary for the redemption have been set aside by the association, separate and apart from its other funds, in trust for the pro rata benefit of the holders of the shares called for redemption, so as to be and continue to be available therefor, then, notwithstanding that any certificate for any share so called for redemption has not been surrendered for cancellation in the case that the shares of the Series A Preferred Stock are issued in certificated form, on and after the redemption date dividends shall cease to accrue on all shares so called for redemption, all shares so called for redemption shall no longer be deemed outstanding and all rights with respect to such shares shall forthwith on such redemption date cease and terminate, except only the right of the holders thereof to receive the amount payable on such redemption, without interest. Any funds unclaimed at the end of two years from the redemption date, to the extent permitted by law, shall be released to the association, after which time the holders of the shares so called for redemption shall look only to the association for payment of the redemption price of such shares.
6. Voting Rights.
(a) General. The holders of the Series A Preferred Stock shall not have any voting rights except as set forth below or as otherwise from time to time required by applicable law.
(b) Right To Elect Two Directors Upon Nonpayment Events. If and whenever the dividends on the Series A Preferred Stock and any other class or series of Voting Preferred Stock have not been declared and paid in an aggregate amount (i) in the case of the Series A Preferred Stock and any other class or series of

Voting Preferred Stock bearing non-cumulative dividends, in full for at least three semi-annual or six quarterly dividend periods or their equivalent (whether or not consecutive) or (ii) in the case of any class or series of Voting Preferred Stock bearing cumulative dividends, in an aggregate amount equal to full dividends for at least three semi-annual or six quarterly dividend periods or their equivalent (whether or not consecutive) (a “Nonpayment Event”), the number of directors then constituting the Board of Directors shall automatically be increased by two and the holders of the Series A Preferred Stock, together with the holders of any outstanding shares of Voting Preferred Stock, voting together as a single class, shall be entitled to elect the two additional directors (the “Preferred Stock Directors”), provided that it shall be a qualification for election for any such Preferred Stock Director that the election of such director shall not cause the association to violate the corporate governance requirement of the New York Stock Exchange (or any other securities exchange or other trading facility on which securities of the association may then be listed or traded) that listed or traded companies must have a majority of independent directors and provided further that the Board of Directors shall at no time include more than two Preferred Stock Directors (including, for purposes of this limitation, all directors that the holders of any series of Voting Preferred Stock are entitled to elect pursuant to like voting rights).
In the event that the holders of the Series A Preferred Stock and such other holders of Voting Preferred Stock shall be entitled to vote for the election of the Preferred Stock Directors following a Nonpayment Event, such directors shall be initially elected following such Nonpayment Event only at a special meeting called at the request of the holders of record of at least 20% of the Series A Preferred Stock and each other series of Voting Preferred Stock then outstanding (unless such request for a special meeting is received less than 90 days before the date fixed for the next annual or special meeting of the stockholders of the association, in which event such election shall be held only at such next annual or special meeting of stockholders), and at each subsequent annual meeting of stockholders of the association. Such request to call a special meeting for the initial election of the Preferred Stock Directors after a Nonpayment Event shall be made by written notice, signed by the requisite holders of the Series A Preferred Stock or Voting Preferred Stock, and delivered to the Secretary of the association in such manner as provided for in Article Fifth, Section A.8 below, or as may otherwise be required by applicable law. If the Secretary of the association fails to call a special meeting for the election of the Preferred Stock Directors within 20 days of receiving proper notice, any holder of the Series A Preferred Stock may call such a meeting at the association’s expense solely for the election of the Preferred Stock Directors, and for this purpose only such Series A Preferred Stock holder shall have access to the association’s stock ledger.
When dividends have been paid in full on the Series A Preferred Stock and any and all series of non-cumulative Voting Preferred Stock (other than the Series A Preferred Stock) for Dividend Periods, whether or not consecutive, equivalent to at least one year after a Nonpayment Event and all dividends on any cumulative Voting Preferred Stock have been paid in full, then the right of the holders of the Series A Preferred Stock to elect the Preferred Stock Directors shall cease (but subject always to revesting of such voting rights in the case of any future Nonpayment Event), and, if and when any rights of holders of the Series A Preferred Stock and Voting Preferred Stock to elect the Preferred Stock Directors shall have ceased, the terms of office of all the Preferred Stock Directors shall forthwith terminate and the number of directors constituting the Board of Directors shall automatically be reduced accordingly.
Any Preferred Stock Director may be removed at any time without cause by the holders of record of a majority of the outstanding shares of the Series A Preferred Stock and Voting Preferred Stock, when they have the voting rights described above (voting together as a single class). The Preferred Stock Directors elected at any such special meeting shall hold office until the next annual meeting of the stockholders if such office shall not have previously terminated as set forth in the preceding paragraph. In case any vacancy shall occur among the Preferred Stock Directors, a successor shall be elected by the Board of Directors to serve until the next annual meeting of the stockholders upon the nomination of the then remaining Preferred Stock Director or, if no Preferred Stock Director remains in office, by the vote of the holders of record of a majority of the outstanding shares of the Series A Preferred Stock and such Voting Preferred Stock for which dividends have not been paid, voting as a single class. The Preferred Stock Directors shall each be entitled to one vote per director on any matter that shall come before the Board of Directors for a vote.

(c) Other Voting Rights. So long as any shares of the Series A Preferred Stock are outstanding, in addition to any other vote or consent of stockholders required by law or by the Articles of Association, the vote or consent of the holders of at least two-thirds of the shares of the Series A Preferred Stock at the time outstanding and entitled to vote thereon, voting separately as a single class, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, shall be necessary for effecting or validating:
(1) Authorization of Senior Stock. Any amendment, alteration or repeal of any provision of the Articles of Association or Bylaws to authorize or create, or increase the authorized amount of, any shares of any class or series of capital stock of the association ranking senior to the Series A Preferred Stock with respect to either the payment of dividends or the distribution of assets on any liquidation, dissolution or winding up of the association;
(2) Amendment of the Series A Preferred Stock. Any amendment, alteration or repeal of any provision of the Articles of Association or Bylaws so as to materially and adversely affect the special rights, preferences, privileges or voting powers of the Series A Preferred Stock (taken as a whole); provided, however, that any amendment of the Articles of Association to authorize or create or to increase the authorized amount of any Junior Stock or any class or series or any securities convertible into shares of any class or series of Dividend Parity Stock or other series of Preferred Stock ranking equally with the Series A Preferred Stock with respect to the distribution of assets upon liquidation, dissolution or winding up of the association will not be deemed to materially and adversely affect the rights, preferences, privileges or voting powers of the Series A Preferred Stock; or
(3) Share Exchanges, Reclassifications, Mergers and Consolidations. Any consummation of a binding share exchange or reclassification involving the Series A Preferred Stock, or of a merger or consolidation of the association with another corporation, or any merger or consolidation of the association with or into any entity other than a corporation unless in each case (x) the shares of the Series A Preferred Stock remain outstanding or, in the case of any such merger or consolidation with respect to which the association is not the surviving or resulting corporation, are converted into or exchanged for preference securities of the surviving or resulting corporation or a corporation controlling such corporation, and (y) such shares remaining outstanding or such preference securities, as the case may be, have such rights, preferences, privileges and voting powers, and limitations and restrictions thereof, as would not require a vote of the holders of the Preferred Stock pursuant to clauses (i) or (ii) above if such change were effected by an amendment of the Articles of Association.
If any amendment, alteration, repeal, share exchange, reclassification, merger or consolidation specified in this Article Fifth, Section A.6(c) would adversely affect the Series A Preferred Stock and one or more but not all other series of Preferred Stock, then only the Series A Preferred Stock and such series of Preferred Stock as are adversely affected by and entitled to vote on the matter shall vote on the matter together as a single class in proportion to their respective stated liquidation amounts (in lieu of all other series of Preferred Stock).
(d) Changes for Clarification. Without the consent of the holders of the Series A Preferred Stock, so long as such action does not adversely affect the rights, preferences, privileges and voting powers, and limitations and restrictions thereof, of the Series A Preferred Stock, the association may amend, alter, supplement or repeal any terms of the Series A Preferred Stock:
(1) to cure any ambiguity, or to cure, correct or supplement any provision contained in this Article Fifth, Section A that may be defective or inconsistent; or
(2) to make any provision with respect to matters or questions arising with respect to the Series A Preferred Stock that is not inconsistent with the provisions of this Article Fifth, Section A.
(e) Changes after Provision for Redemption. No vote or consent of the holders of the Series A Preferred Stock shall be required pursuant to Article Fifth, Section A.6(b) or (c) above if, at or prior to the time when any such vote or consent would otherwise be required pursuant to such Section, all outstanding shares of the Series A Preferred Stock shall have been redeemed, or shall have been called for redemption upon proper notice and sufficient funds shall have been set aside for such redemption, in each case pursuant to Article Fifth, Section A.5 above.
(f) Procedures for Voting and Consents. The rules and procedures for calling and conducting any meeting of the holders of the Series A Preferred Stock (including, without limitation, the fixing of a record date in connection therewith), the solicitation and use of proxies at such a meeting, the obtaining of written consents and any other aspect or matter with regard to such a meeting or such consents shall be governed by any rules the Board of Directors, in its discretion, may adopt from time to time, which rules and procedures shall conform to the requirements of the Articles of Association, the Bylaws, applicable law and any national securities exchange or other trading facility on which the Series A Preferred Stock is listed or traded at the time. Whether the vote or consent of the holders of a plurality, majority or other portion of the shares of the Series A Preferred Stock and any Voting Preferred Stock has been cast or given on any matter on which the holders of shares of the Series A Preferred Stock are entitled to vote shall be determined by the association by reference to the specified liquidation amounts of the shares voted or covered by the consent.
For purposes of determining the voting rights of the holders of shares of the Series A Preferred Stock under this Article Fifth, Section A.6, each holder will be entitled to one vote for each $1,000 of the Series A Liquidation Amount to which his or her shares are entitled. Holders of shares of the Series A Preferred Stock will be entitled to one vote for each such share of the Series A Preferred Stock held by them.
7. Record Holders. To the fullest extent permitted by applicable law, the association and the transfer agent for the Series A Preferred Stock may deem and treat the record holder of any share of the Series A Preferred Stock as the true and lawful owner thereof for all purposes, and neither the association nor such transfer agent shall be affected by any notice to the contrary.
8. Notices. All notices or communications in respect of the Series A Preferred Stock shall be sufficiently given if given in writing and delivered in person or by first class mail, postage prepaid, or if given in such other manner as may be permitted in this Article Fifth, Section A, otherwise in the Articles of Association or Bylaws or by applicable law. Notwithstanding the foregoing, if the shares of Series A Preferred Stock are issued in book entry form through The Depository Trust Company (“DTC”), such notices may be given to the holders of the Series A Preferred Stock in any matter permissible by the DTC.
9. No Preemptive Rights. No share of the Series A Preferred Stock shall have any rights of preemption whatsoever as to any securities of the association, or any warrants, rights or options issued or granted with respect thereto, regardless of how such securities, or such warrants, rights or options, may be designated, issued or granted.
10. Other Rights. The shares of the Series A Preferred Stock shall not have any voting powers, preferences or relative, participating, optional or other special rights, or qualifications, limitations or restrictions thereof, other than as set forth herein or as provided by applicable law.
11. Certificates. The association may at its option issue shares of the Series A Preferred Stock without certificates.
B. Series B Preferred Stock
1. Designation and Amount. A series of Preferred Stock designated as the “Series B Noncumulative Convertible Preferred Stock” (“Series B Preferred Stock”) is hereby established. The total number of authorized shares of Series B Preferred Stock shall be 267,062.
2. Definitions. As used in this Article Fifth, Section B with respect to the Series B Preferred Stock, the following terms shall have the following meanings, unless the context otherwise requires:
“Adjustment Event” has the meaning specified in Article Fifth, Section B.7(a).

“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such specified Person (as used in this definition, the term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through ownership of voting securities, by contract or otherwise).
“Applicable Conversion Rate” means, for each share of Series B Preferred Stock, the number of shares of Common Stock equal to the product of (a) one thousand (1,000) multiplied by (b) the quotient of (i) the Base Price divided by (ii) the then-applicable Conversion Price, subject to adjustment pursuant to Article Fifth, Section B.7 for any applicable event occurring subsequent to the initial determination of the Applicable Conversion Rate.
“Articles of Association” means these Articles of Association, as may be further amended from time to time.
“Base Price” means $2.00.
“BHC Act” means the Bank Holding Company Act of 1956 (as amended) and its implementing regulations.
“Board” means the Board of Directors of the association.
“Business Day” means any day, other than a Saturday, Sunday or other day on which banking institutions in the city of New York, New York are required or authorized by Law to be closed.
“Class of Voting Security” shall be interpreted in a manner consistent with how “class of voting shares” is defined in 12 C.F.R. Section 225.2(q)(3) or any successor provision.
“Closing” has the meaning set forth in the Investment Agreement.
“Closing Date” means the date that any shares of Series B Preferred Stock are first issued.
“Closing Price” of the Common Stock (or other relevant capital stock or equity interest) on any date of determination means the closing sale price or, if no closing sale price is reported, the last reported sale price of the shares of the Common Stock (or other relevant capital stock or equity interest) on the NYSE on such date. If the Common Stock (or other relevant capital stock or equity interest) is not traded on the NYSE on any date of determination, the Closing Price of the Common Stock (or other relevant capital stock or equity interest) on such date of determination means the closing sale price as reported in the composite transactions for the principal U.S. national or regional securities exchange on which the Common Stock (or other relevant capital stock or equity interest) is so listed or quoted, or, if no closing sale price is reported, the last reported sale price on the principal U.S. national or regional securities exchange on which the Common Stock (or other relevant capital stock or equity interest) is so listed or quoted, or if the Common Stock (or other relevant capital stock or equity interest) is not so listed or quoted on a U.S. national or regional securities exchange, the last quoted bid price for the Common Stock (or other relevant capital stock or equity interest) in the over-the-counter market as reported by OTC Markets Group Inc. or a similar organization, or, if that bid price is not available, the market price of the Common Stock (or other relevant capital stock or equity interest) on that date as determined by a nationally recognized independent investment banking firm retained by the association for this purpose.
For purposes of this Article Fifth, Section B, all references herein to the “Closing Price” and “last reported sale price” of the Common Stock (or other relevant capital stock or equity interest) on the NYSE shall be such closing sale price and last reported sale price as reflected on the website of the NYSE (http://www.nyse.com) and as reported by Bloomberg Professional service; provided that in the event that there is a discrepancy between the closing sale price or last reported sale price as reflected on the website of the NYSE and as reported by Bloomberg Professional service, the closing sale price and last reported sale price on the website of the NYSE shall govern.
“Common Stock” means the common stock, $0.01 par value per share, of the association authorized by the association on or after the date hereof.
“Conversion Date” means the date on which any shares of Series B Preferred Stock shall become convertible into any shares of Common Stock or Series C Preferred Stock, as applicable, pursuant to Article Fifth, Section B.3; provided, however, that if a Conversion Date would otherwise occur on or after an Ex-Date for an issuance, dividend or distribution that results in an adjustment of the Conversion Price pursuant to Article Fifth, Section B.7 and on or before the Record Date for such issuance, dividend or distribution, such Conversion Date shall instead occur on the first calendar day after the Record Date for such issuance, dividend or distribution.
“Conversion Price” means, for each share of Series B Preferred Stock, $6.00, as the same may be adjusted from time to time in accordance with the terms of this Article Fifth, Section B.
“Convertible Transfer” means a transfer by the Holder that is both (i) to a Person who is not an affiliate of the Holder for purposes of the BHC Act and (ii) (A) to the association; (B) in a widespread public distribution; (C) in which no transferee (or group of associated transferees) would receive 2% or more of the outstanding securities of any Class of Voting Securities of the association; or (D) to a purchaser that would control more than 50% of every Class of Voting Securities of the association without any transfer from the Holder.
“Current Market Price” means, on any date, the average of the daily Closing Price per share of the Common Stock or other securities on each of the five consecutive Trading Days preceding the earlier of the day before the date of the issuance, dividend or distribution in question and the day before the Ex-Date with respect to the issuance or distribution, giving rise to an adjustment to the Conversion Price pursuant to Article Fifth, Section B.7(c).
“DGCL” means the Delaware General Corporation Law, as amended from time to time.
“Exchange Property” means the NVCE Exchange Property.
“Ex-Date” means, when used with respect to any issuance, dividend or distribution giving rise to an adjustment to the Conversion Price pursuant to Article Fifth, Section B.7, the first date on which the applicable Common Stock or other securities trade without the right to receive the issuance, dividend or distribution.
“Government Entity” means any (a) federal, state, local, municipal, foreign or other government; (b) governmental entity of any nature (including any governmental agency, branch, department, official, committee or entity and any court or other tribunal), whether foreign or domestic; or (c) body exercising or entitled to exercise any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature, whether foreign or domestic, including any arbitral tribunal and self-regulatory organizations.
“Holder” means the Person in whose name any shares of Series B Preferred Stock are registered, which may be treated by the association as the absolute owner of such shares of Series B Preferred Stock for the purpose of making payment and settling conversion and for all other purposes.
“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended from time to time.
“HSR Amount” means, with respect to any conversion or exchange of Series B Preferred Stock hereunder held by a particular Holder, the sum of (a) the product of $2.73 and the aggregate number of shares of Common Stock purchased by the Holder at the Closing, plus (b) the product of $2.73 and the number of shares of Common Stock being issued to such Holder upon any such conversion of Series C Preferred Stock held by such Holder plus (c) the product of $2.73 and the number of shares of Common Stock issued upon any prior conversion of Series C Preferred Stock held by such Holder.
“HSR Approvals” means, with respect to the shares of Series B Preferred Stock of any Holder, the expiration or termination of any applicable waiting period (or extension thereof) under the HSR Act with respect to such Holder’s acquisition or ownership of Common Stock upon conversion or exchange of such shares of Series B Preferred Stock.
“HSR Threshold” means $119.5 million.
“Investment Agreement(s)” means the investment agreement(s), by and between Flagstar Financial, Inc., predecessor of the association, and the investor parties thereto, dated as of March 7, 2024 (as amended, supplemented or restated from time to time).
“Law” means, with respect to any Person, any legal, regulatory and administrative laws, statutes, rules, Orders and regulations applicable to such Person.

“Liens” means any and all liens, charges, security interests, options, claims, mortgages, pledges, proxies, voting trusts or agreements, obligations, understandings or arrangements, or other restrictions on title or transfer of any nature whatsoever.
“NVCE Exchange Property” has the meaning specified in Article Fifth, Section B.7(i)(2)(i).
“NYSE” means the New York Stock Exchange.
“Order” means any applicable order, injunction, judgment, decree, ruling, or writ of any Government Entity.
“Person” means an individual, corporation, partnership, limited partnership, limited liability company, syndicate, person (including a “person” as defined in Sections 13(d)(3) and 14(d) of the Exchange Act), trust, association or entity or government, political subdivision, agency or instrumentality of a government.
“Permanent Warrant” has the meaning set forth in the Investment Agreements.
“Preferred Stock” has the meaning set forth in the Articles of Association.
“Record Date” means, with respect to any dividend, distribution or other transaction or event in which the holders of the Common Stock have the right to receive any cash, securities or other property or in which the Common Stock is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of holders of the Common Stock entitled to receive such cash, securities or other property (whether such date is fixed by the Board or a duly authorized committee of the Board or by Law, contract or otherwise).
“Reorganization Event” has the meaning specified in Article Fifth, Section B.7(i)(3).
“Series A Preferred Stock” means the association’s Fixed-to-Floating Rate Series A Noncumulative Perpetual Preferred Stock, par value $0.01 per share.
“Series B NVCE Dividend Amount” has the meaning specified in Article Fifth, Section B.4(a).
“Series B Preferred Stock” has the meaning specified in Article Fifth, Section B.1.
“Series C Preferred Stock” means the Series C Noncumulative Convertible Preferred Stock, par value $0.01 per share, of the association, issued pursuant to the Investment Agreement(s).
“Series D NVCE Stock” means the Series D Non-Voting Common Equivalent Stock, par value $0.01 per share, of the association, issuable upon conversion of a Permanent Warrant.
“Subject Series B Share” means a share of Series B Preferred Stock that is automatically converted pursuant to Article Fifth, Section B.3(a).
“Trading Day” means a day on which the shares of Common Stock (i) are not suspended from trading on any national or regional securities exchange or association or over-the-counter market at the close of business; and (ii) have traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of the Common Stock.
3. Conversion.
(a) Conversion upon Convertible Transfer
(1) The shares of Series B Preferred Stock shall not be convertible into any other class of capital stock of the association, except in accordance with this Article Fifth, Section B.3. On the terms and in the manner set forth in this Article Fifth, Section B.3, upon the consummation of any Convertible Transfer of shares of Series B Preferred Stock, each outstanding share of Series B Preferred Stock subject to such Convertible Transfer (each, a “Subject Series B Share”) shall automatically convert into a number of shares of Common Stock equal to the Applicable Conversion Rate; provided that, if at that time of the Convertible Transfer, (A) the HSR Approvals are required for the conversion of the Subject Series B Shares into Common Stock and (B) the HSR Approvals have not yet been obtained, then (1) the maximum number of Subject Series B Shares that can convert into Common Stock without receipt of the HSR Approvals shall so convert into Common Stock based on the Applicable Conversion Rate and (2) each other Subject Series B Share shall automatically convert into one share of the Series C Preferred Stock.

(b) On the Conversion Date, the association shall effect the conversion of the Subject Series B Shares by delivering the shares of Common Stock or Series C Preferred Stock, as applicable, so converted pursuant to Article Fifth, Section B.3(a).
(c) The shares of Common Stock or Series C Preferred Stock, as applicable, issuable upon conversion of the Subject Series B Shares pursuant to Article Fifth, Section B.3(a) shall be allocated among the applicable Holders in such Convertible Transfer on a pro rata basis of the aggregate dollar amount invested by the Holders on the Closing Date; provided that such allocation shall be subject to any adjustment required to be made so as to not cause, in the event that HSR Approvals have not been obtained, any Holder’s HSR Amount to exceed the HSR Threshold.
(d) Prior to the close of business on any applicable Conversion Date, the shares of Common Stock or Series C Preferred Stock, as applicable, issuable upon conversion of any shares of Series B Preferred Stock pursuant to Article Fifth, Section B.3(a) shall not be deemed outstanding for any purpose, and the Holders shall have no rights with respect to the Common Stock and Series C Preferred Stock, as applicable (including voting rights, rights to respond to tender offers for the Common Stock or Series C Preferred Stock, as applicable, and rights to receive any dividends or other distributions on the Common Stock or Series C Preferred Stock, as applicable) by virtue of holding shares of Series B Preferred Stock, except as otherwise expressly set forth in this Article Fifth, Section B.
(e) Effective immediately prior to the close of business on any applicable Conversion Date, the rights of the Holders with respect to the shares of the Series B Preferred Stock so converted shall cease and the Persons entitled to receive shares of Common Stock or Series C Preferred Stock, as applicable, upon the conversion of such shares of Series B Preferred Stock shall be treated for all purposes as having become the record and beneficial owners of such shares of Common Stock or Series C Preferred Stock, as applicable. In the event that the Holders shall not by written notice to the association designate the name in which shares of Common Stock or Series C Preferred Stock, as applicable, and/or cash, securities or other property (including payments of cash in lieu of fractional shares) to be issued or paid upon conversion of shares of Series B Preferred Stock should be registered or paid or the manner in which such shares should be delivered, the association shall be entitled to register and deliver such shares, and make such payment, in the name of the Holders and in the manner shown on the records of the association.
(f) No fractional shares of Common Stock or Series C Preferred Stock, as applicable, shall be issued upon any conversion of shares of Series B Preferred Stock. If more than one share of Series B Preferred Stock shall be surrendered for conversion at any one time by the same Holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Series B Preferred Stock so surrendered. Instead of any fractional shares of Common Stock that would otherwise be issuable upon conversion of any Subject Series B Share, the association shall pay an amount in cash (rounded to the nearest cent) equal to the fractional share of Common Stock, that otherwise would be issuable hereunder, multiplied by the Closing Price of the Common Stock determined as of the second Trading Day immediately preceding the applicable Conversion Date, in the case of Common Stock.
(g) All shares of Common Stock or Series C Preferred Stock, as applicable, which may be issued upon conversion of the shares of Series B Preferred Stock will, upon issuance by the association, be duly authorized, validly issued, fully paid and non-assessable, free and clear of all Liens (other than transfer restrictions imposed under applicable securities Laws) and not issued in violation of any preemptive right or Law.
(h) Effective immediately prior to the Conversion Date, dividends or distributions shall no longer be declared on any Subject Series B Shares and such shares shall cease to be outstanding, in each case, subject to the rights of a Holder to receive any declared and unpaid dividends or distributions on such shares and any other payments to which they are otherwise entitled pursuant to Article Fifth, Section B.4 or Section B.7.

4. Dividend Rights.
(a) To (but excluding) the applicable Conversion Date, (i) the Holders shall be entitled to receive, when, as and if declared by the Board or any duly authorized committee of the Board (but only out of assets legally available therefor under the DGCL) all cash dividends or distributions (including regular quarterly dividends or distributions) declared and paid or made in respect of the shares of Common Stock, at the same time and on the same terms as holders of Common Stock, in an amount per share of Series B Preferred Stock equal to the product of (x) the Applicable Conversion Rate then in effect and (y) any per share dividend or distribution, as applicable, declared and paid or made in respect of each share of Common Stock (the “Series B NVCE Dividend Amount”), and (ii) the Board or any duly authorized committee thereof may not declare and pay any cash dividend or make any cash distribution in respect of Common Stock unless the Board or any duly authorized committee of the Board declares and pays to the Holders, at the same time and on the same terms as holders of Common Stock, the Series B NVCE Dividend Amount per share of Series B Preferred Stock. Notwithstanding any provision in this Article Fifth, Section B.5(a) to the contrary, no Holder of a share of Series B Preferred Stock shall be entitled to receive any dividend or distribution made with respect to the Common Stock where the Record Date for determination of holders of Common Stock entitled to receive such dividend or distribution occurs prior to the date of issuance of such share of Series B Preferred Stock. The foregoing shall not limit or modify the rights of any Holder to receive any dividend or other distribution pursuant to Article Fifth, Section B.7.
(b) Each dividend or distribution declared and paid pursuant to Article Fifth, Section B.5(a) will be payable to Holders of record of shares of Series B Preferred Stock as they appear in the records of the association at the close of business on the same day as the Record Date for the corresponding dividend or distribution to the holders of shares of Common Stock.
(c) Except as set forth in this Article Fifth, Section B, the association shall have no obligation to pay, and the holders of shares of Series B Preferred Stock shall have no right to receive, dividends or distributions at any time, including with respect to dividends or distributions with respect to Common Stock or any other class or series of authorized Preferred Stock. To the extent the association declares dividends or distributions on the Series B Preferred Stock and on any Common Stock and the Series D NVCE Stock, but does not make full payment of such declared dividends or distributions, the association will allocate the dividend payments on a pro rata basis among the holders of the shares of Series B Preferred Stock and the holders of any Common Stock and Series D NVCE Stock then outstanding. For purposes of calculating the allocation of partial dividend payments, the association will allocate dividend payments on a pro rata basis among the Holders and the holders of any Common Stock and Series D NVCE Stock so that the amount of dividends or distributions paid per share on the shares of Series B Preferred Stock and such Common Stock and Series D NVCE Stock shall in all cases bear to each other the same ratio that payable dividends or distributions per share on the shares of the Series B Preferred Stock and such Common Stock and Series D NVCE Stock (but without, in the case of any noncumulative Preferred Stock, accumulation of dividends or distributions for prior dividend periods) bear to each other. The foregoing right shall not be cumulative and shall not in any way create any claim or right in favor of Holders in the event that dividends or distributions have not been declared or paid in respect of any prior calendar quarter.
(d) No interest or sum of money in lieu of interest will be payable in respect of any dividend payment or payments on shares of Series B Preferred Stock that may be in arrears.
(e) Holders shall not be entitled to any dividends or distributions, whether payable in cash, securities or other property, other than dividends or distributions (if any) declared and payable on shares of Series B Preferred Stock as specified in this Article Fifth, Section B.
(f) Notwithstanding any provision in this Article Fifth, Section B to the contrary, Holders shall not be entitled to receive any dividends or distributions on any shares of Series B Preferred Stock on or after the applicable Conversion Date in respect of such shares of Series B Preferred Stock that have been converted as provided herein, except to the extent that any such dividends or distributions have been declared by the Board or any duly authorized committee of the Board and the Record Date for such dividend occurs prior to such applicable Conversion Date.

5. Voting.
(a) Notwithstanding any stated or statutory voting rights, except as set forth in Article Fifth, Section B.5(b), the Holders shall not be entitled to vote (in their capacity as Holders) on any matter submitted to a vote of the stockholders of the association.
(b) So long as any shares of Series B Preferred Stock are outstanding, the association shall not, without the written consent or affirmative vote, given in person or by proxy, at a meeting called for that purpose by holders of at least a majority of the outstanding shares of Series B Preferred Stock, voting as a single and separate class, amend, alter or repeal (including by merger, consolidation or otherwise, and whether in a single transaction or a series of related transactions, other than a Reorganization Event pursuant to which the Series B Preferred Stock is treated in accordance with Article Fifth, Section B.7(i)) any provision of the Articles of Association that would alter, modify or change the preferences, rights, privileges or powers of the Series B Preferred Stock so as to, or in a manner that would, significantly and adversely affect the preferences, rights, privileges or powers of the Series B Preferred Stock; provided, that any such amendment or alteration to any provision of the Articles of Association that alters, modifies or changes the preferences, rights, privileges or powers of a particular Holder so as to, or in a manner that would, significantly and adversely affect the preferences, rights, privileges or powers of such Holder in a manner disproportionate from any other Holder shall require the prior written consent of such significantly and adversely affected Holder; provided, further, that neither (x) any increase in the amount of the authorized or issued Series B Preferred Stock or any securities convertible into Series B Preferred Stock nor (y) the creation and issuance, or an increase in the authorized or issued amount, of any series of Preferred Stock, or any securities convertible into Preferred Stock, ranking equal with and/or junior to the Series B Preferred Stock with respect to the payment of dividends (whether such dividends are cumulative or non-cumulative) and/or the distribution of assets upon the association’s liquidation, dissolution or winding up, in either case, will, in and of itself, be deemed to significantly and adversely affect the preferences, rights, privileges or powers of the Series B Preferred Stock or any Holder and the Holders will have no right to vote their shares of Series B Preferred Stock or consent to such action solely by reason of such an increase, creation or issuance.
(c) Notwithstanding the foregoing, the association shall not, without the written consent or affirmative vote, given in person or by proxy, at a meeting called for that purpose by the unanimous consent of the holders of the outstanding shares of Series B Preferred Stock, amend, alter or repeal (including by merger, consolidation or otherwise, and whether in a single transaction or a series of related transactions, other than a Reorganization Event pursuant to which the Series B Preferred Stock is treated in accordance with Article Fifth, Section B.7(i)) the definitions of Applicable Conversion Rate, Base Price, Conversion Price, or Dividend Rate under this Article Fifth, Section B.
(d) Notwithstanding the foregoing, the Holders shall not have any voting rights set out in Article Fifth, Section B.6(b) if, at or prior to the effective time of the act with respect to which such vote would otherwise be required, all outstanding shares of Series B Preferred Stock shall have been converted into shares of Common Stock.
6. Rank; Liquidation.
(a) The Series B Preferred Stock shall, consistent with the requirements of 12 C.F.R. Section 3.20(b)(1) (or any successor regulation) with respect to common equity tier 1 capital, rank equally with, and have identical rights, preferences and privileges as, the Common Stock with respect to dividends or distributions (including regular quarterly dividends) declared by the Board and rights upon any liquidation, dissolution, winding up or similar proceeding of the association, as provided in the Articles of Association.
(b) For purposes of this Article Fifth, Section B.6, the sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the property and assets of the association shall not be deemed a voluntary or involuntary dissolution, liquidation or winding up of the affairs of the association, nor shall the merger, consolidation or any other business combination transaction of the association into or with any other corporation or Person or the merger, consolidation or any other business combination of any other corporation or Person into or with the association be deemed to be a voluntary or involuntary dissolution, liquidation or winding up of the affairs of the association.
7. Adjustments.
(a) The Conversion Price shall be subject to the adjustments described in this Article Fifth, Section B.7 (each such event set forth in clauses (b) through (j), an “Adjustment Event”).
(b) Stock Dividends and Distributions. If the association pays dividends or other distributions on the Common Stock in shares of Common Stock, then the Conversion Price will be adjusted by multiplying the Conversion Price in effect at 5:00 p.m., New York City time on the Trading Day immediately prior to the Ex-Date for such dividend or distribution by the following fraction:

OS0
OS1

Where,
OS0 = the number of shares of Common Stock outstanding immediately prior to Ex-Date for such dividend or distribution.
OS1= the sum of (x) the number of shares of Common Stock outstanding immediately prior to the Ex-Date for such dividend or distribution, plus (y) the total number of shares of Common Stock issued in such dividend or distribution.
The adjustment pursuant to this clause (b) shall become effective at 9:00 a.m., New York City time on the Ex-Date for such dividend or distribution. For the purposes of this clause (b), the number of shares of Common Stock at the time outstanding shall not include shares held in treasury by the association. If any dividend or distribution described in this clause (b) is declared but not so paid or made, the Conversion Price shall be readjusted, effective as of the date the Board publicly announces its decision not to make such dividend or distribution, to such Conversion Price that would be in effect if such dividend or distribution had not been declared.
(c) Subdivisions, Splits and Combinations of Common Stock. If the association subdivides, splits or combines the shares of Common Stock, then the Conversion Price will be adjusted by multiplying the Conversion Price in effect at 5:00 p.m., New York City time on the Trading Day immediately prior to the effective date of such share subdivision, split or combination by the following fraction:

OS0
OS1

Where,
OS0 = the number of shares of Common Stock outstanding immediately prior to the effective date of such share subdivision, split or combination.
OS1 = the number of shares of Common Stock outstanding immediately after the opening of business on the effective date of such share subdivision, split or combination.
The adjustment pursuant to this clause (c) shall become effective at 9:00 a.m., New York City time on the effective date of such subdivision, split or combination. For the purposes of this clause (c), the number of shares of Common Stock at the time outstanding shall not include shares held in treasury by the association. If any subdivision, split or combination described in this clause (c) is announced but the outstanding shares of Common Stock are not subdivided, split or combined, the Conversion Price shall be readjusted, effective as of the date the Board publicly announces its decision not to subdivide, split or combine the outstanding shares of Common Stock, to such Conversion Price that would be in effect if such subdivision, split or combination had not been announced.

(d) Issuance of Stock Purchase Rights. If the association issues to all or substantially all holders of the shares of Common Stock rights or warrants (other than rights or warrants issued pursuant to a dividend reinvestment plan or share purchase plan or other similar plans) entitling them, for a period of up to 45 days from the date of issuance of such rights or warrants, to subscribe for or purchase the shares of Common Stock at less than the Current Market Price on the date immediately preceding the Ex-Date for such issuance, then the Conversion Price will be adjusted by multiplying the Conversion Price in effect at 5:00 p.m., New York City time on the Trading Day immediately prior to the Ex-Date for such issuance by the following fraction:

OS0 + Y
OS0 + X

Where,
OS0= the number of shares of Common Stock outstanding immediately prior to the Ex-Date for such distribution.
X= the total number of shares of Common Stock issuable pursuant to such rights or warrants.
Y= the number of shares of Common Stock equal to the aggregate price payable to exercise such rights or warrants divided by the Current Market Price on the date immediately preceding the Ex-Date for the issuance of such rights or warrants.
Any adjustment pursuant to this Article Fifth, Section B.7(d) shall become effective immediately prior to 9:00 a.m., New York City time, on the Ex-Date for such issuance. For the purposes of this Article Fifth, Section B.7(d), the number of shares of Common Stock at the time outstanding shall not include shares held in treasury by the association. The association shall not issue any such rights or warrants in respect of shares of the Common Stock held in treasury by the association. In the event that such rights or warrants described in this Article Fifth, Section B.7(d) are not so issued, the Conversion Price shall be readjusted, effective as of the date the Board publicly announces its decision not to issue such rights or warrants, to the Conversion Price that would then be in effect if such issuance had not been declared. To the extent that such rights or warrants are not exercised prior to their expiration or shares of Common Stock are otherwise not delivered pursuant to such rights or warrants upon the exercise of such rights or warrants, the Conversion Price shall be readjusted to such Conversion Price that would then be in effect had the adjustment made upon the issuance of such rights or warrants been made on the basis of the delivery of only the number of shares of Common Stock actually delivered. In determining the aggregate offering price payable for such shares of Common Stock, there shall be taken into account any consideration received for such rights or warrants and the value of such consideration (if other than cash, to be reasonably determined by the Board).
(e) Debt or Asset Distributions. If the association distributes to all or substantially all holders of shares of Common Stock evidences of indebtedness, shares of capital stock, securities, cash or other assets (excluding any dividend or distribution referred to in clause (b) above, any dividend or distribution paid exclusively in cash, any consideration payable in connection with a tender or exchange offer made by the association or any of its subsidiaries, and any dividend of shares of capital stock of any class or series, or similar equity interests, of or relating to a subsidiary or other business unit in the case of certain spin-off transactions as described below), then the Conversion Price will be adjusted by multiplying the Conversion Price in effect at 5:00 p.m., New York City time on the Trading Day immediately prior to the Ex-Date for such distribution by the following fraction:

SP0 − FMV
SP0

Where,
SP0= the Current Market Price per share of Common Stock on such date.
FMV= the fair market value of the portion of the distribution applicable to one share of Common Stock on such date as reasonably determined by the Board; provided that, if “FMV” as set forth above is equal to or greater than “SP0” as set forth above, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder shall receive on the date on which such distribution is made to holders of Common Stock, for each share of Series B Preferred Stock, the amount of such distribution such Holder would have received had such holder owned a number of shares of Common Stock equal to the Applicable Conversion Rate on the Ex-Date for such distribution.
In a “spin-off”, where the association makes a distribution to all holders of shares of Common Stock consisting of capital stock of any class or series, or similar equity interests of, or relating to, a subsidiary or other business unit, if a Holder did not participate in such distribution with respect to such shares of Series B Preferred Stock as provided for in Article Fifth, Section B.4, the Conversion Price with respect to such share held by such Holder will be adjusted on the 15th Trading Day after the effective date of the distribution by multiplying such Conversion Price in effect immediately prior to such 15th Trading Day by the following fraction:

MP0
MP0 + MPs

Where,
MP0 = the average of the Closing Prices of the Common Stock over the first 10 Trading Days commencing on and including the fifth Trading Day following the effective date of such distribution.
MPs= the average of the Closing Prices of the capital stock or equity interests representing the portion of the distribution applicable to one share of Common Stock over the first 10 Trading Days commencing on and including the fifth Trading Day following the effective date of such distribution, or, if not traded on a national or regional securities exchange or over-the-counter market, the fair market value of the capital stock or equity interests representing the portion of the distribution applicable to one share of Common Stock on such date as reasonably determined by the Board.
Any adjustment pursuant to this clause (e) shall become effective immediately prior to 9:00 a.m., New York City time, on the Ex-Date for such distribution. In the event that such distribution described in this clause (e) is not so paid or made, the Conversion Price shall be readjusted, effective as of the date the Board publicly announces its decision not to pay or make such dividend or distribution, to the Conversion Price that would then be in effect if such dividend or distribution had not been declared.
(f) Cash Distributions. If the association makes a distribution consisting exclusively of cash to all holders of Common Stock, excluding (i) any cash dividend on the Common Stock to the extent a corresponding cash dividend is paid on the Series B Preferred Stock pursuant to Article Fifth, Section B.5(a), (ii) cash that is distributed in a Reorganization Event or as part of a “spin-off” referred to in clause (e) above, (iii) dividend or distribution in connection with the association’s liquidation, dissolution or winding-up, and (iv) consideration payable in connection with a tender or exchange offer made by the association or any of its subsidiaries, then in each event, the Conversion Price in effect immediately prior to the Ex-Date for such distribution will be multiplied by the following fraction:

SP0 − DIV
SP0

Where,
SP0= the Closing Price per share of Common Stock on the Trading Day immediately preceding the Ex-Date.
DIV= the amount per share of Common Stock of the cash distribution, as determined pursuant to the introduction to this clause (f).
In the event that any distribution described in this clause (f) is not so made, the Conversion Price shall be readjusted, effective as of the date the Board publicly announces its decision not to pay such distribution, to the Conversion Price which would then be in effect if such distribution had not been declared.

Notwithstanding the foregoing, if “DIV” as set forth above is equal to or greater than “SP0” as set forth above, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder shall have the right to receive on the date on which the relevant cash dividend or distribution is distributed to holders of Common Stock, for each share of Series B Preferred Stock, the amount of cash such Holder would have received had such holder owned a number of shares of Common Stock equal to the Applicable Conversion Rate on the Ex-Date for such distribution.
(g) Self-Tender Offers and Exchange Offers. If the association or any of its subsidiaries successfully completes a tender or exchange offer for the Common Stock where the cash and the value of any other consideration included in the payment per share of the Common Stock exceeds the Closing Price per share of the Common Stock on the Trading Day immediately succeeding the expiration of the tender or exchange offer, then the Conversion Price will be adjusted by multiplying the Conversion Price in effect at 5:00 p.m., New York City time prior to the commencement of the offer by the following fraction:

OS0 × SP0
AC + (SP0 × OS1)

Where,
SP0= the Closing Price per share of Common Stock on the Trading Day immediately succeeding the commencement of the tender or exchange offer.
OS0= the number of shares of Common Stock outstanding immediately prior to the expiration of the tender or exchange offer, including any shares validly tendered and not withdrawn.
OS1= the number of shares of Common Stock outstanding immediately after the expiration of the tender or exchange offer (after giving effect to such tender offer or exchange offer).
AC= the aggregate cash and fair market value of the other consideration payable in the tender or exchange offer, as reasonably determined by the Board.
Any adjustment made pursuant to this clause (g) shall become effective immediately prior to 9:00 a.m., New York City time, on the Trading Day immediately following the expiration of the tender or exchange offer. In the event that the association or one of its subsidiaries is obligated to purchase shares of Common Stock pursuant to any such tender offer or exchange offer, but the association or such subsidiary is permanently prevented by applicable law from effecting any such purchases, or all such purchases are rescinded, then the Conversion Price shall be readjusted to be such Conversion Price that would then be in effect if such tender offer or exchange offer had not been made.
(h) Rights Plans. To the extent that the association has a rights plan in effect with respect to the Common Stock on any Conversion Date, upon conversion of any shares of the Series B Preferred Stock, the Holders will receive, in addition to the shares of Common Stock, the rights under the rights plan, unless, prior to such Conversion Date, the rights have separated from the shares of Common Stock, in which case the Conversion Price will be adjusted at the time of separation as if the association had made a distribution to all holders of Common Stock as described in clause (e) above, subject to readjustment in the event of the expiration, termination or redemption of such rights.
(i) Reorganization Events.
(1)
(i) Upon the occurrence of a Reorganization Event prior to an applicable Conversion Date, each share of Series B Preferred Stock outstanding immediately prior to such Reorganization Event shall, without the consent of Holders, automatically convert into the types and amounts of securities, cash, and other property that is or was receivable in such Reorganization Event by a holder (other than the counterparty to the Reorganization Event or an Affiliate of such other party) of the number of shares of Common Stock into which such share of Series B Preferred Stock was convertible immediately prior to such Reorganization Event in exchange for such shares of Series B Preferred Stock (such securities, cash, and other property, the “NVCE Exchange Property”); provided that, to the extent receipt of any NVCE Exchange

Property would be prohibited by Law or would require the Holder to obtain any consent, authorization, approval, license or permit of any Governmental Entity to acquire or hold the NVCE Exchange Property, then the portion of the Series B Preferred Stock of such Holder that such Holder is prohibited by Law or requires such action to acquire or hold shall instead either (A) convert into a substantially identical non-voting security (with commensurate voting powers and conversion rights as the Series B Preferred Stock hereunder) of the entity surviving such Reorganization Event or other entity in which holders of shares of Common Stock receive securities in connection with such Reorganization Event or (B) if proper provision is not made to give effect to the foregoing subclause (A), remain outstanding without any alterations to the terms thereof and be convertible into the NVCE Exchange Property.
(ii) In the event that holders of the shares of the Common Stock have the opportunity to elect the form of consideration to be received in such Reorganization Event, the association shall ensure that the Holders of the Series B Preferred Stock have the same opportunity to elect the form of consideration in accordance with the same procedures and pro ration mechanics that apply to the election to be made by the holders of the Common Stock. The amount of NVCE Exchange Property receivable upon conversion of any Series B Preferred Stock shall be determined based upon the Conversion Price in effect on the date on which such Reorganization Event is consummated.
(iii) The association shall not enter into any definitive agreement for a transaction constituting a Reorganization Event unless such definitive agreement provides for the conversion of the Series B Preferred Stock into the Exchange Property in a manner that is consistent with and gives effect to this Article Fifth, Section B.7(j)(ii).
(2) A “Reorganization Event” shall mean:
(i) any consolidation, merger, conversion or other similar business combination of the association with or into another Person, in each case, pursuant to which all or substantially all of the Common Stock outstanding will be converted into cash, securities, or other property of the association or another Person;
(ii) any sale, transfer, lease, or conveyance to another Person of all or substantially all of the property and assets of the association and its subsidiaries, taken as a whole, in each case pursuant to which all of the Common Stock outstanding will be converted into cash, securities, or other property of the association or another Person;
(iii) any reclassification of the Common Stock into securities other than the Common Stock; or
(iv) any statutory exchange of all of the outstanding shares of Common Stock for securities of another Person (other than in connection with a merger or acquisition).
(3) The provisions of this Article Fifth, Section B.7(i) shall similarly apply to successive Reorganization Events or any series of transactions that results in a Reorganization Event and the provisions of Article Fifth, Section B.7(i) shall apply to any shares of capital stock of the association (or any successor) received by the holders of the Common Stock in any such Reorganization Event.
(4) The association (or any successor) shall, at least twenty days prior to the occurrence of any Reorganization Event, provide written notice to the Holders of the anticipated occurrence of such event and of the type and amount of the cash, securities or other property that constitutes the Exchange Property; provided, that no such notice shall be required if the anticipated occurrence of any Reorganization Event is disclosed in any registration statement, prospectus, report, schedule or proxy statement filed with or furnished by the association to the U.S. Securities and Exchange Commission. Failure to deliver such notice shall not affect the operation of this Article Fifth, Section B.7.
(j) No adjustment to the Conversion Price shall be made with respect to a share of Series B Preferred Stock if the Holder thereof has participated in the transaction that would otherwise give rise to an adjustment with respect to such share of Series B Preferred Stock, as a result of holding such share of Series B Preferred Stock at the time of such transaction (including pursuant to Article Fifth, Section B.4), without having to convert such share of Series B Preferred Stock, as if they held the full number of shares of Common Stock into which each such share of the Series B Preferred Stock held by them may then be converted.
(k) Notwithstanding anything to the contrary herein, an Adjustment Event shall not allow the Holder to acquire a higher percentage of any Class of Voting Securities of the association than the Holder (together with its affiliates for purposes of the BHC Act) beneficially owned immediately prior to such Adjustment Event.
8. Reports as to Adjustments. Whenever the number of shares of Common Stock into which the shares of the Series B Preferred Stock are convertible is adjusted as provided in Article Fifth, Section B.7, the association shall promptly, but in any event within ten days thereafter, compute such adjustment and furnish to the Holders a notice stating the number of shares of Common Stock into which each share of the Series B Preferred Stock is convertible as a result of such adjustment, a brief statement of the facts requiring such adjustment and the computation thereof and when such adjustment will become effective. Amounts resulting from any calculation hereunder will be rounded to the nearest 1/10,000th.
9. Reservation of Stock.
(a) The association shall reserve and keep available out of its authorized and unissued Common Stock and shares of Series C Preferred Stock, solely for issuance upon the conversion of shares of Series B Preferred Stock as provided in this Article Fifth, Section B, free from any preemptive or other similar rights, such number of shares of Common Stock as shall from time to time be issuable upon the conversion of all the shares of Series B Preferred Stock then outstanding.
(b) Following the approval of the applicable supplemental listing application, the association hereby covenants and agrees that, for so long as shares of the Common Stock are listed on the NYSE or any other national securities exchange or automated quotation system, the association will, if permitted by the rules of such exchange or automated quotation system, list and keep listed that number of shares of Common Stock issuable upon conversion of shares of all the Series B Preferred Stock.
10. Exclusion of Other Rights. The shares of Series B Preferred Stock shall not have any voting powers except as expressly described herein, and, except as may otherwise be required by Law, shall not have any preferences or relative, participating, optional or other special rights, other than those specifically set forth in the Articles of Association. The shares of Series B Preferred Stock shall have no preemptive or subscription rights.
11. Severability of Provisions. If any voting powers, preferences or relative, participating, optional or other special rights of the Series B Preferred Stock and qualifications, limitations and restrictions thereof set forth in the this Article Fifth, Section B (as this Article Fifth, Section B may be amended from time to time) are invalid, unlawful or incapable of being enforced by reason of any rule of Law, all other voting powers, preferences and relative, participating, optional and other special rights of Series B Preferred Stock and qualifications, limitations and restrictions thereof set forth in this Article Fifth, Section B (as so amended) which can be given effect without the invalid, unlawful or unenforceable voting powers, preferences or relative, participating, optional or other special rights of Series B Preferred Stock and qualifications, limitations and restrictions thereof shall, nevertheless, remain in full force and effect, and no voting powers, preferences or relative, participating, optional or other special rights of Series B Preferred Stock or qualifications, limitations and restrictions thereof herein set forth shall be deemed dependent upon any other such voting powers, preferences or relative, participating, optional or other special rights of Series B Preferred Stock or qualifications, limitations and restrictions thereof unless so expressed herein.
12. Cancellation of Series B Preferred Stock. Any shares of Series B Preferred Stock that have been duly converted in accordance with this Article Fifth, Section B, or reacquired by the association, shall be cancelled promptly thereafter and revert to authorized but unissued shares of Preferred Stock undesignated as to series. Such shares may be designated or redesignated and issued or reissued, as the case may be, as part of any series of Preferred Stock. The association may from time to time take such appropriate action as may be necessary to reduce the authorized number of shares of Series B Preferred Stock solely in accordance with the foregoing.
13. Additional Authorized Shares. Notwithstanding anything set forth in the Articles of Association to the contrary, the Board or any authorized committee of the Board, without the vote of the Holders, may increase or decrease the number of authorized shares of Series B Preferred Stock or other stock ranking junior or senior to, or on parity with, the Series B Preferred Stock as to dividends and the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the association.
14. Determinations. The association shall have the sole right to make all calculations called for hereunder. Absent fraud or manifest error, such calculations shall be final and binding on all Holders. The association shall have the power to resolve any ambiguity and its action in so doing, as evidenced by a resolution of the Board, shall be final and conclusive unless clearly inconsistent with the intent hereof. Amounts resulting from any calculation will be rounded, if necessary, to the nearest one ten-thousandth, with five one-hundred thousandths being rounded upwards.
15. No Redemption. The association may not, at any time, redeem the outstanding shares of the Series B Preferred Stock, other than as otherwise expressly set forth in this Article Fifth, Section B with the prior approval of the Office of the Comptroller of the Currency.
16. Maturity. The Series B Preferred Stock shall be perpetual, unless converted in accordance with this Article Fifth, Section B.
17. Repurchase. Subject to the limitations imposed herein, the association may purchase and sell shares of Series B Preferred Stock from time to time to such extent, in such manner, and upon such terms as the Board or any duly authorized committee of the Board may determine; provided that any repurchase of shares of Series B Preferred Stock by the association shall require prior approval of the Office of the Comptroller of the Currency.
18. No Sinking Fund. Shares of Series B Preferred Stock are not subject to the operation of a sinking fund.
19. Notices. All notices, demands or other communications to be given hereunder shall be in writing and shall be deemed to have been given (a) on the date of delivery if delivered personally to the recipient, or if by email, upon delivery (provided that no auto-generated error or non-delivery message is generated in response thereto), (b) on the first Business Day following the date of dispatch if delivered utilizing a next-day service by a recognized next-day courier or (c) on the earlier of confirmed receipt or the fifth business day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid. All notices hereunder shall be delivered to (i) if to the association, Flagstar Bank, N.A., 102 Duffy Avenue, Hicksville, New York 11801, Attention: Chief Executive Officer, Email: Joseph.Otting@flagstar.com; with a copy to: General Counsel, Email: Bao.Nguyen@flagstar.com, or (ii) if to any Holder or holder of Common Stock, as the case may be, to such Holder or holder at the address listed in the stock record books of the association, or, in each case, such other address or to the attention of such other Person as the recipient party has specified by prior written notice to the sending party.
20. Taxes.
(a) The association and each Holder shall bear their own costs, fees and expenses in connection with any conversion contemplated by Article Fifth, Section B.3, except that the association shall pay any and all transfer taxes, stamp taxes or duties, documentary taxes, or other similar taxes imposed upon the issuance of shares of Common Stock on account of any conversion contemplated by Article Fifth, Section B.3; provided that the association shall not be required to pay any such tax to the extent such tax is payable because a Holder requests Common Stock to be registered in a name other than such registered holder’s name (including in connection with any Convertible Transfer) and no such Common Stock will be so registered unless and until the registered holder making such request has paid such taxes to the association or has established to the satisfaction of the association that such taxes have been paid or are not payable.

(b) Notwithstanding anything herein to the contrary, the association and any applicable withholding agent shall be entitled to deduct and withhold from any consideration otherwise payable on or with respect to the Series B Preferred Stock (including upon conversion of any Series B Preferred Stock) such amounts as it is required to deduct or withhold with respect to the making of such payment under the Internal Revenue Code of 1986, as amended (the “Code”), or any other applicable tax Law. If the Holder is deemed for U.S. federal income tax purposes to have received a distribution with respect to the Series B Preferred Stock, the association and any applicable withholding agent may satisfy any resulting applicable withholding obligations (including with respect to backup withholding) required by applicable Tax Law imposed in connection with such deemed distribution by withholding from any other payments due with respect to the Series B Preferred Stock, including any payments upon conversion, repurchase or redemption of the Series B Preferred Stock. If any amounts are so deducted or withheld and subsequently paid to the applicable Government Entity, such deducted or withheld amounts shall be treated for all purposes hereunder as having be paid to the person to which such amounts would have otherwise been payable.
(c) The association and each Holder each agree that there shall be no deemed distribution on the Series B Preferred Stock pursuant to Section 305(c) of the Code in respect of a difference between the “issue price” and the “redemption price” of the Series B Preferred Stock and except to the extent otherwise required by a “determination” within the meaning of Section 1313(a) of the Code, neither the association nor Holder shall take any position inconsistent therewith.
21. No Stock Certificates. Notwithstanding anything to the contrary contained in this Article Fifth, Section B, no shares of Series B Preferred Stock shall be issued in physical, certificated form. All shares of Series B Preferred Stock shall be evidenced by book-entry on the record books maintained by the association or its transfer agent.
22. Transfers. The shares of Series B Preferred Stock are subject to the restrictions on transfer set forth in the Investment Agreement(s). Any purported transfer in violation of such restrictions shall be null and void.
C. Series C Preferred Stock
1. Designation and Amount. A series of Preferred Stock designated as the “Series C Noncumulative Convertible Preferred Stock” (“Series C Preferred Stock”) is hereby established. The total number of authorized shares of Series C Preferred Stock shall be 523,369.
2. Definitions. As used in this Article Fifth, Section C with respect to the Series C Preferred Stock, the following terms shall have the following meanings, unless the context otherwise requires:
“Adjustment Event” has the meaning specified in Article Fifth, Section C.7(a).
“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such specified Person (as used in this definition, the term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through ownership of voting securities, by contract or otherwise).
“Applicable Conversion Rate” means, for each share of Series C Preferred Stock, the number of shares of Common Stock equal to the product of (a) one thousand (1,000) multiplied by (b) the quotient of (i) the Base Price divided by (ii) the then-applicable Conversion Price, subject to adjustment pursuant to Article Fifth, Section C.7 for any applicable event occurring subsequent to the initial determination of the Applicable Conversion Rate.
“Base Price” means $2.00.
“BHC Act” means the Bank Holding Company Act of 1956 (as amended) and its implementing regulations.
“Board” means the Board of Directors of the association.
“Business Day” means any day, other than a Saturday, Sunday or other day on which banking institutions in the city of New York, New York are required or authorized by Law to be closed.

“Class of Voting Security” shall be interpreted in a manner consistent with how “class of voting shares” is defined in 12 C.F.R. Section 225.2(q)(3) or any successor provision.
“Closing” has the meaning set forth in the Investment Agreement.
“Closing Date” means the date that any shares of Series C Preferred Stock are first issued.
“Closing Price” of the Common Stock (or other relevant capital stock or equity interest) on any date of determination means the closing sale price or, if no closing sale price is reported, the last reported sale price of the shares of the Common Stock (or other relevant capital stock or equity interest) on the NYSE on such date. If the Common Stock (or other relevant capital stock or equity interest) is not traded on the NYSE on any date of determination, the Closing Price of the Common Stock (or other relevant capital stock or equity interest) on such date of determination means the closing sale price as reported in the composite transactions for the principal U.S. national or regional securities exchange on which the Common Stock (or other relevant capital stock or equity interest) is so listed or quoted, or, if no closing sale price is reported, the last reported sale price on the principal U.S. national or regional securities exchange on which the Common Stock (or other relevant capital stock or equity interest) is so listed or quoted, or if the Common Stock (or other relevant capital stock or equity interest) is not so listed or quoted on a U.S. national or regional securities exchange, the last quoted bid price for the Common Stock (or other relevant capital stock or equity interest) in the over-the-counter market as reported by OTC Markets Group Inc. or a similar organization, or, if that bid price is not available, the market price of the Common Stock (or other relevant capital stock or equity interest) on that date as determined by a nationally recognized independent investment banking firm retained by the association for this purpose.
For purposes of this Article Fifth, Section C, all references herein to the “Closing Price” and “last reported sale price” of the Common Stock (or other relevant capital stock or equity interest) on the NYSE shall be such closing sale price and last reported sale price as reflected on the website of the NYSE (http://www.nyse.com) and as reported by Bloomberg Professional service; provided that in the event that there is a discrepancy between the closing sale price or last reported sale price as reflected on the website of the NYSE and as reported by Bloomberg Professional service, the closing sale price and last reported sale price on the website of the NYSE shall govern.
“Common Stock” means the common stock, $0.01 par value per share, of the association authorized by the association on or after the date hereof.
“Conversion Date” means the date on which any shares of Series C Preferred Stock shall become convertible into any shares of Common Stock pursuant to Article Fifth, Section C.3; provided, however, that if a Conversion Date would otherwise occur on or after an Ex-Date for an issuance, dividend or distribution that results in an adjustment of the Conversion Price pursuant to Article Fifth, Section C.7 and on or before the Record Date for such issuance or distribution, such Conversion Date shall instead occur on the first calendar day after the Record Date for such issuance, dividend or distribution.
“Conversion Price” means, for each share of Series C Preferred Stock, $6.00, as the same may be adjusted from time to time in accordance with the terms of this Article Fifth, Section C.
“Convertible Transfer” means a transfer by the Holder that is both (i) to a Person who is not an affiliate of the Holder for purposes of the BHC Act and (ii) (A) to the association; (B) in a widespread public distribution; (C) in which no transferee (or group of associated transferees) would receive 2% or more of the outstanding securities of any Class of Voting Securities of the association; or (D) to a purchaser that would control more than 50% of every Class of Voting Securities of the association without any transfer from the Holder.
“Current Market Price” means, on any date, the average of the daily Closing Price per share of the Common Stock or other securities on each of the five consecutive Trading Days preceding the earlier of the day before the date of the issuance, dividend or distribution in question and the day before the Ex-Date with respect to the issuance or distribution, giving rise to an adjustment to the Conversion Price pursuant to Article Fifth, Section C.7.
“DGCL” means the Delaware General Corporation Law, as amended from time to time.
“Exchange Property” has the meaning specified in Article Fifth, Section C.7(h).

“Ex-Date” means, when used with respect to any issuance, dividend or distribution giving rise to an adjustment to the Conversion Price pursuant to Article Fifth, Section C.7, the first date on which the applicable Common Stock or other securities trade without the right to receive the issuance, dividend or distribution.
“Government Entity” means any (a) federal, state, local, municipal, foreign or other government; (b) governmental entity of any nature (including any governmental agency, branch, department, official, committee or entity and any court or other tribunal), whether foreign or domestic; or (c) body exercising or entitled to exercise any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature, whether foreign or domestic, including any arbitral tribunal and self-regulatory organizations.
“Holder” means the Person in whose name any shares of Series C Preferred Stock are registered, which may be treated by the association as the absolute owner of such shares of Series C Preferred Stock for the purpose of making payment and settling conversion and for all other purposes.
“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended from time to time.
“HSR Amount” means, with respect to any conversion of Series C Preferred Stock hereunder held by a particular Holder, the sum of (a) the product of $2.73 and the aggregate number of shares of Common Stock purchased by the Holder at the Closing, plus (b) the product of $2.73 and the number of shares of Common Stock being issued to upon any such conversion of Series C Preferred Stock hereunder held by such Holder plus (c) the product of $2.73 and the number of shares of Common Stock issued upon any prior conversion of Series C Preferred Stock hereunder held by such Holder.
“HSR Approvals” means, with respect to the shares of Series C Preferred Stock of any Holder, the expiration or termination of any applicable waiting period (or extension thereof) under the HSR Act with respect to such Holder’s acquisition or ownership of Common Stock upon conversion of such shares of Series C Preferred Stock.
“HSR Approvals Date” means, with respect to the shares of Series C Preferred Stock of any Holder, the day that is the fifth Business Day after the date on which such Holder shall have obtained the HSR Approvals. If a particular Holder’s HSR Amount does not exceed the HSR Threshold (a “Non-HSR Holder”), then such Non-HSR Holder’s HSR Approvals Date shall be determined by such Non-HSR Holder in such Non-HSR Holder’s sole discretion; provided, that such date shall not be later than the first HSR Approvals Date applicable to any holder with an HSR Amount that does exceed the HSR Threshold.
“HSR Threshold” means $119.5 million.
“Investment Agreements” means the investment agreements, by and between Flagstar Financial, Inc., predecessor of the association, and the investor parties thereto, dated as of March 7, 2024 (as amended, supplemented or restated from time to time).
“Law” means, with respect to any Person, any legal, regulatory and administrative laws, statutes, rules, Orders and regulations applicable to such Person.
“Liens” means any and all liens, charges, security interests, options, claims, mortgages, pledges, proxies, voting trusts or agreements, obligations, understandings or arrangements, or other restrictions on title or transfer of any nature whatsoever.
“NYSE” means the New York Stock Exchange.
“Order” means any applicable order, injunction, judgment, decree, ruling, or writ of any Government Entity.
“Permanent Warrant” has the meaning set forth in the Investment Agreements.
“Person” means an individual, corporation, partnership, limited partnership, limited liability company, syndicate, person (including a “person” as defined in Sections 13(d)(3) and 14(d) of the Exchange Act), trust, association or entity or government, political subdivision, agency or instrumentality of a government.
“Preferred Stock” has the meaning set forth in the Articles of Association.
“Record Date” means, with respect to any dividend, distribution or other transaction or event in which the holders of the Common Stock have the right to receive any cash, securities or other property or in which the

Common Stock is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of holders of the Common Stock entitled to receive such cash, securities or other property (whether such date is fixed by the Board or a duly authorized committee of the Board or by Law, contract or otherwise).
“Reorganization Event” has the meaning specified in Article Fifth, Section C.7(h)(2).
“Series A Preferred Stock” means the association’s Fixed-to-Floating Rate Series A Noncumulative Perpetual Preferred Stock, par value $0.01 per share.
“Series B Preferred Stock” means the Series B Noncumulative Convertible Preferred Stock, par value $0.01 per share, of the association, issued pursuant to the Investment Agreements.
“Series C Preferred Stock” has the meaning specified in Article Fifth, Section C.1.
“Series D NVCE Stock” means the Series D Non-Voting Common Equivalent Stock, par value $0.01 per share, of the association, issuable upon conversion of a Permanent Warrant.
“Subject Series C Share” means a share of Series C Preferred Stock that is automatically converted pursuant to Article Fifth, Section C.3(a).
“Trading Day” means a day on which the shares of Common Stock (i) are not suspended from trading on any national or regional securities exchange or association or over-the-counter market at the close of business; and (ii) have traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of the Common Stock.
3. Conversion.
(a) Conversion upon Convertible Transfer. On the terms and in the manner set forth in this Article Fifth, Section C.3, upon the consummation of any Convertible Transfer of shares of Series C Preferred Stock, each outstanding share of Series C Preferred Stock subject to such Convertible Transfer (each, a “Subject Series C Share”) shall automatically convert into a number of shares of Common Stock equal to the Applicable Conversion Rate; provided that, if at that time of the Convertible Transfer, (A) the HSR Approvals are required for the conversion of the Subject Series C Shares into Common Stock and (B) the HSR Approvals are as applicable, has not yet been obtained, then the maximum number of Subject Series C Shares that can convert into Common Stock without receipt of the HSR Approvals, as applicable, shall so convert into Common Stock based on the Applicable Conversion Rate.
(b) The shares of Series C Preferred Stock shall not be convertible into any other class of capital stock of the association, except in accordance with this Article Fifth, Section C.3.
(c) Notwithstanding anything to the contrary contained in this Article Fifth, Section C, no Holder shall be permitted to convert more than 22% of the total number of shares of Series C Preferred Stock issued to such Holder at the Closing.
(d) Each Holder shall, promptly upon receipt of the HSR Approvals (if any) applicable to such Holder, provide written notice to the association thereof.
(1) On the Conversion Date, the association shall effect the conversion of the Subject Series C Shares by delivering the shares of Common Stock so converted pursuant to Article Fifth, Section C.3(a).
(e) The association and each Holder agree to, during the two Business Days prior to the Conversion Date, use commercially reasonable efforts to calculate the number of shares of Common Stock issuable upon conversion of the Series C Preferred Stock pursuant to Article Fifth, Section C.3(a). in accordance with this Article Fifth, Section C.3.
(f) Prior to the close of business on any applicable Conversion Date, the shares of Common Stock issuable upon conversion of any shares of Series C Preferred Stock pursuant to Article Fifth, Section C.3 shall not be deemed outstanding for any purpose, and the Holders shall have no rights with respect to the Common Stock (including voting rights, rights to respond to tender offers for the Common Stock and rights to receive any dividends or other distributions on the Common Stock) by virtue of holding shares of Series C Preferred Stock, except as otherwise expressly set forth in this Article Fifth, Section C.
(g) Effective immediately prior to the close of business on any applicable Conversion Date, the rights of the Holders with respect to the shares of the Series C Preferred Stock so converted shall cease and the Persons entitled to receive shares of Common Stock upon the conversion of such shares of Series C Preferred Stock shall be treated for all purposes as having become the record and beneficial owners of such shares of Common Stock. In the event that the Holders shall not by written notice to the association designate the name in which shares of Common Stock and/or cash, securities or other property (including payments of cash in lieu of fractional shares) to be issued or paid upon conversion of shares of Series C Preferred Stock should be registered or paid or the manner in which such shares should be delivered, the association shall be entitled to register and deliver such shares, and make such payment, in the name of the Holders and in the manner shown on the records of the association.
(h) No fractional shares of Common Stock shall be issued upon any conversion of shares of Series C Preferred Stock. If more than one share of Series C Preferred Stock shall be surrendered for conversion at any one time by the same Holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Series C Preferred Stock so surrendered. Instead of any fractional shares of Common Stock that would otherwise be issuable upon conversion of any Subject Series C Share, the association shall pay an amount in cash (rounded to the nearest cent) equal to the fractional share of Common Stock that otherwise would be issuable hereunder, multiplied by the Closing Price of the Common Stock determined as of the second Trading Day immediately preceding the applicable Conversion Date.
(i) All shares of Common Stock which may be issued upon conversion of the shares of Series C Preferred Stock will, upon issuance by the association, be duly authorized, validly issued, fully paid and non-assessable, free and clear of all Liens (other than transfer restrictions imposed under applicable securities Laws) and not issued in violation of any preemptive right or Law.
(j) Effective immediately prior to the Conversion Date, dividends or distributions shall no longer be declared on any Subject Series C Shares and such shares shall cease to be outstanding, in each case, subject to the rights of a Holder to receive any declared and unpaid dividends or distributions on such shares and any other payments to which they are otherwise entitled pursuant to Article Fifth, Section C.4 or Article Fifth, Section C.7.
4. Dividend Rights.
(a) Holders shall be entitled to receive, when, as and if declared by the Board (or a duly authorized committee of the Board), on each Dividend Payment Date, out of funds legally available therefor, non-cumulative cash dividends on the Series C Preferred Liquidation Amount per share of Series C Preferred Stock at a rate per annum equal to the Dividend Rate on each Dividend Payment Date for each Dividend Period. Such dividends shall be payable in arrear (as provided below in this Article Fifth, Section C.4(a)), but only when, as and if declared by the Board (or a duly authorized committee of the Board). Dividends on the Series C Preferred Stock shall not be cumulative; Holders shall not be entitled to receive any dividends not declared by the Board (or a duly authorized committee of the Board) and no interest, or sum of money in lieu of interest, shall be payable in respect of any dividend not so declared. Dividends on the Series C Preferred Stock shall not be declared or set aside for payment if and to the extent such dividends would cause the association to fail to comply with the capital adequacy rules of the Office of the Comptroller of the Currency (or, as and if applicable, the capital adequacy rules or regulations of any successor appropriate federal banking agency) applicable to the association. Dividends that are payable on the Series C Preferred Stock on any Dividend Payment Date will be payable to Holders as they appear on the stock register of the association on the applicable record date, which shall be the 15th calendar day before such Dividend Payment Date or such other record date fixed by the Board (or a duly authorized committee of the Board) that is not more than 60 nor less than 10 days prior to such Dividend Payment Date (each, a “Dividend Record Date”). Any such day that is a Dividend Record Date shall be a Dividend Record

Date whether or not such day is a Business Day. Dividends payable on the Series C Preferred Stock shall be computed on the basis of a 360-day year consisting of twelve 30-day months. The association’s determination of any dividend rate and its calculation of the amount of dividends for any Dividend Period will be maintained on file at the association’s principal offices and will be available to any Holder upon request and will be final and binding in the absence of manifest error. Holders shall not be entitled to any dividends, whether payable in cash, securities or other property, other than dividends (if any) declared and payable on the Series C Preferred Stock as specified in this Article Fifth, Section C.4 (subject to the other provisions of this Article Fifth, Section C); provided, that the foregoing shall not limit or modify the rights of any Holder to receive any dividend or other distribution pursuant to Article Fifth, Section C.7.
(b) So long as any share of Series C Preferred Stock remains outstanding, no dividend shall be declared or paid on the Common Stock or any other shares of Junior Stock (other than any dividend in connection with the implementation of a shareholders’ rights plan or the redemption or repurchase of any rights under any such plan), unless full dividends for the last preceding Dividend Period on all outstanding shares of Series C Preferred Stock have been declared and paid (or declared and a sum sufficient for the payment thereof has been set aside). The association and its subsidiaries shall not purchase, redeem or otherwise acquire, directly or indirectly, for consideration any shares of Common Stock or other Junior Stock (other than (A) as a result of a reclassification of such Junior Stock for or into other Junior Stock, (B) the exchange or conversion of one share of such Junior Stock for or into another share of such Junior Stock, (C) purchases, redemptions or other acquisitions of shares of Junior Stock in connection with any employment contract, benefit plan or other similar arrangement with or for the benefit of employees, officers, directors or consultants or (D) the purchase of fractional interests in shares of Junior Stock pursuant to the conversion or exchange provisions of such securities or the security being converted or exchanged) nor shall the association pay or make available any monies for a sinking fund for the redemption of any shares of Common Stock or any other shares of Junior Stock during a Dividend Period, unless the full dividends for the most recently completed Dividend Period on all outstanding shares of Series C Preferred Stock have been declared and paid (or declared and a sum sufficient for the payment thereof has been set aside). The foregoing provision shall not restrict the ability of the association or any affiliate of the association to engage in any market-making transactions in Junior Stock in the ordinary course of business.
(c) When dividends are not paid in full upon the shares of Series C Preferred Stock and other equity securities ranking on a parity, which, for avoidance of doubt, includes the Series A Preferred Stock and the Series B Preferred Stock, with the Series C Preferred Stock as to payment of dividends (“Dividend Parity Stock”), all dividends declared and unpaid for payment on a dividend payment date with respect to the Series C Preferred Stock and the Dividend Parity Stock shall be shared ratably by the Holders and holders of any Dividend Parity Stock, in proportion to the respective amounts of the declared and unpaid dividends relating to the current dividend period. To the extent a dividend period with respect to any Dividend Parity Stock coincides with more than one Dividend Period with respect to the Series C Preferred Stock, for purposes of the immediately preceding sentence the Board shall treat such dividend period as two or more consecutive dividend periods, none of which coincides with more than one Dividend Period with respect to the Series C Preferred Stock, or shall treat such dividend period(s) with respect to any Dividend Parity Stock and Dividend Period(s) with respect to the Series C Preferred Stock for purposes of the immediately preceding sentence in any other manner that it deems to be fair and equitable in order to achieve ratable payments of dividends on such Dividend Parity Stock and the Series C Preferred Stock. To the extent a Dividend Period with respect to the Series C Preferred Stock coincides with more than one dividend period with respect to any Dividend Parity Stock, for purposes of the first sentence of this paragraph the Board shall treat such Dividend Period as two or more consecutive Dividend Periods, none of which coincides with more than one dividend period with respect to such Dividend Parity Stock, or shall treat such Dividend Period(s) with respect to the Series C Preferred Stock and dividend period(s) with respect to any Dividend Parity Stock for purposes of the first sentence of this paragraph in any other manner that it deems to be fair and equitable in order to achieve ratable payments of dividends on the Series C Preferred Stock and such Dividend Parity Stock. The term “dividend period” as used in this paragraph means such dividend periods as are provided for in the terms of any Dividend Parity Stock and, in the case of shares of

Series C Preferred Stock, Dividend Periods applicable to shares of Series C Preferred Stock; and the term “dividend payment dates” as used in this paragraph means such dividend payment dates as are provided for in the terms of any Dividend Parity Stock and, in the case of shares of Series C Preferred Stock, Dividend Payment Dates applicable to shares of Series C Preferred Stock.
(d) Subject to the foregoing, such dividends (payable in cash, securities or other property) as may be determined by the Board (or a duly authorized committee of the Board) may be declared and paid on any securities, including Common Stock, any other Junior Stock and any Dividend Parity Stock, from time to time out of any funds legally available for such payment. In the event such dividends are declared and paid, the Holders shall be entitled to receive the greater of the (i) dividends that would be due to the Holders on an as-converted basis or (ii) dividends such Holder receives on its shares of Series C Preferred Stock during the same period.
(e) Notwithstanding any provision in this Article Fifth, Section C to the contrary, Holders shall not be entitled to receive any dividends or distributions on any shares of Series C Preferred Stock on or after the applicable Conversion Date in respect of such shares of Series C Preferred Stock that have been converted as provided herein, except to the extent that any such dividends or distributions have been declared by the Board or any duly authorized committee of the Board and the Record Date for such dividend occurs prior to such applicable Conversion Date.
5. Voting.
(a) Notwithstanding any stated or statutory voting rights, except as set forth in Article Fifth, Section C.5(b), the Holders shall not be entitled to vote (in their capacity as Holders) on any matter submitted to a vote of the stockholders of the association.
(b) So long as any shares of Series C Preferred Stock are outstanding, the association shall not, without the written consent or affirmative vote, given in person or by proxy, at a meeting called for that purpose by holders of at least a majority of the outstanding shares of Series C Preferred Stock, voting as a single and separate class, amend, alter or repeal (including by merger, consolidation or otherwise, and whether in a single transaction or a series of related transactions, other than a Reorganization Event pursuant to which the Series C Preferred Stock is treated in accordance with Article Fifth, Section C.7(h)) any provision of the Articles of Association, in either case, that would alter, modify or change the preferences, rights, privileges or powers of the Series C Preferred Stock so as to, or in a manner that would, significantly and adversely affect the preferences, rights, privileges or powers of the Series C Preferred Stock; provided that any such amendment or alteration to any provision of the Articles of Association that alters, modifies or changes the preferences, rights, privileges or powers of a particular Holder so as to, or in a manner that would, significantly and adversely affect the preferences, rights, privileges or powers of such Holder in a manner disproportionate from any other Holder shall require the prior written consent of such significantly and adversely affected Holder; provided, further, that neither (x) any increase in the amount of the authorized or issued Series C Preferred Stock or any securities convertible into Series C Preferred Stock nor (y) the creation and issuance, or an increase in the authorized or issued amount, of any series of Preferred Stock, or any securities convertible into Preferred Stock, ranking equal with and/or junior to the Series C Preferred Stock with respect to the payment of dividends (whether such dividends are cumulative or non-cumulative) and/or the distribution of assets upon the association’s liquidation, dissolution or winding up, in either case, will, in and of itself, be deemed to significantly and adversely affect the preferences, rights, privileges or powers of the Series C Preferred Stock or any Holder and the Holders will have no right to vote their shares of Series C Preferred Stock or consent to such action solely by reason of such an increase, creation or issuance.
(c) Notwithstanding the foregoing, the association shall not, without the written consent or affirmative vote, given in person or by proxy, at a meeting called for that purpose by the unanimous consent of the holders of the outstanding shares of Series C Preferred Stock, amend, alter or repeal (including by merger, consolidation or otherwise, and whether in a single transaction or a series of related transactions, other than a Reorganization Event pursuant to which the Series C Preferred Stock is treated in accordance with Article Fifth, Section C.7(h)) the definitions of Applicable Conversion Rate, Base Price, Conversion Price, Dividend Rate or Series C Preferred Liquidation Amount under this Article Fifth, Section C.
(d) Notwithstanding the foregoing, the Holders shall not have any voting rights set out in Article Fifth, Section C.5(b) if, at or prior to the effective time of the act with respect to which such vote would otherwise be required, all outstanding shares of Series C Preferred Stock shall have been converted into shares of Common Stock.
6. Rank; Liquidation.
(a) In the event of any liquidation, dissolution or winding up of the affairs of the association, whether voluntary or involuntary, holders of the Series C Preferred Stock shall be entitled to receive, out of the assets of the association or proceeds thereof (whether capital or surplus) available for distribution to stockholders of the association, and after satisfaction of all liabilities and obligations to creditors of the association and subject to the rights of any securities ranking senior to the Series C Preferred Stock, before any distribution of such assets or proceeds is made to or set aside for the holders of Common Stock, in full an amount per share equal to the Base Price multiplied by the Applicable Conversion Rate, together with an amount equal to all dividends (if any) that have been declared but not paid prior to the date of payment of such distribution (but without any amount in respect of dividends that have not been declared prior to such payment date) (the “Series C Preferred Liquidation Amount”). The rights of the Series C Preferred Stock pursuant to this Article Fifth, Section C.6(a) shall rank pari passu with the rights of the Series A Preferred Stock and Series B Preferred Stock. Thereafter, the Series C Preferred Stock will participate with the Common Stock on an as-converted basis as if Series C Preferred Stock was converted immediately prior to such liquidation, dissolution or winding up.
(b) If in any distribution described in Article Fifth, Section C.6(a) above the assets of the association or proceeds thereof are not sufficient to pay the Liquidation Preferences (as defined below) in full to all holders of the Series C Preferred Stock and all holders of any stock of the association ranking equally with the Series C Preferred Stock as to such distribution, the amounts paid to the holders of the Series C Preferred Stock and to the holders of all such other stock shall be paid pro rata in accordance with the respective aggregate Liquidation Preferences of the holders of the Series C Preferred Stock and the holders of all such other stock. In any such distribution, the “Liquidation Preference” of any holder of stock of the association shall mean the amount otherwise payable to such holder in such distribution (assuming no limitation on the assets of the association available for such distribution), including an amount equal to any declared but unpaid dividends (and, in the case of any holder of stock other than the Series C Preferred Stock and on which dividends accrue on a cumulative basis, an amount equal to any unpaid, accrued, cumulative dividends, whether or not declared, as applicable).
(c) For purposes of this Article Fifth, Section C.6, the sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the property and assets of the association shall not be deemed a voluntary or involuntary dissolution, liquidation or winding up of the affairs of the association, nor shall the merger, consolidation or any other business combination transaction of the association into or with any other association or Person or the merger, consolidation or any other business combination of any other corporation or Person into or with the association be deemed to be a voluntary or involuntary dissolution, liquidation or winding up of the affairs of the association.
7. Adjustments.
(a) The Conversion Price shall be subject to the adjustments described in this Article Fifth, Section C.7 (each such event set forth in clauses (b) through (h), an “Adjustment Event”).

(b) Stock Dividends and Distributions. If the association pays dividends or other distributions on the Common Stock in shares of Common Stock, then the Conversion Price will be adjusted by multiplying the Conversion Price in effect at 5:00 p.m., New York City time on the Trading Day immediately prior to the Ex-Date for such dividend or distribution by the following fraction:

OS0
OS1

Where,
OS0=the number of shares of Common Stock outstanding immediately prior to Ex-Date for such dividend or distribution.
OS1=the sum of (x) the number of shares of Common Stock outstanding immediately prior to the Ex-Date for such dividend or distribution, plus (y) the total number of shares of Common Stock issued in such dividend or distribution.
The adjustment pursuant to this clause (b) shall become effective at 9:00 a.m., New York City time on the Ex-Date for such dividend or distribution. For the purposes of this clause (b), the number of shares of Common Stock at the time outstanding shall not include shares held in treasury by the association. If any dividend or distribution described in this clause (b) is declared but not so paid or made, the Conversion Price shall be readjusted, effective as of the date the Board publicly announces its decision not to make such dividend or distribution, to such Conversion Price that would be in effect if such dividend or distribution had not been declared.
(c) Subdivisions, Splits and Combinations of Common Stock. If the association subdivides, splits or combines the shares of Common Stock, then the Conversion Price will be adjusted by multiplying the Conversion Price in effect at 5:00 p.m., New York City time on the Trading Day immediately prior to the effective date of such share subdivision, split or combination by the following fraction:

OS0
OS1

Where,
OS0=the number of shares of Common Stock outstanding immediately prior to the effective date of such share subdivision, split or combination.
OS1=the number of shares of Common Stock outstanding immediately after the opening of business on the effective date of such share subdivision, split or combination.
The adjustment pursuant to this clause (c) shall become effective at 9:00 a.m., New York City time on the effective date of such subdivision, split or combination. For the purposes of this clause (c), the number of shares of Common Stock at the time outstanding shall not include shares held in treasury by the association. If any subdivision, split or combination described in this clause (c) is announced but the outstanding shares of Common Stock are not subdivided, split or combined, the Conversion Price shall be readjusted, effective as of the date the Board publicly announces its decision not to subdivide, split or combine the outstanding shares of Common Stock, to such Conversion Price that would be in effect if such subdivision, split or combination had not been announced.

(d) Debt or Asset Distributions. If the association distributes to all or substantially all holders of shares of Common Stock evidences of indebtedness, shares of capital stock, securities, cash or other assets (excluding any dividend or distribution referred to in clause (b) above, any dividend or distribution paid exclusively in cash, any consideration payable in connection with a tender or exchange offer made by the association or any of its subsidiaries, and any dividend of shares of capital stock of any class or series, or similar equity interests, of or relating to a subsidiary or other business unit in the case of certain spin-off transactions as described below), then the Conversion Price will be adjusted by multiplying the Conversion Price in effect at 5:00 p.m., New York City time on the Trading Day immediately prior to the Ex-Date for such distribution by the following fraction:

SP0 − FMV
SP0

Where,
SP0= the Current Market Price per share of Common Stock on such date.
FMV= the fair market value of the portion of the distribution applicable to one share of Common Stock on such date as reasonably determined by the Board; provided that, if “FMV” as set forth above is equal to or greater than “SP0” as set forth above, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder shall receive on the date on which such distribution is made to holders of Common Stock, for each share of Series C Preferred Stock, the amount of such distribution such Holder would have received had such holder owned a number of shares of Common Stock equal to the Applicable Conversion Rate on the Ex-Date for such distribution.
In a “spin-off”, where the association makes a distribution to all holders of shares of Common Stock consisting of capital stock of any class or series, or similar equity interests of, or relating to, a subsidiary or other business unit, if a Holder did not participate in such distribution with respect to such shares of Series C Preferred Stock as provided for in Article Fifth, Section C.4, the Conversion Price with respect to such share held by such Holder will be adjusted on the 15th Trading Day after the effective date of the distribution by multiplying such Conversion Price in effect immediately prior to such 15th Trading Day by the following fraction:

MP0
MP0 + MPs

Where,
MP0 = the average of the Closing Prices of the Common Stock over the first 10 Trading Days commencing on and including the fifth Trading Day following the effective date of such distribution.
MPs= the average of the Closing Prices of the capital stock or equity interests representing the portion of the distribution applicable to one share of Common Stock over the first 10 Trading Days commencing on and including the fifth Trading Day following the effective date of such distribution, or, if not traded on a national or regional securities exchange or over-the-counter market, the fair market value of the capital stock or equity interests representing the portion of the distribution applicable to one share of Common Stock on such date as reasonably determined by the Board.
Any adjustment pursuant to this clause (d) shall become effective immediately prior to 9:00 a.m., New York City time, on the Ex-Date for such distribution. In the event that such distribution described in this clause (d) is not so paid or made, the Conversion Price shall be readjusted, effective as of the date the Board publicly announces its decision not to pay or make such dividend or distribution, to the Conversion Price that would then be in effect if such dividend or distribution had not been declared.
(e) Cash Distributions. If the association makes a distribution consisting exclusively of cash to all holders of Common Stock, excluding any (i) regular quarterly cash dividend on the Common Stock not in excess of $0.05 per share, which per share amount shall be adjusted accordingly in the event that the association subdivides, splits or combines the shares of Common Stock, (ii) cash that is distributed in a Reorganization Event or as part of a “spin-off” referred to in clause (d) above, (iii) dividend or distribution in connection with the association’s liquidation, dissolution or winding-up, and (iv) consideration payable in connection with a tender or exchange offer made by the association or any of its subsidiaries, then in each event, the Conversion Price in effect immediately prior to the Ex-Date for such distribution will be multiplied by the following fraction:

SP0 − DIV
SP0

Where,
SP0= the Closing Price per share of Common Stock on the Trading Day immediately preceding the Ex-Date.
DIV= the amount per share of Common Stock of the cash distribution, as determined pursuant to the introduction to this clause (e).
In the event that any distribution described in this clause (e) is not so made, the Conversion Price shall be readjusted, effective as of the date the Board publicly announces its decision not to pay such distribution, to the Conversion Price which would then be in effect if such distribution had not been declared.
Notwithstanding the foregoing, if “DIV” as set forth above is equal to or greater than “SP0” as set forth above, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder shall have the right to receive on the date on which the relevant cash dividend or distribution is distributed to holders of Common Stock, for each share of Series C Preferred Stock, the amount of cash such Holder would have received had such holder owned a number of shares of Common Stock equal to the Applicable Conversion Rate on the Ex-Date for such distribution.
(f) Self-Tender Offers and Exchange Offers. If the association or any of its subsidiaries successfully completes a tender or exchange offer for the Common Stock where the cash and the value of any other consideration included in the payment per share of the Common Stock exceeds the Closing Price per share of the Common Stock on the Trading Day immediately succeeding the expiration of the tender or exchange offer, then the Conversion Price will be adjusted by multiplying the Conversion Price in effect at 5:00 p.m., New York City time prior to the commencement of the offer by the following fraction:

OS0 × SP0
AC + (SP0 × OS1)

Where,
SP0= the Closing Price per share of Common Stock on the Trading Day immediately succeeding the commencement of the tender or exchange offer.
OS0= the number of shares of Common Stock outstanding immediately prior to the expiration of the tender or exchange offer, including any shares validly tendered and not withdrawn.
OS1= the number of shares of Common Stock outstanding immediately after the expiration of the tender or exchange offer (after giving effect to such tender offer or exchange offer).
AC= the aggregate cash and fair market value of the other consideration payable in the tender or exchange offer, as reasonably determined by the Board.
Any adjustment made pursuant to this clause (f) shall become effective immediately prior to 9:00 a.m., New York City time, on the Trading Day immediately following the expiration of the tender or exchange offer. In the event that the association or one of its subsidiaries is obligated to purchase shares of Common Stock pursuant to any such tender offer or exchange offer, but the association or such subsidiary is permanently prevented by applicable law from effecting any such purchases, or all such purchases are rescinded, then the Conversion Price shall be readjusted to be such Conversion Price that would then be in effect if such tender offer or exchange offer had not been made.

(g) Rights Plans. To the extent that the association has a rights plan in effect with respect to the Common Stock on any Conversion Date, upon conversion of any shares of the Series C Preferred Stock, the Holders will receive, in addition to the shares of Common Stock, the rights under the rights plan, unless, prior to such Conversion Date, the rights have separated from the shares of Common Stock, in which case the Conversion Price will be adjusted at the time of separation as if the association had made a distribution to all holders of Common Stock as described in clause (d) above, subject to readjustment in the event of the expiration, termination or redemption of such rights.
(h) Reorganization Events.
(1) Upon the occurrence of a Reorganization Event prior to an applicable Conversion Date, each share of Series C Preferred Stock outstanding immediately prior to such Reorganization Event shall, without the consent of any Holders, be entitled to receive, out of the assets of the association or proceeds thereof (whether capital or surplus) available for distribution to stockholders of the association, and after satisfaction of all liabilities and obligations to creditors of the association and subject to the rights of any securities ranking senior to the Series C Preferred Stock, before any distribution of such assets or proceeds is made to or set aside for the holders of Common Stock and any other Junior Stock, in full, the greater of the (1) amount per share equal to two times the Series C Preferred Liquidation Amount or (2) amount equal to the distribution amount of such assets or proceeds of the association as was receivable by a holder of the number of shares of Common Stock into which such share of Series C Preferred Stock was convertible immediately prior to such Reorganization Event (such payment, the “Exchange Property”).
(2) A “Reorganization Event” shall mean:
(i) any consolidation, merger, conversion or other similar business combination of the association with or into another Person, in each case, pursuant to which all or substantially all of the Common Stock outstanding will be converted into cash, securities, or other property of the association or another Person;
(ii) any sale, transfer, lease, or conveyance to another Person of all or substantially all of the property and assets of the association and its subsidiaries, taken as a whole, in each case pursuant to which all of the Common Stock outstanding will be converted into cash, securities, or other property of the association or another Person;
(iii) any reclassification of the Common Stock into securities other than the Common Stock; or
(iv) any statutory exchange of all of the outstanding shares of Common Stock for securities of another Person (other than in connection with a merger or acquisition).
(3) The provisions of this Article Fifth, Section C.7(h) shall similarly apply to successive Reorganization Events or any series of transactions that results in a Reorganization Event and the provisions of Article Fifth, Section C.7(h) shall apply to any shares of capital stock of the association (or any successor) received by the holders of the Common Stock in any such Reorganization Event.
(4) The association (or any successor) shall, at least twenty days prior to the occurrence of any Reorganization Event, provide written notice to the Holders of the anticipated occurrence of such event and of the type and amount of the cash, securities or other property that constitutes the Exchange Property; provided, that no such notice shall be required if the anticipated occurrence of any Reorganization Event is disclosed in any registration statement, prospectus, report, schedule or proxy statement filed with or furnished by the association to the U.S. Securities and Exchange Commission. Failure to deliver such notice shall not affect the operation of this Article Fifth, Section C.7.
(i) No adjustment to the Conversion Price shall be made with respect to a share of Series C Preferred Stock if the Holder thereof has participated in the transaction that would otherwise give rise to an adjustment with respect to such share of Series C Preferred Stock, as a result of holding such share of

Series C Preferred Stock at the time of such transaction (including pursuant to Article Fifth, Section C.4), without having to convert such share of Series C Preferred Stock, as if they held the full number of shares of Common Stock into which each such share of the Series C Preferred Stock held by them may then be converted.
(j) Notwithstanding anything to the contrary herein, an Adjustment Event shall not allow the Holder to acquire a higher percentage of any Class of Voting Securities of the association than the Holder (together with its affiliates for purposes of the BHC Act) beneficially owned immediately prior to such Adjustment Event.
8. Reports as to Adjustments.
Whenever the number of shares of Common Stock into which the shares of the Series C Preferred Stock are convertible is adjusted as provided in Article Fifth, Section C.7, the Corporation shall promptly, but in any event within ten days thereafter, compute such adjustment and furnish to the Holders a notice stating the number of shares of Common Stock into which each share of the Series C Preferred Stock is convertible as a result of such adjustment, a brief statement of the facts requiring such adjustment and the computation thereof and when such adjustment will become effective. Amounts resulting from any calculation hereunder will be rounded to the nearest 1/10,000th.
9. Reservation of Stock.
(a) The association shall reserve and keep available out of its authorized and unissued Common Stock, solely for issuance upon the conversion of shares of Series C Preferred Stock as provided in this Article Fifth, Section C, free from any preemptive or other similar rights, such number of shares of Common Stock as shall from time to time be issuable upon the conversion of all the shares of Series C Preferred Stock then outstanding.
(b) Following the approval of the applicable supplemental listing application, the association hereby covenants and agrees that, for so long as shares of the Common Stock are listed on the NYSE or any other national securities exchange or automated quotation system, the association will, if permitted by the rules of such exchange or automated quotation system, list and keep listed that number of shares of Common Stock issuable upon conversion of shares of all the Series C Preferred Stock.
10. Exclusion of Other Rights.
The shares of Series C Preferred Stock shall not have any voting powers except as expressly described herein, and, except as may otherwise be required by Law, shall not have any preferences or relative, participating, optional or other special rights, other than those specifically set forth herein (as this Article Fifth, Section C may be amended from time to time) and in the Articles of Association. The shares of Series C Preferred Stock shall have no preemptive or subscription rights.
11. Severability of Provisions.
If any voting powers, preferences or relative, participating, optional or other special rights of the Series C Preferred Stock and qualifications, limitations and restrictions thereof set forth in this Article Fifth, Section C (as this Article Fifth, Section C may be amended from time to time) are invalid, unlawful or incapable of being enforced by reason of any rule of Law, all other voting powers, preferences and relative, participating, optional and other special rights of Series C Preferred Stock and qualifications, limitations and restrictions thereof set forth in this Article Fifth, Section C (as so amended) which can be given effect without the invalid, unlawful or unenforceable voting powers, preferences or relative, participating, optional or other special rights of Series C Preferred Stock and qualifications, limitations and restrictions thereof shall, nevertheless, remain in full force and effect, and no voting powers, preferences or relative, participating, optional or other special rights of Series C Preferred Stock or qualifications, limitations and restrictions thereof herein set forth shall be deemed dependent upon any other such voting powers, preferences or relative, participating, optional or other special rights of Series C Preferred Stock or qualifications, limitations and restrictions thereof unless so expressed herein.

12. Cancellation of Series C Preferred Stock.
Any shares of Series C Preferred Stock that have been duly converted in accordance with this Article Fifth, Section C, or reacquired by the association, shall be cancelled promptly thereafter and revert to authorized but unissued shares of Preferred Stock undesignated as to series. Such shares may be designated or redesignated and issued or reissued, as the case may be, as part of any series of Preferred Stock. The association may from time to time take such appropriate action as may be necessary to reduce the authorized number of shares of Series C Preferred Stock solely in accordance with the foregoing.
13. Additional Authorized Shares.
Notwithstanding anything set forth in the Articles of Association or this Article Fifth, Section C to the contrary, the Board or any authorized committee of the Board, without the vote of the Holders, may increase or decrease the number of authorized shares of Series C Preferred Stock or other stock ranking junior or senior to, or on parity with, the Series C Preferred Stock as to dividends and the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the association.
14. Determinations.
The association shall have the sole right to make all calculations called for hereunder. Absent fraud or manifest error, such calculations shall be final and binding on all Holders. The association shall have the power to resolve any ambiguity and its action in so doing, as evidenced by a resolution of the Board, shall be final and conclusive unless clearly inconsistent with the intent hereof. Amounts resulting from any calculation will be rounded, if necessary, to the nearest one ten-thousandth, with five one-hundred thousandths being rounded upwards.
15. No Redemption.
The association may not, at any time, redeem the outstanding shares of the Series C Preferred Stock, other than as otherwise expressly set forth in Article Fifth, Section C.7 with the prior approval of the Office of the Comptroller of the Currency.
16. Maturity.
The Series C Preferred Stock shall be perpetual, unless converted in accordance with this Article Fifth, Section C.
17. Repurchases.
Subject to the limitations imposed herein, the association may purchase and sell shares of Series C Preferred Stock from time to time to such extent, in such manner, and upon such terms as the Board or any duly authorized committee of the Board may determine; provided that any repurchase of shares of Series C Preferred Stock by the association shall require prior approval of the Office of the Comptroller of the Currency.
18. No Sinking Funds.
Shares of Series C Preferred Stock are not subject to the operation of a sinking fund.
19. Notices.
All notices, demands or other communications to be given hereunder shall be in writing and shall be deemed to have been given (a) on the date of delivery if delivered personally to the recipient, or if by email, upon delivery (provided that no auto-generated error or non-delivery message is generated in response thereto), (b) on the first Business Day following the date of dispatch if delivered utilizing a next-day service by a recognized next-day courier or (c) on the earlier of confirmed receipt or the fifth business day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid. All notices hereunder shall be delivered to (i) if to the association, Flagstar Bank, N.A., 102 Duffy Avenue, Hicksville, New York 11801, Attention: Chief Executive Officer, Email: Joseph.Otting@flagstar.com; with a copy to: General Counsel, Email: Bao.Nguyen@flagstar.com, or (ii) if to any Holder or holder of Common Stock, as the case may be, to such Holder or holder at the address listed in the stock record books of the association, or, in each case, such other address or to the attention of such other Person as the recipient party has specified by prior written notice to the sending party.

20. Taxes.
(a) The association and each Holder shall bear their own costs, fees and expenses in connection with any conversion contemplated by Article Fifth, Section C.3, except that the association shall pay any and all transfer taxes, stamp taxes or duties, documentary taxes, or other similar taxes imposed upon the issuance of shares of Common Stock on account of any conversion contemplated by Article Fifth, Section C.3; provided that the association shall not be required to pay any such tax to the extent such tax is payable because a Holder requests Common Stock to be registered in a name other than such registered holder’s name (including in connection with any Convertible Transfer) and no such Common Stock will be so registered unless and until the registered holder making such request has paid such taxes to the association or has established to the satisfaction of the association that such taxes have been paid or are not payable.
(b) Notwithstanding anything herein to the contrary, the association and any applicable withholding agent shall be entitled to deduct and withhold from any consideration otherwise payable on or with respect to the Series C Preferred Stock (including upon conversion of any Series C Preferred Stock) such amounts as it is required to deduct or withhold with respect to the making of such payment under the Internal Revenue Code of 1986, as amended (the “Code”), or any other applicable tax Law. If the Holder is deemed for U.S. federal income tax purposes to have received a distribution with respect to the Series C Preferred Stock, the association and any applicable withholding agent may satisfy any resulting applicable withholding obligations (including with respect to backup withholding) required by applicable Tax Law imposed in connection with such deemed distribution by withholding from any other payments due with respect to the Series C Preferred Stock, including any payments upon conversion, repurchase or redemption of the Series C Preferred Stock. If any amounts are so deducted or withheld and subsequently paid to the applicable Government Entity, such deducted or withheld amounts shall be treated for all purposes hereunder as having be paid to the person to which such amounts would have otherwise been payable.
(c) The association and each Holder each agree that there shall be no deemed distribution on the Series C Preferred Stock pursuant to Section 305(c) of the Code in respect of a difference between the “issue price” and the “redemption price” of the Series C Preferred Stock and except to the extent otherwise required by a “determination” within the meaning of Section 1313(a) of the Code, neither the association nor Holder shall take any position inconsistent therewith.
21. No Stock Certificates.
Notwithstanding anything to the contrary contained in this Article Fifth, Section C, no shares of Series C Preferred Stock shall be issued in physical, certificated form. All shares of Series C Preferred Stock shall be evidenced by book-entry on the record books maintained by the association or its transfer agent.
22. Transfers.
The shares of Series C Preferred Stock are subject to the restrictions on transfer set forth in the Investment Agreements. Any purported transfer in violation of such restrictions shall be null and void.
D. Series D Preferred Stock
1. Designation and Amount. A series of Preferred Stock designated as the “Series D Non-Voting Common Equivalent Stock” (“Series D NVCE Stock”) is hereby established. The total number of authorized shares of Series D NVCE Stock shall be 315,000.
2. Definitions. As used in this Article Fifth, Section D with respect to the Series D NVCE Stock, the following terms shall have the following meanings, unless the context otherwise requires:
“Adjustment Event” has the meaning specified in Article Fifth, Section D.7(a).
“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such specified Person (as used in this definition, the term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through ownership of voting securities, by contract or otherwise).

“Applicable Conversion Rate” means, for each share of Series D NVCE Stock, the number of shares of Common Stock equal to the product of (a) one thousand (1,000) multiplied by (b) the quotient of (i) the Base Price divided by (ii) the then-applicable Conversion Price, subject to adjustment pursuant to Article Fifth, Section D.7 for any applicable event occurring subsequent to the initial determination of the Applicable Conversion Rate.
“Articles of Association” means these Articles of Association, as may be further amended from time to time.
“Base Price” means $2.00.
“BHC Act” means the Bank Holding Company Act of 1956 (as amended) and its implementing regulations.
“Board” means the Board of Directors of the association.
“Business Day” means any day, other than a Saturday, Sunday or other day on which banking institutions in the city of New York, New York are required or authorized by Law to be closed.
“Class of Voting Security” shall be interpreted in a manner consistent with how “class of voting shares” is defined in 12 C.F.R. Section 225.2(q)(3) or any successor provision.
“Closing Date” means the date that any shares of Series D NVCE Stock are first issued.
“Closing Price” of the Common Stock (or other relevant capital stock or equity interest) on any date of determination means the closing sale price or, if no closing sale price is reported, the last reported sale price of the shares of the Common Stock (or other relevant capital stock or equity interest) on the NYSE on such date. If the Common Stock (or other relevant capital stock or equity interest) is not traded on the NYSE on any date of determination, the Closing Price of the Common Stock (or other relevant capital stock or equity interest) on such date of determination means the closing sale price as reported in the composite transactions for the principal U.S. national or regional securities exchange on which the Common Stock (or other relevant capital stock or equity interest) is so listed or quoted, or, if no closing sale price is reported, the last reported sale price on the principal U.S. national or regional securities exchange on which the Common Stock (or other relevant capital stock or equity interest) is so listed or quoted, or if the Common Stock (or other relevant capital stock or equity interest) is not so listed or quoted on a U.S. national or regional securities exchange, the last quoted bid price for the Common Stock (or other relevant capital stock or equity interest) in the over-the-counter market as reported by OTC Markets Group Inc. or a similar organization, or, if that bid price is not available, the market price of the Common Stock (or other relevant capital stock or equity interest) on that date as determined by a nationally recognized independent investment banking firm retained by the association for this purpose.
For purposes of this Article Fifth, Section D, all references herein to the “Closing Price” and “last reported sale price” of the Common Stock (or other relevant capital stock or equity interest) on the NYSE shall be such closing sale price and last reported sale price as reflected on the website of the NYSE (http://www.nyse.com) and as reported by Bloomberg Professional service; provided that in the event that there is a discrepancy between the closing sale price or last reported sale price as reflected on the website of the NYSE and as reported by Bloomberg Professional service, the closing sale price and last reported sale price on the website of the NYSE shall govern.
“Common Stock” means the common stock, $0.01 par value per share, of the association authorized by the association.
“Conversion Date” means the date on which any shares of Series D NVCE Stock shall become convertible into any shares of Common Stock pursuant to Article Fifth, Section D.3(a); provided, however, that if a Conversion Date would otherwise occur on or after an Ex-Date for an issuance, dividend or distribution that results in an adjustment of the Conversion Price pursuant to Article Fifth, Section D.7 and on or before the Record Date for such issuance, dividend or distribution, such Conversion Date shall instead occur on the first calendar day after the Record Date for such issuance, dividend or distribution.
“Conversion Price” means, for each share of Series D NVCE Stock, $6.00, as the same may be adjusted from time to time in accordance with the terms of this Article Fifth, Section D.
“Convertible Transfer” means a transfer by the Holder that is both (i) to a Person who is not an affiliate of the Holder for purposes of the BHC Act and (ii) (A) to the association; (B) in a widespread public distribution;

(C) in which no transferee (or group of associated transferees) would receive 2% or more of the outstanding securities of any Class of Voting Securities of the association; or (D) to a purchaser that would control more than 50% of every Class of Voting Securities of the association without any transfer from the Holder.
“Current Market Price” means, on any date, the average of the daily Closing Price per share of the Common Stock or other securities on each of the five consecutive Trading Days preceding the earlier of the day before the date of the issuance, dividend or distribution in question and the day before the Ex-Date with respect to the issuance or distribution, giving rise to an adjustment to the Conversion Price pursuant to Article Fifth, Section D.7.
“DGCL” means the Delaware General Corporation Law, as amended from time to time.
“Exchange Property” has the meaning specified in Article Fifth, Section D.7(i).
“Ex-Date” means, when used with respect to any issuance, dividend or distribution giving rise to an adjustment to the Conversion Price pursuant to Article Fifth, Section D.7, the first date on which the applicable Common Stock or other securities trade without the right to receive the issuance, dividend or distribution.
“Government Entity” means any (a) federal, state, local, municipal, foreign or other government; (b) governmental entity of any nature (including any governmental agency, branch, department, official, committee or entity and any court or other tribunal), whether foreign or domestic; or (c) body exercising or entitled to exercise any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature, whether foreign or domestic, including any arbitral tribunal and self-regulatory organizations.
“Holder” means the Person in whose name any shares of Series D NVCE Stock are registered, which may be treated by the association as the absolute owner of such shares of Series D NVCE Stock for the purpose of making payment and settling conversion and for all other purposes.
“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended from time to time.
“HSR Amount” means, with respect to any conversion of Series D NVCE Stock hereunder held by a particular Holder, the sum of (a) the product of $2.73 and the aggregate number of shares of Common Stock purchased by the Holder at the Closing, plus (b) the product of $2.73 and the number of shares of Common Stock being issued to such Holder upon any such conversion of Series C Preferred Stock held by such Holder plus (c) the product of $2.73 and the number of shares of Common Stock issued upon any prior conversion of Series C Preferred Stock held by such Holder.
“HSR Approvals” means, with respect to the shares of Series D NVCE Stock of any Holder, the expiration or termination of any applicable waiting period (or extension thereof) under the HSR Act with respect to such Holder’s acquisition or ownership of Common Stock upon conversion of such shares of Series D NVCE Stock.
“HSR Threshold” means $119.5 million.
“Investment Agreements” means the investment agreements, by and between Flagstar Financial, Inc., predecessor to the association, and the investor parties thereto, dated as of March 7, 2024 (as amended, supplemented or restated from time to time).
“Law” means, with respect to any Person, any legal, regulatory and administrative laws, statutes, rules, Orders and regulations applicable to such Person.
“Liens” means any and all liens, charges, security interests, options, claims, mortgages, pledges, proxies, voting trusts or agreements, obligations, understandings or arrangements, or other restrictions on title or transfer of any nature whatsoever.
“NVCE Dividend Amount” has the meaning specified in Article Fifth, Section D.4(a).
“NYSE” means the New York Stock Exchange.
“Order” means any applicable order, injunction, judgment, decree, ruling, or writ of any Government Entity.
“Permanent Warrant” has the meaning set forth in the Investment Agreements.

“Person” means an individual, corporation, partnership, limited partnership, limited liability company, syndicate, person (including a “person” as defined in Sections 13(d)(3) and 14(d) of the Exchange Act), trust, association or entity or government, political subdivision, agency or instrumentality of a government.
“Preferred Stock” has the meaning set forth in the Articles of Association.
“Record Date” means, with respect to any dividend, distribution or other transaction or event in which the holders of the Common Stock have the right to receive any cash, securities or other property or in which the Common Stock is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of holders of the Common Stock entitled to receive such cash, securities or other property (whether such date is fixed by the Board or a duly authorized committee of the Board or by Law, contract or otherwise).
“Reorganization Event” has the meaning specified in Article Fifth, Section D.7(i)((2).
“Series B Preferred Stock” means the Series B Noncumulative Convertible Preferred Stock, par value $0.01 per share, of the association, issued pursuant to the Investment Agreements.
“Series C Preferred Stock” means the Series C Noncumulative Convertible Preferred Stock, par value $0.01 per share, of the association, issued pursuant to the Investment Agreements.
“Series D NVCE Stock” has the meaning specified in Article Fifth, Section D.2.
“Subject Series D Share” means a share of Series D NVCE Stock that is automatically converted pursuant to Article Fifth, Section D.3(a).
“Trading Day” means a day on which the shares of Common Stock:
(i) are not suspended from trading on any national or regional securities exchange or association or over-the-counter market at the close of business; and
(ii) have traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of the Common Stock.
3. Conversion.
(a) Conversion upon Convertible Transfer.
(1) The shares of Series D NVCE Stock shall not be convertible into any other class of capital stock of the association, except in accordance with this Article Fifth, Section D.3. On the terms and in the manner set forth in this Article Fifth, Section D.3, upon the consummation of any Convertible Transfer of shares of Series D NVCE Stock, each outstanding share of Series D NVCE Stock subject to such Convertible Transfer (each, a “Subject Series D Share”) shall automatically convert into a number of shares of Common Stock equal to the Applicable Conversion Rate; provided that, if at that time of the Convertible Transfer, (A) the HSR Approvals are required for the conversion of the Subject Series D Shares into Common Stock and (B) the HSR Approvals have not yet been obtained, then the maximum number of Subject Series D Shares that can convert into Common Stock without receipt of the HSR Approvals shall so convert into Common Stock based on the Applicable Conversion Rate.
(2) On the Conversion Date, the association shall effect the conversion of the Subject Series D Shares by delivering the shares of Common Stock so converted pursuant to Article Fifth, Section D.3(a)(1).
(b) The shares of Common Stock issuable upon conversion of the Subject Series D Shares pursuant to Article Fifth, Section D.3(a)(1) shall be allocated among the applicable Holders in such Convertible Transfer on a pro rata basis of the aggregate dollar amount invested by the Holders on the Closing Date; provided that such allocation shall be subject to any adjustment required to be made so as to not cause, in the event that HSR Approvals have not been obtained, any Holder’s HSR Amount to exceed the HSR Threshold.
(c) Prior to the close of business on any applicable Conversion Date, the shares of Common Stock issuable upon conversion of any shares of Series D NVCE Stock pursuant to Article Fifth,

Section D.3(a)(1) shall not be deemed outstanding for any purpose, and the Holders shall have no rights with respect to the Common Stock (including voting rights, rights to respond to tender offers for the Common Stock, and rights to receive any dividends or other distributions on the Common Stock) by virtue of holding shares of Series D NVCE Stock, except as otherwise expressly set forth in this Article Fifth, Section D.
(d) Effective immediately prior to the close of business on any applicable Conversion Date, the rights of the Holders with respect to the shares of the Series D NVCE Stock so converted shall cease and the Persons entitled to receive shares of Common Stock upon the conversion of such shares of Series D NVCE Stock shall be treated for all purposes as having become the record and beneficial owners of such shares of Common Stock. In the event that the Holders shall not by written notice to the association designate the name in which shares of Common Stock and/or cash, securities or other property (including payments of cash in lieu of fractional shares) to be issued or paid upon conversion of shares of Series D NVCE Stock should be registered or paid or the manner in which such shares should be delivered, the association shall be entitled to register and deliver such shares, and make such payment, in the name of the Holders and in the manner shown on the records of the association.
(e) No fractional shares of Common Stock shall be issued upon any conversion of shares of Series D NVCE Stock. If more than one share of Series D NVCE Stock shall be surrendered for conversion at any one time by the same Holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Series D NVCE Stock so surrendered. Instead of any fractional shares of Common Stock that would otherwise be issuable upon conversion of any Subject Series D Share, the association shall pay an amount in cash (rounded to the nearest cent) equal to the fractional share of Common Stock, that otherwise would be issuable hereunder, multiplied by the Closing Price of the Common Stock determined as of the second Trading Day immediately preceding the applicable Conversion Date.
(f) All shares of Common Stock which may be issued upon conversion of the shares of Series D NVCE Stock will, upon issuance by the association, be duly authorized, validly issued, fully paid and non-assessable, free and clear of all Liens (other than transfer restrictions imposed under applicable securities Laws) and not issued in violation of any preemptive right or Law.
(g) Effective immediately prior to the Conversion Date, dividends or distributions shall no longer be declared on any Subject Series D Shares and such shares shall cease to be outstanding, in each case, subject to the rights of a Holder to receive any declared and unpaid dividends or distributions on such shares and any other payments to which they are otherwise entitled pursuant to Article Fifth, Section D.4 or Article Fifth, Section D.7.
4. Dividend Rights.
(a) From and after the Closing Date to (but excluding) the applicable Conversion Date, (i) the Holders shall be entitled to receive, when, as and if declared by the Board or any duly authorized committee of the Board (but only out of assets legally available therefor under the DGCL) all cash dividends or distributions (including regular quarterly dividends or distributions) declared and paid or made in respect of the shares of Common Stock, at the same time and on the same terms as holders of Common Stock, in an amount per share of Series D NVCE Stock equal to the product of (x) the Applicable Conversion Rate then in effect and (y) any per share dividend or distribution, as applicable, declared and paid or made in respect of each share of Common Stock (the “NVCE Dividend Amount”), and (ii) the Board or any duly authorized committee thereof may not declare and pay any cash dividend or make any cash distribution in respect of Common Stock unless the Board or any duly authorized committee of the Board declares and pays to the Holders, at the same time and on the same terms as holders of Common Stock, the NVCE Dividend Amount per share of Series D NVCE Stock. Notwithstanding any provision in this Article Fifth, Section D.4(a) to the contrary, no Holder of a share of Series D NVCE Stock shall be entitled to receive any dividend or distribution made with respect to the Common Stock where the Record Date for determination of holders of Common Stock entitled to receive such dividend or distribution occurs prior to the date of issuance of such share of Series D NVCE Stock. The foregoing shall not limit or modify the rights of any Holder to receive any dividend or other distribution pursuant to Article Fifth, Section D.7.

(b) Each dividend or distribution declared and paid pursuant to Article Fifth, Section D.4(a) will be payable to Holders of record of shares of Series D NVCE Stock as they appear in the records of the association at the close of business on the same day as the Record Date for the corresponding dividend or distribution to the holders of shares of Common Stock.
(c) Except as set forth in this Article Fifth, Section D, the association shall have no obligation to pay, and the holders of shares of Series D NVCE Stock shall have no right to receive, dividends or distributions at any time, including with respect to dividends or distributions with respect to Common Stock or any other class or series of authorized Preferred Stock. To the extent the association declares dividends or distributions on the Series D NVCE Stock and on any Common Stock but does not make full payment of such declared dividends or distributions, the association will allocate the dividend payments on a pro rata basis among the holders of the shares of Series D NVCE Stock and the holders of any Common Stock then outstanding. For purposes of calculating the allocation of partial dividend payments, the association will allocate dividend payments on a pro rata basis among the Holders and the holders of any Common Stock so that the amount of dividends or distributions paid per share on the shares of Series D NVCE Stock and such Common Stock shall in all cases bear to each other the same ratio that payable dividends or distributions per share on the shares of the Series D NVCE Stock and such Common Stock (but without, in the case of any noncumulative Preferred Stock, accumulation of dividends or distributions for prior dividend periods) bear to each other. The foregoing right shall not be cumulative and shall not in any way create any claim or right in favor of Holders in the event that dividends or distributions have not been declared or paid in respect of any prior calendar quarter.
(d) No interest or sum of money in lieu of interest will be payable in respect of any dividend payment or payments on shares of Series D NVCE Stock that may be in arrears.
(e) Holders shall not be entitled to any dividends or distributions, whether payable in cash, securities or other property, other than dividends or distributions (if any) declared and payable on shares of Series D NVCE Stock as specified in this Article Fifth, Section D.
(f) Notwithstanding any provision in this Article Fifth, Section D to the contrary, Holders shall not be entitled to receive any dividends or distributions on any shares of Series D NVCE Stock on or after the applicable Conversion Date in respect of such shares of Series D NVCE Stock that have been converted as provided herein, except to the extent that any such dividends or distributions have been declared by the Board or any duly authorized committee of the Board and the Record Date for such dividend occurs prior to such applicable Conversion Date.
5. Voting.
(a) Notwithstanding any stated or statutory voting rights, except as set forth in Article Fifth, Section D.5(b), the Holders shall not be entitled to vote (in their capacity as Holders) on any matter submitted to a vote of the stockholders of the association.
(b) So long as any shares of Series D NVCE Stock are outstanding, the association shall not, without the written consent or affirmative vote, given in person or by proxy, at a meeting called for that purpose by holders of at least a majority of the outstanding shares of Series D NVCE Stock, voting as a single and separate class, amend, alter or repeal (including by merger, consolidation or otherwise, and whether in a single transaction or a series of related transactions, other than a Reorganization Event pursuant to which the Series D NVCE Stock is treated in accordance with Article Fifth, Section D.7(i)) any provision of the Articles of Association that would alter, modify or change the preferences, rights, privileges or powers of the Series D NVCE Stock so as to, or in a manner that would, significantly and adversely affect the preferences, rights, privileges or powers of the Series D NVCE Stock; provided, that any such amendment or alteration to any provision of the Articles of Association that alters, modifies or changes the preferences, rights, privileges or powers of a particular Holder so as to, or in a manner that would, significantly and adversely affect the preferences, rights, privileges or powers of such Holder in a manner disproportionate from any other Holder shall require the prior written consent of such significantly and adversely affected Holder; provided, further, that neither (x) any increase in the amount of the authorized or issued Series D NVCE Stock or any securities convertible into Series D NVCE Stock nor (y) the creation and issuance, or an increase in the authorized or issued amount, of any series of Preferred Stock, or any securities convertible into Preferred Stock, ranking equal with and/or junior to the Series D NVCE Stock with respect to the payment of dividends (whether such dividends are cumulative or non-cumulative) and/or the distribution of assets upon the association’s liquidation, dissolution or winding up, in either case, will, in and of itself, be deemed to significantly and adversely affect the preferences, rights, privileges or powers of the Series D NVCE Stock or any Holder and the Holders will have no right to vote their shares of Series D NVCE Stock or consent to such action solely by reason of such an increase, creation or issuance.
(c) Notwithstanding the foregoing, the association shall not, without the written consent or affirmative vote, given in person or by proxy, at a meeting called for that purpose by the unanimous consent of the holders of the outstanding shares of Series D NVCE Stock, amend, alter or repeal (including by merger, consolidation or otherwise, and whether in a single transaction or a series of related transactions, other than a Reorganization Event pursuant to which the Series D NVCE Stock is treated in accordance with Article Fifth, Section D.7(i)) the definitions of Base Price, Conversion Price or Applicable Conversion Rate under this Article Fifth, Section D.
(d) Notwithstanding the foregoing, the Holders shall not have any voting rights set out in Article Fifth, Section D.5(b) if, at or prior to the effective time of the act with respect to which such vote would otherwise be required, all outstanding shares of Series D NVCE Stock shall have been converted into shares of Common Stock.
6. Liquidation.
(a) Subject to the terms hereof, the Series D NVCE Stock shall, consistent with the requirements of 12 C.F.R. Section 3.20(b)(1) (or any successor regulation) with respect to common equity tier 1 capital, rank equally with the Common Stock with respect to dividends or distributions (including regular quarterly dividends) declared by the Board and rights upon any liquidation, dissolution, winding up or similar proceeding of the association, as provided in the Articles of Association; provided, that, in the event of any liquidation, dissolution or winding up of the affairs of the association, holders of the Series D Preferred Stock shall be entitled to receive, in preference to the holders of the Common Stock, an amount per share equal to $0.0001.
(b) For purposes of this Article Fifth, Section D.6, the sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the property and assets of the association shall not be deemed a voluntary or involuntary dissolution, liquidation or winding up of the affairs of the association, nor shall the merger, consolidation or any other business combination transaction of the association into or with any other corporation or Person or the merger, consolidation or any other business combination of any other corporation or Person into or with the association be deemed to be a voluntary or involuntary dissolution, liquidation or winding up of the affairs of the association.
7. Adjustments.
(a) The Conversion Price shall be subject to the adjustments described in this Article Fifth, Section D.7 (each such event set forth in Article Fifth, Section D.7(b) through Section D.7(i), an “Adjustment Event”).
(b) Stock Dividends and Distributions. If the association pays dividends or other distributions on the Common Stock in shares of Common Stock, then the Conversion Price will be adjusted by multiplying the Conversion Price in effect at 5:00 p.m., New York City time on the Trading Day immediately prior to the Ex-Date for such dividend or distribution by the following fraction:

OS0
OS1

Where,
OS0= the number of shares of Common Stock outstanding immediately prior to Ex-Date for such dividend or distribution.

OS1= the sum of (x) the number of shares of Common Stock outstanding immediately prior to the Ex-Date for such dividend or distribution, plus (y) the total number of shares of Common Stock issued in such dividend or distribution.
The adjustment pursuant to this Article Fifth, Section D.7(b) shall become effective at 9:00 a.m., New York City time on the Ex-Date for such dividend or distribution. For the purposes of this Article Fifth, Section D.7(b), the number of shares of Common Stock at the time outstanding shall not include shares held in treasury by the association. If any dividend or distribution described in this Article Fifth, Section D.7(b) is declared but not so paid or made, the Conversion Price shall be readjusted, effective as of the date the Board publicly announces its decision not to make such dividend or distribution, to such Conversion Price that would be in effect if such dividend or distribution had not been declared.
(c) Subdivisions, Splits and Combinations of Common Stock. If the association subdivides, splits or combines the shares of Common Stock, then the Conversion Price will be adjusted by multiplying the Conversion Price in effect at 5:00 p.m., New York City time on the Trading Day immediately prior to the effective date of such share subdivision, split or combination by the following fraction:

OS0
OS1

Where,
OS0= the number of shares of Common Stock outstanding immediately prior to the effective date of such share subdivision, split or combination.
OS1= the number of shares of Common Stock outstanding immediately after the opening of business on the effective date of such share subdivision, split or combination.
The adjustment pursuant to this Article Fifth, Section D.7(c) shall become effective at 9:00 a.m., New York City time on the effective date of such subdivision, split or combination. For the purposes of this Article Fifth, Section D.7(c), the number of shares of Common Stock at the time outstanding shall not include shares held in treasury by the association. If any subdivision, split or combination described in this Article Fifth, Section D.7(c) is announced but the outstanding shares of Common Stock are not subdivided, split or combined, the Conversion Price shall be readjusted, effective as of the date the Board publicly announces its decision not to subdivide, split or combine the outstanding shares of Common Stock, to such Conversion Price that would be in effect if such subdivision, split or combination had not been announced.
(d) Issuance of Stock Purchase Rights. If the association issues to all or substantially all holders of the shares of Common Stock rights or warrants (other than rights or warrants issued pursuant to a dividend reinvestment plan or share purchase plan or other similar plans) entitling them, for a period of up to 45 days from the date of issuance of such rights or warrants, to subscribe for or purchase the shares of Common Stock at less than the Current Market Price on the date immediately preceding the Ex-Date for such issuance, then the Conversion Price will be adjusted by multiplying the Conversion Price in effect at 5:00 p.m., New York City time on the Trading Day immediately prior to the Ex-Date for such issuance by the following fraction:

OS0 + Y
OS0 + X

Where,
OS0= the number of shares of Common Stock outstanding immediately prior to the Ex-Date for such distribution.
X= the total number of shares of Common Stock issuable pursuant to such rights or warrants.
Y= the number of shares of Common Stock equal to the aggregate price payable to exercise such rights or warrants divided by the Current Market Price on the date immediately preceding the Ex-Date for the issuance of such rights or warrants.

Any adjustment pursuant to this Article Fifth, Section D.7(d) shall become effective immediately prior to 9:00 a.m., New York City time, on the Ex-Date for such issuance. For the purposes of this Article Fifth, Section D.7(d), the number of shares of Common Stock at the time outstanding shall not include shares held in treasury by the association. The association shall not issue any such rights or warrants in respect of shares of the Common Stock held in treasury by the association. In the event that such rights or warrants described in this Article Fifth, Section D.7(d) are not so issued, the Conversion Price shall be readjusted, effective as of the date the Board publicly announces its decision not to issue such rights or warrants, to the Conversion Price that would then be in effect if such issuance had not been declared. To the extent that such rights or warrants are not exercised prior to their expiration or shares of Common Stock are otherwise not delivered pursuant to such rights or warrants upon the exercise of such rights or warrants, the Conversion Price shall be readjusted to such Conversion Price that would then be in effect had the adjustment made upon the issuance of such rights or warrants been made on the basis of the delivery of only the number of shares of Common Stock actually delivered. In determining the aggregate offering price payable for such shares of Common Stock, there shall be taken into account any consideration received for such rights or warrants and the value of such consideration (if other than cash, to be reasonably determined by the Board).
(e) Debt or Asset Distributions. If the association distributes to all or substantially all holders of shares of Common Stock evidences of indebtedness, shares of capital stock, securities, cash or other assets (excluding any dividend or distribution referred to in Article Fifth, Section D.7(b), any dividend or distribution paid exclusively in cash, any consideration payable in connection with a tender or exchange offer made by the association or any of its subsidiaries, and any dividend of shares of capital stock of any class or series, or similar equity interests, of or relating to a subsidiary or other business unit in the case of certain spin-off transactions as described below), then the Conversion Price will be adjusted by multiplying the Conversion Price in effect at 5:00 p.m., New York City time on the Trading Day immediately prior to the Ex-Date for such distribution by the following fraction:

SP0 − FMV
SP0

Where,
SP0= the Current Market Price per share of Common Stock on such date.
FMV= the fair market value of the portion of the distribution applicable to one share of Common Stock on such date as reasonably determined by the Board; provided that, if “FMV” as set forth above is equal to or greater than “SP0” as set forth above, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder shall receive on the date on which such distribution is made to holders of Common Stock, for each share of Series D NVCE Stock, the amount of such distribution such Holder would have received had such holder owned a number of shares of Common Stock equal to the Applicable Conversion Rate on the Ex-Date for such distribution. Applicable Conversion Rate on the Ex-Date for such distribution.
In a “spin-off”, where the association makes a distribution to all holders of shares of Common Stock consisting of capital stock of any class or series, or similar equity interests of, or relating to, a subsidiary or other business unit, if a Holder did not participate in such distribution with respect to such shares of Series D NVCE Stock as provided for in Article Fifth, Section D.4, the Conversion Price with respect to such share held by such Holder will be adjusted on the 15th Trading Day after the effective date of the distribution by multiplying such Conversion Price in effect immediately prior to such 15th Trading Day by the following fraction:

MP0
MP0 + MPs

Where,
MP0 = the average of the Closing Prices of the Common Stock over the first 10 Trading Days commencing on and including the fifth Trading Day following the effective date of such distribution.

MPs= the average of the Closing Prices of the capital stock or equity interests representing the portion of the distribution applicable to one share of Common Stock over the first 10 Trading Days commencing on and including the fifth Trading Day following the effective date of such distribution, or, if not traded on a national or regional securities exchange or over-the-counter market, the fair market value of the capital stock or equity interests representing the portion of the distribution applicable to one share of Common Stock on such date as reasonably determined by the Board.
Any adjustment pursuant to this Article Fifth, Section D.7(e) shall become effective immediately prior to 9:00 a.m., New York City time, on the Ex-Date for such distribution. In the event that such distribution described in this Article Fifth, Section D.7(e) is not so paid or made, the Conversion Price shall be readjusted, effective as of the date the Board publicly announces its decision not to pay or make such dividend or distribution, to the Conversion Price that would then be in effect if such dividend or distribution had not been declared.
(f) Cash Distributions. If the association makes a distribution consisting exclusively of cash to all holders of Common Stock, excluding any (i) cash dividend on the Common Stock to the extent a corresponding cash dividend is paid on the Series D NVCE Stock pursuant to Article Fifth, Section D.4(a), (ii) cash that is distributed in a Reorganization Event or as part of a “spin-off” referred to in Article Fifth, Section D.7(e), (iii) dividend or distribution in connection with the association’s liquidation, dissolution or winding-up, and (iv) consideration payable in connection with a tender or exchange offer made by the association or any of its subsidiaries, then in each event, the Conversion Price in effect immediately prior to the Ex-Date for such distribution will be multiplied by the following fraction:

SP0 − DIV
SP0

Where,
SP0= the Closing Price per share of Common Stock on the Trading Day immediately preceding the Ex-Date..
DIV= the amount per share of Common Stock of the cash distribution, as determined pursuant to the introduction to this Article Fifth, Section D.7(f).
In the event that any distribution described in this Article Fifth, Section D.7(f) is not so made, the Conversion Price shall be readjusted, effective as of the date the Board publicly announces its decision not to pay such distribution, to the Conversion Price which would then be in effect if such distribution had not been declared.
Notwithstanding the foregoing, if “DIV” as set forth above is equal to or greater than “SP0” as set forth above, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder shall have the right to receive on the date on which the relevant cash dividend or distribution is distributed to holders of Common Stock, for each share of Series D NVCE Stock, the amount of cash such Holder would have received had such holder owned a number of shares of Common Stock equal to the Applicable Conversion Rate on the Ex-Date for such distribution.
(g) Self-Tender Offers and Exchange Offers. If the association or any of its subsidiaries successfully completes a tender or exchange offer for the Common Stock where the cash and the value of any other consideration included in the payment per share of the Common Stock exceeds the Closing Price per share of the Common Stock on the Trading Day immediately succeeding the expiration of the tender or exchange offer, then the Conversion Price will be adjusted by multiplying the Conversion Price in effect at 5:00 p.m., New York City time prior to the commencement of the offer by the following fraction:

OS0 × SP0
AC + (SP0 × OS1)

Where,
SP0= the Closing Price per share of Common Stock on the Trading Day immediately succeeding the commencement of the tender or exchange offer.
OS0= the number of shares of Common Stock outstanding immediately prior to the expiration of the tender or exchange offer, including any shares validly tendered and not withdrawn.
OS1= the number of shares of Common Stock outstanding immediately after the expiration of the tender or exchange offer (after giving effect to such tender offer or exchange offer).
AC= the aggregate cash and fair market value of the other consideration payable in the tender or exchange offer, as reasonably determined by the Board.
Any adjustment made pursuant to this Article Fifth, Section D.7(g) shall become effective immediately prior to 9:00 a.m., New York City time, on the Trading Day immediately following the expiration of the tender or exchange offer. In the event that the association or one of its subsidiaries is obligated to purchase shares of Common Stock pursuant to any such tender offer or exchange offer, but the association or such subsidiary is permanently prevented by applicable law from effecting any such purchases, or all such purchases are rescinded, then the Conversion Price shall be readjusted to be such Conversion Price that would then be in effect if such tender offer or exchange offer had not been made.
(h) Rights Plans. To the extent that the association has a rights plan in effect with respect to the Common Stock on any Conversion Date, upon conversion of any shares of the Series D NVCE Stock, the Holders will receive, in addition to the shares of Common Stock, the rights under the rights plan, unless, prior to such Conversion Date, the rights have separated from the shares of Common Stock, in which case the Conversion Price will be adjusted at the time of separation as if the association had made a distribution to all holders of Common Stock as described in Article Fifth, Section D.7(e), subject to readjustment in the event of the expiration, termination or redemption of such rights.
(i) Reorganization Events.
(1) Upon the occurrence of a Reorganization Event prior to an applicable Conversion Date, each share of Series D NVCE Stock outstanding immediately prior to such Reorganization Event shall, without the consent of Holders, automatically convert into the types and amounts of securities, cash, and other property that is or was receivable in such Reorganization Event by a holder (other than the counterparty to the Reorganization Event or an Affiliate of such other party) of the number of shares of Common Stock into which such share of Series D NVCE Stock was convertible immediately prior to such Reorganization Event in exchange for such shares of Series D NVCE Stock (such securities, cash, and other property, the “Exchange Property”); provided that, to the extent receipt of any Exchange Property would be prohibited by Law or would require the Holder to obtain any consent, authorization, approval, license or permit of any Governmental Entity to acquire or hold the Exchange Property, then the portion of the Series D NVCE Stock of such Holder that such Holder is prohibited by Law or requires such action to acquire or hold shall instead either (A) convert into a substantially identical non-voting security (with commensurate voting powers and conversion rights as the Series D NVCE Stock hereunder) of the entity surviving such Reorganization Event or other entity in which holders of shares of Common Stock receive securities in connection with such Reorganization Event or (B) if proper provision is not made to give effect to the foregoing subclause (A), remain outstanding without any alterations to the terms thereof and be convertible into the Exchange Property.
(2) A “Reorganization Event” shall mean:
(i) any consolidation, merger, conversion or other similar business combination of the association with or into another Person, in each case, pursuant to which all or substantially all of the Common Stock outstanding will be converted into cash, securities, or other property of the association or another Person;

(ii) any sale, transfer, lease, or conveyance to another Person of all or substantially all of the property and assets of the association and its subsidiaries, taken as a whole, in each case pursuant to which all of the Common Stock outstanding will be converted into cash, securities, or other property of the association or another Person;
(iii) any reclassification of the Common Stock into securities other than the Common Stock; or
(iv) any statutory exchange of all of the outstanding shares of Common Stock for securities of another Person (other than in connection with a merger or acquisition).
(3) In the event that holders of the shares of the Common Stock have the opportunity to elect the form of consideration to be received in such Reorganization Event, the association shall ensure that the Holders have the same opportunity to elect the form of consideration in accordance with the same procedures and pro ration mechanics that apply to the election to be made by the holders of the Common Stock. The amount of Exchange Property receivable upon conversion of any Series D NVCE Stock shall be determined based upon the Conversion Price in effect on the date on which such Reorganization Event is consummated.
(4) The provisions of this Article Fifth, Section D.7(i) shall similarly apply to successive Reorganization Events or any series of transactions that results in a Reorganization Event and the provisions of Article Fifth, Section D.7(i) shall apply to any shares of capital stock of the association (or any successor) received by the holders of the Common Stock in any such Reorganization Event.
(5) The association (or any successor) shall, at least twenty (20) days prior to the occurrence of any Reorganization Event, use reasonable best efforts to provide written notice to the Holders of the anticipated occurrence of such event and of the type and amount of the cash, securities or other property that constitutes the Exchange Property; provided, that no such notice shall be required if the anticipated occurrence of any Reorganization Event is disclosed in any registration statement, prospectus, report, schedule or proxy statement publicly filed with or furnished by the association to the U.S. Securities and Exchange Commission. Failure to deliver such notice shall not affect the operation of this Article Fifth, Section D.7.
(6) The association shall not enter into any agreement for a transaction constituting a Reorganization Event unless such agreement provides for the conversion of the Series D NVCE Stock into the Exchange Property in a manner that is consistent with and gives effect to this Article Fifth, Section D.7(i).
(j) No adjustment to the Conversion Price shall be made with respect to a share of Series D NVCE Stock if the Holder thereof has participated in the transaction that would otherwise give rise to an adjustment with respect to such share of Series D NVCE Stock, as a result of holding such share of Series D NVCE Stock at the time of such transaction (including pursuant to Article Fifth, Section D.4), without having to convert such share of Series D NVCE Stock, as if they held the full number of shares of Common Stock into which each such share of the Series D NVCE Stock held by them may then be converted.
(k) Notwithstanding anything to the contrary herein, an Adjustment Event shall not allow the Holder to acquire a higher percentage of any Class of Voting Securities of the association than the Holder (together with its affiliates for purposes of the BHC Act) beneficially owned immediately prior to such Adjustment Event.
8. Reports as to Adjustments. Whenever the number of shares of Common Stock into which the shares of the Series D NVCE Stock are convertible is adjusted as provided in Article Fifth, Section D.7, the association shall promptly, but in any event within ten days thereafter, compute such adjustment and furnish to the Holders a notice stating the number of shares of Common Stock into which each share of the Series D NVCE Stock is convertible as a result of such adjustment, a brief statement of the facts requiring such adjustment and the computation thereof and when such adjustment will become effective. Amounts resulting from any calculation hereunder will be rounded to the nearest 1/10,000th.

9. Reservation of Stock.
(a) The association shall reserve and keep available out of its authorized and unissued Common Stock, solely for issuance upon the conversion of shares of Series D NVCE Stock as provided in this Article Fifth, Section D, free from any preemptive or other similar rights, such number of shares of Common Stock as shall from time to time be issuable upon the conversion of all the shares of Series D NVCE Stock then outstanding.
(b) Following the approval of the applicable supplemental listing application with NYSE, the association hereby covenants and agrees that, for so long as shares of the Common Stock are listed on the NYSE or any other national securities exchange or automated quotation system, the association will, if permitted by the rules of such exchange or automated quotation system, list and keep listed that number of shares of Common Stock issuable upon conversion of shares of all the Series D NVCE Stock.
10. Exclusion of Other Rights. The shares of Series D NVCE Stock shall not have any voting powers except as expressly described herein, and, except as may otherwise be required by Law, shall not have any preferences or relative, participating, optional or other special rights, other than those specifically set forth in the Articles of Association (as may be amended from time to time). The shares of Series D NVCE Stock shall have no preemptive or subscription rights.
11. Severability of Provisions. If any voting powers, preferences or relative, participating, optional or other special rights of the Series D NVCE Stock and qualifications, limitations and restrictions thereof set forth in this Article Fifth, Section D (as this Article Fifth, Section D may be amended from time to time) are invalid, unlawful or incapable of being enforced by reason of any rule of Law, all other voting powers, preferences and relative, participating, optional and other special rights of Series D NVCE Stock and qualifications, limitations and restrictions thereof set forth in this Article Fifth, Section D (as so amended) which can be given effect without the invalid, unlawful or unenforceable voting powers, preferences or relative, participating, optional or other special rights of Series D NVCE Stock and qualifications, limitations and restrictions thereof shall, nevertheless, remain in full force and effect, and no voting powers, preferences or relative, participating, optional or other special rights of Series D NVCE Stock or qualifications, limitations and restrictions thereof herein set forth shall be deemed dependent upon any other such voting powers, preferences or relative, participating, optional or other special rights of Series D NVCE Stock or qualifications, limitations and restrictions thereof unless so expressed herein.
12. Cancellation of Series D NVCE Stock. Any shares of Series D NVCE Stock that have been duly converted in accordance with this Article Fifth, Section D, or reacquired by the association, shall be cancelled promptly thereafter and revert to authorized but unissued shares of Preferred Stock undesignated as to series. Such shares may be designated or redesignated and issued or reissued, as the case may be, as part of any series of Preferred Stock. The association may from time to time take such appropriate action as may be necessary to reduce the authorized number of shares of Series D NVCE Stock solely in accordance with the foregoing.
13. Additional Authorized Shares. Notwithstanding anything set forth in the Articles of Association to the contrary, the Board or any authorized committee of the Board, without the vote of the Holders, may increase or decrease the number of authorized shares of Series D NVCE Stock or other stock ranking junior or senior to, or on parity with, the Series D NVCE Stock as to dividends and the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the association.
14. Determinations. The association shall have the sole right to make all calculations called for hereunder. Absent fraud or manifest error, such calculations shall be final and binding on all Holders. The association shall have the power to resolve any ambiguity and its action in so doing, as evidenced by a resolution of the Board, shall be final and conclusive unless clearly inconsistent with the intent hereof. Amounts resulting from any calculation will be rounded, if necessary, to the nearest one ten-thousandth, with five one-hundred thousandths being rounded upwards.
The Series D NVCE Stock is intended to qualify as common equity tier 1 capital for purposes of 12 C.F.R. Section 3.20(b)(1) (or any successor regulation), and the terms of this Article Fifth, Section D shall be interpreted, construed and applied to achieve such regulatory capital treatment.

15. No Redemption. The association may not, at any time, redeem the outstanding shares of the Series D NVCE Stock, other than as otherwise expressly set forth in Article Fifth, Section D.7 with the prior approval of the Office of the Comptroller of the Currency.
16. Maturity. The Series D NVCE Stock shall be perpetual, unless converted in accordance with this Article Fifth, Section D.
17. Repurchases. Subject to the limitations imposed herein, the association may purchase and sell shares of Series D NVCE Stock from time to time to such extent, in such manner, and upon such terms as the Board or any duly authorized committee of the Board may determine; provided that any repurchase of shares of Series D NVCE Stock by the association shall require prior approval of the Office of the Comptroller of the Currency.
18. No Sinking Fund. Shares of Series D NVCE Stock are not subject to the operation of a sinking fund.
19. Notices. All notices, demands or other communications to be given hereunder shall be in writing and shall be deemed to have been given (a) on the date of delivery if delivered personally to the recipient, or if by email, upon delivery (provided that no auto-generated error or non-delivery message is generated in response thereto), (b) on the first Business Day following the date of dispatch if delivered utilizing a next-day service by a recognized next-day courier or (c) on the earlier of confirmed receipt or the fifth business day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid. All notices hereunder shall be delivered to (i) if to the association, Flagstar Bank, N.A., 102 Duffy Avenue, Hicksville, New York 11801, Attention: Chief Executive Officer, Email: Joseph.Otting@flagstar.com; with a copy to: General Counsel, Email: Bao.Nguyen@flagstar.com, or (ii) if to any Holder or holder of Common Stock, as the case may be, to such Holder or holder at the address listed in the stock record books of the association, or, in each case, such other address or to the attention of such other Person as the recipient party has specified by prior written notice to the sending party.
20. Taxes.
(a) The association and each Holder shall bear their own costs, fees and expenses in connection with any conversion contemplated by Article Fifth, Section D.3(a)(1), except that the association shall pay any and all transfer taxes, stamp taxes or duties, documentary taxes, or other similar taxes in connection with, or arising by reason of, any issuance or delivery of shares of Series D NVCE Stock or Common Stock or other securities issued on account of Series D NVCE Stock pursuant hereto, including in connection with any conversion contemplated by Article Fifth, Section D.3(a)(1); provided that the association shall not be required to pay any such tax that may be payable in connection with any conversion contemplated by Article Fifth, Section D.3(a)(1) to the extent such tax is payable because a registered holder of Series D NVCE Stock requests Common Stock to be registered in a name other than such registered holder’s name and no such Common Stock will be so registered unless and until the registered holder making such request has paid such taxes to the association or has established to the satisfaction of the association that such taxes have been paid or are not payable.
(b) The association and each Holder agree that (i) it is intended that the Series D NVCE Stock not constitute “preferred stock” within the meaning of Section 305 of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder and (ii) except to the extent otherwise required by a “determination” within the meaning of Section 1313(a) of the Code, neither the association nor any Holder shall treat the Series D NVCE Stock as such for United States federal income tax or withholding tax purposes or otherwise take any position inconsistent with such treatment.
(c) Notwithstanding anything herein to the contrary, the association shall be entitled to deduct and withhold from any consideration otherwise payable on or with respect to the Series D NVCE Stock such amounts as it is required to deduct or withhold with respect to the making of such payment under the Code, or any other applicable tax Law. If any amounts are so deducted or withheld and subsequently paid to the applicable Government Entity, such deducted or withheld amounts shall be treated for all purposes hereunder as having been paid to the person to which such amounts would have otherwise been payable.

21. No Stock Certificates. Notwithstanding anything to the contrary contained in this Article Fifth, Section D, no shares of Series D NVCE Stock shall be issued in physical, certificated form. All shares of Series D NVCE Stock shall be evidenced by book-entry on the record books maintained by the association or its transfer agent.
Unless otherwise specified in the Articles of Association or required by law, (1) all matters shall be determined by a majority of the votes cast affirmatively or negatively including amendments to the Articles of Association, and (2) each shareholder shall be entitled to one vote per share.
Unless otherwise specified in the Articles of Association or required by law, all shares of voting stock shall be voted together as a class, on any matters requiring shareholder approval. If a proposed amendment would affect two or more classes or series in the same or a substantially similar way, all the classes or series so affected, must vote together as a single voting group on the proposed amendment.
All shares of Common Stock shall be entitled to receive any dividends duly declared by the association on a pro rata basis.
Shares of one class or series may be issued as a dividend for shares of the same class or series on a pro rata basis and without consideration. Shares of one class or series may be issued as share dividends for a different class or series of stock if approved by a majority of the votes entitled to be cast by the class or series to be issued, unless there are no outstanding shares of the class or series to be issued. Unless otherwise provided by the board of directors, the record date for determining shareholders entitled to a share dividend shall be the date authorized by the board of directors for the share dividend.
Unless otherwise provided in the Bylaws, the record date for determining shareholders entitled to notice of and to vote at any meeting is the close of business on the day before the first notice is mailed or otherwise sent to the shareholders, provided that in no event may a record date be more than 70 days before the meeting.
The association, at any time and from time to time, may authorize and issue debt obligations, whether or not subordinated, without the approval of the shareholders. Obligations classified as debt, whether or not subordinated, which may be issued by the association without the approval of shareholders, do not carry voting rights on any issue, including an increase or decrease in the aggregate number of the securities, or the exchange or reclassification of all or part of securities into securities of another class or series.
SIXTH. The board of directors shall appoint one of its members president of this association, and one of its members chairperson of the board and shall have the power to appoint one or more vice presidents, a secretary who shall keep minutes of the directors’ and shareholders’ meetings and be responsible for authenticating the records of the association, and such other officers and employees as may be required to transact the business of this association. A duly appointed officer may appoint one or more officers or assistant officers if authorized by the board of directors according to the Bylaws.
The board of directors shall have the power to:
(1)	Define the duties of the officers, employees, and agents of the association.
(2)	Delegate the performance of its duties, but not the responsibility for its duties, to the officers, employees, and agents of the association.
(3)	Fix the compensation and enter into employment contracts with its officers and employees upon reasonable terms and conditions consistent with applicable law.
(4)	Dismiss officers and employees.
(5)	Require bonds from officers and employees and to fix the penalty thereof.
(6)	Ratify written policies authorized by the association’s management or committees of the board.
(7)
Regulate the manner in which any increase or decrease of the capital of the association shall be made, provided that nothing herein shall restrict the power of shareholders to increase or decrease the capital of the association according to law, and nothing shall raise or lower from two-thirds the percentage required for shareholder approval to increase or reduce the capital.

(8)	Manage and administer the business and affairs of the association.

(9)	Adopt initial Bylaws for managing the business and regulating the affairs of the association that are not inconsistent with law or the Articles of Association.
(10)	Amend or repeal the Bylaws, except to the extent that the Articles of Association reserve this power in whole or in part to shareholders.
(11)	Make contracts.
(12)	Generally perform all acts that are legal for a board of directors to perform.
SEVENTH. The board of directors shall have the power to change the location of the main office to any authorized branch within the limits of Hicksville, New York without the approval of the shareholders, or with a vote of shareholders owning two-thirds of the stock of such association for a relocation outside such limits and upon receipt of a certificate of approval from the Comptroller of the Currency, to any other location within or outside the limits of Hicksville, New York, but not more than 30 miles beyond such limits. The main office location may also be changed pursuant to 12 USC 1831u(d)(1) or other applicable law. The board of directors shall have the power to establish or change the location of any branch or branches of the association to any other location permitted under applicable law, without approval of shareholders, subject to approval by the Comptroller of the Currency.
EIGHTH. The corporate existence of this association shall continue until termination according to the laws of the United States.
NINTH. A national bank must mail shareholders notice of the time, place, and purpose of all shareholders’ meetings at least 10 days prior to the meeting by first class mail, unless the OCC determines that an emergency circumstance exists. Unless otherwise provided by the Bylaws or the Articles of Association, any action requiring approval of shareholders must be effected at an annual or special meeting. If action requiring approval of the shareholders is effected at an annual or special meeting, the meeting must be duly called.
TENTH. A director of the association shall not be personally liable to the association or its shareholders for damages for any breach of duty as a director, except to the extent that such exemption from liability or limitation thereof is not permitted under applicable law. No amendment, modification or repeal of this Article TENTH shall adversely affect any right or protection of a director that exists at the time of such amendment, modification or repeal.
The bank may make or agree to make indemnification payments to an institution-affiliated party, as defined at 12 USC 1813(u), for an administrative proceeding or civil action initiated by any federal banking agency, that are reasonable and consistent with the requirements of 12 USC 1828(k), 12 CFR 359, and 12 CFR 7.2014.
The bank may indemnify an institution-affiliated party, as defined at 12 USC 1813(u), for damages and expenses, including the advancement of expenses and legal fees, in cases involving an administrative proceeding or civil action not initiated by a federal banking agency, in accordance with the Delaware General Corporation Law, Del. Code Ann. Tit. 8 (1991, as amended 1994, and as amended thereafter), provided such payments are consistent with safe and sound banking practices.
The association may, upon affirmative vote of a majority of its board of directors, purchase and maintain insurance to indemnify its institution-affiliated parties, as defined at 12 U.S.C. § 1813(u), to the extent that such indemnification is allowed in these Articles of Association or the Bylaws; provided, however, that no such insurance shall include coverage for the cost of any judgment or civil money penalty assessed against such person in an administrative proceeding or civil action commenced by any federal banking agency. Such insurance may, but need not, be for the benefit of all institution-affiliated parties.
If this Article TENTH or any part hereof, shall be held unenforceable in any respect by a court of competent jurisdiction, it shall be deemed modified to the minimum extent necessary to make it enforceable, and the remainder of this Article TENTH shall remain fully enforceable.
ELEVENTH. These Articles of Association may be amended in any manner prescribed by the National Bank Act and at any regular or special meeting of the shareholders by the affirmative vote of the holders of a majority of the stock of this association, unless the vote of the holders of a greater amount of stock is required by law, and in that case by the vote of the holders of such greater amount. The association’s board of directors may propose one or more amendments to the Articles of Association for submission to the shareholders.

* * * *
In witness whereof, we have hereunto set our hands this      -   day of       , 2025.

Joseph M. Otting
Milton Berlinski
Alessandro P. DiNello
Alan Frank
Marshall Lux
Steven T. Mnuchin
Allen C. Puwalski
Jennifer R. Whip
Brian R. Callanan

Notary’s Affirmation
Subscribed and sworn (affirmed) to before the undersigned, who is not an officer of the above-named bank, this    day of      , 2025.
Notary Public:
Commission Expires:

APPENDIX C: AMENDED AND RESTATED BYLAWS OF FLAGSTAR BANK, NATIONAL ASSOCIATION
AMENDED AND RESTATED
BYLAWS
OF
FLAGSTAR BANK, NATIONAL ASSOCIATION
ARTICLE I
OFFICES; GOVERNANCE PROCEDURES
Section 1.01 Business Offices. Flagstar Bank, National Association (the “Association”) may have such offices, either within or outside New York, as the board of directors of the Association (the “Board of Directors”) may from time to time determine or as the business of the Association may from time to time require.
Section 1.02 Principal Office. The principal office of the Association shall be located at any place either within or outside New York. The Association shall maintain at its principal office a copy of such corporate records as required by applicable law of these Bylaws.
Section 1.03 Governance Procedures. The Association elects to follow, to the extent not inconsistent with applicable Federal banking statutes or regulations, or bank safety and soundness, the corporate governance procedures of Delaware General Corporation Law, Del. Code Ann. Tit. 8. The Association elects not to be governed by the requirements of Section 203 of Delaware General Corporate Law.
ARTICLE II
SHAREHOLDERS
Section 2.01 Annual Meeting. The annual meeting of the shareholders shall be held each year on a date and at a time and place designated by the Board of Directors. In the absence of such designation, the annual meeting of shareholders shall be held on the last Tuesday during the month of May of each year. If the day fixed for the annual meeting is a legal holiday in New York, then the meeting shall be held at the same time and place on the next succeeding banking day. At the meeting, directors shall be elected and any other proper business may be transacted. If the election of directors shall not be held on the day designated for any annual meeting of the shareholders, or at any adjournment thereof, the Board of Directors shall cause the election to be held at a meeting of the shareholders as soon thereafter as may be convenient. Failure to hold an annual meeting as required by these Bylaws shall not affect the validity of any corporate action or work a forfeiture or dissolution of the Association.
Section 2.02 Special Meetings.
(a) Special meetings of shareholders may be called by the Board or, solely to the extent required by Section 2.02(b) of these Bylaws, the Secretary. The notice of such meeting shall state the purpose of such meeting and no business shall be transacted thereat except as stated in the notice thereof.
(b) A special meeting of shareholders shall be called by the Secretary at the written request (a “Special Meeting Request”) of any one or more shareholders owning, in the aggregate, not less than 25 percent of the votes entitled to be cast on any issue proposed to be considered at the meeting (the “Requisite Percentage”) based on the number of outstanding voting shares of the Association most recently disclosed prior to the date of the Special Meeting Request by the Association in its filings with the Office of the Comptroller of the Currency or other applicable regulator. A Special Meeting Request to the Secretary shall be signed by each shareholder requesting the special meeting (each, a “Requesting Shareholder”), and shall be accompanied by a notice setting forth (x) with respect to each Requesting Shareholder and any proposed nominee (if the special meeting is called for the election of one or more Directors), the information, representations and agreements described in Section 2.16(a)(iii) and (v) of these Bylaws, or (y) with respect to each Requesting Shareholder and proposal (if the special meeting is called for the consideration of any other matter), the information, representations and agreements described in Section 2.16(a)(iv) and (v) of these Bylaws. Requesting Shareholders who collectively hold at least the Requisite Percentage on the date the Special Meeting Request is submitted to the Secretary must: (i) continue to hold at least the number of shares of stock set forth in the Special Meeting Request with respect to each such Requesting Shareholder through the date of the special meeting; (ii) submit a written certification (an “Ownership Certification”) confirming the continuation of such holdings on the business day immediately preceding the special meeting, which Ownership Certification shall include the information required by Section 2.16(a)(v) of these bylaws; and (iii) notify the Association immediately in the case of any reduction prior to the date of the requested special meeting of shares of capital stock owned beneficially or of record by such Requesting Shareholder and acknowledge that any such reduction shall be deemed a revocation of such Special Meeting Request if the number of shares so owned by such Requesting Shareholder has been reduced below the Requisite Percentage.
(c) The date of any special meeting called pursuant to Section 2.02(b) of these Bylaws shall not be more than 90 days after a Special Meeting Request that satisfies the requirements of Section 2.02(b) of these Bylaws is received by the Secretary. The date, place, if any, and hour of such special meeting shall be set forth in the notice of special meeting. If more than one valid Special Meeting Request is received by the Secretary within a 90-day period, all items of business contained in such Special Meeting Requests may be presented at one special meeting.
(d) Notwithstanding the provisions of Sections 2.02 (b) and (c) of these Bylaws, a special meeting requested by shareholders pursuant to Section 2.02 (b) of these Bylaws shall not be held if:
(i) the Special Meeting Request does not comply with Section 2.02(b) of these Bylaws;
(ii) the Special Meeting Request relates to an item of business that is not a proper subject for shareholder action under applicable law;
(iii) the Special Meeting Request is received by the Association during the period commencing 90 days prior to the first anniversary of the date of the immediately preceding annual meeting of shareholders and ending on the date of the next annual meeting;
(iv) an annual or special meeting of shareholders that included a substantially similar item of business (“Similar Business”) (as determined in good faith by the Board) was held not more than 120 days before the Special Meeting Request was received by the Secretary; provided, however, that this clause (iv) does not apply if a material corporate event relating to the item of business has occurred since the date of such prior annual or special meeting;
(v) two or more special meetings of shareholders called pursuant to the request of shareholders have been held within the 12-month period before the Special Meeting Request was received by the Secretary;
(vi) the Board has called or calls for an annual or special meeting of shareholders to be held within 90 days after the Special Meeting Request is received by the Secretary, and the Board determines in good faith that the business to be conducted at such meeting includes the Similar Business;
(vii) such Special Meeting Request was made in a manner that involved a violation of the proxy rules of the Securities and Exchange Commission or other applicable law; or
(viii) the Requesting Shareholders fail to own the Requisite Percentage at all times on and between the date of the Special Meeting Request and the date of the requested special meeting.
For purposes of this Section 2.02(d), the nomination, election or removal of Directors shall be deemed to be Similar Business with respect to all items of business involving the nomination, election or removal of Directors, changing the size of the Board and filling of vacancies and/or newly created Directorships resulting from any increase in the authorized number of Directors.
(e) Any Requesting Shareholder may revoke such shareholder’s participation in a Special Meeting Request at any time by written revocation delivered to the Secretary and if, following any such revocation, there are outstanding unrevoked requests from shareholders holding less than the Requisite Percentage, the Board may, in its discretion, cancel the special meeting. If none of the Requesting Shareholders appears or sends a Qualified Representative to present the business to be presented for consideration that was specified in the Special Meeting Request, or, if the Ownership Certification does not confirm that the Requesting Shareholders continue to hold the Requisite Percentage, the Association need not present such business for a vote at such special meeting. For purposes of these Bylaws, a “Qualified Representative” of any shareholder shall mean a person who is a duly authorized officer, manager, or partner of such shareholder, or another individual who is authorized in a writing signed by such shareholder, or an electronic transmission delivered to the Secretary by such shareholder, to act as its proxy at the applicable shareholder meeting and who produces the writing or the electronic transmission or a reliable reproduction of either.
(f) Business conducted at a special meeting requested by shareholders pursuant to Section 2.02(b) of these Bylaws shall be limited to the matters described in the applicable Special Meeting Request; provided, however, that nothing herein shall prohibit the Board from submitting matters to the shareholders at any such special meeting.
(g) Compliance by a Requesting Shareholder with the requirements of this Section 2.02 shall be determined in good faith by the Board (or, to the extent expressly provided in this Section 2.02, any person to whom the Board has expressly delegated authority for such purpose).
Section 2.03 Place of Meetings. Each annual or special meeting of the shareholders shall be held at such place, either within or outside New York, as may be designated by the Board of Directors. The Board of Directors shall have the right to determine that a shareholder meeting not be held at a place, but instead be held solely by means of remote communication in the manner and to the extent permitted by the Delaware General Corporation Law. In the absence of any such designation, meetings shall be held at the principal office of the Association.
Section 2.04 Notice of Meetings.
(a) Required Notice. The Association shall give notice to shareholders of the date, time, and place of each annual and special meeting of the shareholders no fewer than ten (10) nor more than sixty (60) days before the meeting date, by first class mail or email, unless the Office of the Comptroller of the Currency (the “OCC”) determines that an emergency circumstance exists. Unless otherwise required by law or the Association’s Articles of Association, as it may have been amended, restated, or otherwise modified from time to time (the “Articles of Association”), the Association is required to give the notice only to shareholders entitled to vote at the meeting.
(b) Contents of Notice. The notice of each special meeting must include a description of the purpose or purposes for which the meeting is called. Except as provided in this Section 2.04(b), or as otherwise required by applicable law, or the Articles of Association, notice of an annual meeting need not include a description of the purpose or purposes for which the meeting is called.
(c) Adjourned Meeting. If any annual or special meeting of shareholders is adjourned to a different date, time or place, then, subject to the requirements of the following sentence, notice need not be given of the new date, time and place if the new date, time and place are announced at the meeting before adjournment. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date for the adjourned meeting is or must be fixed under Section 2.05 of these Bylaws, notice of the adjourned meeting must be given pursuant to the requirements of paragraph 2.04(a) of these Bylaws to shareholders of record entitled to vote at the meeting.
Section 2.05 Fixing of Record Date. For the purpose of determining shareholders of entitled to: (i) notice of or to vote at any meeting of shareholders or any adjournment thereof; (ii) take action without a meeting; (iii) demand a special meeting; (iv) receive payment of any distribution or share dividend; or (v) take any other action, the Board of Directors may fix in advance a date as the record date in reasonable proximity to the date that notice is given to such shareholders, which record date shall not precede the date on which the resolution fixing the record date is adopted and which record date shall not be more than sixty (60) days nor less than ten (10) days before the date of any meeting of shareholders, nor more than sixty (60) days prior to the time for such other action as hereinbefore described. If no record date is otherwise fixed by the Board of Directors as provided herein, then the record date for the purposes set forth below shall be the close of business on the dates indicated:
(a) With respect to a determination of shareholders entitled to notice of and to vote at an annual or special meeting of shareholders, the day before the first notice is delivered to shareholders;

(b) With respect to a determination of shareholders entitled to demand a special meeting of shareholders, the later of (i) the earliest date of any of the demands pursuant to which the meeting is called, and (ii) the date that is sixty days prior to the date the first of the written demands pursuant to which the meeting is called is received by the Association;
(c) With respect to a determination of shareholders entitled to a share dividend, the date the Board of Directors authorizes the share dividend; and
(d) With respect to a determination of shareholders entitled to a distribution (other than one involving a purchase or reacquisition of shares for which no record date is necessary), the date the Board of Directors authorizes the distribution.
A determination of shareholders entitled to notice of or to vote at any meeting of shareholders is effective for any adjournment of the meeting unless the Board of Directors fixes a new record date, which it must do if the meeting is adjourned to a date more than 120 days after the date fixed for the original meeting.
Section 2.06 Shareholder List for Meetings. The officer or agent having charge of the stock transfer books for shares of the Association shall prepare a list of the names of all shareholders entitled to be given notice of, and to vote at, each meeting of shareholders. The list must be in alphabetical order within each class or series of shares and must show the address of, and the number of shares held by, each shareholder. The list shall presumptively determine the identity of the shareholders entitled to vote at the meeting and the number of shares held by each of them. The shareholder list must be available for inspection by any shareholder, beginning ten days before the meeting for which the list was prepared and continuing through the meeting and any adjournments thereof. The list must be available at the Association’s principal office or at a place identified in the meeting notice in the city where the meeting is to be held. A shareholder or a shareholder’s agent or attorney is entitled, on written demand to the Association, to inspect and copy the list during regular business hours during the period it is available for inspection. The list is to be available at the meeting for which it was prepared, and any shareholder or any shareholder’s agent or attorney is entitled to inspect the list at any time during the meeting for any purpose germane to the meeting. The shareholder list is to be maintained in written form or in another form capable of conversion into written form within a reasonable time.
Section 2.07 Shareholder Quorum and Voting Requirements.
The holders of a majority of all of the shares of the stock entitled to vote at the meeting, present in person or by proxy, shall constitute a quorum for all purposes, unless or except to the extent that the presence of a larger number may be required by law. Where a separate vote by a class or classes is required, a majority of the shares of such class or classes present in person or represented by proxy shall constitute a quorum entitled to take action with respect to that vote on that matter.
Once a share is represented for any purpose at a meeting, including the purpose of determining that a quorum exists, it is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of the meeting, unless a new record date is or must be set for the adjourned meeting.
If a quorum exists, in all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the shareholders, unless the Articles of Association, a bylaw hereof or applicable law requires a greater number of affirmative votes.
Section 2.08 Proxies. At all meetings of shareholders, a shareholder may vote in person or by proxy. A shareholder may appoint a proxy by signing an appointment form, either personally or by the shareholder’s attorney-in-fact, or by any of the other means permitted under applicable law.
A shareholder may authorize another person or persons to act for such shareholder as proxy by transmitting or authorizing the transmission of an electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided that any such electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by shareholder. Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission created pursuant to this paragraph may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.
A proxy appointment is valid for three years unless a longer period is expressly provided in the appointment form. Any person or group of persons, except the Association’s officers, clerks, tellers, or bookkeepers, may be designated as proxy. The Association’s directors or attorneys may act as proxy if they are not also employed as an officer, clerk, teller or bookkeeper of the Association.
Section 2.09 Voting of Shares. Unless otherwise provided in the Articles of Association or other applicable law, each outstanding share, regardless of class, is entitled to one vote, and each fractional share is entitled to a corresponding fractional vote, on each matter voted on at a shareholders’ meeting. Only shares are entitled to vote.
Section 2.10 No Shareholder Action by Consent. No action required to be taken or which may be taken at any annual or special meeting of shareholders may be taken without a meeting, and the power of shareholders to consent, without a meeting, to the taking of any action is specifically denied.
Section 2.11 Chairperson of Meetings of Shareholders. Meetings of shareholders shall be presided over by the Chairperson of the Board of Directors; or in the absence of the Chairperson of the Board of Directors, by the Chief Executive Officer; or in the absence of the Chief Executive Officer, by a chairperson designated by the Chairperson of the Board of Directors. A Secretary, or in the absence of a Secretary, an Assistant Secretary, shall act as secretary of the meeting, but in the absence of a Secretary and any Assistant Secretary, the chairperson of the meeting may appoint any person to act as secretary of the meeting.
The order of business at each such meeting shall be as determined by the chairperson of the meeting. The Board of Directors may adopt by resolution such rules and regulations for the conduct of the meeting of shareholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations adopted by the Board of Directors, the chairperson of the meeting shall have the right and authority to convene and (for any or no reason) to recess and/or adjourn a meeting of shareholders without a vote of shareholders and to prescribe such rules, regulations and procedures and to do all such acts and things as, in the judgment of such chairperson of the meeting, are necessary or desirable for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chairperson of the meeting, may include, without limitation, the establishment of an agenda or order of business for the meeting, the establishment of rules and procedures for the maintenance of order and safety, limitations on attendance at or participation in the meeting to shareholders entitled to vote at the meeting, their duly authorized and constituted proxies or such other persons as the chairperson of the meeting shall determine, limitations on the time allotted to questions or comments on the affairs of the association, restrictions on entry to such meeting after the time prescribed for the commencement thereof and the opening and closing of the voting polls for each item upon which a vote is to be taken.
Section 2.12 Meetings by Telecommunication. Unless otherwise provided in these Bylaws, any or all of the shareholders may participate in an annual or special meeting of shareholders by, or the meeting may be conducted through the use of, any means of communication by which all persons participating in the meeting can hear each other during the meeting. A shareholder participating in a meeting by this means is considered to be present in person at the meeting.
Section 2.13 Voting for Directors. Except as otherwise provided in the Articles of Association with respect to directors to be elected by the holders of any class or series of preferred stock of the Association and in these Bylaws with respect to the filling of vacancies on the Board of Directors, each director shall be elected by a majority of the votes cast, with abstentions not counted as a vote cast either “for” or “against” that director nominee, with respect to such director at any meeting of shareholders duly called and at which a quorum is present and directors are to be elected; provided, however, that the directors shall be elected by a plurality of the votes cast at a meeting of the shareholders duly called and at which a quorum is present and directors are to be elected if, in connection with such meeting (i) the Secretary of the Association shall have received one or more notices that a shareholder has nominated or proposes to nominate a person or persons for election as a director, which notice(s) purports to be in compliance with the advance notice requirements set forth in Section 2.16 of the Bylaws and applicable rules promulgated by the Securities and Exchange Commission under the Securities

Exchange Act of 1934, as amended, irrespective of whether the Board of Directors thereafter determines that any such notice(s) is (are) not in compliance with such requirements, and (ii) as of the fourteenth (14th) day preceding the date on which notice of such meeting of the shareholders is first mailed or otherwise given in accordance with applicable law to the shareholders of the Association, such nomination or proposed nomination has not been withdrawn by such shareholder and would thereby cause the number of nominees and proposed nominees to exceed the number of directors to be elected at such meeting, as determined by the Secretary of the Association, irrespective of whether such nomination or proposed nomination is thereafter withdrawn by such shareholder (a “Contested Election”).
If the directors are to be elected by a plurality of the votes cast pursuant to the provisions of the immediately preceding sentence, shareholders shall not be permitted to vote “against” any one or more nominees but shall only be permitted to vote “for” one or more nominees or withhold their votes with respect to one or more nominees.
For purposes hereof, a majority of the votes cast means the number of votes cast “for” a director nominee must exceed the number of votes cast “against” that director nominee, with abstentions and broker non-votes not counted as a vote cast either “for” or “against” that director nominee.
If, in any election of directors of the Association which is not a Contested Election, an incumbent director does not receive a majority of the votes cast, such incumbent director shall promptly following certification of the election results tender an irrevocable resignation as a director, subject to acceptance or rejection thereof or other action with respect thereto by the Board, for consideration by the Nominating and Corporate Governance Committee of the Board of Directors.
The Nominating and Corporate Governance Committee will promptly consider any such tendered resignation and will make recommendation to the Board of Directors as to whether such tendered resignation should be accepted or rejected, or whether other action should be taken with respect to such tendered resignation. Any incumbent director whose tendered resignation is under consideration may not participate in any deliberation or vote of the Nominating and Corporate Governance Committee or the Board of Directors regarding such tendered resignation.
The Nominating and Corporate Governance Committee in making its recommendation, and the Board of Directors in making its decision as to whether to accept, reject or take any other action with respect to such recommendation, may each consider any factors they deem relevant, including, without limitation, the incumbent director’s qualifications and past and expected future contributions to the Association, the overall composition of the Board of Directors and whether accepting the tendered resignation would cause the Association to fail to satisfy any applicable law, rule or regulation (including, without limitation, New York Stock Exchange listing requirements and federal securities laws and regulations), in accordance with such policies and procedures adopted by the Committee and/or the Board of Directors for such purpose.
Within one hundred twenty (120) days after the date on which certification of the shareholder vote on the election of directors is made, the Board of Directors will publicly disclose its decision and rationale regarding whether to accept, reject or take other action with respect to the tendered resignation in a press release, a periodic or current report filed with the Securities and Exchange Commission or other public announcement.
If any incumbent director fails to tender his or her resignation as required pursuant to this Section 2.13, the Nominating and Corporate Governance Committee shall nevertheless assess the appropriateness of such director’s continued service as a director and shall recommend to the Board of Directors the action to be taken with respect to such director as if the director had tendered his or her resignation. Should the Board of Directors determine that it would have accepted the resignation of such director if it had been tendered as required pursuant to this Section 2.13, then the term of such director shall be deemed to expire on the day that is one hundred twenty (120) days following certification of the shareholder vote and the Board of Directors will publicly disclose its decision and rationale in a press release, a periodic or current report filed with the Securities and Exchange Commission or other public announcement within one hundred twenty (120) days after certification of the shareholder vote.

Section 2.14 Records. The Articles of Association, the Bylaws, and the proceedings of all meetings of the shareholders, the board of directors, and standing committees of the board, shall be recorded in appropriate minute books provided for that purpose. The minutes of each meeting shall be signed by the secretary, cashier, or other officer appointed to act as secretary of the meeting.
Section 2.15 Shares Held by Nominees. The Board of Directors is authorized to establish for the Association from time to time such procedures as the directors may determine to be appropriate, by which the beneficial owner of shares that are registered by a nominee is recognized by the Association as a shareholder.
Section 2.16 Notice of Shareholder Business and Nominations.
(a) Annual Meetings of Shareholders.
(i) Nominations of persons for election to the Board of Directors and the proposal of business to be considered by the shareholders at an annual meeting of shareholders may be made (A) pursuant to the Association’s notice of meeting, (B) by or at the direction of the Board of Directors, (C) by any shareholder of the Association who was a shareholder of record at the time the notice provided for in this Section 2.16 is delivered to the Secretary, who is entitled to vote at the annual meeting and who complied with the notice and other procedures set forth in this Section 2.16, or (D) in the case of shareholder nominations to be included in the Association’s proxy statement for such annual meeting, by any Eligible Holder (as defined in Section 2.17 of these Bylaws) who satisfies the requirements set forth in Section 2.17 of these Bylaws;
(ii) For nominations or other business to be properly brought before an annual meeting by a shareholder pursuant to clause (C) of paragraph (a)(i) of this Section 2.16, the shareholder must give timely notice thereof in writing to the Secretary and such other business must be a proper matter for shareholder action. To be timely, a shareholder’s notice shall be delivered to the Secretary at the principal executive offices of the Association not less than one hundred and twenty days (120) nor more than one hundred and fifty days (150) days prior to the first anniversary of the date of the preceding year’s proxy statement; provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or after the first anniversary of the preceding year’s annual meeting, notice by the shareholder to be timely must be so delivered not later than the close of business on the later of the 120th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. Notwithstanding anything in this Section 2.16(a) to the contrary, in the event that (x) the number of Directors to be elected to the Board of Directors at the next annual meeting of shareholders is increased by virtue of an increase in the size of the Board of Directors and (y) either all the nominees for Director at the next annual meeting of shareholders or the size of the increased Board of Directors is not publicly announced or disclosed by the Association at least one hundred (100) days prior to the first anniversary of the preceding year’s annual meeting, then such shareholder’s notice shall also be considered timely hereunder, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal office of the Association not later than the close of business on the tenth day following the first date all such nominees or the size of the increased Board of Directors shall have been publicly announced or disclosed;
(iii) As to nominations of persons for election to the Board of Directors pursuant to clause (C) of paragraph (a)(i) of this Section 2.16, such shareholder’s notice shall set forth, as to each person whom the shareholder proposes to nominate for election as a Director, (A) all information relating to such person that is required to be disclosed in solicitations of proxies for election of Directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934 (the “Exchange Act”), (B) a statement signed by the candidate confirming that the candidate will serve as a Director for the term for which he or she is standing for election if nominated by the Board of Directors and elected by the shareholders, consents to being named in the proxy statement as a nominee, will comply with the Association’s Code of Business Conduct and Ethics, Related-Party Transaction Policy, Insider Trading Policy and any other rule, regulation, policy or standard of conduct applicable to the Directors, and will provide any information required or requested by the Association or its subsidiaries, or banking or other regulators, including, without limitation, all information requested by the form of Directors questionnaire used by the Association and

(C) whether each nominee is eligible for consideration as an independent director under the relevant standards contemplated by Item 407(a) of Regulation S-K under the Securities Act of 1933, as amended (the “Securities Act”) (or the corresponding provisions of any successor regulation) and the relevant listing standards of any exchange where the Association’s equity securities are listed;
(iv) As to the proposal of business that the shareholder proposes to bring forth before the meeting (but not as to nominations of persons for election to the Board of Directors), such shareholder’s notice shall set forth (A) the text of the proposal to be presented, including the text of any resolutions to be proposed for consideration by shareholders, (B) a brief written statement of the reasons why such shareholder favors the proposal and (C) any material interest in such business of such shareholder and the beneficial owner, if any, on whose behalf the proposal is made;
(v) In addition to the notice requirements of Section 2.16(a)(iii) and Section 2.16(a)(iv), as applicable, all shareholder notices, whether for nominations pursuant to clause (C) of paragraph (a)(i) of this Section 2.16 or other business, shall set forth (A) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, (1) the name and address of such shareholder, as it appears on the Association’s books, and of such beneficial owner, (2) a representation that the shareholder is a holder of the Association’s voting shares (including the number and class or series of shares held), (3) a disclosure of any hedging or other arrangement with respect to any share of the Association (including any short position on or any borrowing or lending of shares) made by or on behalf of the shareholder (x) to mitigate loss to or manage risk of share price changes for the shareholder or (y) to increase or decrease the voting power of the shareholder, and (4) a description of all arrangements or understandings among the shareholder and the candidate and any other person or persons (naming such person or persons and including any person that may be deemed to be acting in concert with such shareholder under applicable federal or state securities or banking laws) pursuant to which the proposal is made by the shareholder; and (B) the names and addresses of any other shareholders or beneficial owners known to be supporting such nomination or proposal of business by the proposing shareholder;
(vi) The Association may also require any proposed nominee to furnish such other information, including, without limitation, completion of the Association’s Directors questionnaire, as it may reasonably require to determine whether the nominee would be considered “independent” as a member of the Board of Directors or meet the requirements for membership on the Board of Directors or any committee thereof;
(vii) For nominations to be properly brought before an annual meeting by a shareholder pursuant to clause (D) of paragraph (a)(i) of this Section 2.16, the shareholder must have given timely notice thereof in writing to the Secretary in accordance with paragraph (d) of Section 2.17 of these Bylaws and satisfy all other requirements of Section 2.17 of these Bylaws;
(b) Special Meetings of Shareholders. Except as provided in the immediately following sentence, only such business shall be conducted at a special meeting of shareholders as shall have been brought before the meeting pursuant to the Association’s notice of meeting. In the event that the Association calls a special meeting of shareholders for the purpose of electing one or more directors to the Board of Directors, any shareholder may nominate a person or persons (as the case may be), for election to such position(s) as specified in the Association’s notice of meeting, if the shareholder notice required by Section 2.16(a)(ii) hereof shall be delivered to the Secretary of the Association at the principal office of the Association not later than the close of business on the tenth day following the day on which the date of the special meeting and either the names of the nominees proposed by the Board of Directors to be elected at such meeting or the number of directors to be elected is publicly announced or disclosed.
(c) General.
(i) The matters to be considered and brought before any annual or special meeting of shareholders of the Association shall be limited to only such matters, including the nomination and election of directors, as shall be brought properly before such meeting in compliance with the procedures set forth in Section 2.16 and, if applicable, Section 2.17 of these Bylaws.

(ii) The person presiding at any meeting of shareholders, in addition to making any other determinations that may be appropriate to the conduct of the meeting, shall have the power and duty to determine whether notice of nominees and other matters proposed to be brought before a meeting has been duly given in the manner provided in this Section 2.16 or Section 2.17 of these Bylaws and, if not so given, shall direct and declare at the meeting that such nominees and other matters are not properly before the meeting and shall not be considered. Notwithstanding the foregoing provisions of this Section 2.16 and the provisions of Section 2.17 of these Bylaws, if the shareholder or a qualified representative of the shareholder does not appear at the annual or special meeting of shareholders of the Association to present any such nomination or make any such proposal, such nomination or proposal may be disregarded, notwithstanding that proxies in respect of such vote may have been received by the Association
(iii) Notwithstanding anything to the contrary in these Bylaws, at the time its notice is delivered to the Secretary and at all times thereafter, a shareholder, as well as the shareholder’s nominee, shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in these Bylaws, as well as the federal and state banking requirements applicable to the Association or any subsidiary. Nothing in this Section 2.16 shall apply to (A) shareholder proposals made pursuant to Rule 14a-8 under the Exchange Act or (B) the election of Directors selected by or pursuant to any applicable provisions of the Articles of Association relating to the rights of the holders of any class or series of preferred stock of the Association to elect directors under specified circumstances.
(iv) In no event shall the public announcement of an adjournment of an annual meeting or a special meeting or the postponement of any meeting that does not require a change in the record date for such meeting, or any announcement thereof, commence a new time period for the giving of a shareholder’s notice as described in these Bylaws.
(v) For purposes of these Bylaws, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Association under the Exchange Act.”
Section 2.17 Shareholder Nominations Included in the Association’s Proxy Materials.
(a) Inclusion of Nominees in Proxy Statement. Subject to the provisions of this Section 2.17, if expressly requested in the relevant Nomination Notice (as defined below), the Association shall include in its proxy statement for any annual meeting of shareholders:
(i) the names of any person or persons nominated for election (each, a “Nominee”), which shall also be included on the Association’s form of proxy and ballot, by any Eligible Holder (as defined below) or group of up to twenty (20) Eligible Holders that has (individually and collectively, in the case of a group) satisfied, as determined by the Board of Directors, all applicable conditions and complied with all applicable procedures set forth in this Section 2.17 (such Eligible Holder or group of Eligible Holders being a “Nominating Shareholder”);
(ii) disclosure about each Nominee and the Nominating Shareholder required under the rules of the Securities and Exchange Commission or other applicable law to be included in the proxy statement;
(iii) any statement included by the Nominating Shareholder in the Nomination Notice for inclusion in the proxy statement in support of each Nominee’s election to the Board of Directors (subject, without limitation, to Section 2.17(e)(ii)), if such statement does not exceed five hundred (500) words and fully complies with Section 14 of the Exchange Act and the rules and regulations thereunder, including Rule 14a-9 (the “Supporting Statement”); and
(iv) any other information that the Association or the Board of Directors determines, in their discretion, to include in the proxy statement relating to the nomination of each Nominee, including, without limitation, any statement in opposition to the nomination, any of the information provided pursuant to this Section 2.17 and any solicitation materials or related information with respect to a Nominee.

For purposes of this Section 2.17, any determination to be made by the Board of Directors may be made by the Board of Directors, a committee of the Board of Directors or any officer of the Association designated by the Board of Directors or a committee of the Board of Directors, and any such determination shall be final and binding on the Association, any Eligible Holder, any Nominating Shareholder, any Nominee and any other person so long as made in good faith (without any further requirements). The chairperson of any annual meeting of shareholders, in addition to making any other determinations that may be appropriate to the conduct of the meeting, shall have the power and duty to determine whether a Nominee has been nominated in accordance with the requirements of this Section 2.17 and, if not so nominated, shall direct and declare at the meeting that such Nominee shall not be considered.
(b) Maximum Number of Nominees.
(i) The Association shall not be required to include in the proxy statement for an annual meeting of shareholders more Nominees than that number of directors constituting twenty percent (20%), but no less than two (2), of the total number of directors of the Association on the last day on which a Nomination Notice may be submitted pursuant to this Section 2.17 (rounded down to the nearest whole number) (the “Maximum Number”). The Maximum Number for a particular annual meeting shall be reduced by: (1) Nominees who the Board of Directors itself decides to nominate for election at such annual meeting; (2) Nominees who cease to satisfy, or Nominees of Nominating Shareholders that cease to satisfy, the eligibility requirements in this Section 2.17, as determined by the Board of Directors; (3) Nominees whose nomination is withdrawn by the Nominating Shareholder or who become unwilling to serve on the Board of Directors; and (4) the number of incumbent directors who had been Nominees with respect to any of the preceding three (3) annual meetings of shareholders and whose reelection at the upcoming annual meeting is being recommended by the Board of Directors. In the event that one or more vacancies for any reason occurs on the Board of Directors after the deadline for submitting a Nomination Notice as set forth in Section 2.17(d) below but before the date of the annual meeting, and the Board of Directors resolves to reduce the size of the board in connection therewith, the Maximum Number shall be calculated based on the number of directors in office as so reduced.
(ii) If the number of Nominees pursuant to this Section 2.17 for any annual meeting of shareholders exceeds the Maximum Number then, promptly upon notice from the Association, each Nominating Shareholder will select one Nominee for inclusion in the proxy statement until the Maximum Number is reached, going in order of the amount (largest to smallest) of the ownership position as disclosed in each Nominating Shareholder’s Nomination Notice, with the process repeated if the Maximum Number is not reached after each Nominating Shareholder has selected one Nominee. If, after the deadline for submitting a Nomination Notice as set forth in Section 2.17(d), a Nominating Shareholder or a Nominee ceases to satisfy the eligibility requirements in this Section 2.17 as determined by the Board of Directors, a Nominating Shareholder withdraws its nomination or a Nominee becomes unwilling or unable to serve on the Board of Directors, whether before or after the mailing or other distribution of the definitive proxy statement, then the nomination shall be disregarded, and the Association: (A) shall not be required to include in its proxy statement or on any ballot or form of proxy the disregarded Nominee or any successor or replacement nominee proposed by the Nominating Shareholder or by any other Nominating Shareholder and (B) may otherwise communicate to its shareholders, including without limitation by amending or supplementing its proxy statement or ballot or form of proxy, that a Nominee will not be included as a nominee in the proxy statement or on any ballot or form of proxy and will not be voted on at the annual meeting.
(c) Eligibility of Nominating Shareholder.
(i) An “Eligible Holder” is a person who has either (A) been a record holder of the shares of the Association used to satisfy the eligibility requirements in this Section 2.17(c) continuously for the three-year period specified in Subsection (ii) below or (B) provides to the Secretary of the Association, within the time period referred to in Section 2.17(d), evidence of continuous ownership of such shares for such three-year period from one or more securities intermediaries in a form that the Board of Directors determines would be deemed acceptable for purposes of a shareholder proposal under Rule 14a-8(b)(2) under the Exchange Act (or any successor rule).

(ii) An Eligible Holder or group of up to twenty (20) Eligible Holders may submit a nomination in accordance with this Section 2.17 only if the person or group (in the aggregate) has continuously owned at least the Minimum Number (as defined below) of shares of the Association throughout the three-year period preceding and including the date of submission of the Nomination Notice, and continues to own at least the Minimum Number through the date of the annual meeting. Two or more funds that are (A) under common management and investment control, (B) under common management and funded primarily by a single employer or (C) a “group of investment companies,” as such term is defined in Section 12(d)(1)(G)(ii) of the Investment Company Act of 1940, as amended, shall be treated as one Eligible Holder if such Eligible Holder shall provide together with the Nomination Notice documentation reasonably satisfactory to the Association that demonstrates that the funds meet the criteria set forth in (A), (B) or (C) hereof. For the avoidance of doubt, in the event of a nomination by a group of Eligible Holders, any and all requirements and obligations for an individual Eligible Holder that are set forth in this Section 2.17, including the minimum holding period, shall apply to each member of such group; provided, however, that the Minimum Number shall apply to the ownership of the group in the aggregate. Should any shareholder cease to satisfy the eligibility requirements in this Section 2.17, as determined by the Board of Directors, or withdraw from a group of Eligible Holders at any time prior to the annual meeting of shareholders, the group of Eligible Shareholders shall only be deemed to own the shares held by the remaining members of the group.
(iii) The “Minimum Number” of shares of the Association means 3% of the number of outstanding shares of the Association as of the most recent date for which such amount is given in any filing by the Association under the Exchange Act prior to the submission of the Nomination Notice.
(iv) For purposes of this Section 2.17, an Eligible Holder “owns” only those outstanding shares of the Association as to which the Eligible Holder possesses both:
(A) the full voting and investment rights pertaining to the shares; and
(B) the full economic interest in (including the opportunity for profit and risk of loss on) such shares;
provided that the number of shares calculated in accordance with clauses (A) and (B) shall not include any shares: (1) purchased or sold by such Eligible Holder or any of its affiliates in any transaction that has not been settled or closed, (2) sold short by such Eligible Holder, (3) borrowed by such Eligible Holder or any of its affiliates for any purpose or purchased by such Eligible Holder or any of its affiliates pursuant to an agreement to resell or subject to any other obligation to resell to another person, or (4) subject to any option, warrant, forward contract, swap, contract of sale, other derivative or similar agreement entered into by such Eligible Holder or any of its affiliates, whether any such instrument or agreement is to be settled with shares or with cash based on the notional amount or value of outstanding shares of the Association, in any such case which instrument or agreement has, or is intended to have, the purpose or effect of: (x) reducing in any manner, to any extent or at any time in the future, such Eligible Holder’s or any of its affiliates’ full right to vote or direct the voting of any such shares, and/or (y) hedging, offsetting, or altering to any degree, gain or loss arising from the full economic ownership of such shares by such Eligible Holder or any of its affiliates.
An Eligible Holder “owns” shares held in the name of a nominee or other intermediary so long as the Eligible Holder retains the right to instruct how the shares are voted with respect to the election of directors and possesses the full economic interest in the shares. An Eligible Holder’s ownership of shares shall be deemed to continue during any period in which the Eligible Holder has delegated any voting power by means of a proxy, power of attorney, or other similar instrument or arrangement that is revocable at any time by the Eligible Holder. An Eligible Holder’s ownership of shares shall be deemed to continue during any period in which the Eligible Holder has loaned such shares provided that the Eligible Holder has the power to recall such loaned shares on five (5) business days’ notice, promptly recalls such loaned shares upon being notified by the Association that any of its Nominees will be included in the Association’s proxy materials and continues to hold such shares through the date of the annual meeting. The terms “owned,” “owning” and other variations of the word “own” shall have correlative meanings. Whether outstanding shares of the Association are “owned” for these purposes shall be determined by the Board of Directors.
(v) No Eligible Holder shall be permitted to be in more than one group constituting a Nominating Shareholder, and if any Eligible Holder appears as a member of more than one group, it shall be deemed to be a member of the group that has the largest ownership position as reflected in the Nomination Notice.
(d) Nomination Notice. To nominate a Nominee, the Nominating Shareholder must, no earlier than one hundred and fifty (150) calendar days and no later than one hundred and twenty (120) calendar days before the anniversary of the date that the Association mailed its proxy statement for the prior year’s annual meeting of shareholders, submit to the Secretary of the Association at the principal office of the Association all of the following information and documents (collectively, the “Nomination Notice”); provided, however, that if (and only if) the annual meeting is not scheduled to be held within a period that commences thirty (30) days before such anniversary date and ends thirty (30) days after such anniversary of the prior year’s meeting date (an annual meeting date outside such period being referred to herein as an “Other Meeting Date”), the Nomination Notice shall be given in the manner provided herein by the later of the close of business on the date that is one hundred and twenty (120) days prior to such Other Meeting Date or the tenth day following the date such Other Meeting Date is first publicly announced or disclosed:
(i) A Schedule 14N (or any successor form) relating to each Nominee, completed and filed by the Nominating Shareholder as applicable, in accordance with applicable rules;
(ii) A written notice, in a form deemed satisfactory by the Board of Directors, of the nomination of each Nominee that includes the following additional information, agreements, representations and warranties by the Nominating Shareholder (including each group member);
(A) the information required with respect to the nomination of directors pursuant to Sections 2.17(a)(iii) and 2.17(a)(iv) of these Bylaws;
(B) the details of any relationship that existed within the past five years and that would have been described pursuant to Item 6(e) of Schedule 14N (or any successor item) if it existed on the date of submission of the Schedule 14N;
(C) a representation and warranty that the Nominating Shareholder acquired the securities of the Association in the ordinary course of business and did not acquire, and is not holding, securities of the Association for the purpose or with the effect of influencing or changing control of the Association;
(D) a representation and warranty that each Nominee’s candidacy or, if elected, Board membership would not violate applicable state or federal law or the rules of any stock exchange on which the Association’s securities are traded;
(E) a representation and warranty that each Nominee:
(1) does not have any direct or indirect relationship with the Association that would cause the Nominee to be considered not independent pursuant to the Association’s Corporate Governance Guidelines as most recently published on its website and otherwise qualifies as independent under the rules of the primary stock exchange on which the Association’s shares are traded;
(2) meets the audit committee and compensation committee independence requirements under the rules of the primary stock exchange on which the Association’s shares are traded;
(3) is a “non-employee director” for the purposes of Rule 16b-3 under the Exchange Act (or any successor rule);
(4) is an “outside director” for the purposes of Section 162(m) of the Internal Revenue Code (or any successor provision);

(5) meets the director qualifications set forth in Section 3.02 of these Bylaws;
(6) is not and has not been subject to any event specified in Rule 506(d)(1) of Regulation D (or any successor rule) under the Securities Act or Item 401(f) of Regulation S-K (or any successor rule) under the Exchange Act, without reference to whether the event is material to an evaluation of the ability or integrity of such Nominee; and
(7) does not serve as a director of more than four other entities other than the Association.
(F) a representation and warranty that the Nominating Shareholder satisfies the eligibility requirements set forth in Section 2.17(c) and has provided evidence of ownership to the extent required by Section 2.17(c)(i);
(G) a representation and warranty that the Nominating Shareholder intends to continue to satisfy the eligibility requirements described in Section 2.17(c) through the date of the annual meeting and a statement regarding the Nominating Shareholder’s intent with respect to continued ownership of the Minimum Number of shares for at least one (1) year following the annual meeting; provided, however, that any Eligible Holder that is a registered open-end mutual fund under the Investment Company Act of 1940, and that seeks to replicate an index, will not violate this requirement as a result of changes to its common stock holdings in response to changes in the index or weightings of the securities in the index;
(H) details of any position of a Nominee as an officer or director of any competitor (that is, any entity that offers products, provides services or engages in business activities that compete with or are alternatives to the products offered, services provided or business activities engaged in by the Association or its affiliates) of the Association, within the five years preceding the submission of the Nomination Notice;
(I) a representation and warranty that the Nominating Shareholder will not engage in a “solicitation” within the meaning of Rule 14a-1(l) (without reference to the exception in Section 14a-1(l)(2)(iv)) (or any successor rules) with respect to the annual meeting, other than with respect to a Nominee or any nominee of the Board of Directors;
(J) the details of any compensatory, payment or other financial agreement, arrangement or understanding with any person or entity in connection with service or action as a director of the Association and details of any agreement, arrangement or understanding with any person or entity as to how such Nominee would vote or act on any issue or question as a director (a “Voting Commitment”);
(K) a statement detailing whether the Nominee is experienced in matters of risk management as set forth in 12 C.F.R. § 30;
(L) a representation and warranty that the Nominating Shareholder will not use any proxy card other than the Association’s proxy card in soliciting shareholders in connection with the election of a Nominee at the annual meeting;
(M) if desired, a Supporting Statement, provided that such statement shall not exceed 500 words; and
(N) in the case of a nomination by a group, the designation by all group members of one group member that is authorized to act on behalf of all group members with respect to matters relating to the nomination, including withdrawal of the nomination;
(iii) An executed agreement, in a form deemed satisfactory by the Board of Directors, pursuant to which the Nominating Shareholder (including each group member) agrees:
(A) to comply with all applicable laws, rules and regulations in connection with the nomination, solicitation and election;

(B) to assume all liability stemming from an action, suit or proceeding concerning any actual or alleged legal or regulatory violation arising out of any communication by the Nominating Shareholder or any of its Nominees with the Association, its shareholders or any other person in connection with the nomination or election of directors, including, without limitation, the Nomination Notice;
(C) to indemnify and hold harmless (jointly with all other group members, in the case of a group member) the Association and each of its directors, officers and employees individually against any liability, loss, damages, expenses or other costs (including attorneys’ fees) incurred in connection with any threatened or pending action, suit or proceeding, whether legal, administrative or investigative, against the Association or any of its directors, officers or employees arising out of or relating to a failure or alleged failure of the Nominating Shareholder or any of its Nominees to comply with, or any breach or alleged breach of, its or their obligations, agreements or representations under this Section 2.17;
(D) in the event that any information included in the Nomination Notice, or any other communication by the Nominating Shareholder (including with respect to any group member), with the Association, its shareholders or any other person in connection with the nomination or election ceases to be true and accurate in all material respects (or omits a material fact necessary to make the statements made not misleading), or that the Nominating Shareholder (including any group member) has failed to continue to satisfy the eligibility requirements described in Section 2.17(c), to promptly (and in any event within 48 hours of discovering such misstatement, omission or failure) notify the Association and any other recipient of such communication of (1) the misstatement or omission in such previously provided information and of the information that is required to correct the misstatement or omission or (2) such failure; and
(iv) An executed agreement, in a form deemed satisfactory by the Board of Directors, by each Nominee;
(A) to provide to the Association such other information and certifications, including completion of the Association’s director questionnaire, as it may reasonably request;
(B) at the reasonable request of the Nominating and Corporate Governance Committee, to meet with the Nominating and Corporate Governance Committee to discuss matters relating to the nomination of such Nominee to the Board of Directors, including the information provided by such Nominee to the Association in connection with his or her nomination and such Nominee’s eligibility to serve as a member of the Board of Directors;
(C) that such Nominee has read and agrees, if elected, to serve as a member of the Board of Directors, to adhere to the Association’s Code of Business Conduct and Ethics, Related-Party Transaction Policy, Insider Trading Policy and any other Association policies and guidelines applicable to directors; and
(D) that such Nominee is not and will not become a party to (i) any compensatory, payment or other financial agreement, arrangement or understanding with any person or entity in connection with his or her nomination, service or action as a director of the Association that has not been disclosed to the Association, (ii) any Voting Commitment that has not been disclosed to the Association or (iii) any Voting Commitment that could limit or interfere with such Nominee’s ability to comply, if elected as a director of the Association, with its fiduciary and other duties under applicable law.
The information and documents required by this Section 2.17(d) to be provided by the Nominating Shareholder shall be: (i) provided with respect to and executed by each group member, in the case of information applicable to group members; and (ii) provided with respect to the persons specified in Instruction 1 to Items 6(c) and (d) of Schedule 14N (or any successor item) in the case of a Nominating Shareholder or group member that is an entity. The Nomination Notice shall be deemed submitted on the date on which all the information and documents referred to in this Section 2.17(d) (other than such information and documents contemplated to be provided after the date the Nomination Notice is provided) have been delivered to or, if sent by mail, received by the Secretary of the Association.

(e) Exceptions.
(i) Notwithstanding anything to the contrary contained in this Section 2.17, the Association may omit from its proxy statement any Nominee and any information concerning such Nominee (including a Nominating Shareholder’s Supporting Statement) and no vote on such Nominee will occur (notwithstanding that proxies in respect of such vote may have been received by the Association), and the Nominating Shareholder may not, after the last day on which a Nomination Notice would be timely, cure in any way any defect preventing the nomination of such Nominee, if:
(A) the Nominating Shareholder or the designated lead group member, as applicable, or any qualified representative thereof, does not appear at the meeting of shareholders to present the nomination submitted pursuant to this Section 2.17, the Nominating Shareholder withdraws its nomination or the chairperson of the annual meeting declares that such nomination was not made in accordance with the procedures prescribed by this Section 2.17 and shall therefore be disregarded;
(B) the Board of Directors determines that such Nominee’s nomination or election to the Board of Directors would result in the Association violating or failing to be in compliance with the Bylaws or Articles of Association or any applicable law, rule or regulation to which the Association is subject, including any rules or regulations of the primary stock exchange on which the Association’s shares are traded;
(C) such Nominee was nominated for election to the Board of Directors pursuant to this Section 2.17 at one of the Association’s two (2) preceding annual meetings of shareholders and either withdrew or became ineligible or received less than 25% of the votes cast at such annual meeting;
(D) (1) such Nominee has been, within the past three years, an officer or director of a competitor, as defined for purposes of Section 8 of the Clayton Antitrust Act of 1914, as amended; or (2) the Nominee’s election as a member of the Board of Directors would cause the Association to seek, or assist in the seeking of, advance approval or to obtain, or assist in the obtaining of, an interlock waiver pursuant to the rules or regulations of the Office of the Comptroller of the Currency, the Federal Deposit Insurance Corporation or any other federal or state regulator;
(E) the Association is notified, or the Board of Directors determines, that the Nominating Shareholder or the Nominee has failed to continue to satisfy the eligibility requirements described in Section 2.17(c), any of the representations and warranties made in the Nomination Notice ceases to be true and accurate in all material respects (or omits a material fact necessary to make the statements made not misleading), such Nominee becomes unwilling or unable to serve on the Board of Directors or any material violation or breach occurs of the obligations, agreements, representations or warranties of the Nominating Shareholder or such Nominee under this Section 2.17; or
(F) the Association receives a notice pursuant to Section 2.16 of these Bylaws that a shareholder intends to nominate a candidate for director at the annual meeting.
(ii) Notwithstanding anything to the contrary contained in this Section 2.17, the Association may omit from its proxy statement, or may supplement or correct, any information, including all or any portion of the Supporting Statement or any other statement in support of a Nominee included in the Nomination Notice, if the Board of Directors determines that:
(A) such information is not true in all material respects or omits a material statement necessary to make the statements made not misleading;
(B) such information directly or indirectly impugns the character, integrity or personal reputation of, or directly or indirectly makes charges concerning improper, illegal or immoral conduct or associations, without factual foundation, with respect to, any person; or
(C) the inclusion of such information in the proxy statement would otherwise violate the SEC proxy rules or any other applicable law, rule or regulation.
The Association may solicit against, and include in the proxy statement its own statement relating to, any Nominee.

ARTICLE III
BOARD OF DIRECTORS
Section 3.01 General Powers. The Board of Directors shall have power to manage and administer the business and affairs of the Association and appoint management of the Association. The Board of Directors shall oversee the Association’s compliance with safe and sound banking practices and shall require management of the Association to establish and implement an effective risk governance framework that meets the standards of the OCC. Except as expressly limited by law, all corporate powers of the Association shall be vested in and may be exercised by the Board of Directors.
Section 3.02 Qualifications. Every director must, during his whole term of service, be a citizen of the United States, and at least a majority of the directors must have resided in the state, territory or district in which the Association is located, or within one hundred miles of the location of the office of the Association, for at least one year immediately preceding their election, and must be residents of such state or within one-hundred-mile territory of the location of the Association during their continuance in office, except that the OCC may, in the discretion of the OCC, waive the requirement of residency, and waive the requirement of citizenship in the case of not more than a minority of the total number of directors.
Each director shall own a qualifying equity interest in the Association or a company that has control of the Association in each case as required by applicable law. Each director shall own such qualifying equity interest in his or her own right and meet any minimum threshold ownership required by applicable law.
Section 3.03 Number and Tenure. Unless otherwise specifically provided in the Articles of Association, and subject to the provisions of 12 U.S.C. § 71a, the number of directors of the Association shall be as fixed from time to time by resolution of the Board of Directors or shareholders, but in no instance shall there be less than five nor more than 25 members, except that the OCC may, by regulation or order, exempt the Association from the 25-member limit established by that section. Pursuant to 12 U.S.C. § 76, the President (as defined below) of the Association shall be a member of the Board of Directors, but a director other than the President may be elected Chairperson (as defined below) of the Board of Directors.
Each director shall hold office until the next annual meeting of shareholders (unless the Articles of Association provide for staggering the terms of directors as permitted by applicable law or until removed). A director whose term expires shall continue to serve until such director’s successor shall have been elected and qualified or until there is a decrease in the authorized number of directors. No decrease in the authorized number of directors shall have the effect of shortening the term of any incumbent director. Unless required by the Articles of Association, directors do not need to be residents of New York.
As required by applicable law, (i) each director shall execute either a joint or individual oath at the first meeting of the Board of Directors that the director attends after the director is appointed or elected; (ii) each director shall take another oath upon re-election, notwithstanding uninterrupted service; and (iii) the Association shall file the original executed oaths of directors with the appropriate OCC licensing office and retain a copy in the Association’s records.
Section 3.04 Resignation. Any director may resign at any time by giving a written notice of resignation to the Board of Directors, the Chairperson of the Board of Directors or the Secretary of the Association. A director’s resignation is effective when the notice is received by the Board of Directors, the Chairperson of the Board of Directors or the Secretary of the Association, unless the resignation specifies a later effective date or an effective date determined upon the happening of an event or events. A resignation that is conditioned on failing to receive a specified vote for election as a director may provide it is irrevocable.
Section 3.05 Vacancies. Unless the Articles of Association provide otherwise, if a vacancy occurs on the Board of Directors, including a vacancy resulting from an increase in the number of directors, the vacancy may be filled by the shareholders, a majority of the Board of Directors remaining in office, whether or not the directors remaining in office constitute fewer than a quorum of the board..
A vacancy that will occur at a specific later date (by reason of a resignation effective at a later date or otherwise) may be filled before the vacancy occurs, but the new director may not take office until the vacancy occurs.
The terms of directors elected to fill vacancies expire at the next annual shareholders’ meeting.

Section 3.06 Regular Meetings. Regular meetings of the Board of Directors may be held without notice of the date, time, place or purposes of the meetings, if the times of such meetings are fixed by resolution of the Board of Directors.
Section 3.07 Special Meetings. Special meetings of the Board of Directors may be called by or at the request of the Chairperson, the Chief Executive Officer (as defined below) or not less than three (3) directors. The person or persons authorized to call special meetings of the Board of Directors may fix the time and place of the meetings so called.
Section 3.08 Place of Meetings – Meetings by Telecommunications. The Board of Directors may hold regular or special meetings in or out of the State of New York. Unless the Articles of Association or another provision in the Bylaws provide otherwise, the Board of Directors may permit any or all directors to participate in a regular or special meeting by, or conduct the meeting through the use of, any means of communication by which all directors participating may hear each other during the meeting.
Section 3.09 Notice of Meetings. Unless the Articles of Association, another provision in the Bylaws or applicable law provides otherwise, regular meetings of the board may be held without notice of the date, time, place, or purposes of the meeting. Unless the Articles of Association or another provision in the Bylaws provide for a longer or shorter period, special meetings of the Board of Directors must be preceded by at least one days’ notice of the date, time, and place of the meeting.
The notice need not describe the purpose of the special meeting unless required by the Articles of Association, another provision in the Bylaws or applicable law.
Section 3.10 Waiver of Notice. Any director may waive notice of any meeting before or after the date of the meeting. Except as provided in the next sentence, the waiver must be in writing, signed by the director entitled to the notice, and delivered to the Association for filing with the corporate records (but delivery and filing are not conditions to its effectiveness). A director’s attendance at or participation in a meeting waives any required notice to the director of the meeting unless the director at the beginning of the meeting, or promptly upon the director’s arrival, objects to holding the meeting or transacting business at the meeting because of lack of notice or defective notice, and does not thereafter vote for or assent to action taken at the meeting.
Section 3.11 Quorum and Manner of Acting. For the transaction of business, a quorum of the Board of Directors shall be at least a majority of the entire Board of Directors then in office. Once a director is represented for any purpose at a meeting, including the purpose of determining that a quorum exists, such director shall be deemed present for quorum purposes for the remainder of the meeting and for any adjournment of the meeting, unless a new notice is sent for the adjourned meeting.
The affirmative vote of a majority of directors present at a meeting at which a quorum is present when the vote is taken shall be the act of the Board of Directors, unless the Articles of Association, another provision in the Bylaws or applicable law require the vote of a greater number of directors. A director may not vote by proxy.
The Chairperson of the Board of Directors shall preside at all meetings of the Board of Directors. In the absence of the Chairperson of the Board of Directors, the Lead Independent Director, if at the time a Director of the Association has been designated by the Board of Directors as such, shall have and exercise all powers and duties of the Chair of the Board of Directors and shall preside at all meetings of the Board of Directors. If at any Board of Directors meeting neither of such persons is designated, present or able to act, the Board of Directors shall select one of its members as acting chair of the meeting or any portion thereof.
Section 3.12 Action Without a Meeting. Unless the Articles of Association, these Bylaws or applicable law provide otherwise, any action required or permitted to be taken by the Board of Directors at a meeting may be taken without a meeting if all the directors consent in writing or by email or other electronic transmission to the action as permitted by applicable law. Action is considered to have been taken by such written consent when the last director signs a writing describing the action taken, unless prior to that time any director has revoked a consent by a writing signed by the director and received by an authorized officer of the Association. An action so taken is effective at the time it is taken, unless the Board of Directors establishes a different effective date. An action taken by written consent of the directors as described in this Section has the same effect as action taken at a meeting of directors and may be described as such in any document.

Section 3.13 Compensation. Unless otherwise provided in the Articles of Association or these Bylaws, the Board of Directors may fix the compensation of directors. Pursuant to this authority, the directors may, by resolution, provide for directors to be paid their expenses, if any, of attendance at each meeting of the Board of Directors, and may be paid a stated salary as director or a fixed sum for attendance at each meeting of the Board of Directors or both. The directors may, by resolution, further provide for directors to be compensated for their services as members of committees of the Board of Directors. No such payment shall preclude any director from serving the Association in any capacity and receiving compensation therefor.
Section 3.14 Committees.
(a) Creation of Committees. Unless the Articles of Association or these Bylaws provide otherwise, the Board of Directors may create one or more committees and appoint members of the Board of Directors to serve on them. Each committee must have one or more members, who serve at the pleasure of the Board of Directors.
(b) Selection of Committee Members. The creation of a committee and appointment of members to it must be approved by the greater of:
(i) a majority of all the directors in office when the action is taken; or
(ii) the number of directors required by the Articles of Association or Bylaws to take action under Section 3.11 of these Bylaws.
(c) Procedures. The Board shall designate one member of each committee as its Chairperson. Each committee may fix its own rules of procedure which shall not be inconsistent with these Bylaws. It shall keep regular minutes of its proceedings and periodically report the same to the Board of Directors. Section 3.06 through 3.12 of these Bylaws, which govern meetings, action without meeting, notice, waiver of notice, and quorum and voting requirements of the Board of Directors, apply to committees and their members as well; provided that regular or special meetings of Board committees may be held without notice at such times and places as called by the Chairperson of the Board, the Chief Executive Officer or the Chairperson or a majority of the members of such committee.
(d) Authority. Unless limited by the Articles of Association or these Bylaws, each committee may exercise those lawfully delegable aspects of the authority of the Board of Directors (as set forth in Section 3.01 of these Bylaws) which the Board of Directors confers upon such committee in the resolution creating the committee. Any committee so designated, may exercise the power and authority of the Board of Directors to declare a dividend, to authorize the issuance of stock, or to adopt a certificate of ownership and merger pursuant to Section 253 of the Delaware General Corporation Law if the resolution which designates the committee or a supplemental resolution of the Board of Directors shall so provide.
(e) Impact on Duty of Directors. The creation of, delegation of authority to, or action by a committee does not alone constitute compliance by a director with the standards of conduct referenced in Section 3.15 of these Bylaws.
Section 3.15 Standards of Conduct. Each director is to discharge such director’s duties as a director, including duties as a member of a committee, in compliance with the standards of conduct set forth by applicable law.
ARTICLE IV
OFFICERS
Section 4.01 Number and Qualifications. The officers of the Association shall include a Chief Executive Officer, a President and a Secretary, each of whom shall be appointed by the Board of Directors. The Association may also have such other officers and assistant officers as the Board of Directors in its discretion may determine, by resolution, to be appropriate, including a Chairperson of the board, one or more vice presidents (which may have the designation “Senior Executive”, “Executive” or “Senior” before “Vice President”), a controller, a treasurer, assistant secretaries and assistant treasurers. All such officers shall be appointed by the Board of Directors, except that if specifically authorized by the Board of Directors, an officer may appoint one or more officers or assistant officers. The same individual may simultaneously hold more than one office in the Association.

Section 4.02 Appointment and Term of Office. The officers of the Association shall be appointed by the Board of Directors (or, to the extent permitted by Section 4.01 above, by an officer specifically authorized by the board to make such appointments), for such terms as may be determined by the Board of Directors. Neither the appointment of an officer nor the designation of a specified term creates or grants to the officer any contract rights, and the Board of Directors can remove the officer at any time prior to the termination of any term for which the officer may be appointed. If no other term is specified, officers shall hold office for the current year for which the board was elected, unless they resign, die, or are removed or replaced in the manner provided in Section 4.03 below, or applicable law.
Section 4.03 Removal and Resignation of Officers. Any officer or agent of the Association may be removed or replaced by the Board of Directors, or by the supervising officer to whom the officer reports, at any time with or without cause. If the employment of an officer who is also an employee of the Association is terminated for any reason, then, unless provided for differently in writing at or prior to the time of termination, the supervising officer to whom the terminated employee reports shall be deemed to remove such officer from all such offices held by such officer, effective as of the officer’s termination date, automatically and without further action by the supervising officer. The appointment of a replacement officer shall constitute the removal of the person previously holding such office. An officer may resign at any time by giving a written notice of the resignation to the Association. Resignations shall become effective as provided under applicable law.
Section 4.04 Authority and Duties. In each case subject to the supervision and direction of the Board of Directors and the supervising officer(s) to whom such individual reports, the officers of the Association shall have the authority and perform the duties specified below and as may be additionally specified by the Board of Directors, the Chief Executive Officer or these Bylaws, except that in any event each officer shall exercise such powers and perform such duties as may be required by law:
(a) Chairperson of the Board of Directors. The Board of Directors shall appoint one of its members to be its Chairperson (the “Chairperson”) to serve at the pleasure of the Board of Directors. The Chairperson shall preside at all meetings of the Board of Directors. The Chairperson shall supervise the carrying out of the policies adopted or approved by the Board of Directors. The Chairperson shall have general executive powers, as well as the specific powers conferred by these Bylaws. The Chairperson of the Board of Directors shall have power to sign all stock certificates, contracts and other instruments of the Association that are authorized. The Chairperson shall also have and may exercise such further powers and duties as from time to time may be conferred upon or assigned to the Chairperson by the Board of Directors.
(b) Chief Executive Officer. The Board of Directors shall appoint one of its members as Chief Executive Officer of the Association (the “Chief Executive Officer”). The Chief Executive Officer shall serve in that capacity and have general and active control of the Association’s affairs and business and general supervision of its officers, agents and employees. The Chief Executive Officer shall have power to sign all stock certificates, contracts and other instruments of the Association that are authorized. The Chief Executive Officer shall: (i) in the absence of a Chairperson of the Board of Directors, preside at all meetings of the shareholders and the Board of Directors; (ii) cause all orders and resolutions of the Board of Directors to be carried into effect; and (iii) perform all other duties as the Board of Directors may from time to time prescribe.
(c) President. The Board of Directors shall appoint one of its members to be President of the Association (the “President”). The President shall serve in that capacity and participate in the supervision of the business and affairs of the Association. The President shall have power to sign all stock certificates, contracts and other instruments of the Association that are authorized. The President shall: (i) in the absence of the Chairperson and Chief Executive Officer, preside at all meetings of the shareholders and the Board of Directors; (ii) at the request of the Board of Directors or the Chief Executive Officer perform the duties of the Chief Executive Officer and when so acting shall have all the powers of and be subject to all the restrictions upon the Chief Executive Officer; and (iii) perform all other duties as the Board of Directors or the Chief Executive Officer may from time to time prescribe.
(d) Secretary. The Board of Directors shall appoint a secretary or other designated officer who shall be Secretary of the Board of Directors and of the Association (the “Secretary”). The Secretary shall take such actions, or exercise supervision over assistant secretaries or any such other officers as may be appointed by the Board of Directors, to: (i) prepare and maintain minutes of the proceedings of the shareholders and of the Board of Directors; (ii) prepare and maintain the other records and information required to be kept by the Association under Section 2.14 of these Bylaws; (iii) see that all notices are duly given in accordance with the provisions of these Bylaws or other applicable law; (iv) be custodian of the corporate records and of any seal of the Association; (v) when requested or required, authenticate any records of the Association; (vi) sign with the Chief Executive Officer, President, or a vice president, certificates for shares of the Association, the issuance of which shall have been authorized by resolution of the Board of Directors; (vii) have general charge of the stock transfer books of the Association, unless the Association has a transfer agent; and (viii) perform all other duties as the Board, the Chief Executive Officer or the President may from time to time prescribe.
(e) Chief Audit Officer. The Board of Directors shall appoint or approve the appointment of a Chief Audit Officer (or similarly designated office) of the Association (the “Chief Audit Officer”) who shall lead the internal audit function of the Association, and shall have and may exercise the powers conferred by these Bylaws and any and all other powers and duties which by law, regulation or practice pertain to the office of the Chief Audit Officer. The Chief Audit Officer shall also have and may exercise such further powers and duties as from time to time may be conferred upon or assigned to the Chief Audit Officer by the Board of Directors. The Chief Audit Officer may delegate the powers and duties held by the Chief Audit Officer to such other officers of the Association as the Chief Audit Officer sees fit. The Chief Audit Officer shall have unrestricted access to the Board of Directors and its audit committee.
(f) Chief Risk Officer. The Board of Directors shall appoint or approve the appointment of a Chief Risk Officer of the Association (the “Chief Risk Officer”) who shall lead an independent risk management unit of the Association, and shall have and may exercise the powers conferred by these Bylaws and any and all other powers and duties which by law, regulation or practice pertain to the office of the Chief Risk Officer. The Chief Risk Officer shall also have and may exercise such further powers and duties as from time to time may be conferred upon or assigned to the Chief Risk Officer by the Board of Directors. The Chief Risk Officer may delegate the powers and duties held by the Chief Risk Officer to such other officers of the Association as the Chief Risk Officer sees fit. The Chief Risk Officer shall have unrestricted access to the Board of Directors and its committees.
(g) Chief Financial Officer. The Chief Financial Officer of the Association (the “Chief Financial Officer”) shall be the principal financial officer of the Association and participate in or provide oversight of strategic planning, corporate finance and accounting for the Association. The Chief Financial Officer shall exercise general supervision of any controller, treasurer or such other officers as may be appointed by the Board of Directors to conduct or oversee the financial activities of the Association, including such acts to: (i) pay out of available funds all bills and other just debts of the Association of whatever nature upon maturity; (ii) maintain the Association’s financial records and methods and systems of accounting; (iii) prepare and furnish to the Chief Executive Officer and the Board of Directors such reports and financial information as may be required from time to time; and (iv) perform all other duties as the Board or the Chief Executive Officer may from time to time prescribe.
(h) Vice Presidents. Vice presidents, however designated, shall directly or indirectly assist the Chief Executive Officer and President and shall perform all other duties as the Board of Directors, the Chief Executive Officer, the President or the officer appointing such Vice President may from time to time prescribe. A Vice President or Vice Presidents may be designated as “Senior Executive Vice President”, “Executive Vice President” or “Senior Vice President”.
(i) Assistant Secretaries and Other Officers. In addition to the above named officers, the Association may establish such offices, and the Board of Directors may appoint such officers, Assistant Secretaries, and attorneys-in-fact, as the Board of Directors in its discretion may from time to time determine to be appropriate. The same individual may simultaneously hold more than one office in the Association. Such officers shall respectively exercise such powers and perform such duties as pertain to their several divisions and/or offices, or as may be conferred upon or assigned to them by the Board of Directors or these Bylaws. The Board of Directors may delegate any or all of its powers, discretion and authority set forth in this Section 4.04 to any officer of the Association.

ARTICLE V
FIDUCIARY ACTIVITIES
Section 5.01 All fiduciary powers of the Association shall be exercised, subject to such regulations as the OCC shall from time to time establish, by one or more directors, officers, employees or committees as the board of directors shall from time to time determine.
Section 5.02 Annual Audit and Trust Committee. At least once during each calendar year, the Association shall arrange for a suitable audit (by internal or external auditors) of all significant fiduciary activities under the direction of its trust committee. The Association shall note the results of the audit (including significant actions taken as a result of the audit) in the minutes of the board of directors. In lieu of annual audits, the Association may adopt a continuous audit system in accordance with 12 CFR 9.9(b).
The Board of Directors shall appoint a trust committee of at least three directors, which may be the audit committee of the Association. However, the trust committee:
(a) Must not include any officers of the Association or an affiliate who participate significantly in the administration of the Association’s fiduciary activities; and
(b) Must consist of a majority of members who are not also members of any committee to which the board of directors has delegated power to manage and control the fiduciary activities of the Association.
ARTICLE VI
STOCK
Section 6.01 Certificates for Shares; Shares Without Certificates.
(a) Shares Without Certificates. Unless the Articles of Association or these Bylaws provide otherwise, the Board of Directors may authorize the issuance of some or all of the shares of any or all of its classes or series without certificates. Such an authorization will not affect shares already represented by certificates until they are surrendered to the Association.
Within a reasonable time after the issuance or transfer of shares without certificates, the Association shall send the shareholder a written statement of the following information:
(i) the name of the Association, and that it is a national bank under Federal law;
(ii) the name of the person to whom the statement is stent; and
(iii) the number and class of shares and the designation of the series, if any, the certificate represents;
(iv) and, if the Association is authorized to issue different classes of shares or different series within a class, a summary of the designations, preferences, limitations, and relative rights applicable to each class, the variations in preferences, limitations, and relative rights determined for each series, and the authority of the Board of Directors to determine variations for any existing or future class or series.
(b) Shareholder List. The Association shall maintain a record of the names and addresses of the persons to whom shares are issued.
(c) Transferring Certificated Shares. All certificates surrendered to the Association for transfer shall be canceled and no new certificate shall be issued until the former certificate for a like number of shares shall have been surrendered and canceled, except that in case of a lost, destroyed, or mutilated certificate a new one may be issued therefor upon such terms and indemnity to the Association as the Board of Directors may prescribe.
(d) Registration of the Transfer of Shares. Registration of the transfer of shares of the Association shall be made only on the stock transfer books of the Association. In order to register a transfer, the record owner shall surrender the shares to the Association for cancellation, properly endorsed by the appropriate person or persons with reasonable assurances that the endorsements are genuine and effective. Unless the Association has established a procedure by which a beneficial owner of shares held by a nominee is to be recognized by the Association as the owner, the person in whose name shares stand on the books of the Association shall be deemed by the Association to be the owner thereof for all purposes.

Section 6.02 Restrictions on Transfer of Shares Permitted. The Association may impose restrictions on the transfer of its stock reasonably calculated to assure compliance with applicable laws, to simplify the work of the Association with respect to stock transfers, voting at shareholders’ meetings and related matters and to protect it against fraudulent transfers. A restriction does not affect shares issued before the restriction was adopted unless the holders of the shares are parties to a restriction agreement or otherwise consented to the restriction.
A restriction on the transfer or registration of transfer of shares is valid and enforceable against the holder or a transferee of the holder if the restriction is authorized by this section and its existence is contained in the information statement required by Section 6.01(a) of these Bylaws with regard to shares issued without certificates. Unless so noted, a restriction is not enforceable against a person without knowledge of the restriction.
Section 6.03 Acquisition of Shares by the Association. Subject to any limitations under applicable law, the Association may acquire its own shares and shares so acquired constitute authorized but unissued shares.
ARTICLE VII
INDEMNIFICATION
Section 7.01 Indemnification. Except as provided in Section 7.03 of these Bylaws, the Association shall, to the maximum extent permitted, indemnify an individual made a party to a proceeding because he or she is or was an institution-affiliated party, as defined at 12 U.S.C. § 1813(u) (an “Institution-Affiliated Party”), against liability incurred in the proceeding if his or her conduct was in good faith, he or she reasonably believed that his or her conduct was in, or not opposed to, the Association’s best interests, and in the case of any criminal proceeding, he or she had no reasonable cause to believe his or her conduct was unlawful. Termination of the proceeding by judgment, order, settlement, conviction, upon a plea of nolo contendere or its equivalent, is not, of itself, determinative that the Institution-Affiliated Party did not meet the standard of conduct described in this Section 7.01.
Section 7.02 Banking Agency Proceedings or Actions. The Association shall make or agree to make indemnification payments to an Institution-Affiliated Party for an administrative proceeding or civil action initiated by any Federal banking agency, that are reasonable and consistent with the requirements of 12 U.S.C. § 1828(k) and its implementing regulations. The Association shall indemnify an Institution-Affiliated Party for damages and expenses, including the advancement of expenses and legal fees, in cases involving an administrative proceeding or civil action not initiated by a Federal banking agency, in accordance with applicable law; provided, that such payments are consistent with safe and sound banking practices.
Section 7.03 Certain Restrictions on Indemnification. The Association may not indemnify an Institution-Affiliated Party in connection with a proceeding by or in the right of an Association in which such Institution-Affiliated Party was adjudged liable to the Association, or in connection with any other proceeding charging that such party derived an improper personal benefit, whether or not involving action in his or her official capacity, in which proceeding he or she was adjudged liable on the basis that he or she derived an improper personal benefit.
Section 7.04 Mandatory Indemnification. Subject to the restrictions in Section 7.03 above, the Association shall indemnify a director or officer of the Association who was successful, on the merits or otherwise, in the defense of any proceeding, or in the defense of any claim, issue or matter in the proceeding, to which he or she was a party because he or she is or was a director or officer of the Association, against reasonable expenses incurred by him or her in connection with the proceeding or claim with respect to which he or she has been successful.
Section 7.05 Determination. The Association may not indemnify an Institution-Affiliated Party under Section 7.01 of these Bylaws unless authorized and a determination has been made in a specific case that indemnification of the Institution-Affiliated Party is permissible in the circumstances because the Institution-Affiliated Party has met the applicable standard of conduct set forth in Section 7.01 of these Bylaws. Such determination shall be made either (a) by the Board of Directors or their designee in accordance with applicable law, or (b) by the holders of common stock of the Association, by a majority of the votes entitled to be cast by holders of qualified shares present in person or by proxy at a meeting. The majority of the votes entitled to be cast by the holders of all qualified shares constitute a quorum for purposes of action that complies with this Section 7.05.

Section 7.06 General Indemnification. The indemnification and advancement of expenses provided by this Article VIII shall not be construed to be exclusive of any other rights to which a person seeking indemnification or advancement of expenses may be entitled under the Articles of Association, these Bylaws, any agreement, any vote of shareholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office.
Section 7.07 Advances. The Association, in accordance applicable law, shall pay for or reimburse the reasonable expenses incurred by an Institution-Affiliated Party who is a party to a proceeding in advance of final disposition of the proceeding if (a) such party furnishes the Association a written affirmation of his or her good faith belief that he or she has met the applicable standard of conduct described in Section 7.01 of these Bylaws, (b) such party furnishes to the Association a written undertaking in the form required by applicable law, executed personally or on his or her behalf, to repay the advance if it is ultimately determined that he or she did not meet the applicable standard of conduct and (c) a determination is made that the facts then known to those making a determination would not preclude indemnification under this Article VIII.
Section 7.08 Scope of Indemnification. Except as otherwise provided in these Bylaws, the indemnification and advancement of expenses authorized by this Article VIII are intended to permit the Association to indemnify to the fullest extent permitted by applicable law, any and all persons whom it shall have power to indemnify under applicable law from and against any and all of the expenses, liabilities or other matters referred to in or covered by such laws. Any indemnification or advancement of expenses hereunder shall, unless otherwise provided when the indemnification or advancement of expenses is authorized or ratified, continue as to a person who has ceased to be an Institution-Affiliated Party and shall inure to the benefit of such person’s heirs, executors and administrators.
Section 7.09 Insurance. The Association may provide for the payment of reasonable premiums for insurance on behalf of a person who is or was an Institution-Affiliated Party, or who, while serving as an Institution-Affiliated Party, is or was serving at the request of the Association as a director, officer, partner, trustee, employee, fiduciary, or agent of another foreign or domestic Association, or other person, or of an employee benefit plan, against liability asserted against or incurred by him or her in any such capacity or arising out of his or her status in any such capacity, whether or not the Association would have the power to indemnify him or her against the liability under the provisions of this Article VIII or applicable law, as the same may hereafter be amended or modified; provided, that such liability insurance shall be consistent with the requirements of 12 C.F.R. 7.2014 and shall exclude coverage of liability for a formal order assessing civil money penalties against an Institution-Affiliated Party.
Section 7.10 Reliance Upon Corporate Records. Each director and officer and each member of any committee designated by the Board of Directors shall, in the performance of his or her duties, be fully protected in relying in good faith upon the books of account or other records of the Association or of any of its subsidiaries, or upon information, opinions, reports or statements made to the Association or any of its subsidiaries by any officer or employee of the Association or of a subsidiary or by any committee designated by the Board of Directors or by any other person as to matters such director, officer or committee member reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Association.
Section 7.11 Other Rights and Remedies. The rights to indemnification and advancement of expenses provided in this Article shall be in addition to any other rights which a party may have or hereafter acquire under any applicable law, contract, order or otherwise.
Section 7.12 Severability. If any provision of this Article VIII shall be held to be invalid, illegal or unenforceable for any reason, the remaining provisions of this Article VIII shall not be affected or impaired thereby, but shall, to the fullest extent possible, be construed so as to give effect to the intent of this Article VIII that each party covered hereby is entitled to the fullest protection permitted by applicable law.
ARTICLE VIII
AMENDMENTS TO BYLAWS
Section 8.01 Authority to Amend. The Association’s Board of Directors may amend these Bylaws or repeal and adopt new bylaws at any time by a vote of a majority of the total number of the directors. The Association’s shareholders entitled to vote may adopt additional bylaws and may amend or repeal any of these Bylaws, whether or not adopted by them, at any time.

ARTICLE IX
MISCELLANEOUS
Section 9.01 Corporate Seal. The Board of Directors shall provide for a corporate seal, to be in such a form as the directors may determine to be appropriate, and the President, the cashier, the Secretary, or any assistant cashier or assistant secretary, or other officer thereunto designated by the board of directors any officer of the Association may, when and as required or as determined to be appropriate, affix or impress the seal, or a facsimile thereof, to or on any instrument or document of the Association.
Section 9.02 Fiscal Year. The fiscal year of the Association shall begin on the 1st day of January and end on the 31st day of December in each year.
Section 9.03 Execution of Instruments. All agreements, indentures, mortgages, deeds, conveyances, transfers, certificates, declarations, receipts, discharges, releases, satisfactions, settlements, petitions, schedules, accounts, affidavits, bonds, undertakings, proxies and other instruments or documents (collectively, “instruments”) may be signed, executed, acknowledged, verified, delivered or accepted in behalf of the Association by the Chairperson, or the Chief Executive Officer, or the President, or any vice president (however designated), or any other officer who holds a position that is senior to a vice president (however designated), or the Secretary or any assistant secretary, or if in connection with the exercise of fiduciary powers of the Association, by any of said officers or by any Trust Officer. Any such instruments may also be executed, acknowledged, verified, delivered or accepted in behalf of the Association in such other manner and by such other officers or individuals as the board of directors or its authorized delegee may from time to time direct. The provisions of this Section 9.03 are supplementary to any other provisions of these Bylaws.
Section 9.04 Exclusive Forum.
Unless the Association consents in writing to the selection of an alternative forum, to the fullest extent permitted by law, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Association, (ii) any action asserting a claim of breach of a fiduciary duty owed by any Director, officer or other employee of the Association to the Association or the Association’s shareholders, (iii) any action asserting a claim against the Association or any Director, officer or other employee of the Association arising pursuant to any provision of Delaware law or the Articles of Association or these By-Laws (in each case, as they may be amended from time to time) or (iv) any action asserting a claim against the Association or any Director, officer or other employee of the Association governed by the internal affairs doctrine shall be the Court of Chancery of the State of Delaware (or, if the Court of Chancery of the State of Delaware has no jurisdiction, the federal district court for the District of Delaware).
To the fullest extent permitted by law, any person or entity purchasing or otherwise acquiring or holding any interest in shares of capital stock of the Association shall be deemed to have notice of and consented to the provisions of this Section 9.04.
(END)

Flagstar Financial, Inc.

C/O COMPUTERSHARE
480 WASHINGTON BOULEVARD
JERSEY CITY, NJ 07310

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

If the shares you held at the record date were held through a Company benefit plan, the deadline for providing voting instructions via the Internet is 11:59 p.m. Eastern Daylight Time on [TBD], 2025. For all others, the deadline for voting via the Internet is 11:59 p.m. Eastern Daylight Time on [TBD], 2025. In either case, please be sure to have your proxy card in hand when you access the website, and follow the instructions provided to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/FLG2025SM**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
You may use any touch-tone phone to vote; just be sure to have your proxy card in hand when you call and then follow the instructions provided. Please Note: If the shares you held at the record date were held through a Company benefit plan, the deadline for voting by phone is 11:59 p.m. Eastern Daylight Time on [TBD], 2025. For all others, the deadline for voting by phone is 11:59 p.m. Eastern Daylight Time on [TBD], 2025.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V77606-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

FLAGSTAR FINANCIAL, INC.

The Board of Directors recommends you vote FOR the following Proposals.

OTHER BUSINESS: On any other matter properly presented for action by shareholders at the special meeting, such as any matters incident to the conduct of the meeting, the proxies are authorized to vote the shares represented by this appointment of proxy according to their best judgment. In accordance with applicable law, only business within the purposes described in the meeting notice may be conducted at the special meeting.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, trustee or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

FLAGSTAR FINANCIAL, INC.
SPECIAL MEETING OF SHAREHOLDERS
[TBD], [TBD], 2025
[TBD], Eastern Daylight Time

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com.

V77607-TBD

The shareholder(s) hereby appoint(s) Steven T. Mnuchin, with full power to appoint his substitute, and hereby authorizes him (or his substitute) to represent and vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of FLAGSTAR FINANCIAL, INC., that the shareholder(s) is/are entitled to vote at the Special Meeting of Shareholders to be held at [TBD], ET on [TBD], 2025, virtually at www.virtualshareholdermeeting.com/FLG2025SM, and any adjournment or postponement thereof.

If you hold shares of common stock of the Company through the Flagstar Financial, Inc. Employee Savings Plan (the "401(k) Plan"), this proxy card covers all shares for which you have the right to give voting instructions to Empower Trust Company, the trustee for the 401(k) Plan (the "Trustee"). This proxy card, when properly executed and dated, will be voted by the Trustee as you direct. If you do not direct the Trustee how to vote the shares of common stock credited to your plan account by [TBD] p.m., Eastern Time, on [TBD], 2025, the Trustee will vote the shares held in the 401(k) Plan in the same proportion as the voting instructions it receives from other participants as of that date and time.

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED
POSTAGE-PAID ENVELOPE OR VOTE VIA THE INTERNET OR BY TELEPHONE

(Continued, and to be marked, dated, and signed on the reverse side)